Exhibit 10.2

Volume Submitter 401(k) Profit Sharing Plan

ADOPTION AGREEMENT FOR

E.R.I.S.A., INC.

VOLUME SUBMITTER 401(K) PROFIT SHARING PLAN

CAUTION: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in this Employer Information Section.)

1.	EMPLOYER’S NAME, ADDRESS, TELEPHONE NUMBER, TIN AND FISCAL YEAR

	Name:	Ottawa Savings Bank

	Address:	925 LaSalle Street
Street

		Ottawa	Illinois	61350
		City	State	Zip

Telephone: 815-433-2525

Taxpayer Identification Number (TIN): 36-1588740

Employer’s Fiscal Year ends: December 31

2.	TYPE OF ENTITY

	a.	☒	Corporation (including tax-exempt or non-profit Corporation)

	b.	☐	Professional Service Corporation

	c.	☐	S Corporation

	d.	☐	Limited Liability Company that is taxed as:

			1.	☐ a partnership or sole proprietorship

			2.	☐ a Corporation

			3.	☐ an S Corporation

	e.	☐	Sole Proprietorship

	f.	☐	Partnership (including limited liability)

	g.	☐	Other: (must be a legal entity recognized under federal income tax laws)

3.	AFFILIATED EMPLOYERS/PARTICIPATING EMPLOYERS (Plan Sections 1.7 and 1.61). Is the Employer an Affiliated Employer (i.e., a member of a controlled group or an affiliated service group (within the meaning of Code §414(b), (c), (m) or (o)))?

	a.	☒	No

	b.	☐	Yes, the Employer is a member of (select one or both of 1. - 2. AND select one of 3. - 4. below):

			1.	☐ A controlled group

			2.	☐ An affiliated service group

AND, will any of the Affiliated Employers adopt the Plan as Participating Employers?

			3.	☐ Yes (Complete a participation agreement for each Participating Employer.)

			4.	☐ No (The Plan could fail to satisfy the Code §410(b) coverage rules.)

MULTIPLE EMPLOYER PLAN (Plan Article XIV). Will any Employers who are not Affiliated Employers adopt this Plan as part of a multiple employer plan (MEP) arrangement?

	c.	☒	No

	d.	☐	Yes (Complete a participation agreement for each Participating Employer.)

PLAN INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in Questions 9. through 11.)

4.	PLAN NAME:

Ottawa Savings Bank Employees’ Savings & Profit Sharing Plan

5.	PLAN STATUS

	a.	☐	New Plan

	b.	☒	Amendment and restatement of existing Plan

PPA RESTATEMENT (leave blank if not applicable)

			1.	☒	This is an amendment and restatement to bring a plan into compliance with the Pension Protection Act of 2006 (“PPA”) and other legislative and regulatory changes (i.e., the 6-year pre-approved plan restatement).

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Volume Submitter 401(k) Profit Sharing Plan

6.	EFFECTIVE DATE (Plan Section 1.25) (complete a. if new plan; complete a. AND b. if an amendment and restatement)

Initial Effective Date of Plan

	a.	June 1, 2005 (enter month day, year) (hereinafter called the “Effective Date” unless 6.b. is entered below)

Restatement Effective Date. If this is an amendment and restatement, the effective date of the restatement (hereinafter called the “Effective Date”) is:

	b.	January 1, 2015 (enter month day, year; may enter a restatement date that is the first day of the current Plan Year. Plan contains appropriate retroactive effective dates with respect to provisions for appropriate laws.)

7.	PLAN YEAR (Plan Section 1.65) means, except as otherwise provided in d. below:

	a.	☒	the calendar year

	b.	☐	the twelve-month period ending on (e.g., June 30th)

	c.	☐	other: (e.g., a 52/53 week year ending on the date nearest the last Friday in December).

SHORT PLAN YEAR (Plan Section 1.76). Select below if there is a Short Plan Year (if the effective date of participation is based on a Plan Year, then coordinate with Question 15) (leave blank if not applicable):

	d.	☐	beginning on (enter month day, year; e.g., July 1, 2013) and ending on (enter month day, year).

8.	VALUATION DATE (Plan Section 1.86) means:

	a.	☒	every day that the Trustee (or Insurer), any transfer agent appointed by the Trustee (or Insurer) or the Employer, and any stock exchange used by such agent are open for business (daily valuation)

	b.	☐	the last day of each Plan Year

	c.	☐	the last day of each Plan Year half (semi-annual)

	d.	☐	the last day of each Plan Year quarter

	e.	☐	other (specify day or days): (must be at least once each Plan Year)

	NOTE:		The Plan always permits interim valuations.

9.	PLAN NUMBER assigned by the Employer

	a.	☐	001

	b.	☐	002

	c.	☒	Other: 003

10.	TRUSTEE(S) OR INSURER(S) (Plan Sections 1.44 and 1.84):

	a.	☐	Insurer. This Plan is funded exclusively with Contracts and the name of the Insurer(s) is:

(1) (2) (if more than 2, add names to signature page).

	b.	☒	Individual Trustee(s). Individual Trustee(s) who serve as Trustee(s) over assets not subject to control by a corporate Trustee. (add additional Trustees as necessary)

Name(s)	Title(s)

Jon Kranov	President & CEO

Marc Kingry	CFO

Craig Hepner	Executive VP & COO

Address and telephone number

1.	☒	Use Employer address and telephone number

2.	☐	Use address and telephone number below:

Address:
Street

	City	State	Zip

Telephone:

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Volume Submitter 401(k) Profit Sharing Plan

c.	☐	Corporate Trustee(s) (add additional Trustees as necessary)

Name:

Address:
Street

	City	State	Zip

Telephone:

Directed/Discretionary Trustee. Unless otherwise specified below, if there is a corporate Trustee, it will serve as a Directed (nondiscretionary) Trustee (Plan Section 1.21) and if there is an individual Trustee, he or she will serve as a Discretionary Trustee (Plan Section 1.22) over all Plan assets (select all that apply; leave blank if defaults apply)

d.	☐	Directed Trustee exceptions (leave blank if no exceptions):

Directed Trustee over specified Plan assets (select all that apply; leave blank if none apply)

		1.	☐	The corporate Trustee will serve as Directed Trustee over the following assets:

		2.	☐	The individual Trustee(s) will serve as Directed Trustee over the following assets:

Individual Trustee will serve as Directed Trustee (may not be selected with d.1. or d.2.)

		3.	☐	over all Plan assets

e.	☐	Discretionary Trustee exceptions (leave blank if no exceptions):

Discretionary Trustee over specified Plan assets (select all that apply; leave blank if none apply)

		1.	☐	The individual Trustee(s) will serve as Discretionary Trustee over the following assets:

		2.	☐	The corporate Trustee will serve as Discretionary Trustee over the following assets:

Corporate Trustee will serve as Discretionary Trustee (may not be selected with e.1. or e.2.)

		3.	☐	over all Plan assets

NOTE:		Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections) or a separate agreement may be used to appoint a special Trustee for purposes of collecting delinquent contributions. If no such appointment is made, then except as provided in Plan Section 7.3(c), the Trustee will have such responsibility.

Separate trust. Will a separate trust agreement that is approved by the IRS for use with this Plan be used?

f.	☒	No

g.	☐	Yes

NOTE:		If Yes is selected, an executed copy of the trust agreement between the Trustee and the Employer must be attached to this Plan. The Plan and trust agreement will be read and construed together. The responsibilities, rights and powers of the Trustee will be those specified in the trust agreement.

11.	ADMINISTRATOR’S NAME, ADDRESS AND TELEPHONE NUMBER

(If none is named, the Employer will be the Administrator (Plan Section 1.5).)

	a.	☒	Employer (use Employer address and telephone number)

	b.	☐	Other:

Name:

Address:
Street

	City	State	Zip

Telephone:

12.	CONTRIBUTION TYPES

The selections made below must correspond with the selections made under the Contributions and Allocations Section of this Adoption Agreement.

FROZEN PLAN OR CONTRIBUTIONS HAVE BEEN SUSPENDED (Plan Section 4.1(c)) (optional)

	a.	☐	This is a frozen Plan (i.e., all contributions cease) (if this is a temporary suspension, select a.2):

			1.	☐	All contributions ceased as of, or prior to, the effective date of this amendment and restatement and the prior Plan provisions are not reflected in this Adoption Agreement (may enter effective date at 3. below and/or select contributions at b. - h. (optional), skip questions 13-19 and 23-31)

			2.	☐	All contributions ceased or were suspended and the prior Plan provisions are reflected in this Adoption Agreement (must enter effective date at 3. below and select contributions at b. - h.)

Effective date

			3.	☐	as of (effective date is optional unless a.2. has been selected above or this is the amendment or restatement to freeze the Plan).

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Volume Submitter 401(k) Profit Sharing Plan

CONTRIBUTIONS

The Plan permits the following contributions (select one or more):

b.	☒	Elective Deferrals (Question 25). Also select below if Roth Elective Deferrals are permitted.

		1.	☒	Roth Elective Deferrals (Plan Section 1.73)

c.	☒	401(k) “ADP test safe harbor contributions” (Question 27)

		1.	☒	401(k) “ADP test safe harbor contributions” (other than QACA “ADP test safe harbor contributions”) (Match, Nonelective)

		2.	☐	QACA “ADP test safe harbor contributions”

d.	☒	Employer matching contributions (Question 28)

e.	☒	Employer profit sharing contributions (includes “prevailing wage contributions”) (Questions 29-30)

f.	☒	Rollover contributions (Question 46)

g.	☐	After-tax voluntary Employee contributions (Question 47)

h.	☐	SIMPLE 401(k) contributions (Plan Section 13.1) (may not be selected with 12.c., 12.d., 12.e. or 12.g.)

ELIGIBILITY REQUIREMENTS
13.	ELIGIBLE EMPLOYEES (Plan Section 1.28) means all Employees (including Leased Employees) EXCEPT those Employees who are excluded below or elsewhere in the Plan:

	a.	☐	No excluded Employees. There are no additional excluded Employees under the Plan (skip to Question 14).

	b.	☒	Exclusions - same for all contribution types. The following Employees are not Eligible Employees for all contribution types (select one or more of e. - k. below; also select 1. for each exclusion selected at e. - j.):

	c.	☐	Exclusions - different exclusions apply. The following Employees are not Eligible Employees for the designated contribution types (select one or more of d. - k. below; also select 1. OR all that apply of 2. - 4. for each exclusion selected at d. - j.):

	NOTE:		Unless otherwise specified in this Section, Elective Deferrals include Roth Elective Deferrals, after-tax voluntary Employee contributions, and rollover contributions; Matching includes QMACs; and Nonelective Profit Sharing includes QNECs. “ADP test safe harbor contributions” (SH) (including those made pursuant to a QACA) and SIMPLE 401(k) contributions are subject to the exclusions for Elective Deferrals except as provided in Question 27.

Exclusions		All Contributions		Elective Deferrals/SH	Matching	Nonelective Profit Sharing

d.	No exclusions	N/A		2. ☐	3. ☐	4. ☐

e.	Union Employees (as defined in Plan Section 1.28)	1. ☒	OR	2. ☐	3. ☐	4. ☐

f.	Nonresident aliens (as defined in Plan Section 1.28)	1. ☒	OR	2. ☐	3. ☐	4. ☐

g.	Highly Compensated Employees (Plan Section 1.41)	1. ☐	OR	2. ☐	3. ☐	4. ☐

h.	Leased Employees (Plan Section 1.49)	1. ☒	OR	2. ☐	3. ☐	4. ☐

i.	Part-time/temporary/seasonal Employees. A part-time, temporary or seasonal Employee is an Employee whose regularly scheduled service is less than 1000 Hours of Service in the relevant eligibility computation period (as defined in Plan Section 1.88). However, if any such excluded Employee actually completes a Year of Service, then such Employee will no longer be part of this excluded class.	1. ☒	OR	2. ☐	3. ☐	4. ☐

j.	Other: (must be definitely determinable, may not be based on age or length of service (except in a manner consistent with i. above) or level of Compensation, and, if using the average benefits test to satisfy Code §410(b) coverage testing, must be a reasonable classification)	1. ☐	OR	2. ☐	3. ☐	4. ☐

	k.	☐	Other: (must (1) specify contributions to which exclusions apply, (2) be definitely determinable and not based on age or length of service (except in a manner consistent with i. above) or level of Compensation, and, (3) if using the average benefits test to satisfy Code §410(b) coverage testing, be a reasonable classification).

14.	CONDITIONS OF ELIGIBILITY (Plan Section 3.1)

	a.	☐	No age or service required. No age or service required for all contribution types (skip to Question 15).

	b.	☒	Eligibility - same for all contribution types. An Eligible Employee will be eligible to participate in the Plan for all contribution types upon satisfaction of the following (select one or more of e. - n. below; also select 1. (All Contributions) for each condition selected at e. - m.):

	c.	☐	Eligibility - different conditions apply. An Eligible Employee will be eligible to participate in the Plan upon satisfaction of the following either for all contribution types or to the designated contribution type (select one or more of d. - n. below; also select 1. OR all that apply of 2. - 4. for each condition selected at d. - m.):

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Volume Submitter 401(k) Profit Sharing Plan

NOTE:	Unless otherwise specified in this Section, Elective Deferrals include Roth Elective Deferrals, after -tax voluntary Employee contributions, and rollover contributions (unless otherwise selected at Question 46); Matching includes QMACs; and Nonelective Profit Sharing includes QNECs. “ADP test safe harbor contributions” (SH) (including those made pursuant to a QACA) and SIMPLE 401(k) contributions are subject to the conditions for Elective Deferrals except as provided in Question 27.

Eligibility Conditions		All Contributions		Elective Deferrals/SH	Matching	Nonelective Profit Sharing

d.	No age or service required	N/A		2. ☐	3. ☐	4. ☐

e.	Age 20 1/2	1. ☐	OR	2. ☐	3. ☐	4. ☐

f.	Age 21	1. ☒	OR	2. ☐	3. ☐	4. ☐

g.	Age (may not exceed 21)	1. ☐	OR	2. ☐	3. ☐	4. ☐

h.	6 (not to exceed 12) months of service (elapsed time)	1. ☒	OR	2. ☐	3. ☐	4. ☐

i.	1 Year of Service	1. ☐	OR	2. ☐	3. ☐	4. ☐

j.	2 Years of Service	N/A	OR	N/A	3. ☐	4. ☐

k.	(not to exceed 12) consecutive month period from the Eligible Employee’s employment commencement date and during which at least (not to exceed 1,000) Hours of Service are completed. If an Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the 1 Year of Service requirement in i. above.	1. ☐	OR	2. ☐	3. ☐	4. ☐

l.	(not to exceed 12) consecutive months of employment from the Eligible Employee’s employment commencement date. If an Employee does not complete the stated number of months, the Employee is subject to the 1 Year of Service requirement in i. above.	1. ☐	OR	2. ☐	3. ☐	4. ☐

m.	Other: (e.g., date on which 1,000 Hours of Service is completed within the computation period) (must satisfy the Notes below)	1. ☐	OR	2. ☐	3. ☐	4. ☐

n. ☐	Other: (e.g., date on which 1,000 Hours of Service is completed within the computation period) (must specify contributions to which conditions apply and satisfy the Notes below)

NOTE:	If m. or n. is selected, the condition must be an age or service requirement that is definitely determinable and may not exceed age 21 and for Elective Deferrals, 1 Year of Service; for Employer matching and/or Nonelective profit sharing contributions, may not exceed 2 Years of Service. If more than 1 Year of Service is required for Employer matching and/or Nonelective profit sharing contributions, 100% immediate vesting is required.

NOTE:	If the service requirement is or includes a fractional year, then, except in a manner consistent with k., an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, then an Employee will not be required to complete any specified number of Hours of Service in a particular month, unless selected in k. above. In both cases, the Plan must use the elapsed time method to determine service, except that the Hours of Service method will be used for the 1 Year of Service override (e.g., options k. and l.). In such case, select the Hours of Service method at Question 17.

NOTE:	Year of Service means Period of Service if elapsed time method is chosen.

Waiver of conditions. The service and/or age requirements specified above will be waived in accordance with the following (leave blank if there are no waivers of conditions):

Requirements waived			All Contributions		Elective Deferrals/SH	Matching	Nonelective Profit Sharing

o.	☐	If employed on the following requirements, and the entry date requirement, will be waived. The waiver applies to any Eligible Employee unless c. selected below. Such Employees will enter the Plan as of such date (select a. and/or b. AND c. if applicable; also select 1. OR all that apply of 2. - 4.):	1. ☐	OR	2. ☐	3. ☐	4. ☐

a. ☐ service requirement (may let part-time Eligible Employees into the Plan)

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Volume Submitter 401(k) Profit Sharing Plan

		b.	☐	age requirement

		c.	☐	waiver is for: (e.g., Employees of a specific division or Employees covered by a Code §410(b)(6)(C) acquisition)

p.	☐	If employed on the following requirements, and the entry date requirement, will be waived. The waiver applies to any Eligible Employee unless c. selected below. Such Employees will enter the Plan as of such date (select a. and/or b. AND c. if applicable; also select 1. OR all that apply of 2. - 4.):		1. ☐	OR	2. ☐	3. ☐	4. ☐

		a.	☐	service requirement (may let part-time Eligible Employees into the Plan)

		b.	☐	age requirement

		c.	☐	waiver is for: (e.g., Employees of a specific division or Employees covered by a Code §410(b)(6)(C) acquisition)

Amendment or restatement to change eligibility requirements

q.	☐	This amendment or restatement (or a prior amendment and restatement) modified the eligibility requirements and the prior eligibility conditions continue to apply to the Eligible Employees specified below. If this option is NOT selected, then all Eligible Employees must satisfy the eligibility conditions set forth above.

		1.	☐	The eligibility conditions above only apply to Eligible Employees who were not Participants as of the effective date of the modification.

		2.	☐	The eligibility conditions above only apply to individuals who were hired on or after the effective date of the modification.

15.	EFFECTIVE DATE OF PARTICIPATION (ENTRY DATE) (Plan Section 3.2)

	a.	☒	Entry date same for all contribution types. An Eligible Employee who has satisfied the eligibility requirements will become a Participant in the Plan for all contribution types as of the entry date selected below (select one of c. - g., j. or k. below; also select 1. (All Contributions) for entry date selected at c. - g. or j.):

	b.	☐	Entry date - different dates apply. An Eligible Employee who has satisfied the eligibility requirements will become a Participant in the Plan for the designated contribution type as of the entry dates selected below (select one or more of c. - k. below; also select all that apply of 2. - 4. for each entry date selected at c. - j.)

	NOTE:		Option g. below can only be selected when eligibility for Elective Deferral purposes is six months of service or less and age is 20 1/2 or less. Options g.3. and g.4. may be selected when eligibility is 1 1/2 Years of Service or less and age is 20 1/2 or less and the Plan provides for 100% vesting.

	NOTE:		Unless otherwise specified in this Section or any other Section, Elective Deferrals include Roth Elective Deferrals, after-tax voluntary Employee contributions, and rollover contributions (unless otherwise selected at Question 46); Matching includes QMACs; and Nonelective Profit Sharing includes QNECs. “ADP test safe harbor contributions” (SH) (including those made pursuant to a QACA) and SIMPLE 401(k) contributions are subject to the provisions for Elective Deferrals except as provided in Question 27.

Entry Date		All Contributions		Elective Deferrals/SH	Matching	Nonelective Profit Sharing

c.	Date requirements met	1. ☐	OR	2. ☐	3. ☐	4. ☐

d.	First day of the month coinciding with or next following date requirements met	1. ☒	OR	2. ☐	3. ☐	4. ☐

e.	First day of the Plan Year quarter coinciding with or next following date requirements met	1. ☐	OR	2. ☐	3. ☐	4. ☐

f.	First day of Plan Year or first day of 7th month of Plan Year coinciding with or next following date requirements met	1. ☐	OR	2. ☐	3. ☐	4. ☐

g.	First day of Plan Year coinciding with or next following date requirements met	1. ☐	OR	2. ☐	3. ☐	4. ☐

h.	First day of Plan Year in which requirements met	N/A		N/A	3. ☐	4. ☐

i.	First day of Plan Year nearest date requirements met	N/A		N/A	3. ☐	4. ☐

j.	Other: (must be definitely determinable and satisfy Note below)	1. ☐	OR	2. ☐	3. ☐	4. ☐

k.	☐	Other: (must specify contributions to which the conditions apply and must be definitely determinable and satisfy Note below)

NOTE:		If j. or k. above is selected, then it must be completed in a manner that ensures an Eligible Employee who has satisfied the maximum age (21) and service requirements (1 Year (or Period) of Service (or more than 1 year if full and immediate vesting)) and who is otherwise entitled to participate, will become a Participant not later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

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Volume Submitter 401(k) Profit Sharing Plan

SERVICE

16.	RECOGNITION OF SERVICE WITH OTHER EMPLOYERS (Plan Sections 1.62 and 1.88)

	a.	☐	No service with other employers is recognized except as otherwise required by law (e.g., the Plan already provides for the recognition of service with Employers who have adopted this Plan as well as service with Affiliated Employers and predecessor Employers who maintained this Plan; skip to Question 17).

	b.	☒	Prior service with the designated employers is recognized as follows (answer c. and select one or more of c.1. - 3.; select d. - g. as applicable) (if more than 3 employers, attach an addendum to the Adoption Agreement or complete option l. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections)):

Other Employer			Eligibility	Vesting	Contribution Allocation

c.	☒	Employer name:	1. ☒	2. ☒	3. ☒
Twin Oaks Savings Bank

d.	☐	Employer name:	1. ☐	2. ☐	3. ☐

e.	☐	Employer name:	1. ☐	2. ☐	3. ☐

f.	☐	Any entity the Employer acquires whether by asset or stock purchase, but only with respect to individuals who are employees of the acquired entity at the time of the acquisition	1. ☐	2. ☐	3. ☐

Limitations

g.	☐	The following provisions or limitations apply with respect to the recognition of prior service: (e.g., credit service with X only on/following 1/1/13 or credit all service with entities the Employer acquires after 12/31/12)	1. ☐	2. ☐	3. ☐

	NOTE:		If the other Employer(s) maintained this qualified Plan, then Years (and/or Periods) of Service with such Employer(s) must be recognized pursuant to Plan Sections 1.62 and 1.88 regardless of any selections above.

17.	SERVICE CREDITING METHOD (Plan Sections 1.62 and 1.88)

	NOTE:		The provisions set forth in the definition of Year of Service in Plan Section 1.88 will apply, including the following defaults, except as otherwise elected below:

			1.	A Year of Service means completion of at least 1,000 Hours of Service during the applicable computation period.

			2.	Hours of Service (Plan Section 1.43) will be based on actual Hours of Service.

			3.	For eligibility purposes, the computation period will be as defined in Plan Section 1.88 (i.e., shift to the Plan Year if the eligibility condition is one (1) Year of Service or less).

			4.	For vesting and allocation purposes, the computation period will be the Plan Year.

			5.	The one-year hold-out rule after a 1-Year Break in Service will not be used.

	a.	☒	Elapsed time method. (Period of Service applies instead of Year of Service) Instead of Hours of Service, elapsed time will be used for:

			1.	☐	all purposes (skip to Question 18)

			2.	☒	the following purposes (select one or more):

					a.	☒	eligibility to participate

					b.	☐	vesting

					c.	☐	sharing in allocations or contributions

	b.	☐	Alternative definitions for the Hours of Service method. Instead of the defaults, the following alternatives will apply for the Hours of Service method (select one or more):

			1.	☐	Eligibility computation period. Instead of shifting to the Plan Year, the eligibility computation period after the initial eligibility computation period will be based on each anniversary of the date the Employee first completes an Hour of Service

			2.	☐	Vesting computation period. Instead of the Plan Year, the vesting computation period will be the date an Employee first performs an Hour of Service and each anniversary thereof.

			3.	☐	Equivalency method. Instead of using actual Hours of Service, an equivalency method will be used to determine Hours of Service for:

					a.	☐	all purposes

					b.	☐	the following purposes (select one or more):

							1. ☐	eligibility to participate

							2. ☐	vesting

							3. ☐	sharing in allocations or contributions

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Volume Submitter 401(k) Profit Sharing Plan

Such method will apply to:

		c.	☐	all Employees

		d.	☐	Employees for whom records of actual Hours of Service are not maintained or available (e.g., salaried Employees)

		e.	☐	other: (e.g., per-diem Employees only)

Hours of Service will be determined on the basis of:

		f.	☐	days worked (10 hours per day)

		g.	☐	weeks worked (45 hours per week)

		h.	☐	semi-monthly payroll periods worked (95 hours per semi-monthly pay period)

		i.	☐	months worked (190 hours per month)

		j.	☐	bi-weekly payroll periods worked (90 hours per bi-weekly pay period)

		k.	☐	other: (e.g., option f. is used for per-diem Employees and option g. is used for on-call Employees)

4.	☐	Number of Hours of Service required. Instead of 1,000 Hours of Service, Year of Service means the applicable computation period during which an Employee has completed at least (not to exceed 1,000) Hours of Service for:

		a.	☐	all purposes

		b.	☐	the following purposes (select one or more):

				1. ☐	eligibility to participate

				2. ☐	vesting

				3. ☐	sharing in allocations or contributions

VESTING

18.	VESTING OF PARTICIPANT’S INTEREST (Plan Section 6.4(b))

	a.	☐	N/A (no Employer Nonelective profit sharing contributions (other than “prevailing wage contributions”), matching contributions or QACA “ADP test safe harbor contributions”; skip to Question 20)

	b.	☒

The vesting provisions selected below apply to all Participants unless otherwise selected below. In addition, option m. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections) can be used to specify any exceptions to the provisions below.

Vesting waiver. Employees who were employed on the date(s) indicated below and were Participants as of such date are 100% Vested. For Participants who enter the Plan after such date, the vesting provisions selected below apply (leave blank if no waiver applies):

			1.	☐	For all contributions. The vesting waiver applies to all contributions if employed on (enter date)

			2.	☐	For designated contributions. The vesting waiver applies to (select one or more):

					a.	☐	Employer Nonelective profit sharing contributions if employed on

					b.	☐	Employer matching contributions if employed on

					c.	☐	QACA “ADP test safe harbor contributions” if employed on

Vesting for Employer Nonelective profit sharing contributions

c.	☐	N/A (no Employer Nonelective profit sharing contributions (other than “prevailing wage contributions”); skip to f.)

d.	☐	100% vesting. Participants are 100% Vested in Employer Nonelective profit sharing contributions upon entering Plan (required if eligibility requirement is greater than one (1) Year (or Period) of Service).

e.	☒	The following vesting schedule, based on a Participant’s Years of Service (or Periods of Service if the elapsed time method is selected), applies to Employer Nonelective profit sharing contributions:

1.	☒	6 Year Graded: 0-1 year-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%

2.	☐	4 Year Graded: 1 year-25%; 2 years-50%; 3 years-75%; 4 years-100%

3.	☐	5 Year Graded: 1 year-20%; 2 years-40%; 3 years-60%; 4 years-80%; 5 years-100%

4.	☐	3 Year Cliff: 0-2 years-0%; 3 years-100%

5.	☐	Other - Must be at least as liberal as either 1. or 4. above in each year without switching between the two schedules:

Years (or Periods) of Service	Percentage
%
%
%
%
%
%

Vesting for Employer matching contributions

f.	☐	N/A (no Employer matching contributions; skip to j.)

g.	☐	The schedule above will also apply to Employer matching contributions.

h.	☐	100% vesting. Participants are 100% Vested in Employer matching contributions upon entering Plan. (required if eligibility requirement is greater than 1 Year (or Period) of Service)

i.	☒	The following vesting schedule, based on a Participant’s Years of Service (or Periods of Service if the elapsed time method is selected), applies to Employer matching contributions:

		1.	☒	6 Year Graded: 0-1 year-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%

		2.	☐	4 Year Graded: 1 year-25%; 2 years-50%; 3 years-75%; 4 years-100%

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3.	☐	5 Year Graded: 1 year-20%; 2 years-40%; 3 years-60%; 4 years-80%; 5 years-100%

4.	☐	3 Year Cliff: 0-2 years-0%; 3 years-100%

5.	☐	Other - must be at least as liberal as either 1. or 4. above in each year without switching between the two schedules:

Years (or Periods) of Service	Percentage
%
%
%
%
%
%

Vesting for QACA safe harbor contributions

j.	☒	N/A (no QACA “ADP test safe harbor contributions”; skip to Question 19)

k.	☐	100% vesting. Participants are 100% Vested in QACA “ADP test safe harbor contributions” upon entering Plan (skip to Question 19).

l.	☐	The following vesting schedule, based on a Participant’s Years of Service (or Periods of Service if the elapsed time method is selected), applies to the Participant’s Qualified Automatic Contribution Safe Harbor Account:

		1.	☐	100% after two years: 0-1 year-0%; 2 years-100%

		2.	☐	Other - Must be at least as liberal as 1. above in each year:

Years (or Periods) of Service	Percentage
Less than 1		%
1		%
2	100%

19.	VESTING OPTIONS

Excluded vesting service. The following Years of Service will be disregarded for vesting purposes (select all that apply; leave blank if none apply):

	a.	☐	Service prior to the initial Effective Date of the Plan or a predecessor plan (as defined in Regulations §1.411(a)-5(b)(3))

	b.	☐	Service prior to the computation period in which an Employee has attained age 18

Vesting for death, Total And Permanent Disability and Early Retirement Date. Regardless of the vesting schedule, a Participant will become fully Vested upon (select all that apply; leave blank if none apply):

	c.	☒	Death

	d.	☒	Total and Permanent Disability

	e.	☐	Early Retirement Date

	NOTE:		Unless otherwise elected at option v. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), the options above apply to QACA “ADP test safe harbor contributions,” if any, as well as to Employer Nonelective profit sharing contributions and matching contributions.

RETIREMENT AGES

20.	NORMAL RETIREMENT AGE (“NRA”) (Plan Section 1.55) means:

	a.	☐	Specific age. The date a Participant attains age (see Note below).

	b.	☒	Age/participation. The later of the date a Participant attains age 65 (see Note below) or the 5th (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

	NOTE:		A Participant’s age specified above may not exceed 65 and, if this Plan includes transferred pension assets, may not be less than age 62 unless the Employer has evidence that the representative typical retirement age for the adopting Employer’s industry is a lower age, but may be no less than age 55.

21.	NORMAL RETIREMENT DATE (Plan Section 1.56) means, with respect to any Participant, the:

	a.	☒	date on which the Participant attains “NRA”

	b.	☐	first day of the month coinciding with or next following the Participant’s “NRA”

	c.	☐	first day of the month nearest the Participant’s “NRA”

	d.	☐	Anniversary Date coinciding with or next following the Participant’s “NRA”

	e.	☐	Anniversary Date nearest the Participant’s “NRA”

	f.	☐	Other: (e.g., first day of the month following the Participant’s “NRA”).

22.	EARLY RETIREMENT DATE (Plan Section 1.23)

	a.	☒	N/A (no early retirement provision provided)

	b.	☐	Early Retirement Date means the:

			1. ☐	date on which a Participant satisfies the early retirement requirements

			2. ☐	first day of the month coinciding with or next following the date on which a Participant satisfies the early retirement requirements

			3. ☐	Anniversary Date coinciding with or next following the date on which a Participant satisfies the early retirement requirements

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Early retirement requirements

4.	☐	Participant attains age

AND, completes (leave blank if not applicable)

		a.	☐	at least Years (or Periods) of Service for vesting purposes

		b.	☐	at least Years (or Periods) of Service for eligibility purposes

COMPENSATION

23.	COMPENSATION with respect to any Participant is defined as follows (Plan Sections 1.18 and 1.40).

Base definition

	a.	☒	Wages, tips and other compensation on Form W-2

	b.	☐	Code §3401(a) wages (wages for withholding purposes)

	c.	☐	415 safe harbor compensation

	NOTE:		Plan Sections 1.18(d) and 1.40 provide that the base definition of Compensation includes deferrals that are not included in income due to Code §§401(k), 125, 132(f)(4), 403(b), 402(h)(1)(B)(SEP), 414(h)(2), & 457.

Determination period. Compensation will be based on the following “determination period” (this will also be the Limitation Year unless otherwise elected at option i. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections)):

	d.	☒	the Plan Year

	e.	☐	the Fiscal Year coinciding with or ending within the Plan Year

	f.	☐	the calendar year coinciding with or ending within the Plan Year

Adjustments to Compensation (for Plan Section 1.18). Compensation will be adjusted by:

	g.	☒	No adjustments. No adjustments to Compensation for all contribution types (skip to v. below).

	h.	☐	Adjustments - same for all contribution types. The following Compensation adjustments apply to all contribution types (select one or more of l. - u. below; also select 1. (All Contributions) for each adjustment selected at l. - t.):

	i.	☐	Adjustments - different adjustments apply. The following Compensation adjustments for the designated contribution type (select one or more of j. - u. below; also select 1. OR all that apply of 2. - 5. for each adjustment selected at j. - t.):

	NOTE:		Elective Deferrals include Roth Elective Deferrals, Matching includes QMACs and matching “ADP test safe harbor contributions” (including those made pursuant to a QACA), and Nonelective Profit Sharing includes QNECs unless specified otherwise. ADP Safe Harbor Nonelective includes nonelective “ADP test safe harbor contributions” (including those made pursuant to a QACA).

Adjustments		All Contributions		Elective Deferrals	Matching	Nonelective Profit Sharing	ADP Safe Harbor Nonelective

j.	no Adjustments	N/A		2. ☐	3. ☐	4. ☐	5. ☐

k.	excluding salary reductions (401(k), 125, 132(f)(4), 403(b), SEP, 414(h)(2) pickup, & 457)	N/A		N/A	N/A	4. ☐	5. ☐

l.	excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in k. above) and welfare benefits.	1. ☐	OR	2. ☐	3. ☐	4. ☐	5. ☐

m.	excluding Compensation paid during the “determination period” while not a Participant in the component of the Plan for which the definition applies.	1. ☐	OR	2. ☐	3. ☐	4. ☐	5. ☐

n.	excluding Compensation paid during the “determination period” while not a Participant in any component of the Plan for which the definition applies.	1. ☐	OR	2. ☐	3.☐	4. ☐	5. ☐

o.	excluding Military Differential Pay	1. ☐	OR	2. ☐	3. ☐	4. ☐	5. ☐

p.	excluding overtime	1. ☐	OR	2. ☐	3. ☐	4. ☐	5. ☐

q.	excluding bonuses	1. ☐	OR	2. ☐	3. ☐	4. ☐	5. ☐

r.	excluding commissions	1. ☐	OR	2. ☐	3. ☐	4. ☐	5. ☐

s.	excluding Compensation paid by an Affiliated Employer that has not adopted this Plan.	1. ☐	OR	2. ☐	3. ☐	4. ☐	5. ☐

t.	other:	1. ☐	OR	2. ☐	3. ☐	4. ☐	5. ☐

(e.g., describe Compensation from the elections available above or a combination thereof as to a Participant group (e.g., no exclusions as to Division A Employees and exclude bonuses as to Division B Employees); and/or describe another exclusion (e.g., exclude shift differential pay))

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u.		other: (e.g., describe Compensation from the elections available above or a combination thereof as to a contribution source and Participant group (e.g., no exclusions as to Division A Employees and exclude bonuses as to Division B Employees); and/or describe another exclusion (e.g., exclude shift differential pay)).

NOTE:		If p., q., r., s., t. or u. is selected, the definition of Compensation could violate the nondiscrimination rules. In addition, p., q., r., s., t. or u. are not recommended if the Plan is using the ADP/ACP safe harbor provisions.

Military Differential Pay special effective date (leave blank if not applicable)

v.	☐	If this is a PPA restatement and the provisions above regarding Military Differential Pay (included unless o. is selected) have a later effective date than Plan Years beginning after December 31, 2008, then enter the date such provisions were first effective: (may not be earlier than January 1, 2009; for Plan Years beginning prior to January 1, 2009, Military Differential Pay is treated in accordance with the post-severance compensation provisions in the following Question).

24.	POST-SEVERANCE COMPENSATION (415 REGULATIONS)

The following optional provision of the 415 Regulations will apply to Limitation Years beginning on or after July 1, 2007 unless otherwise elected below:

415 Compensation (post-severance compensation adjustments) (select all that apply at a. - b.; leave blank if none apply)

	NOTE:		Unless otherwise elected under a. below, the following defaults apply: 415 Compensation will include (to the extent provided in Plan Section 1.40), post-severance regular pay, leave cash-outs and payments from nonqualified unfunded deferred compensation plans.

	a.	☐	The defaults listed above apply except for the following (select one or more):

			1.	☐	Leave cash-outs will be excluded

			2.	☐	Nonqualified unfunded deferred compensation will be excluded

			3.	☐	Military Differential Pay will be included (Plan automatically includes for Limitation Years beginning after December 31, 2008)

			4.	☐	Disability continuation payments will be included for:

					a.	☐	Nonhighly Compensated Employees only

					b.	☐	all Participants and the salary continuation will continue for the following fixed or determinable period:

	b.	☐	The last paycheck (“administrative delay”) rule will be applied (amounts paid in the first few weeks of a Limitation Year due to administrative delay relate back to the prior Limitation Year).

Plan Compensation (post-severance compensation adjustments)

	c.	☒	Defaults apply. For all contribution types, Compensation will include (to the extent provided in Plan Section 1.18 and to the extent such amounts would be included in Compensation if paid prior to severance of employment) post-severance regular pay, leave cash-outs, and payments from nonqualified unfunded deferred compensation plans (skip to n. below).

	d.	☐	Exclude all post-severance compensation. Exclude all post-severance compensation for all contribution types (skip to n. below).

	e.	☐	Post-severance adjustments - same for all contribution types. The defaults listed at c. apply except for the following for all contribution types (select one or more of i. - m. below; also select 1. (All Contributions) for each adjustment selected):

	f.	☐	Post-severance adjustments - different adjustments apply. The defaults listed at c. apply except for the following for the designated contribution type (select one or more of g. - m. below; also select 1. OR all that apply of 2. - 5. for each adjustment selected):

Adjustments		All Contributions		Elective Deferrals	Matching	Nonelective Profit Sharing	ADP Safe Harbor Nonelective

g.	Defaults apply	N/A		2. ☐	3. ☐	4. ☐	5. ☐

h.	Exclude all post-severance compensation (may violate the nondiscrimination requirements)	N/A		2. ☐	3. ☐	4. ☐	5. ☐

i.	Regular pay will be excluded (may violate the nondiscrimination requirements)	1. ☐	OR	2. ☐	3. ☐	4. ☐	5. ☐

j.	Leave cash-outs will be excluded	1. ☐	OR	2. ☐	3. ☐	4. ☐	5. ☐

k.	Nonqualified unfunded deferred compensation will be excluded	1. ☐	OR	2. ☐	3. ☐	4. ☐	5. ☐

l.	Military Differential Pay will be included	1. ☐	OR	2. ☐	3. ☐	4. ☐	5. ☐

m.	Disability continuation payments will be included for:	1. ☐	OR	2. ☐	3. ☐	4. ☐	5. ☐

a.	☐	Nonhighly Compensated Employees only

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Volume Submitter 401(k) Profit Sharing Plan

		b.	☐	all Participants and the salary continuation will continue for the following fixed or determinable period:

		NOTE:		The above treatment of Military Differential Pay only applies to Plan Years beginning prior to January 1, 2009. For Plan Years beginning after such date, Military Differential Pay is not considered post-severance compensation and the provisions of Question 23 apply.

Post-severance compensation special effective date (leave blank if not applicable)

		n.	☐	If this is a PPA restatement and the post-severance compensation adjustments above for 415 Compensation or Plan Compensation applied other than the first day of the Plan Year beginning on or after July 1, 2007, then enter the date such provisions were first effective:

CONTRIBUTIONS AND ALLOCATIONS

25.		SALARY DEFERRAL ARRANGEMENT - ELECTIVE DEFERRALS (Plan Section 12.2) (skip if Elective Deferrals NOT selected at Question 12.b.) (Roth Elective Deferrals are permitted if selected at Question 12.b.1)

	A.	Elective Deferral limit. Each Participant may elect to have Compensation deferred by:

		a.	☐	up to %

		b.	☐	from % (may not be less than 1%) to %

		c.	☒	up to the maximum amount allowed by law (i.e., Code §§402(g) and 415)

	B.	Additional Elective Deferral limits. Regardless of the above limits (if any), the following apply (select all that apply; leave blank if none apply):

		d.	☐	If a. or b. above is selected, a Participant may make a separate election to defer up to % of any irregular pay (e.g., bonus) regardless of the limitation in a. or b. above

		e.	☐	For Participants who are HCEs determined as of the beginning of a Plan Year, then instead of 25.A. applying, the Elective Deferral limit is (must be equal to or lower than limit selected in 25.A.; may not be selected if HCEs are excluded at 13.g.1 or 13.g.2):

				1.	☐	% of Compensation

				2.	☐	the percentage equal to the Elective Deferral limit in effect under Code §402(g)(3) for the calendar year that begins with or within the Plan Year divided by the annual compensation limit in effect for the Plan Year under Code §401(a)(17)

				3.	☐	other: (e.g., must be a specific limit that only applies to some or all HCEs)

	C.	Catch-Up Contributions (Plan Section 1.15). May eligible Participants make Catch-Up Contributions?

		f.	☐	No (skip to D. below)

		g.	☒	Yes, and the following provisions apply:

Matching Catch-Up Contributions. Will Catch-Up Contributions be taken into account in applying any matching contribution under the Plan?

				1.	☒	Yes

				2.	☐	No (may not be selected if this Plan provides for matching “ADP test safe harbor contributions” or “ACP test safe harbor matching contributions”)

Special effective date (may be left blank if effective date is same as the Plan or Restatement Effective Date)

				3.	☐	The effective date of the Catch-Up Contribution provisions is (enter special effective date)

Applying limits. If the amount of Elective Deferrals that may be made to the Plan is limited in A. and/or B. above, are Catch-Up Contributions aggregated with other Elective Deferrals in applying such limits?

				4.	☒	No or N/A (there are no limits or Catch-Up Contributions may be made in addition to any imposed limits)

				5.	☐	Yes (if selected, the limits in A. and/or B. must not be less than 75% of Compensation)

	D.	Elective Deferral special effective date (may be left blank if effective date is same as the Plan or Restatement Effective Date)

		h.	☐	The effective date of the Elective Deferral component of the Plan is (enter month day, year; may not be earlier than the date on which the Employer first adopts the Elective Deferral component of the Plan).

26.		AUTOMATIC CONTRIBUTION ARRANGEMENT (Plan Section 12.2 and 12.9) (skip if Elective Deferrals are NOT selected at Question 12.b.)

	A.	Automatic Deferral provisions. Will the Plan include Automatic Deferral provisions?

		a.	☒	No (skip to Question 27)

		b.	☐	Yes, this Plan includes (select one):

				1.	☐	A traditional Automatic Contribution Arrangement (not an Eligible Automatic Contribution Arrangement (EACA) or a Qualified Automatic Contribution Arrangement (QACA))

				2.	☐	An Eligible Automatic Contribution Arrangement (EACA) but not a Qualified Automatic Contribution Arrangement (QACA)

				3.	☐	A Qualified Automatic Contribution Arrangement (QACA) (a QACA, by definition, satisfies the requirements of an Eligible Automatic Contribution Arrangement (EACA)) (must be selected if QACA safe harbor contributions is selected at 12.c.2.)

	B.	Participants subject to the Automatic Deferral provisions. The Automatic Deferral provisions apply to Employees who become Participants on or after the effective date of the Automatic Deferral provisions, except as otherwise provided herein.

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Volume Submitter 401(k) Profit Sharing Plan

Application to existing Participants. For Employees who became Participants prior to the effective date of the Automatic Deferral provisions (if an EACA and not a QACA, see the Note below; skip if new Plan):

	c.	☐	Provisions do not apply to existing Participants (may not be selected with QACA)

	d.	☐	Provisions apply to existing Participants in accordance with the following (select one):

			1.	☐	All Participants. All Participants, regardless of any prior Salary Deferral Agreement.

			2.	☐	Affirmative Election of at least Automatic Deferral amount. All Participants, except those who have an Affirmative Election in effect on the effective date of the Automatic Deferral provisions that is at least equal to the Automatic Deferral amount and except as otherwise provided below with respect to the escalation of deferral provisions.

			3.	☐	No existing Affirmative Election. All Participants, except those who have an Affirmative Election in effect on the effective date of the Automatic Deferral provisions and except as otherwise provided below with respect to the escalation of deferral provisions.

			4.	☐	Escalation only. Escalation provisions in Part D. below apply to all Participants, including those who become Participants on or after the effective date of the escalation provisions, who have Affirmative Elections. No other Automatic Deferral provisions apply. If selected, complete 26.f. under Part C. below with the percentage at which escalation applies and complete 26.j. under Part D. (may not be selected with QACA)

	e.	☐	Other (may not be used if a QACA): (must be definitely determinable in accordance with Regulation §1.401-1(b)(1)(ii)).

	NOTE:		Option E.k.3. may be used to exclude other Participants from the Automatic Deferral provisions.

	NOTE:		If an EACA and not a QACA and c. is selected (i.e., EACA does not apply to existing Participants), then the six-month period for relief from the excise tax under Code §4979(f)(1) will not apply. In addition, effective for Plan Years beginning on or after January 1, 2010, the six-month period for relief from the excise tax will only apply if all HCEs and NHCEs are covered Employees under the EACA for the entire Plan Year (or for the portion of the Plan Year that such Employees are Eligible Employees under the Plan within the meaning of Code §410(b)).

C.	Automatic Deferral amount. Unless a Participant makes an Affirmative Election, the Employer will withhold the following Automatic Deferral amount (only select one):

	f.	☐	% of Compensation for each payroll period (if a QACA, must not be more than 10% and may not be less than 3% if escalation provisions used in j. below or 6% if no escalation provisions are selected)

	g.	☐	$ for each payroll period (may not be selected if a QACA or EACA)

	h.	☐	QACA statutory minimum schedule (may select even if Plan is not a QACA). Unless a modified QACA statutory schedule is selected below, the Employer will withhold from a Participant’s Compensation each payroll period the percentage of Compensation set forth in the following, which is based on the Plan Year of application to a Participant: 1-2 years-3%; 3 years-4%; 4 years-5%; 5 or more-6%. (if selected, skip D.)

			1.	☐	The following modified QACA statutory schedule will apply:

Plan Year of application to a Participant	Automatic Deferral Percentage
1 - 2	% (not less than 3)
3	% (not less than 4)
4	% (not less than 5)
5	% (not less than 6 and not more than 10)
6 and thereafter	% (not less than 6 and not more than 10)

NOTE:

If Plan only applies escalation provisions to Participants with Affirmative Elections then select f. above and enter the percentage at which escalation applies (e.g., if escalation only applies to Participants who have an Affirmative Election of 3% or greater, then enter 3%).

D.	Escalation of Automatic Deferral amount (may not be selected with 26.h.)

	i.	☐	No escalation

	j.	☐	Scheduled increases. The initial Automatic Deferral amount will increase as selected below (may not be selected with h. above):

			1.	☐	by % of Compensation up to a maximum of % of Compensation (may not be selected if a QACA)

			2.	☐	by $ up to a maximum of $ (may not be selected if a QACA or EACA)

			3.	☐	other: (in order to satisfy the QACA requirements (if applicable), an alternative Automatic
Deferral amount schedule (i) must be uniform based on the number of years, or portions of years, since the beginning of the initial period for a Participant, (ii) must satisfy the minimum percentage requirement in h. above throughout the Plan Year, and (iii) must not exceed 10% of Compensation)

Timing of escalation

			4.	☐	N/A (entry at j.3. includes timing provision)

			5.	☐	The escalation provision above will apply as of:

					a.	☐	each anniversary of the Participant’s date of hire

					b.	☐	each anniversary of the Participant’s Entry Date

					c.	☐	the first day of each Plan Year

					d.	☐	the first day of each calendar year

					e.	☐	other: (must be a specified date that occurs at least annually after the Plan Year in which the Participant is first subject to the Automatic Contribution Arrangement).

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Volume Submitter 401(k) Profit Sharing Plan

First period of application. Unless selected below, the escalation provision above will apply as of the second period specified above that begins after the period in which the Participant first has contributions made pursuant to a default election.

						f. ☐	The escalation provision will apply as of the first period after the Participant first has contributions made pursuant to a default election (or the date of Affirmative Election if 6. or 7. below is selected).

Application to Participants with Affirmative Elections

Unless selected below, the escalation provisions will not apply to Participants with an Affirmative Election.

				6.	☐	The escalation provisions apply to Participants with an Affirmative Election of at least % of Compensation.

				7.	☐	The escalation provisions apply to Participants with an Affirmative Election in accordance with the following rules: (must be definitely determinable in accordance with Regulation §1.401-1(b)(1)(ii) and if an EACA, must be uniform).

	E.	Other Automatic Deferral elections (leave blank if none apply)

		k.	☐	Optional elections (select one or more)

Type of Elective Deferral. The Automatic Deferral is a Pre-Tax Elective Deferral unless selected below (may only be selected if Roth Elective Deferrals are selected at 12.b.1.):

				1.	☐	the Automatic Deferral is a Roth Elective Deferral

				2.	☐	other: (e.g., 50% Pre-Tax and 50% Roth Elective Deferrals)

Excluded Participants. If this is not a QACA, then the following Participants are excluded from the Automatic Deferral provisions:

				3.	☐	(must be definitely determinable; e.g., union Employees or Participants employed in Division A) (may not be selected if a QACA). If this option is elected and the Plan is an EACA, then the six-month period for relief from the excise tax under Code §4979(f)(1) will not apply.

	F.	EACA elections (skip if NOT a QACA or EACA)

Permissible withdrawals. Does the Plan permit Participant permissible withdrawals (as described in Plan Section 12.2(b)(4)) within 90 days (or less) of first Automatic Deferral?

		l.	☐	No

		m.	☐	Yes, within 90 days of first Automatic Deferral

		n.	☐	Yes, within: days (may not be less than 30 nor more than 90 days)

Affirmative Election. For Plan Years beginning on or after January 1, 2010, will Participants who make an Affirmative Election continue to be covered by the EACA provisions (i.e., their Affirmative Election will remain intact but they must receive an annual notice)? (skip if a QACA)

		o.	☐	Yes (if selected, then the annual notice must be provided to Participants)

		p.	☐	No (if selected, then the Plan cannot use the six-month period for relief from the excise tax of Code §4979(f)(1))

	G.	Special effective date (may be left blank if the effective date is the same as the Effective Date)

		q.	☐	The Automatic Deferral provisions are effective for Plan Years beginning after (if using an EACA or QACA and this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than December 31, 2007)

		r.	☐	Other: (If using an EACA or QACA and this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than December 31, 2007. If there are multiple retroactive special effective dates (e.g., for a PPA restatement), complete this Question 26 based on the current Plan provisions and then duplicate this Question 26 and attach as an Appendix to indicate the special retroactive effective dates and provisions that applied.)

27.		401(k) ADP TEST SAFE HARBOR PROVISIONS (Plan Sections 12.8 and 12.9) (skip if “ADP test safe harbor contributions” are NOT selected at Question 12.c.)

		NOTE:		If the Employer wants the discretion to determine whether the provisions will apply on a year-by-year basis, then the Employer may select 27.a. or b. and 27.d.3.

	A.	ADP and ACP test safe harbor. For any Plan Year in which any type of matching contribution is made, will the “ADP and ACP test safe harbor” provisions be used?

		a.	☒	No. Only the “ADP (and NOT the ACP) test safe harbor” provisions will be used.

		b.	☐	Yes. Both the “ADP and ACP test safe harbor” provisions will be used for any Plan Year in which any type of matching contribution is made. (If selected, complete the provisions of the Adoption Agreement relating to Employer matching contributions (i.e., Question 28) that will apply in addition to any selections made in c. below. Also, no allocation conditions may be imposed at 28.E. unless no HCEs are eligible to receive the matching contribution)

	B.	Safe harbor contribution. The Employer will make the following “ADP test safe harbor contribution” for the Plan Year:

		NOTE:		The “ACP test safe harbor” is automatically satisfied if the only matching contribution made to the Plan is either, as described below, (1) a basic matching contribution (traditional or QACA) or (2) an enhanced matching contribution (traditional or QACA) that does not provide a match on Elective Deferrals in excess of 6% of Compensation.

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c.	☐	Safe harbor matching contribution (select one of 1. - 4. AND one of 5. - 9.). The Employer will make matching “ADP test safe harbor contributions” to the Account of each “eligible Participant” as elected below.

		1.	☐	Traditional basic matching contribution (may not be selected if a QACA). The Employer will contribute an amount equal to the sum of 100% of the amount of the Participant’s Elective Deferrals that do not exceed 3% of the Participant’s Compensation, plus 50% of the amount of the Participant’s Elective Deferrals that exceed 3% of the Participant’s Compensation but do not exceed 5% of the Participant’s Compensation.

		2.	☐	Traditional enhanced matching contribution (may not be selected if a QACA). The Employer will contribute an amount equal to the sum of:

				a.	☐	% (may not be less than 100%) of the Participant’s Elective Deferrals that do not exceed % (may not be less than 3%; if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation, plus

				b.	☐	% of the Participant’s Elective Deferrals that exceed % (must be the same % entered at a.) of the Participant’s Compensation but do not exceed % (if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation, plus

				c.	☐	% of the Participant’s Elective Deferrals that exceed % (must be the same % entered at b.) of the Participant’s Compensation but do not exceed % (if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation.

				NOTE:		a., b. and c. must be completed so that, at any rate of Elective Deferrals, the matching contribution is at least equal to what the matching contribution would be if the Employer were making basic matching contributions (as defined in 27.c.1. above), but the rate of match cannot increase as Elective Deferrals increase. For example, if a. is completed to provide a matching contribution equal to 100% of Elective Deferrals up to 4% of Compensation, then b. and c. need not be completed.

		3.	☐	QACA basic matching contribution. The Employer will contribute an amount equal to the sum of 100% of a Participant’s Elective Deferrals that do not exceed 1% of Participant’s Compensation, plus 50% of the Participant’s Elective Deferrals that exceed 1% of the Participant’s Compensation but do not exceed 6% of the Participant’s Compensation.

		4.	☐	QACA enhanced matching contribution. The Employer will contribute an amount equal to the sum of:

				a.	☐	% (may not be less than 100%) of the Participant’s Elective Deferrals that do not exceed % (may not be less than 1%; if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation, plus

				b.	☐	% of the Participant’s Elective Deferrals that exceed % (must be the same % entered at a.) of the Participant’s Compensation but do not exceed % (if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation, plus

				c.	☐	% of the Participant’s Elective Deferrals that exceed % (must be the same % entered at b.) of the Participant’s Compensation but do not exceed % (if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation.

				NOTE:		a., b. and c. must be completed so that, at any rate of Elective Deferrals, the matching contribution is at least equal to what the matching contribution would be if the Employer were making QACA basic matching contributions (as defined in 27.c.3. above), but the rate of match cannot increase as Elective Deferrals increase. For example, if a. is completed to provide a matching contribution equal to 100% of Elective Deferrals up to 4% of Compensation, then b. and c. need not be completed.

Determination period. The matching “ADP test safe harbor contribution” above will be applied on the following basis (and Elective Deferrals and any Compensation or dollar limitation used in determining the matching contribution will be based on the applicable period):

		5.	☐	the Plan Year

		6.	☐	each payroll period

		7.	☐	each month

		8.	☐	each Plan Year quarter

		9.	☐	each payroll unit (e.g., hour)

d.	☒	Safe harbor nonelective contributions (select one)

		1.	☒	3% contribution. The Employer will make a nonelective “ADP test safe harbor contribution” for the Plan Year to the Account of each “eligible Participant” in an amount equal to 3% of each Participant’s Compensation.

		2.	☐	Stated contribution. The Employer will make a nonelective “ADP test safe harbor contribution” to the Account of each “eligible Participant” in an amount equal to % (may not be less than 3%) of each Participant’s Compensation.

		3.	☐	“Maybe” election. The Employer may elect to make a nonelective “ADP test safe harbor contribution” after a Plan Year has commenced in accordance with the provisions of Plan Section 12.8(h). If this option d.3. is selected, the nonelective “ADP test safe harbor contribution” will be required only for a Plan Year for which the Plan is amended to provide for such contribution and the appropriate supplemental notice is provided to Participants.

e.	☐

Safe harbor contribution to another Plan. The Employer will make a nonelective or matching “ADP test safe harbor contribution” to another defined contribution plan maintained by the Employer (specify the name of the other plan):

                                         .

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	C.	Excluded Participants. For purposes of the “ADP test safe harbor contribution,” the term “eligible Participant” means any Participant who is eligible to make Elective Deferrals unless otherwise excluded below (leave blank if no exclusions):

		f.	☐	Exclusions (select one or more):

				1.	☐	Highly Compensated Employees (HCEs). The Employer may, however, make a discretionary “ADP test safe harbor contribution” for the HCEs in a percentage that does not exceed the amount (or in the case of a matching “ADP test safe harbor contribution,” the rate) provided to the NHCEs.

				2.	☐	Employees who have not satisfied the greatest minimum age and service conditions permitted under Code §410(a) (i.e., age 21 and 1 Year of Service), with the following deemed effective date of participation:

						a.	☐	the earlier of the first day of the first month or the first day of the seventh month of the Plan Year immediately following the date such conditions are satisfied

						b.	☐	the first day of the Plan Year in which the requirements are met

						c.	☐	other: (not later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied)

				3.	☐	Union Employees (as defined in Plan Section 1.28)

				4.	☐	Other: (must be an HCE or an Employee who can be excluded under the permissive or mandatory disaggregation rules of Regulations §§1.401(k)-1(b)(4) and 1.401(m)-1(b)(4); e.g., Employees who have not completed 6 months of service)

	D.	Special effective dates (may be left blank if no special effective dates need to be specified in this Plan)

		g.	☐	Safe harbor provisions (other than QACA). The “ADP and ACP test safe harbor” provisions are effective for Plan Years beginning on and after: (enter the first day of the Plan Year for which the provisions are effective and, if necessary, enter any other special effective dates that apply with respect to the provisions).

		h.	☐	QACA provisions. The QACA provisions are effective for Plan Years beginning after: (if this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than December 31, 2007)

		i.	☐	Other: (If there are multiple retroactive special effective dates (e.g., for a PPA restatement), complete this Question 27 based on the current Plan provisions and then duplicate this Question 27 and attach as an Appendix to indicate the special retroactive effective dates and provisions that applied.)

E.	Elective Deferrals considered for matching contribution. If a matching contribution is selected above, then the Plan will disregard a Participant’s Elective Deferrals that are made prior to the date the matching contribution component of the Plan is effective with respect to such Participant unless otherwise elected below.

		j.	☐	The Plan will include a Participant’s Elective Deferrals that are made prior to the date the matching contribution component of the Plan is effective with respect to such Participant.

28.

EMPLOYER MATCHING CONTRIBUTIONS (Plan Section 12.1(a)(2)) (skip if matching contributions are NOT selected at Question 12.d.)

If the “ACP test safe harbor” provisions are being used (i.e., Question 27.b. is selected), then the Plan will only take into account Elective Deferrals up to 6% of Compensation in applying the matching contribution set forth below and the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

A.	Matching formula.

	a.	☒	Employer matching contribution as follows (select 1. or 2.):

			1.	☐	Discretionary. The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of the Participant’s Elective Deferrals.

					a.	☐	Discretionary based on business units or location. The Employer may determine a separate discretionary matching contribution for Participants working in different business units or locations.

			2.	☒	Fixed - uniform rate/amount. The Employer will make matching contributions equal to 50% (e.g., 50) of the Participant’s Elective Deferrals, plus (select a. or leave blank if not applicable):

					a.	☐	an additional matching contribution of a discretionary percentage determined by the Employer,

							1.	☐	but not to exceed % of Compensation (leave blank if not applicable)

Matching limit on Elective Deferrals. In determining the Employer matching contribution above, only the following will be matched. Elective Deferrals up to (select 3. OR 4.; leave blank if not applicable):

			3.	☒	the percentage or dollar amount specified below (select one or both)

					a.	☒	6% of a Participant’s Compensation.

					b.	☐	$ .

			4.	☐	a discretionary percentage of a Participant’s Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis for all Participants.

	b.	☐	Discretionary - tiered. The Employer may make matching contributions equal to a discretionary percentage of a Participant’s Elective Deferrals, to be determined by the Employer, of each tier, to be determined by the Employer. The tiers may be based on the rate of a Participant’s Elective Deferrals or Years of Service.

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c.	☐	Fixed - tiered. The Employer will make matching contributions equal to a uniform percentage of each tier of each Participant’s Elective Deferrals, determined as follows:

		NOTE:	Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant’s applicable contributions that equals the specified percentage of the Participant’s Compensation (add additional tiers if necessary):

Tiers of Contributions (indicate $ or %)	Matching Percentage
First		%
Next		%
Next		%
Next		%

d.	☐	Fixed - Years of Service. The Employer will make matching contributions equal to a uniform percentage of each Participant’s Elective Deferrals based on the Participant’s Years of Service (or Periods of Service if the elapsed time method is selected), determined as follows (add additional tiers if necessary):

Years (or Periods) of Service	Matching Percentage
%
%
%

For purposes of the above matching contribution formula, a Year (or Period) of Service means a Year (or Period) of Service for:

1.	☐	vesting purposes

2.	☐	eligibility purposes

In determining the Employer matching contribution above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched (select all that apply; leave blank if not applicable):

3.	☐	% of a Participant’s Compensation.

4.	☐	$ .

e.	☐	Other: (the formula described must satisfy the definitely determinable requirement under Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

NOTE:		If b., c., d. or e. above is selected, the Plan may violate the Code §401(a)(4) nondiscrimination requirements if the rate of matching contributions increases as a Participant’s Elective Deferrals or Years (or Periods) of Service increase.

Maximum matching contribution. The matching contribution made on behalf of any Participant for any Plan Year will not exceed (leave blank if no limit on matching contribution):

f.	☐	$ .

g.	☒	3% of Compensation.

B.	Elective Deferrals considered for matching contribution. The Plan will disregard a Participant’s Elective Deferrals that are made prior to the date the matching contribution component of the Plan is effective with respect to such Participant unless otherwise elected below.

	h.	☐	The Plan will include a Participant’s Elective Deferrals that are made prior to the date the matching contribution component of the Plan is effective with respect to such Participant.

C.	Period of determination. The matching contribution formula will be applied on the following basis (and Elective Deferrals and any Compensation or dollar limitation used in determining the matching contribution will be based on the applicable period):

	i.	☐	the Plan Year

	j.	☒	each payroll period

	k.	☐	each month

	l.	☐	each Plan Year quarter

	m.	☐	each payroll unit (e.g., hour)

	n.	☐	N/A (Plan only provides for discretionary matching contributions; i.e., a.1. or b. is selected above)

	NOTE:		For any discretionary match, the Employer will determine the calculation methodology at the time the matching contribution is determined.

D.	QMACs (Plan Section 1.69). The matching contributions will NOT be Qualified Matching Contributions (QMACs) unless otherwise selected below (leave blank if not applicable).

	o.	☐	The matching contributions will be QMACs (fully Vested and subject to restrictions on withdrawals as set forth in the Plan). Such contributions may be used in either the ADP or ACP test.

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E.	Allocation conditions (Plan Section 12.3). Select p. OR q. and all that apply of r. - x. ( Note: If the “ACP test safe harbor” provisions are being used (Question 27.b.), option p. below (no conditions) must be selected, unless no HCEs are eligible to receive the matching contribution.)

	p.	☒	No conditions. All Participants share in the allocations regardless of service completed during the Plan Year or employment status on the last day of the Plan Year (skip r. - x.).

	q.	☐	Allocation conditions apply (select one of 1. - 5. AND one of 6. - 9. below) Conditions for Participants NOT employed on the last day of the Plan Year.

			1.	☐	A Participant must complete more than (not to exceed 500) Hours of Service (or (not to exceed 3) months of service if the elapsed time method is selected).

			2.	☐	A Participant must complete a Year of Service (or Period of Service if the elapsed time method is selected). (could cause the Plan to violate coverage requirements under Code §410(b))

			3.	☐	Participants will NOT share in the allocations, regardless of service. (could cause the Plan to violate coverage requirements under Code §410(b))

			4.	☐	Participants will share in the allocations, regardless of service.

			5.	☐	Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the elapsed time method is selected))

Conditions for Participants employed on the last day of the Plan Year (options 7., 8. and 9. could cause the Plan to violate coverage requirements under Code §410(b))

			6.	☐	No service requirement.

			7.	☐	A Participant must complete a Year of Service (or Period of Service if the elapsed time method is selected).

			8.	☐	A Participant must complete at least (not to exceed 1,000) Hours of Service during the Plan Year.

			9.	☐	Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the elapsed time method is selected)).

Waiver of conditions for Participants NOT employed on the last day of the Plan Year. If q.1., 2., 3., or 5. is selected, Participants who are not employed on the last day of the Plan Year in which one of the following events occur will be eligible to share in the allocations regardless of the above conditions (select all that apply; leave blank if none apply):

r.	☐	Death

s.	☐	Total and Permanent Disability

t.	☐	Termination of employment on or after Normal Retirement Age

		1. ☐	or Early Retirement Date

Code §410(b) fail-safe. If q.2., 3., 5. and/or q.7., 8. or 9. is selected, the Code §410(b) ratio percentage fail-safe provisions (Plan Section 12.3(f)) will NOT apply unless selected below (leave blank if not applicable or fail-safe will not be used):

u.	☐	The Plan will use the Code §410(b) fail-safe provisions and must satisfy the “ratio percentage test” of Code §410(b).

Conditions based on period other than Plan Year. The allocation conditions above will be applied based on the Plan Year unless otherwise selected below. If selected, the above provisions will be applied by substituting the term Plan Year with the specified period (e.g., if Plan Year quarter is selected below and the allocation condition is 250 Hours of Service per quarter, enter 250 hours (not 1000) at q.8. above). (may not be selected with q.2. or q.7.)

v.	☐	The Plan Year quarter.

w.	☐	Payroll period.

x.	☐	Other: (must be definitely determinable and not subject to Employer discretion and may not be longer than a twelve month period).

F.	Additional matching contributions. No additional matching contribution may be made unless otherwise selected below
(leave blank if not applicable).

	y.	☐	Additional matching contributions may be made (e.g., a matching contribution made on a periodic basis as well as a matching contribution based on the end of the Plan Year). Specify the additional matching contribution by attaching an addendum to the Adoption Agreement that duplicates this entire Question 28. If selected, the additional matching contribution applies to all Participants eligible to share in matching contributions except as otherwise specified in the addendum or below.

			1.	☐	The additional matching contribution only applies to the following Participants: (must be definitely determinable). (If the additional matching contribution is in lieu of the matching contribution set forth in 28A - E above then use Eligible Employee question to exclude these Participants from such matching contribution.)

G.	True-up contributions. Under Period of determination above, if j. - m. is selected, does the Employer have the discretion to true-up the Employer matching contribution (i.e., apply the Employer matching contribution on a Plan Year basis)? (leave blank if not applicable).

	z.	☒	Yes (may not be elected if the “ADP and/or ACP test safe harbor” provisions are being used).

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29.		EMPLOYER PROFIT SHARING CONTRIBUTIONS (Plan Section 12.1(a)(3)) (skip Questions 29 and 30 if Employer profit sharing contributions are NOT selected at Question 12.e.)

	A.	Profit sharing formula (c. may be selected in addition to a., b. or d.)

		a.	☒	Discretionary. Discretionary contribution, to be determined by the Employer.

				1.	☒	Discretionary based on business units or location. The Employer may determine a separate discretionary contribution for Participants working in different business units or locations.

		b.	☐	Fixed. Fixed contribution equal to % of Compensation of Participants eligible to share in allocations.

		c.	☐	Prevailing wage contribution. The Employer will make a “prevailing wage contribution” on behalf of each Participant who performs services subject to the Service Contract Act, Davis-Bacon Act or similar federal, state, or municipal prevailing wage statutes. The “prevailing wage contribution” will be an amount equal to the remaining balance of the prevailing wage defined bona-fide fringe benefit amount, based on the Participant’s employment classification as designated on the appropriate prevailing wage determination, after the application of other prevailing wage defined bona-fide fringe payments. Specify the “prevailing wage contribution” by attaching an appendix to the Adoption Agreement that indicates the contribution rate(s) applicable to the prevailing wage employment/job classification(s). The “prevailing wage contribution” will not be subject to any age or service requirements set forth in Question 14, entry date provisions at Question 15, nor to any service or employment conditions set forth in Question 30 and will be 100% Vested.

Additional “prevailing wage contribution” provisions (select all that apply; leave blank if none apply)

				1.	☐	Offset. The “prevailing wage contribution” made on behalf of a Participant for a Plan Year will reduce (offset) other Employer contributions allocated or contributed on behalf of such Participant for the Plan.

				2.	☐	Exclude Highly Compensated Employees. Highly Compensated Employees will be excluded from receiving a “prevailing wage contribution.”

				3.	☐	QNEC. The “prevailing wage contribution” is considered a Qualified Nonelective Contribution (QNEC).

		d.	☐	Other: (the formula described must satisfy the definitely determinable requirement under Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

B.	Contribution allocations. If a., b., or d. above is selected, the Employer Nonelective profit sharing contribution for a Plan Year will be allocated as follows:

	e.	☐	INCORPORATION OF CONTRIBUTION FORMULA. In accordance with the contribution formula specified above (may only be selected if b. or d. above is selected).

	f.	☐	NON-INTEGRATED ALLOCATION

			1.	☐	in the same ratio as each Participant’s Compensation bears to the total of such Compensation of all Participants

			2.	☐	in the same dollar amount to all Participants (per capita)

			3.	☐	in the same dollar amount per Hour of Service completed by each Participant

			4.	☐	in the same proportion that each Participant’s points bears to the total of such points of all Participants. A Participant’s points with respect to any Plan Year will be computed as follows (select all that apply):

					a.	☐	point(s) will be allocated for each Year of Service (or Period of Service). However, the maximum Years (or Periods if elapsed time method is selected) of Service taken into account will not exceed:

							1.	☐	(leave blank if no limit on service applies).

Year of Service (or Period of Service if applicable), means:

							2.	☐	service for eligibility purposes

							3.	☐	service for vesting purposes

					b.	☐	point(s) will be allocated for each full $ (may not exceed $200) of Compensation

					c.	☐	point(s) will be allocated for each year of age as of the last day of the Plan Year

	g.	☐	INTEGRATED (PERMITTED DISPARITY) ALLOCATION

In accordance with Plan Section 4.3(b)(2) based on a Participant’s Compensation in excess of:

			1.	☐	the Taxable Wage Base

			2.	☐	% (not to exceed 100%) of the Taxable Wage Base (see Note below)

			3.	☐	80% of the Taxable Wage Base plus $1.00

			4.	☐	$ (not greater than the Taxable Wage Base) (see Note below)

			NOTE:		The integration percentage of 5.7% will be reduced to:

					1.	4.3% if 2. or 4. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.

					2.	5.4% if 3. is selected or if 2. or 4. above is more than 80% of the Taxable Wage Base.

	h.	☒	NON-SAFE HARBOR ALLOCATION METHODS

			1.	☒	Grouping method. Pursuant to Plan Section 4.3(b)(3)(vi), the classifications are (select a. or b.):

					a.	☒	Each Participant constitutes a separate classification.

					b.	☐	Participants will be divided into the following classifications with the allocation methods indicated under each classification.

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Definition of classifications. Define each classification and specify the method of allocating the contribution among members of each classification. Classifications specified below must be clearly defined in a manner that will not violate the definitely determinable allocation requirement of Regulation §1.401-1(b)(1)(ii). The design of the groups cannot be such that the only NHCEs benefiting under the Plan are those with the lowest amount of Compensation and/or the shortest periods of service and who may represent the minimum number of these Employees necessary to satisfy coverage under Code §410(b).

Classification A will consist of
The allocation method will be:	☐ pro rata based on Compensation
☐ equal dollar amounts (per capita)

Classification B will consist of
The allocation method will be:	☐ pro rata based on Compensation
☐ equal dollar amounts (per capita)

Classification C will consist of
The allocation method will be:	☐ pro rata based on Compensation
☐ equal dollar amounts (per capita)

Classification D will consist of
The allocation method will be:	☐ pro rata based on Compensation
☐ equal dollar amounts (per capita)

Additional classifications: (specify the classifications and which of the above allocation methods (pro rata or per capita) will be used for each classification).

NOTE:	In the case of Self-Employed Individuals (i.e., sole proprietors or partners), the requirements or Regulation §1.401(k)-1(a)(6) continue to apply and the allocation method should not be such that a cash or deferred election is created for a Self-Employed Individual as a result of application of the allocation method.

NOTE:	If more than four (4) classifications, the additional classifications and allocation methods may be attached as an addendum to the Adoption Agreement or may be entered under Additional Classifications above.

Determination of applicable group. If a Participant shifts from one classification to another during a Plan Year, then unless selected below, the Participant is in a classification based on the Participant’s status as of the last day of the Plan Year, or if earlier, the date of termination of employment. If selected below, the Administrator will apportion the Participant’s allocation during a Plan Year based on the following:

1.	☐	Beginning of Plan Year. The classification will be based on the Participant’s status as of the beginning of the Plan Year.

2.	☐	Months in each classification. Pro rata based on the number of months the Participant spent in each classification.

3.	☐	Days in each classification. Pro rata based on the number of days the Participant spent in each classification.

4.	☐	One classification only. The Employer in a nondiscriminatory manner will direct the Administrator to place the Participant in only one classification for the entire Plan Year during which the shift occurs.

			2.	☐	Age-weighted method. The Schedule of Age-Weighted Allocation Factors is set forth in attached Exhibit A (which is hereby incorporated by reference and made a part of the Plan) and will be based on the following interest rate (if no selection is made, c. will be deemed to have been selected):

					a.	☐	7.5% interest

					b.	☐	8.0% interest

					c.	☐	8.5% interest

			3.	☐	Other: (the formula described must satisfy the definitely determinable requirement under Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

30.	ALLOCATION CONDITIONS (Plan Section 12.3). Requirements to share in allocations of Employer Nonelective profit sharing contributions and QNECs (as permitted by Plan Section 12.1(a)(4)) (select a. OR b. and all that apply of c. - f.)

	a.	☐	No conditions. All Participants share in the allocations regardless of service completed during the Plan Year or employment status on the last day of the Plan Year (skip to Question 31).

	b.	☒	Allocation conditions apply (select one of 1. - 5. AND one of 6. - 9. below) Conditions for Participants NOT employed on the last day of the Plan Year

			1.	☐	A Participant must complete more than (not to exceed 500) Hours of Service (or (not to exceed 3) months of service if the elapsed time method is selected).

			2.	☐	A Participant must complete a Year of Service (or Period of Service if the elapsed time method is selected). (could cause the Plan to violate coverage requirements under Code §410(b))

			3.	☒	Participants will NOT share in the allocations, regardless of service. (could cause the Plan to violate coverage requirements under Code §410(b))

			4.	☐	Participants will share in the allocations, regardless of service.

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5.	☐	Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the elapsed time method is selected)).

Conditions for Participants employed on the last day of the Plan Year (options 7., 8. and 9. could cause the Plan to violate coverage requirements under Code §410(b))

6.	☐	No service requirement.

7.	☐	A Participant must complete a Year of Service (or Period of Service if the elapsed time method is selected).

8.	☒	A Participant must complete at least 1000 (not to exceed 1,000) Hours of Service during the Plan Year.

9.	☐	Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the elapsed time method is selected)).

Waiver of conditions for Participants NOT employed on the last day of the Plan Year. If b.1., 2., 3., or 5. is selected, Participants who are not employed on the last day of the Plan Year in which one of the following events occur will be eligible to share in the allocations regardless of the above conditions (select all that apply; leave blank if none apply):

	c.	☐	Death

	d.	☐	Total and Permanent Disability

	e.	☐	Termination of employment on or after Normal Retirement Age

			1. ☐	or Early Retirement Date

Code §410(b) fail-safe. If b.2., 3., 5. and/or b.7., 8. or 9. is selected, the Code §410(b) ratio percentage fail-safe provisions will NOT apply (Plan Section 4.3(m)) unless selected below (leave blank if not applicable or fail-safe will not be used):

	f.	☐	The Plan will use the Code §410(b) fail-safe provisions and must satisfy the ratio percentage test of Code §410(b).

31.	FORFEITURES (Plan Sections 1.37 and 4.3(e))

Except as provided in Plan Section 1.37, a Forfeiture will occur:

	a.	☐	N/A (may only be selected if all contributions are fully Vested (default provisions at Plan Section 4.3(e) apply); skip to Question 32)

	b.	☒	As of the earlier of (1) the last day of the Plan Year in which the former Participant incurs five (5) consecutive 1-Year Breaks in Service, or (2) the distribution of the entire Vested portion of the Participant’s Account.

	c.	☐	As of the last day of the Plan Year in which the former Participant incurs five (5) consecutive 1-Year Breaks in Service.

	NOTE:		(1) Forfeitures are disposed of in accordance with Employer direction that is consistent with Section 4.3(e).

(2) Effective for Plan Years beginning after the Plan Year in which this Plan document is adopted, Forfeitures may not be used to reduce Employer contributions which are required pursuant to the Code to be fully Vested when contributed to the Plan (such as QMACs, QNECs and “ADP test safe harbor contributions” other than QACA “ADP test safe harbor contributions”). The reallocation of Forfeitures could affect the Plan’s top-heavy exemption (see Plan Section 12.8(f)). One approach to avoid this result is to provide for a discretionary matching contribution that satisfies the “ACP test safe harbor” provisions (i.e., select Question 27A.b. and select a discretionary matching contribution at Question 28) and then allocate Forfeitures as a matching contribution.

32.	ALLOCATION OF EARNINGS (Plan Section 4.3(c))

Allocation of earnings with respect to amounts which are not subject to Participant investment direction and which are contributed to the Plan after the previous Valuation Date will be determined:

	a.	☒	N/A. (all assets in the Plan are subject to Participant investment direction)

	b.	☐	by using a weighted average based on the amount of time that has passed between the date a contribution or distribution is made and the prior Valuation Date

	c.	☐	by treating one-half of all such contributions as being a part of the Participant’s nonsegregated Account balance as of the previous Valuation Date

	d.	☐	by using the method specified in Plan Section 4.3(c) (balance forward method)

	e.	☐	other: (must be a definite predetermined formula that is not based on Compensation, that satisfies the nondiscrimination requirements of Regulation §1.401(a)(4)-4, and that is applied uniformly to all Participants)

33.	TOP-HEAVY MINIMUM ALLOCATION

The minimum allocation requirements for any Top-Heavy Plan Year will be applied only to Non-Key Employee Participants unless selected below:

	a.	☐	The Top-Heavy minimum will be provided to both Key and Non-Key Employee Participants.

DISTRIBUTIONS

34.	FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)

Distributions under the Plan may be made in (select all that apply; must select at least one from a. - e. unless g. is selected below)

	a.	☒	lump-sums

	b.	☐	substantially equal installments

	c.	☐	partial withdrawals, provided the minimum withdrawal is $ (leave blank if no minimum)

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d.	☒	partial withdrawals or installments are only permitted for Participants or Beneficiaries who must receive required minimum distributions under Code §401(a)(9) except for the following (e.g., partial is not permitted for death benefits; leave blank if no exceptions):

		1.	☐

e.	☐	other: (must be definitely determinable and not subject to Employer discretion)

NOTE:		Regardless of the above, a Participant is not required to request a withdrawal of his or her total Account for an in-service distribution, a hardship distribution, or a distribution from the Participant’s Rollover Account.

Annuities. Is the annuity form of distribution the normal form of distribution?

NOTE:		If this Plan includes transferred pension assets, f.1. or g. below must be selected.

f.	☒	Annuities are not allowed or are not the normal form of distribution (except as indicated below). Plan Section 6.13(b) will apply and the joint and survivor rules of Code §§401(a)(11) and 417 will not apply to the Plan.

Special rules. An annuity form of distribution is available to certain Participants and/or with respect to only a portion of the Plan assets according to the following: (select all that apply)

		1.	☐	Pension assets. Annuities are the normal form of distribution for assets that are transferred pension assets (Plan Section 6.13(a)).

		2.	☐	Annuity selected by Participant. Plan Section 6.13(c) will apply and the joint and survivor rules of Code §§401(a)(11) and 417 will apply only if an annuity form of distribution is selected by a Participant.

However, the Participant may only select an annuity distribution according to the following:

				a.	☐	(leave blank if no conditions apply).

g.	☐	Annuities are the normal form of distribution. The qualified Joint and Survivor Annuity and Qualified Pre-Retirement Survivor Annuity provisions apply (Plan Section 6.13 will not apply and the joint and survivor rules of Code §§401(a)(11) and 417 will automatically apply).

Pre-Retirement Survivor Annuity

If the Plan permits an annuity form of payment under option f.1. or g. above, the Pre-Retirement Survivor Annuity (minimum Spouse’s death benefit) will be equal to 50% of a Participant’s interest in the Plan unless a different percentage is selected below (leave blank if default applies)

		h.	☐	100% of a Participant’s interest in the Plan.

		i.	☐	% (may not be less than 50%) of a Participant’s interest in the Plan.

Cash or property. Distributions may be made in:

		j.	☒	cash only, except for (select all that apply; leave blank if none apply):

				1.	☐	insurance Contracts

				2.	☐	annuity Contracts

				3.	☐	Participant loans

				4.	☐	property in an open brokerage window or similar arrangement

		k.	☐	cash or property, except that the following limitation(s) apply: (leave blank if there are no limitations on property distributions):

				1.	☐

35.		CONDITIONS FOR DISTRIBUTIONS UPON SEVERANCE OF EMPLOYMENT. Distributions upon severance of employment pursuant to Plan Section 6.4(a) will not be made unless the following conditions have been satisfied:

	A.	Accounts in excess of $5,000

		a.	☒	Distributions may be made as soon as administratively feasible following severance of employment.

		b.	☐	Distributions may be made as soon as administratively feasible after the Participant has incurred 1-Year Break(s) in Service (or Period(s) of Severance if the elapsed time method is selected).

		c.	☐	Distributions may be made as soon as administratively feasible after the last day of the Plan Year coincident with or next following severance of employment.

		d.	☐	Distributions may be made as soon as administratively feasible after the last day of the Plan Year quarter coincident with or next following severance of employment.

		e.	☐	Distributions may be made as soon as administratively feasible after the Valuation Date coincident with or next following severance of employment.

		f.	☐	Distributions may be made as soon as administratively feasible after months have elapsed following severance of employment.

		g.	☐	No distributions may be made until a Participant has reached Early or Normal Retirement Date.

		h.	☐	Other: (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation §1.411(d)-4 and may not exceed the limits of Code §401(a)(14) as set forth in Plan Section 6.7)

	B.	Accounts of $5,000 or less

		i.	☒	Same as above

		j.	☐	Distributions may be made as soon as administratively feasible following severance of employment.

		k.	☐	Distributions may be made as soon as administratively feasible after the Participant has incurred 1-Year Break(s) in Service (or Period(s) of Severance if the elapsed time method is selected).

		l.	☐	Distributions may be made as soon as administratively feasible after the last day of the Plan Year coincident with or next following severance of employment.

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		m.	☐	Other: (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation §1.411(d)-4 and may not exceed the limits of Code §401(a)(14) as set forth in Plan Section 6.7)

	C.	Timing after initial distributable event. If a distribution is not made in accordance with the above provisions upon the occurrence of the distributable event, then a Participant may elect a subsequent distribution at any time after the time the amount was first distributable (assuming the amount is still distributable), unless otherwise selected below (may not be selected with 35.g. and 35.i.):

		n.	☐	Other: (e.g., a subsequent distribution request may only be made in accordance with l. above (i.e., the last day of another Plan Year); must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation §1.411(d)-4 and may not exceed the limits of Code §401(a)(14) as set forth in Plan Section 6.7)

	D.	Participant consent (i.e., involuntary cash-outs). Should Vested Account balances less than a certain dollar threshold be automatically distributed without Participant consent (mandatory distributions)?

		NOTE:		The Plan provides that distributions of amounts of $5,000 or less do not require spousal consent and are only paid as lump-sums.

		o.	☐	No, Participant consent is required for all distributions.

		p.	☒	Yes, Participant consent is required only if the distribution is over:

				1.	☒	$5,000

				2.	☐	$1,000

				3.	☐	$ (less than $1,000)

				NOTE:		If 2. or 3. is selected, rollovers will be included in determining the threshold for Participant consent.

Automatic IRA rollover. With respect to mandatory distributions of amounts that are $1,000 or less, if a Participant makes no election, the amount will be distributed as a lump-sum unless selected below.

				4.	☒	If a Participant makes no election, then the amount will be automatically rolled over to an IRA provided the amount is at least $1000 (e.g., $200).

	E.	Rollovers in determination of $5,000 threshold. Unless otherwise elected below, amounts attributable to rollover contributions (if any) will be included in determining the $5,000 threshold for timing of distributions, form of distributions or consent rules.

		q.	☐	Exclude rollovers (rollover contributions will be excluded in determining the $5,000 threshold)

		NOTE:		Regardless of the above election, if the Participant consent threshold is $1,000 or less, then the Administrator must include amounts attributable to rollovers for such purpose. In such case, an election to exclude rollovers above will apply for purposes of the timing and form of distributions.

	F.	Mandatory distribution at Normal Retirement Age. Regardless of the above elections other than any mandatory distributions provided for in p. above, unless otherwise selected below, a Participant who has severed employment may elect to delay a distribution beyond the later of age 62 or the Participant’s Normal Retirement Age (subject to Plan Section 6.8).

		r.	☐	A Participant who has severed employment may not elect to delay a distribution beyond the later of age 62 or the Participant’s Normal Retirement Age.

36.		DISTRIBUTIONS UPON DEATH (Plan Section 6.8(b)(2))

Distributions upon the death of a Participant prior to the “required beginning date” will:

		a.	☒	be made pursuant to the election of the Participant or “designated Beneficiary”

		b.	☐	begin within 1 year of death for a “designated Beneficiary” and be payable over the life (or over a period not exceeding the “life expectancy”) of such Beneficiary, except that if the “designated Beneficiary” is the Participant’s Spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2

		c.	☐	be made within 5 (or if lesser ) years of death for all Beneficiaries

		d.	☐	be made within 5 (or if lesser ) years of death for all Beneficiaries, except that if the “designated Beneficiary” is the Participant’s Spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2 and be payable over the life (or over a period not exceeding the “life expectancy”) of such “surviving Spouse”

		NOTE:		The elections above must be coordinated with the Form of distributions (e.g., if the Plan only permits lump-sum distributions, then options a., b. and d. would not be applicable).

37.		HARDSHIP DISTRIBUTIONS (Plan Sections 6.12 and/or 12.10)

		a.	☐	Hardship distributions are NOT permitted (skip to Question 38).

		b.	☒	Hardship distributions are permitted from the following Participant Accounts:

				1.	☐	all Accounts

				2.	☒	only from the following Accounts (select one or more):

						a.	☒	Pre-Tax Elective Deferral Account

						b.	☒	Roth Elective Deferral Account

						c.	☐	Account(s) attributable to Employer matching contributions

						d.	☐	Account attributable to Employer Nonelective profit sharing contributions

						e.	☐	Rollover Account

						f.	☐	Transfer Account (other than amounts attributable to a money purchase pension plan)

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					g.	☐	Other: (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion)

			NOTE:		Distributions from a Participant’s Elective Deferral Account are limited to the portion of such Account attributable to such Participant’s Elective Deferrals (and earnings attributable thereto up to December 31, 1988). Hardship distributions are NOT permitted from a Participant’s Qualified Nonelective Contribution Account, Qualified Matching Contribution Account, Accounts attributable to “ADP test safe harbor contributions” or Transfer Account attributable to pension assets (e.g., from a money purchase pension plan).

Additional limitations. The following limitations apply to hardship distributions:

			3.	☒	N/A (no additional limitations)

			4.	☐	Additional limitations (select one or more):

					a.	☐	The minimum amount of a distribution is $ (may not exceed $1,000).

					b.	☐	No more than distribution(s) may be made to a Participant during a Plan Year.

					c.	☐	Distributions may only be made from Accounts which are fully Vested.

					d.	☐	A Participant does not include a Former Employee at the time of the hardship distribution.

					e.	☐	Hardship distributions may be made subject to the following provisions: (must be definitely determinable and not subject to Employer discretion).

Beneficiary Hardship. Hardship distributions for Beneficiary expenses are NOT allowed unless otherwise selected below.

			5.	☐	Hardship distributions for expenses of Beneficiaries are allowed

Special effective date (may be left blank if effective date is same as the Plan or Restatement Effective Date; select a. and, if applicable, b.)

					a.	☐	effective as of (if this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than August 17, 2006)

					b.	☐	eliminated effective as of .

Safe harbor hardship rules. Will the safe harbor hardship rules of Plan Section 12.10 apply to hardship distributions from all Accounts?

			6.	☒	Yes. The provisions of Plan Section 12.10 apply to all hardship distributions.

			7.	☐	No. The provisions of Plan Section 6.12 apply to hardship distributions from all Accounts other than a Participant’s Elective Deferral Account.

			8.	☐	No. The provisions of Plan Section 6.12 apply to all hardship distributions.

38.	IN-SERVICE DISTRIBUTIONS (Plan Section 6.11)

	a.	☐	In-service distributions are NOT permitted (except as otherwise selected for Hardship Distributions).

	b.	☒	In-service distributions may be made to a Participant who has not separated from service provided any of the following conditions have been satisfied (select one or more):

			1.	☒	Age

					a.	☒	the Participant has attained age 59.5

					b.	☐	the Participant has reached Normal Retirement Age

			2.	☐	the Participant has been a Participant in the Plan for at least years (may not be less than five (5))

			3.	☐	the amounts being distributed have accumulated in the Plan for at least 2 years

			4.	☐	other: (must satisfy the definitely determinable requirement under Regulations §401-1(b); may not be subject to Employer discretion; must be nondiscriminatory; and must be limited to a combination of items b.1. – b.3. or a Participant’s disability)

More than one condition. If more than one condition is selected above, then a Participant only needs to satisfy one of the conditions, unless selected below:

			5.	☐	A Participant must satisfy each condition

	NOTE:		Regardless of any elections above, distributions from a Participant’s Elective Deferral Account, Qualified Matching Contribution Account, Qualified Nonelective Contribution Account and Accounts attributable to “ADP test safe harbor contributions” are subject to restrictions and generally may not be distributed prior to age 59 1/2. Distributions from a Transfer Account attributable to a money purchase pension plan are not permitted prior to age 62.

Account restrictions. In-service distributions are permitted from the following Participant Accounts:

			6.	☒	all Accounts

			7.	☐	only from the following Accounts (select one or more):

					a.	☐	Pre-Tax Elective Deferral Account

					b.	☐	Roth Elective Deferral Account

					c.	☐	Account(s) attributable to Employer matching contributions (includes matching “ADP test safe harbor contributions”)

					d.	☐	Account attributable to Employer Nonelective profit sharing contributions

					e.	☐	Qualified Nonelective Contribution Account (includes nonelective “ADP test safe harbor contributions”)

					f.	☐	Rollover Account

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					g.	☐	Transfer Account attributable to (select one or both):

							1. ☐	non-pension assets

							2. ☐	pension assets (e.g., from a money purchase pension plan)

					h.	☐	Other: (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion)

Limitations. The following limitations apply to in-service distributions:

			8.	☒	N/A (no additional limitations)

			9.	☐	Additional limitations (select one or more):

					a.	☐	The minimum amount of a distribution is $ (may not exceed $1,000).

					b.	☐	No more than distribution(s) may be made to a Participant during a Plan Year.

					c.	☐	Distributions may only be made from Accounts which are fully Vested.

					d.	☐	Distributions from the Roth Elective Deferral Account (38.b.6. or 38.b.7.b. selected), may only be made if the distribution is a “qualified distribution.”

					e.	☐	In-service distributions may be made subject to the following provisions: (must be definitely determinable and not subject to discretion).

39.	AGE 62 IN-SERVICE DISTRIBUTIONS FOR TRANSFERRED MONEY PURCHASE ASSETS (Plan Section 6.11) In-service distributions at age 62 will NOT be allowed (except as otherwise permitted under the Plan without regard to this provision) unless selected below (applies only for Transfer Accounts from a money purchase pension plan):

	a.	☐	In-service distributions will be allowed for Participants at age 62.

Special effective date. If this is a PPA restatement and the provision applied other than as of the first day of the 2007 Plan Year, then enter the date such provision was first effective: (leave blank if not applicable)

			1.	☐	(may not be earlier than the first day of the 2007 Plan Year).

Limitations. The following limitations apply to these in-service distributions:

			2.	☐

The Plan already provides for in-service distributions and the restrictions set forth in the Plan (e.g., minimum amount of distributions or frequency of distributions) are applicable to in-service distributions at age 62.

			3.	☐	N/A (no limitations)

			4.	☐	The following elections apply to in-service distributions at age 62 (select one or more):

					a.	☐	The minimum amount of a distribution is $ (may not exceed $1,000).

					b.	☐	No more than distribution(s) may be made to a Participant during a Plan Year.

					c.	☐	Distributions may only be made from Accounts which are fully Vested.

					d.	☐	In-service distributions may be made subject to the following provisions: (must be definitely determinable and not subject to discretion).

40.	IN-PLAN ROTH ROLLOVER CONTRIBUTIONS (Plan Section 12.11) (skip if Roth Elective Deferrals NOT selected at Question 12.b.1.)

	a.	☒	In-Plan Roth rollover contributions are NOT permitted (skip to Question 41).

	b.	☐	In-Plan Roth rollover contributions are permitted according to the following provisions.

Special effective date. (may be left blank if same as Plan or Restatement Effective Date)

			1.	☐

                    (if this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than September 28, 2010)

Eligibility and type of rollover. Any Participant may elect an in-Plan Roth rollover contribution by direct rollover except as selected below (select all that apply; leave blank if none apply):

	c.	☐

In-service distribution only. Only Participants who are Employees may elect an in-Plan Roth rollover contribution. (if not selected, Terminated Participants may make an in-Plan Roth rollover contribution but only when entitled to an actual cash distribution)

	d.	☐	No transfer of loans. Loans may not be distributed as part of an in-Plan Roth rollover contribution. (if not selected, any loans may be transferred)

In-service distribution provisions. The Employer elects the following regarding in-service distributions from the Plan solely for purposes of making an in-Plan Roth rollover contribution:

	e.	☐	N/A (Plan’s existing in-service distribution provisions apply) (may only be selected if Plan permits in-service distributions; skip to Question 41)

	f.	☐	In-service distribution provisions. The Employer elects to permit in-service distributions as follows solely for purposes of making an in-Plan Roth rollover contribution (select one or more):

			1.	☐	the Participant has attained age

			2.	☐	the Participant has months of participation (specify minimum of 60 months)

			3.	☐	the amounts being distributed have accumulated in the Plan for at least years (at least 2)

			4.	☐

other (describe):             (must satisfy the definitely determinable requirement under Regulations §401-1(b); may not be subject to Employer discretion; must be nondiscriminatory; and must be limited to a combination of items f.1. – f.3. or a Participant’s disability)

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More than one condition. If more than one condition is selected above, then a Participant only needs to satisfy one of the conditions, unless selected below:

			5.	☐		A Participant must satisfy each condition

			NOTE:			Regardless of any election above to the contrary, in-Plan Roth rollover contributions are not permitted from a Participant’s Elective Deferral Account, Qualified Matching Contribution Account, Qualified Nonelective Contribution Account and Accounts attributable to “ADP test safe harbor contributions” prior to age 59 1/2. Distributions from a Transfer Account attributable to a money purchase pension plan are not permitted prior to age 62.

Source of in-Plan Roth rollover contribution. Plan permits a direct rollover from the following qualifying sources:

			6.	☐	all Accounts

			7.	☐	only from the following qualifying sources (select one or more):

					a.	☐	Pre-Tax Elective Deferral Account

					b.	☐	Account(s) attributable to Employer matching contributions (includes any matching “ADP test safe harbor contributions”)

					c.	☐	Account attributable to Employer Nonelective profit sharing contributions

					d.	☐	Qualified Nonelective Contribution Account (includes any nonelective “ADP test safe harbor contributions”)

					e.	☐	Rollover Account

					f.	☐	Transfer Account

					g.	☐	Other: (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion; e.g., a Participant’s Pre-Tax Deferral Account or Matching Contribution Account, but not the Participant’s Nonelective Contribution Account)

Other limitations on direct in-Plan Roth rollover contribution (leave blank if none apply)

			8.	☐	The following limitations apply (select one or more):

					a.	☐	The minimum amount that may be rolled over is $ (may not exceed $1,000).

					b.	☐	Distributions may only be made from Accounts which are fully Vested.

					c.	☐	In-service distributions may be made subject to the following provisions: (describe - must be definitely determinable and not subject to discretion).

Withholding. If the Plan does not permit an actual distribution upon the event triggering the right to elect the in-Plan Roth rollover contribution, then a Participant may not elect to have a portion of the amount that may be distributed as an in-Plan Roth rollover contribution distributed for tax withholding purposes unless selected below (leave blank if not applicable):

			9.	☐	Distribution for withholding. A Participant may elect to have a portion of the amount that may be distributed as an in-Plan Roth rollover contribution distributed solely for purposes of federal or state income tax withholding related to the in-Plan Roth rollover contribution.

41.	QUALIFIED RESERVIST DISTRIBUTIONS (Plan Section 6.18)

	a.	☒	Qualified reservist distributions are NOT permitted

	b.	☐	Qualified reservist distributions are permitted

Special effective date (may be left blank if same as Plan or Restatement Effective Date)

			1.	☐

                    (if this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than September 12, 2001)

42.	HEART ACT PROVISIONS (Plan Section 6.18)

Continued benefit accruals.

	a.	☒	Continued benefit accruals will NOT apply

	b.	☐	Continued benefit accruals will apply

Special effective date. If this is a PPA restatement and the provision applied other than as of the first day of the 2007 Plan Year, then enter the date such provision was first effective: (leave blank if not applicable)

	c.	☐	(may not be earlier than the first day of the 2007 Plan Year)

Distributions for deemed severance of employment

	d.	☒	The Plan does NOT permit distributions for deemed severance of employment

	e.	☐	The Plan permits distributions for deemed severance of employment

Special effective date (may be left blank if same as Plan or Restatement Effective Date)

			1.	☐	(if this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than January 1, 2007) .

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NONDISCRIMINATION TESTING

43.

HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.41)

Top-Paid Group election and calendar year data election are not used unless selected below (the selections made for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended) (select all that apply; leave blank if none apply):

	a.	☐	Top-Paid Group election will be used.

	b.	☐	Calendar year data election will be used (only applicable to non-calendar year Plan Year).

44.	ADP AND ACP TESTS (Plan Sections 12.4 and 12.6)

	NOTE:		The selections made below for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended. Also, the prior method will not apply if the Employer uses the discretionary nonelective “ADP test safe harbor contribution” described in Section 12.8(h) or if the Plan is amended during a Plan Year to eliminate an “ADP test safe harbor contribution.”

ADP test. If applicable, the ADP ratio for NHCEs will be based on the current year ratio unless prior year testing method is selected below (leave blank if current year testing method is being used):

	a.	☐	Prior year testing method. The prior year ratio will be used. If this selection is made for the first year the Code §401(k) feature is added to this Plan (unless this Plan is a successor plan), then for the first Plan Year only, the amount taken into account as the ADP of Nonhighly Compensated Employees for the preceding Plan Year will be the greater of 3% or the actual percentage for the initial Plan Year.

ACP test. If applicable, the ACP ratio for NHCEs will be based on the current year ratio unless prior year testing method is selected below (leave blank if current year testing method is being used):

	b.	☐	Prior year testing method. The prior year ratio will be used. If this selection is made for the first year the Code §401(m) feature is added to this Plan (unless this Plan is a successor plan), then for the first Plan Year only, the amount taken into account as the ACP of NHCEs for the preceding Plan Year will be the greater of 3% or the actual percentage for the initial Plan Year.

Effective dates. (optional)

	c.	☒	Current year testing method. If the current year testing method is currently being used, enter the date it was first effective (used for purposes of applying the five year restriction on amending to the prior year testing method):

1. ☒ ADP test: 06/01/2005 (may not be selected with 44.a.)

2. ☒ ACP test: 06/01/2005 (may not be selected with 44.b.)

MISCELLANEOUS

45.	LOANS TO PARTICIPANTS (Plan Section 7.6)

	a.	☐	New loans are NOT permitted.

	b.	☒	New loans are permitted.

	NOTE:		Regardless of whether new loans are permitted, if the Plan permits rollovers, then the Administrator may, in a uniform and nondiscriminatory manner, accept rollovers of loans into this Plan.

46.	ROLLOVERS (Plan Section 4.6) (skip if rollover contributions are NOT selected at 12.f.)

Eligibility. Rollovers may be accepted from all Participants who are Employees as well as the following (select all that apply; leave blank if not applicable):

	a.	☒	Any Eligible Employee, even prior to meeting eligibility conditions to be a Participant

	b.	☐	Participants who are Former Employees

Distributions. When may distributions be made from a Participant’s Rollover Account?

	c.	☒	At any time

	d.	☐	Only when the Participant is otherwise entitled to a distribution under the Plan

47.	AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS (Plan Section 4.8) (skip if after-tax voluntary Employee contributions NOT selected at Question 12.g.)

Matching after-tax voluntary Employee contributions. There are no Employer matching contributions on after-tax voluntary Employee contributions unless elected below.

	a.	☐	After-tax voluntary Employee contributions are aggregated with Elective Deferrals for purposes of applying any matching contributions under the Plan.

PPA TRANSITION RULES

The following questions only apply if this is a PPA restatement (i.e., Question 5.b.1. is selected). If this is not a PPA restatement, then this Plan will not be considered an individually designed plan merely because the following questions are deleted from the Adoption Agreement.

	NOTE:		The following provisions are designed to be left unanswered if the selections do not apply to the Plan.

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48.	PRIOR VESTING SCHEDULE FOR EMPLOYER NONELECTIVE PROFIT SHARING CONTRIBUTIONS. The vesting schedule for amounts attributable to Employer Nonelective profit sharing contributions made prior to Plan Years beginning after December 31, 2006, is (leave blank if not applicable):

	a.	☐	(enter the vesting schedule that applied prior to the Plan Year beginning in 2007; such schedule must satisfy 5-year cliff or 7-year graded and, if applicable, must provide for a top-heavy minimum schedule)

49.

WRERA - RMD WAIVERS FOR 2009 (Plan Section 6.8(f))

Suspension/continuation of RMDs. Unless otherwise elected below, required minimum distributions (RMDs) for 2009 were suspended unless a Participant or Beneficiary elected to receive such distributions:

	a.	☒	RMDs for 2009 were suspended for any Participant or Beneficiary who was scheduled to receive his/her first RMD for 2009 or who did not make a continuing election prior to 2009 to receive his/her RMD (unless the Participant or Beneficiary made an election to receive such distribution). RMDs for 2009 were continued for any Participant or Beneficiary who had made a continuing election to receive an RMD prior to 2009 (unless the Participant or Beneficiary made an election to suspend such distribution).

	b.	☐	RMDs continued unless otherwise elected by a Participant or Beneficiary.

	c.	☐	RMDs continued in accordance with the terms of the Plan (i.e., no election available to Participants or Beneficiaries).

	d.	☐	Other:

Direct rollovers. The Plan also treated the following as “eligible rollover distributions” in 2009 (If no election is made, then a “direct rollover” was only offered for “2009 RMDs”):

	e.	☐	“2009 RMDs” and “Extended 2009 RMDs.”

	f.	☐	“2009 RMDs” but only if paid with an additional amount that is an “eligible rollover distribution” without regard to Code §401(a)(9)(H).

50.	NON-SPOUSAL ROLLOVERS (Plan Section 6.15(d)). Non-spousal rollovers are permitted effective for distributions after December 31, 2006 unless an alternative effective date is selected at a. below:

	a.	☐	Non-spousal rollovers are allowed effective (may not be earlier than January 1, 2007 and not later than January 1, 2010; the Plan already provides for non-spousal rollovers effective as of January 1, 2010)

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The adopting Employer may rely on an advisory letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Code §401 only to the extent provided in Rev. Proc. 2011-49 or subsequent guidance.

The Employer may not rely on the advisory letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the advisory letter issued with respect to the Plan and in Rev. Proc. 2011-49 or subsequent guidance. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with the Volume Submitter basic Plan document #01. This Adoption Agreement and the basic Plan document will together be known as E.R.I.S.A., Inc. Volume Submitter 401(k) Profit Sharing Plan #01-001.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

E.R.I.S.A., Inc. will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. Furthermore, in order to be eligible to receive such notification, the Employer agrees to notify E.R.I.S.A., Inc. of any change in address. In addition, this Plan is provided to the Employer either in connection with investment in a product or pursuant to a contract or other arrangement for products and/or services. Upon cessation of such investment in a product or cessation of such contract or arrangement, as applicable, the Employer is no longer considered to be an adopter of this Plan and E.R.I.S.A., Inc. no longer has any obligations to the Employer that relate to the adoption of this Plan.

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an advisory letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name:	E.R.I.S.A., Inc.

Address:	5215 Old Orchard Rd, Suite 1200

Skokie Illinois 60077

Telephone:	847-583-2260

The Employer and Trustee (or Insurer), by executing below, hereby adopt this Plan:

EMPLOYER: Ottawa Savings Bank
By:	December 17, 2015

DATE SIGNED

TRUSTEE (OR INSURER):

☐ The signature of the Trustee or Insurer appears on a separate agreement or Contract,

OR (add additional Trustee signature lines as necessary)

Jon Kranov
December 17, 2015

TRUSTEE OR INSURER	DATE SIGNED

Marc Kingry
December 18, 2015

TRUSTEE OR INSURER	DATE SIGNED

Craig Hepner
December 18, 2015

TRUSTEE OR INSURER	DATE SIGNED

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APPENDIX A

SPECIAL EFFECTIVE DATES AND OTHER PERMITTED ELECTIONS

A.	Special effective dates/spin-offs/mergers (the following elections are optional; select any that apply):

	a.	☐	Employer matching contributions. The Employer matching contribution provisions under Question 28. are effective: .

	b.	☐	Employer profit sharing contributions. The Employer profit sharing contribution provisions under Questions 29. and 30. are effective: .

	c.	☐	Distribution elections. The distribution elections under Questions (Choose 34. - 42. as applicable) are effective: .

	d.	☐	Other special effective date(s): . For periods prior to the specified special effective date(s), the Plan terms in effect prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special effective date may not result in the delay of a Plan provision beyond the permissible effective date under any applicable law.

	e.	☐	Spin-off. The Plan was a spin-off from the (enter name of plan), which was originally effective (enter effective date of original plan).

	f.	☒	Merged plans. The following plan(s) are merged into this Plan (enter applicable information; attach addendum if more than 4 merged plans):

	Name of merged plan	Merger date	Original effective date of merged plan

1.	TWIN OAKS SAVINGS BANK 401(K) PLAN	March 15, 2015	August 1, 1997
2.
3.
4.

B.	Other permitted elections (the following elections are optional):

	a.	☐	No other permitted elections

The following elections apply (select one or more):

	b.	☐	Deemed 125 compensation (Plan Section 1.40). Deemed 125 compensation will be included in Compensation and 415 Compensation.

	c.	☐	Reemployed after five (5) 1-Year Breaks in Service (“rule of parity” provisions) (Plan Section 3.5(d)). The “rule of parity” provisions in Plan Section 3.5(d) will not apply for (select one or both):

			1.	☐	eligibility purposes

			2.	☐	vesting purposes

	d.	☐	The “one-year hold-out” rule described in Plan Section 3.5(e) will apply to (select one or both):

			1.	☐	determine eligibility (for all contributions types except Elective Deferrals)

			2.	☐	determine vesting

	e.	☐	Normal form of annuity. If the Plan permits an annuity form of payment (e.g., if 34.f.1., f.2. or g. is selected), instead of a joint and 50% survivor annuity, the normal form of the qualified Joint and Survivor Annuity will be:

			1.	☐	joint and 100% survivor annuity

			2.	☐	joint and 75% survivor annuity

			3.	☐	joint and 66 2/3% survivor annuity

	f.	☐	Beneficiary if no beneficiary elected by Participant (Plan Section 6.2(e)). In the event no valid designation of Beneficiary exists, then in lieu of the order set forth in Plan Section 6.2(e), the following order of priority will be used: (specify an order of beneficiaries; e.g., children per stirpes, parents, and then step-children).

	g.	☐	Common, collective or pooled trust funds (Plan Sections 7.2(c)(5) and/or 7.3(b)(6)). The name(s) of the common, collective or pooled trust funds available under the Plan is (are): ..

	h.	☐	“Section 411(d)(6) protected benefits” (Plan Section 8.1(b)). The following are Code §411(d)(6) protected benefits that are preserved under this Plan: (specify the protected benefits and the accrued benefits that are subject to the protected benefits).

	i.	☐	Limitation Year (Plan Section 1.50). The Limitation Year for Code §415 purposes will be (must be a consecutive twelve month period) instead of the “determination period” for Compensation.

	j.	☐	415 Limits when 2 or more defined contribution plans are maintained (Plan Section 4.4). If any Participant is covered under another qualified defined contribution plan maintained by the Employer or an Affiliated Employer, or if the Employer or an Affiliated Employer maintains a welfare benefit fund, as defined in Code §419(e), or an individual medical account, as defined in Code §415(l)(2), under which amounts are treated as “annual additions” with respect to any Participant in this Plan, then the provisions of Plan Section 4.4(b) will apply unless otherwise specified below:

			1.	☐	Specify, in a manner that precludes Employer discretion, the method under which the plans will limit total “annual additions” to the “maximum permissible amount” and will properly reduce any “excess amounts”: ..

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k.	☐	Top-heavy duplications (select one or more)

		1.	☐	Top-heavy duplications when 2 or more defined contribution plans are maintained (Plan Section 4.3(f)). When a Non-Key Employee is a Participant in this Plan and another defined contribution plan maintained by the Employer that is subject to the top-heavy rules, indicate which method will be utilized to avoid duplication of top-heavy minimum benefits:

				a.	☐	The full top-heavy minimum will be provided in each plan.

				b.	☐	A minimum, non-integrated contribution of 3% of each Non-Key Employee’s 415 Compensation will be provided in the Money Purchase Plan (or other plan subject to Code §412).

				c.	☐	Specify the method under which the plans will provide top-heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code §415: .

				NOTE:		If b. or c. is selected then (1) an Employer may not rely on the advisory letter issued by the Internal Revenue Service with respect to the requirements of Code §416, and (2), if the plans do not benefit the same Participants, the uniformity requirement of the Regulations under Code §401(a)(4) may be violated.

		2.	☐	Top-heavy duplications when a defined benefit plan is maintained (Plan Section 4.3(i)). When a Non-Key Employee is a Participant in this Plan and a non-frozen defined benefit plan maintained by the Employer that is subject to the top-heavy rules, indicate which method will be utilized to avoid duplication of top-heavy minimum benefits: (select one of a. - d. AND complete e. or select f.)

				a.	☐	The full top-heavy minimum will be provided in each plan (if selected, Plan Section 4.3(i) will not apply).

				b.	☐	5% defined contribution minimum

				c.	☐	2% defined benefit minimum will be made in the (enter the name of the other plan)

				d.	☐	Specify the method under which the plans will provide top-heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions: .

				NOTE:		If b., c., or d. is selected then (1) an Employer may not rely on the advisory letter issued by the Internal Revenue Service with respect to the requirements of Code §416, and (2), if the plans do not benefit the same Participants, the uniformity requirement of the Regulations under Code §401(a)(4) may be violated.

AND, the “present value” (Plan Section 9.2) for top-heavy purposes will be based on:

				e.	☐	Interest Rate:

Mortality Table:

				f.	☐	The interest rate and mortality table specified to determine “present value” for top-heavy purposes in the defined benefit plan.

AND, a Participant must be employed on the last day of the Plan Year in order to receive the top-heavy minimum (Plan Section 4.3(h)) unless elected below.

				g.	☐	A Participant is not required to be employed by the Employer on the last day of the Plan Year.

l.	☐	Recognition of Service with other employers (Plan Sections 1.62 and 1.88). Service with the following employers (in addition to those specified at Question 16) will be recognized as follows (select one or more; if more than 6 employers, attach an addendum to the Adoption Agreement):

			Eligibility	Vesting	Contribution Allocation

1.	☐	Employer name:	a. ☐	b. ☐	c. ☐

2.	☐	Employer name:	a. ☐	b. ☐	c. ☐

3.	☐	Employer name:	a. ☐	b. ☐	c. ☐

4.	☐	Employer name:	a. ☐	b. ☐	c. ☐

5.	☐	Employer name:	a. ☐	b. ☐	c. ☐

6.	☐	Employer name:	a. ☐	b. ☐	c. ☐

Limitations

7.	☐

The following provisions or limitations apply with respect to the recognition of prior service:

(e.g., credit service with X only on/following 1/1/13 or credit all service with entities the Employer acquires after 12/31/12)

			a. ☐	b. ☐	c. ☐

m.	☐	Other vesting provisions. The following vesting provisions apply to the Plan (select one or more):

		1.	☐

Special vesting provisions. The following special provisions apply to the vesting provisions of the Plan:

                    (must be definitely determinable, non-discriminatory under Code §401(a)(4) and otherwise satisfy the parameters set forth in Questions 18 and 19 and Plan Section 6.4.; e.g., rather than the schedule specified at Question 18, the 5-year graded schedule applies to amounts merged into the Plan from the XYZ Plan.)

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2.	☐	Pre-amendment vesting schedule. (Plan Section 6.4(h)). If the vesting schedule has been amended and a different vesting schedule other than the schedule at Question 18 applies to any Participants, then the following provisions apply (must select one of a. - d. AND complete e.):

Applicable Participants. The vesting schedules in Question 18 only apply to:

		a.	☐	Participants who are Employees as of (enter date).

		b.	☐	Participants in the Plan who have an Hour of Service on or after (enter date).

		c.	☐	Participants (even if not an Employee) in the Plan on or after (enter date).

		d.	☐	Other: (e.g., Participants in division A)

Vesting schedule

		e.	The schedule that applies to Participants not subject to the vesting schedule in Question 18 is:

Years (or Periods) of Service	Percentage
%
%
%
%
%
%

		3.	☐	Prior vesting schedule for Employer matching contributions. The vesting schedule for amounts attributable to Employer matching contributions made prior to Plan Years beginning after December 31, 2001 is: (enter the vesting schedule that applied prior to the Plan Year beginning in 2002; such schedule must satisfy 5-year cliff or 7-year graded and, if applicable, must provide for a top-heavy minimum schedule)

n.	☐	Top-heavy vesting schedule (Plan Section 6.4(e)).

Instead of any other vesting schedules set forth in the Plan, if this Plan becomes a Top-Heavy Plan, the following vesting schedule, based on number of Years of Service (or Periods of Service if the elapsed time method is selected) will apply:

		1.	☐	6 Year Graded: 0-1 year-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%

		2.	☐	3 Year Cliff: 0-2 years-0%; 3 years-100%

		3.	☐	Other - Must be at least as liberal as either 1. or 2. above in each year without switching between the two schedules. (if a different top-heavy schedule applies to different contribution sources, attach an addendum specifying the schedule that applies to each source):

Years (or Periods) of Service	Percentage
%
%
%
%
%
%

	NOTE:		This Section does not apply to the Account balance of any Participant who does not have an Hour of Service after the Plan has initially become top-heavy. Such Participant’s Vested Account balance will be determined without regard to this Section.

o.	☐	Leased Employees (Plan Section 1.49)

		1.	☐	Offset of contributions to leasing organization plan. The Employer will reduce allocations to this Plan for any Leased Employee to the extent that the leasing organization contributes to or provides benefits under a leasing organization plan to or for the Leased Employee and which are attributable to the Leased Employee’s services for the Employer.

		2.	☐	Disregard one year requirement. The definition of Leased Employee shall be applied by disregarding the requirement of performing services for at least one year, for the following contributions (select a. or all that apply of b.1. - b.3.) (Elective Deferrals include Roth Elective Deferrals, “ADP test safe harbor contributions” (including those made pursuant to a QACA) and SIMPLE 401(k) contributions, after-tax voluntary Employee contributions, and rollover contributions; Matching includes QMACs; and Nonelective Profit Sharing includes QNECs):

				a.	☐	All contributions

				b.	☐	The following contributions (select all that apply)

						1.	☐ Elective Deferrals

						2.	☐ Matching contributions

						3.	☐ Nonelective Profit Sharing contributions

p.	☐	Minimum distribution transitional rules (Plan Section 6.8(e)(5))

		NOTE:		This Section does not apply to (1) a new Plan, (2) an amendment or restatement of an existing Plan that never contained the provisions of Code §401(a)(9) as in effect prior to the amendments made by the Small Business Job Protection Act of 1996 (SBJPA), or (3) a Plan where the transition rules below do not affect any current Participants.

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The “required beginning date” for a Participant who is not a “five percent (5%) owner” is:

		1.	☐	April 1st of the calendar year following the year in which the Participant attains age 70 1/2. (pre-SBJPA rules continue to apply)

		2.	☐	April 1st of the calendar year following the later of the year in which the Participant attains age 70 1/2 or retires (the post-SBJPA rules), with the following exceptions (select one or both; leave blank if both applied effective as of January 1, 1996):

				a.	☐	A Participant who was already receiving required minimum distributions under the pre-SBJPA rules as of (may not be earlier than January 1, 1996) was allowed to stop receiving distributions and have them recommence in accordance with the post-SBJPA rules. Upon the recommencement of distributions, if the Plan permits annuities as a form of distribution then the following apply:

						1.	☐	N/A (annuity distributions are not permitted)

						2.	☐	Upon the recommencement of distributions, the original Annuity Starting Date will be retained.

						3.	☐	Upon the recommencement of distributions, a new Annuity Starting Date is created.

				b.	☐	A Participant who had not begun receiving required minimum distributions as of (may not be earlier than January 1, 1996) may elect to defer commencement of distributions until retirement. The option to defer the commencement of distributions (i.e., to elect to receive in-service distributions upon attainment of age 70 1/2) applies to all such Participants unless selected below:

						1.	☐	The in-service distribution option was eliminated with respect to Participants who attained age 70 1/2 in or after the calendar year that began after the later of (1) December 31, 1998, or (2) the adoption date of the restatement to bring the Plan into compliance with the SBJPA.

q.	☐	Other spousal provisions (select one or more)

		1.	☐	One-year marriage rule. For purposes of the Plan, other than for purposes of determining eligible hardship distribution expenses, an individual is treated as Spouse only if such individual was married throughout the one year period ending on the earlier of the Annuity Starting Date or the date of the Participant’s death.

		2.	☐	Definition of Spouse. The term Spouse includes a spouse under federal law as well as the following:

		3.	☐	Automatic revocation of spousal designation (Plan Section 6.2(f)). The automatic revocation of a spousal Beneficiary designation in the case of divorce does not apply.

		4.	☐	Timing of QDRO payment. A distribution to an Alternate Payee shall not be permitted prior to the time a Participant would be entitled to a distribution.

r.	☐	Applicable law. Instead of using the applicable laws set forth in Plan Section 10.4(a), the Plan will be governed by the laws of:

s.	☐	Total and Permanent Disability. Instead of the definition at Plan Section 1.83, Total and Permanent Disability means: (must be definitely determinable).

t.	☐	Other Trust provisions (select any that apply)

		1.	☐	Special Trustee for collection of contributions. The Employer appoints the following Special Trustee with the responsibility to collect delinquent contributions pursuant to Plan Section 7.1(b):

Name:

Title

			a.	☐

Address and telephone number

			b.	☐	Use Employer address and telephone number

			c.	☐	Use address and telephone number below:

Address:
Street

City	State	Zip

Telephone:

NOTE: The Trustee named above is hereby appointed as a Trustee for the Plan, and is referred to as the Special Trustee. The sole responsibility of the Special Trustee is to collect contributions the Employer owes to the Plan. No other Trustee has any duty to ensure that the contributions received comply with the provisions of the Plan or is obliged to collect any contributions from the Employer. No Trustee, other than the Special Trustee, is obliged to ensure that funds deposited are deposited according to the provisions of the Plan. The Special Trustee must accept its position and agree to its obligations hereunder.

2.	☐	Permissible Trust (or Custodian) modifications. The Employer makes the following modifications to the Trust (or Custodial) provisions as permitted under Rev. Proc. 2011-49 (or subsequent IRS guidance) (select one or more of a. - c. below):

NOTE:		Any elections below must not: (i) conflict with any Plan provision unrelated to the Trust or Trustee; or (ii) cause Plan to violate Code §401(a). In addition, this may not be used to substitute all of the Trust provisions in the Plan.

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				a.	☐	Investments. The Employer amends the Trust provisions relating to Trust investments as follows:

				b.	☐	Duties. The Employer amends the Trust provisions relating to Trustee (or Custodian) duties as follows:

				c.	☐	Other administrative provisions. The Employer amends the other administrative provisions of the Trust as follows:

u.	☐	Other provisions for matching contributions (select one or more)

		1.	☐	Match applied to elective deferrals to 403(b) arrangement. In applying any matching contributions in this Plan, elective deferrals to a Code §403(b) arrangement will be aggregated with Elective Deferrals to this Plan.

		2.	☐	Matching contributions not used to satisfy top-heavy contribution (Plan Section 4.3(j)). Employer matching contributions will NOT be taken into account for purposes of satisfying the minimum contribution requirements of Code §416(c)(2) and the Plan.

v.	☐	QACA safe harbor contributions vesting options. The vesting options selected at Question 19 on the Adoption Agreement also apply to the Participant’s Qualified Automatic Contribution Safe Harbor Account unless otherwise selected below (select all that apply):

Excluded service prior to initial Effective Date of Plan or a predecessor plan (as defined in Regulations §1.411(a)-5(b)(3))

		1.	☐	applies

		2.	☐	does not apply

Excluded service prior to the computation period in which an Employee has attained age 18

		3.	☐	applies

		4.	☐	does not apply

Full vesting upon death

		5.	☐	applies

		6.	☐	does not apply

Full vesting upon Total and Permanent Disability

		7.	☐	applies

		8.	☐	does not apply

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ADMINISTRATIVE PROCEDURES

The following are optional administrative provisions. The Administrator may implement procedures that override any elections in this Section without a formal Plan amendment. In addition, modifications to these procedures will not affect an Employer’s reliance on the Plan.

A.	Loan limitations. Note: the separate loan program required by the DOL will override any inconsistent selections made below. (complete only if loans to Participants are permitted)

	a.	☒	Limitations (select one or more; leave blank if none apply):

			1.	☒	Loans will be treated as Participant directed investments.

			2.	☐	Loans will only be made for hardship or financial necessity as defined below (select a. or b.)

					a.	☐	hardship reasons specified in Plan Section 12.10

					b.	☐	other: (specify financial necessity)

			3.	☒	The minimum loan will be $1000 (may not exceed $1,000).

			4.	☒	A Participant may only have 2 (e.g., one (1)) loan(s) outstanding at any time.

			5.	☐	All outstanding loan balances will become due and payable in their entirety upon severance of employment unless directly rolled over (if otherwise permitted) to another employer’s plan.

			6.	☐	Account restrictions. Loans will only be permitted from the following Participant Accounts (select all that apply or leave blank if no limitations apply):

					a.	☐	Pre-Tax Elective Deferral Account

					b.	☐	Roth Elective Deferral Account

					c.	☐	Account(s) attributable to Employer matching contributions (includes matching “ADP test safe harbor contributions”)

					d.	☐	Account attributable to Employer Nonelective profit sharing contributions

					e.	☐	Qualified Nonelective Contribution Account (includes nonelective “ADP test safe harbor contributions”)

					f.	☐	Rollover Account

					g.	☐	Transfer Account attributable to (select one or both):

							1. ☐	non-pension assets

							2. ☐	pension assets (e.g., from a money purchase pension plan)

					h.	☐	Voluntary Contribution Account

					i.	☐	Other:

AND, if loans are restricted to certain Accounts, the limitations of Code §72(p) and the adequate security requirement of the DOL Regulations will be applied:

					j.	☐	by determining the limits by only considering the restricted Accounts.

					k.	☐	by determining the limits taking into account a Participant’s entire interest in the Plan.

Additional loan provisions (select all that apply; leave blank if none apply)

	b.	☒	Loan payments. Loans are repaid by (if left blank, then payroll deduction applies unless Participant is not subject to payroll; e.g., partner who only has a draw):

			1.	☒	payroll deduction

			2.	☐	ACH (Automated Clearing House)

			3.	☐	check

					a.	☐	Only for prepayment

	c.	☒	Interest rate. Loans will be granted at the following interest rate (if left blank, then 3. below applies):

			1.	☒	1 percentage points over the prime interest rate

			2.	☐	%

			3.	☐	the Administrator establishes the rate in a nondiscriminatory manner

	d.	☐	Refinancing. Loan refinancing is allowed.

B.	Life insurance. (Plan Section 7.5)

	a.	☒	Life insurance may not be purchased.

	b.	☐	Life insurance may be purchased…

			1.	☐	at the option of the Administrator

			2.	☐	at the option of the Participant

Limitations

			3.	☐	N/A (no limitations)

			4.	☐	The purchase of initial or additional life insurance will be subject to the following limitations (select one or more):

					a.	☐	Each initial Contract will have a minimum face amount of $ .

					b.	☐	Each additional Contract will have a minimum face amount of $ .

					c.	☐	The Participant has completed Years (or Periods) of Service.

					d.	☐	The Participant has completed Years (or Periods) of Service while a Participant in the Plan.

					e.	☐	The Participant is under age on the Contract issue date.

					f.	☐	The maximum amount of all Contracts on behalf of a Participant may not exceed $ .

					g.	☐	The maximum face amount of any life insurance Contract will be $ .

© 2014 E.R.I.S.A., Inc. or its suppliers

1

Volume Submitter 401(k) Profit Sharing Plan

C.	Plan expenses and Forfeitures

Plan expenses. Will the Plan assess against an individual Participant’s Account certain Plan expenses that are incurred by, or are attributable to, a particular Participant based on use of a particular Plan service?

	a.	☐	No

	b.	☒	Yes

Use of Forfeitures

Other than Employer matching contributions. Forfeitures of amounts attributable to Employer contributions other than Employer matching contributions will be:

	c.	☐	added to any Employer discretionary contribution (e.g., matching or profit sharing) and allocated in the same manner

	d.	☐	used to reduce any Employer contribution (other than contributions that must be fully Vested when contributed such as QNECs, QMACs and “ADP test safe harbor” contributions that are not made pursuant to a QACA) (see Note below)

	e.	☐	added to any Employer matching contribution and allocated as an additional matching contribution

	f.	☐	allocated to all Participants eligible to share in the allocations of profit sharing contributions or Forfeitures in the same proportion that each Participant’s Compensation for the Plan Year bears to the Compensation of all Participants for such year

	g.	☐	other: (describe the treatment of Forfeitures in a manner that is definitely determinable and not subject to Employer discretion; e.g., Forfeitures attributable to transferred balances from Plan X are allocated as additional discretionary contributions only to former Plan X Participants)

Matching contributions. Forfeitures of amounts attributable to Employer matching contributions will be:

	h.	☐	N/A (same as above or no Employer matching contributions)

	i.	☐	used to reduce the Employer matching contribution (other than contributions that must be fully Vested when contributed such as QNECs, QMACs and “ADP test safe harbor” contributions that are not made pursuant to a QACA) (see Note below)

	j.	☐	added to any Employer matching contribution and allocated as an additional matching contribution

	k.	☐	added to any Employer discretionary profit sharing contribution

	l.	☐	used to reduce any Employer contribution (other than contributions that must be fully Vested when contributed such as QNECs, QMACs and “ADP test safe harbor” contributions that are not made pursuant to a QACA) (see Note below)

	m.	☐	other: (describe the treatment of Forfeitures in a manner that is definitely determinable and not subject to Employer discretion; e.g., Forfeitures attributable to transferred balances from Plan X are allocated as additional discretionary contributions only to former Plan X Participants)

NOTE:

Effective for Plan Years beginning after the Plan Year in which this Plan document is adopted, Forfeitures may not be used to reduce Employer contributions which are required pursuant to the Code to be fully Vested when contributed to the Plan (such as QMACs, QNECs and “ADP test safe harbor contributions” other than QACA “ADP test safe harbor contributions”). The reallocation of Forfeitures could affect the Plan’s top-heavy exemption (see Plan Section 12.8(f)). One approach to avoid this result is to provide for a discretionary matching contribution that satisfies the “ACP test safe harbor” provisions (i.e., select Question 27A.b and select a discretionary matching contribution at Question 28) and then allocate Forfeitures as a matching contribution.

D.	Directed investments (Plan Section 4.10)

	a.	☐	Participant directed investments are NOT permitted.

	b.	☒	Participant directed investments are permitted from the following Participant Accounts:

			1.	☒	all Accounts

			2.	☐	only from the following Accounts (select one or more):

					a.	☐	Pre-Tax Elective Deferral Account

					b.	☐	Roth Elective Deferral Account

					c.	☐	Account(s) attributable to Employer matching contributions (includes matching “ADP test safe harbor contributions”)

					d.	☐	Account attributable to Employer Nonelective profit sharing contributions

					e.	☐	Qualified Nonelective Contribution Account (includes nonelective “ADP test safe harbor contributions”)

					f.	☐	Rollover Account

					g.	☐	Transfer Account

					h.	☐	Voluntary Contribution Account

					i.	☐	Other: (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion)

Directed investment options (If directed investments are permitted, select all that apply; leave blank if none apply)

	c.	☐	ERISA Section 404(c). It is intended that the Plan comply with ERISA Section 404(c) with respect to the Accounts subject to Participant investment directions.

	d.	☐	QDIA. Plan will include a qualified default investment alternative.

© 2014 E.R.I.S.A., Inc. or its suppliers

2

Volume Submitter 401(k) Profit Sharing Plan

E.	Rollover limitations. Will the Plan specify which sources of rollovers will be accepted? (skip if rollover contributions are NOT selected at 12.f.)

	a.	☐	No, Administrator determines in operation which sources will be accepted.

	b.	☒	Yes

Rollover sources. Indicate the sources of rollovers that will be accepted (select one or more)

			1.	☒	Direct rollovers. Plan will accept a direct rollover of an eligible rollover distribution from (select one or more):

					a.	☒	a qualified plan described in Code §401(a) (including a 401(k) plan, profit sharing plan, defined benefit plan, stock bonus plan and money purchase plan), excluding after-tax employee contributions

					b.	☐	a qualified plan described in Code §401(a) (including a 401(k) plan, profit sharing plan, defined benefit plan, stock bonus plan and money purchase plan), including after-tax employee contributions

					c.	☒	a plan described in Code §403(a) (an annuity plan), excluding after-tax employee contributions

					d.	☐	a plan described in Code §403(a) (an annuity plan), including after-tax employee contributions

					e.	☒	a plan described in Code §403(b) (a tax-sheltered annuity), excluding after-tax employee contributions

					f.	☐	a plan described in Code §403(b) (a tax-sheltered annuity), including after-tax employee contributions

					g.	☒	a governmental plan described in Code §457(b) (eligible deferred compensation plan)

					h.	☒	if this Plan permits Roth Elective Deferrals, a Roth Elective Deferral Account from (select one or more):

							1.	☒	a qualified plan described in Code §401(a)

							2.	☒	a plan described in Code §403(b) (a tax-sheltered annuity)

Direct rollovers of Participant loan. The Plan will NOT accept a direct rollover of a Participant loan from another plan unless selected below (leave blank if default applies)

					i.	☒	The Plan will accept a direct rollover of a Participant loan

							1.	☒	only in the following situation(s): Twin Oaks Savings Bank (e.g., only from Participants who were employees of an acquired organization; leave blank if not applicable).

			2.	☐	Participant rollover contributions from other plans (i.e., not via a direct plan-to-plan transfer). The Plan will accept a contribution of an eligible rollover distribution (select one or more):

					a.	☐	a qualified plan described in Code §401(a) (including a 401(k) plan, profit sharing plan, defined benefit plan, stock bonus plan and money purchase plan)

					b.	☐	a plan described in Code §403(a) (an annuity plan)

					c.	☐	a plan described in Code §403(b) (a tax-sheltered annuity)

					d.	☐	a governmental plan described in Code §457(b) (eligible deferred compensation plan)

			3.	☒	Participant rollover contributions from IRAs: The Plan will accept a rollover contribution of the portion of a distribution from a traditional IRA that is eligible to be rolled over and would otherwise be includible in gross income. Rollovers from Roth IRAs or a Coverdell Education Savings Account (formerly known as an Education IRA) are not permitted because they are not traditional IRAs. A rollover from a SIMPLE IRA is allowed if the amounts are rolled over after the individual has been in the SIMPLE IRA for at least two years.

F.	Elective Deferral procedure. Participants may commence Elective Deferrals on the effective date of participation.

Optional date. Participants may also commence making Elective Deferrals on (leave blank if not applicable):

	a.	☐	(must be at least once each calendar year)

Elective Deferral modifications. Participants may modify Elective Deferral elections:

	b.	☐	as of each payroll period

	c.	☐	on the first day of each month

	d.	☐	on the first day of each Plan Year quarter

	e.	☐	on the first day of the Plan Year or the first day of the 7th month of the Plan Year

	f.	☐	other: (must be at least once each calendar year)

Irregular pay (e.g., bonuses). Unless the Administrator has implemented separate procedures or selected below, a Participant is permitted to make a separate Elective Deferral election for irregular pay and the Participant’s existing Elective Deferral election will not apply to such irregular pay.

	g.	☐	A Participant’s existing Elective Deferral election will apply to irregular pay (provided such irregular pay is Compensation for Elective Deferral purposes) unless the Participant makes a different Elective Deferral election for such irregular pay.

	h.	☐	A Participant is not permitted to make a separate Elective Deferral election for irregular pay and the Participant’s existing Elective Deferral election will apply to such irregular pay (provided such irregular pay is Compensation for Elective Deferral purposes).

© 2014 E.R.I.S.A., Inc. or its suppliers

3

Volume Submitter 401(k) Profit Sharing Plan

Escalation (leave blank if not applicable)

	i.	☐	Include option for Participants to elect to automatically escalate an Affirmative Election in accordance with the following:

Escalation amount. A Participant’s Affirmative Election will increase by:

			1.	☐	% of Compensation

				a.	☐ up to a maximum of % of Compensation (leave blank if no limit)

			2.	☐	other:

Timing of escalation. The escalation will apply as of:

			3.	☐	first day of each Plan Year

			4.	☐	anniversary of date of participation

			5.	☐	other:

First period of application. Unless selected below, the escalation provision above will apply as of the second period specified above that begins after the period in which the Participant first has contributions made pursuant to a default election.

			6.	☐	The escalation provision will apply as of the first period after the Participant first has contributions made pursuant to a default election.

Suspended Elective Deferrals. If a Participant’s Elective Deferrals must be suspended pursuant to a provision of the Plan (e.g., due to a hardship distribution or distribution due to military leave covered by the HEART Act), then a Participant is deemed to have made as of the date the suspension period begins, an Affirmative Election to have no Elective Deferrals made to the Plan unless otherwise selected below.

	j.	☐	the Participant’s Affirmative Election will resume after the suspension period.

	k.	☐	the Participant is deemed to have no Affirmative Election after the suspension period (e.g., for purposes of applying any Automatic Deferral provisions).

Lapse of Affirmative Elections. Affirmative Elections will remain in effect until revoked or modified by a Participant unless selected below.

l.	☐	Affirmative Elections lapse at the end of each Plan Year.

© 2014 E.R.I.S.A., Inc. or its suppliers

4

DEFINED CONTRIBUTION VOLUME SUBMITTER PLAN AND TRUST

Defined Contribution Volume Submitter Plan

TABLE OF CONTENTS

ARTICLE I
DEFINITIONS

ARTICLE II
ADMINISTRATION

2.1	POWERS AND RESPONSIBILITIES OF THE EMPLOYER	16
2.2	DESIGNATION OF ADMINISTRATIVE AUTHORITY	16
2.3	ALLOCATION AND DELEGATION OF RESPONSIBILITIES	16
2.4	POWERS AND DUTIES OF THE ADMINISTRATOR	17
2.5	RECORDS AND REPORTS	17
2.6	APPOINTMENT OF ADVISERS	18
2.7	INFORMATION FROM EMPLOYER	18
2.8	PAYMENT OF EXPENSES	18
2.9	MAJORITY ACTIONS	18
2.10	CLAIMS PROCEDURES	18

ARTICLE III
ELIGIBILITY

3.1	CONDITIONS OF ELIGIBILITY	19
3.2	EFFECTIVE DATE OF PARTICIPATION	19
3.3	DETERMINATION OF ELIGIBILITY	20
3.4	TERMINATION OF ELIGIBILITY	20
3.5	REHIRED EMPLOYEES AND 1-YEAR BREAKS IN SERVICE	20
3.6	ELECTION NOT TO PARTICIPATE	21
3.7	OMISSION OF ELIGIBLE EMPLOYEE; INCLUSION OF INELIGIBLE EMPLOYEE	22

ARTICLE IV
CONTRIBUTION AND ALLOCATION

4.1	FORMULA FOR DETERMINING EMPLOYER’S CONTRIBUTION	22
4.2	TIME OF PAYMENT OF EMPLOYER’S CONTRIBUTION	23
4.3	ALLOCATION OF CONTRIBUTIONS, FORFEITURES AND EARNINGS	23
4.4	MAXIMUM ANNUAL ADDITIONS	29
4.5	ADJUSTMENT FOR EXCESS ANNUAL ADDITIONS	32
4.6	ROLLOVERS	32
4.7	PLAN-TO-PLAN TRANSFERS FROM QUALIFIED PLANS	33
4.8	AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS	34
4.9	QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS	34
4.10	PARTICIPANT DIRECTED INVESTMENTS	35
4.11	INTEGRATION IN MORE THAN ONE PLAN	35
4.12	QUALIFIED MILITARY SERVICE	35
4.13	TRANSFER OF ASSETS FROM TERMINATED EMPLOYER DEFINED BENEFIT PENSION PLAN	36

© 2014 SunGard Business Systems LLC or its suppliers

i

Defined Contribution Volume Submitter Plan

ARTICLE V
VALUATIONS

5.1	VALUATION OF THE TRUST FUND	36
5.2	METHOD OF VALUATION	37

ARTICLE VI
DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1	DETERMINATION OF BENEFITS UPON RETIREMENT	37
6.2	DETERMINATION OF BENEFITS UPON DEATH	37
6.3	DETERMINATION OF BENEFITS IN EVENT OF DISABILITY	38
6.4	DETERMINATION OF BENEFITS UPON TERMINATION	38
6.5	DISTRIBUTION OF BENEFITS	40
6.6	DISTRIBUTION OF BENEFITS UPON DEATH	44
6.7	TIME OF DISTRIBUTION	45
6.8	REQUIRED MINIMUM DISTRIBUTIONS	45
6.9	DISTRIBUTION FOR MINOR OR INCOMPETENT INDIVIDUAL	49
6.10	LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN	49
6.11	IN-SERVICE DISTRIBUTION	49
6.12	ADVANCE DISTRIBUTION FOR HARDSHIP	50
6.13	SPECIAL RULE FOR CERTAIN PROFIT SHARING PLANS	50
6.14	QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION	51
6.15	DIRECT ROLLOVERS	51
6.16	RESTRICTIONS ON DISTRIBUTION OF ASSETS TRANSFERRED FROM A MONEY PURCHASE PLAN	52
6.17	CORRECTIVE DISTRIBUTIONS	52
6.18	QUALIFIED RESERVIST DISTRIBUTIONS AND HEART ACT	53

ARTICLE VII
TRUSTEE AND CUSTODIAN

7.1	BASIC RESPONSIBILITIES OF THE TRUSTEE	53
7.2	INVESTMENT POWERS AND DUTIES OF DISCRETIONARY TRUSTEE	54
7.3	INVESTMENT POWERS AND DUTIES OF NONDISCRETIONARY TRUSTEE	56
7.4	POWERS AND DUTIES OF CUSTODIAN	57
7.5	LIFE INSURANCE	57
7.6	LOANS TO PARTICIPANTS	58
7.7	ALLOCATION AND DELEGATION OF RESPONSIBILITIES	59
7.8	TRUSTEE’S COMPENSATION AND EXPENSES AND TAXES	59
7.9	ANNUAL REPORT OF THE TRUSTEE	59
7.10	AUDIT	60
7.11	RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE	60
7.12	TRANSFER OF INTEREST	61
7.13	TRUSTEE INDEMNIFICATION	61
7.14	EMPLOYER SECURITIES AND REAL PROPERTY	61
7.15	DIVESTMENT OF EMPLOYER SECURITIES	61

© 2014 SunGard Business Systems LLC or its suppliers

Defined Contribution Volume Submitter Plan

ARTICLE VIII
AMENDMENT, TERMINATION AND MERGERS

8.1	AMENDMENT	62
8.2	TERMINATION	63
8.3	MERGER, CONSOLIDATION OR TRANSFER OF ASSETS	63

ARTICLE IX
TOP-HEAVY PROVISIONS

9.1	TOP-HEAVY PLAN REQUIREMENTS	64
9.2	DETERMINATION OF TOP-HEAVY STATUS	64

ARTICLE X
MISCELLANEOUS

10.1	EMPLOYER ADOPTIONS	65
10.2	PARTICIPANT’S RIGHTS	65
10.3	ALIENATION	65
10.4	PLAN COMMUNICATIONS, INTERPRETATION AND CONSTRUCTION	66
10.5	GENDER, NUMBER AND TENSE	66
10.6	LEGAL ACTION	67
10.7	PROHIBITION AGAINST DIVERSION OF FUNDS	67
10.8	EMPLOYER’S AND TRUSTEE’S PROTECTIVE CLAUSE	67
10.9	INSURER’S PROTECTIVE CLAUSE	67
10.10	RECEIPT AND RELEASE FOR PAYMENTS	67
10.11	ACTION BY THE EMPLOYER	67
10.12	NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY	67
10.13	APPROVAL BY INTERNAL REVENUE SERVICE	68
10.14	PAYMENT OF BENEFITS	68
10.15	ELECTRONIC MEDIA	68
10.16	PLAN CORRECTION	68
10.17	NONTRUSTEED PLANS	68

ARTICLE XI
PARTICIPATING EMPLOYERS

11.1	ELECTION TO BECOME A PARTICIPATING EMPLOYER	69
11.2	REQUIREMENTS OF PARTICIPATING EMPLOYERS	69
11.3	DESIGNATION OF AGENT	69
11.4	EMPLOYEE TRANSFERS	69
11.5	PARTICIPATING EMPLOYER’S CONTRIBUTION AND FORFEITURES	69
11.6	AMENDMENT	70
11.7	DISCONTINUANCE OF PARTICIPATION	70
11.8	ADMINISTRATOR’S AUTHORITY	70
11.9	PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE	70

© 2014 SunGard Business Systems LLC or its suppliers

Defined Contribution Volume Submitter Plan

ARTICLE XII
CASH OR DEFERRED PROVISIONS

12.1	FORMULA FOR DETERMINING EMPLOYER’S CONTRIBUTION	70
12.2	PARTICIPANT’S SALARY DEFERRAL ELECTION	71
12.3	ALLOCATION OF CONTRIBUTIONS AND FORFEITURES	75
12.4	ACTUAL DEFERRAL PERCENTAGE TESTS	76
12.5	ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS	78
12.6	ACTUAL CONTRIBUTION PERCENTAGE TESTS	81
12.7	ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS	83
12.8	401(k) ADP TEST SAFE HARBOR PROVISIONS	85
12.9	QUALIFIED AUTOMATIC CONTRIBUTION ARRANGEMENT	87
12.10	ADVANCE DISTRIBUTION FOR HARDSHIP	88
12.11	IN-PLAN ROTH ROLLOVER CONTRIBUTIONS	89

ARTICLE XIII
SIMPLE 401(K) PROVISIONS

13.1	SIMPLE 401(k) PROVISIONS	90
13.2	DEFINITIONS	91
13.3	CONTRIBUTIONS	91
13.4	ELECTION AND NOTICE REQUIREMENTS	91
13.5	VESTING REQUIREMENTS	92
13.6	TOP-HEAVY RULES	92
13.7	NONDISCRIMINATION TESTS	92

ARTICLE XIV
MULTIPLE EMPLOYER PROVISIONS

14.1	ELECTION AND OVERRIDING EFFECT	92
14.2	DEFINITIONS	92
14.3	PARTICIPATING EMPLOYER ELECTIONS	92
14.4	HIGHLY COMPENSATED EMPLOYEE STATUS	93
14.5	TESTING	93
14.6	TOP HEAVY PROVISIONS	93
14.7	COMPENSATION	93
14.8	SERVICE	94
14.9	REQUIRED MINIMUM DISTRIBUTIONS	94
14.10	COOPERATION AND INDEMNIFICATION	94
14.11	INVOLUNTARY TERMINATION	94
14.12	VOLUNTARY TERMINATION	95

© 2014 SunGard Business Systems LLC or its suppliers

Defined Contribution Volume Submitter Plan

ARTICLE I

DEFINITIONS

As used in this Plan, the following words and phrases shall have the meanings set forth herein unless a different meaning is clearly required by the context:

1.1 “Account” means any separate notational account established and maintained by the Administrator for each Participant under the Plan. To the extent applicable, a Participant may have any (or all) of the following notational Accounts:

(a) “Combined Account” means the account representing the Participant’s total interest under the Plan resulting from (1) the Employer’s contributions in the case of a Profit Sharing Plan or Money Purchase Plan, and (2) the Employer Nonelective Contributions in the case of a 401(k) Profit Sharing Plan. In addition, Forfeitures are part of the Combined Account to the extent they are reallocated. Separate accountings shall be maintained with respect to that portion of a Participant’s Account attributable to Employer contributions made pursuant to Section 12.1(a)(2) and to Employer contributions made pursuant to Section 12.1(a)(3).

(b) “Elective Deferral Account” means the account established hereunder to which Elective Deferrals (including a separate accounting for Catch-Up Contributions) are allocated. Amounts in the Participant’s Elective Deferral Account are nonforfeitable when made and are subject to the distribution restrictions of Section 12.2(e). The Elective Deferral Account may consist of the sub-Accounts listed below. Unless specifically stated otherwise, any reference to a Participant’s Elective Deferral Account will refer to both of these sub-Accounts.

(1) “Pre-Tax Elective Deferral Account” means the portion of the Elective Deferral Account attributable to Pre-Tax Elective Deferrals (i.e., Elective Deferrals that are not subject to federal income tax at the time of their deferral to the Plan).

(2) “Roth Elective Deferral Account” means the portion of the Elective Deferral Account attributable to Roth Elective Deferrals (i.e., that are subject to federal income tax at the time of their deferral to the Plan) which does not include amounts attributable to “in-Plan Roth rollover contributions” (as defined in Section 12.11). No contributions other than Roth Elective Deferrals and properly attributable earnings will be credited to each Participant’s Roth Elective Deferral Account.

(c) “In-Plan Roth Rollover Account” means the account attributable to a distribution from the Plan that is directly rolled over within this Plan, as described in Section 12.11. The amount thus contributed retains the characteristics of the source Account from which the amount of the “in-Plan Roth rollover contribution” (as defined in Section 12.11) was distributed (except for the tax treatment of such amount when distributed out of the Plan).

(d) “Qualified Automatic Contribution Safe Harbor Account” means the account established hereunder to which Qualified Automatic Contribution “ADP test safe harbor contributions” are allocated. Amounts in the Qualified Automatic Contribution Safe Harbor Account are subject to the distribution restrictions of Section 12.2(e).

(e) “Qualified Matching Contribution Account” means the account established hereunder to which Qualified Matching Contributions are allocated. Amounts in the Qualified Matching Contribution Account are nonforfeitable when made and are subject to the distribution restrictions of Section 12.2(e).

(f) “Qualified Nonelective Contribution Account” means the account established hereunder to which Qualified Nonelective Contributions are allocated. Amounts in the Qualified Nonelective Contribution Account are nonforfeitable when made and are subject to the distribution restrictions of Section 12.2(e).

(g) “Qualified Voluntary Employee Contribution Account” means the account established hereunder to which a Participant’s tax-deductible qualified voluntary Employee contributions made pursuant to Section 4.9 are allocated.

(h) “Rollover Account” means the account established hereunder to which amounts transferred from a qualified plan (including this Plan) or individual retirement account in accordance with Section 4.6 are allocated.

(i) “Transfer Account” means the account established hereunder to which amounts transferred to this Plan from a direct plan-to-plan transfer in accordance with Section 4.7 are allocated.

(j) “Voluntary Contribution Account” means the account established hereunder to which after-tax voluntary Employee contributions made pursuant to Section 4.8 are allocated. Amounts recharacterized as after-tax voluntary Employee contributions pursuant to Section 12.5 shall remain subject to the limitations of Section 12.2. Therefore, a separate accounting shall be maintained with respect to that portion of the Voluntary Contribution Account attributable to after-tax voluntary Employee contributions made pursuant to Section 4.8.

1.2 “ACP” means the “Actual Contribution Percentage” determined pursuant to Section 12.6(d).

1.3 “Act” means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

© 2014 SunGard Business Systems LLC or its suppliers

Defined Contribution Volume Submitter Plan

1.4 “ADP” means the “Actual Deferral Percentage” determined pursuant to Section 12.4(d).

1.5 “Administrator” means the Employer unless another person or entity has been designated by the Employer pursuant to Section 2.2 to administer the Plan on behalf of the Employer. “Administrator” also includes any Qualified Termination Administrator (QTA) that has assumed the responsibilities of the Administrator in accordance with guidelines set forth by the Department of Labor.

1.6 “Adoption Agreement” means the separate agreement which is executed by the Employer and sets forth the elective provisions of this Plan and Trust as specified by the Employer.

1.7 “Affiliated Employer” means any corporation which is a member of a controlled group of corporations (as defined in Code §414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code §414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code §414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code §414(o).

1.8 “Affirmative Election” means a Salary Deferral Agreement submitted by a Participant to the Administrator in accordance with Section 12.2 that provides instructions to defer a specific amount of Compensation (including an affirmative election to defer no amount) as an Elective Deferral to the Plan. A Participant’s Affirmative Election is generally effective as of the first payroll period which follows the payroll period in which the Participant made the Affirmative Election. However, a Participant may make an Affirmative Election which is effective: (a) for the first payroll period in which he or she becomes a Participant if the Participant makes an Affirmative Election within a reasonable period following the Participant’s becoming eligible to make Elective Deferrals and before the Compensation to which the Election applies becomes currently available; or (b) for the first payroll period following the effective date of the Automatic Contribution Arrangement if the Participant makes an Affirmative Election not later than the Automatic Contribution Arrangement’s effective date.

1.9 “Alternate Payee” means an alternate payee pursuant to a qualified domestic relations order that meets the requirements of Code §414(p).

1.10 “Anniversary Date” means the last day of the Plan Year.

1.11 “Annuity Starting Date” means, with respect to any Participant, the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitles the Participant to such benefit.

1.12 “Automatic Contribution Arrangement” means the Automatic Deferral provisions described by Section 12.2 and, if applicable, Section 12.9.

1.13 “Automatic Deferral” means the amount (if any) that a Participant is deemed to defer in accordance with an Automatic Contribution Arrangement. The effective date of an Employee’s Automatic Deferral will be as soon as practicable after the Employee is subject to Automatic Deferrals described by Section 12.2(b) or 12.9, consistent with (a) applicable law, and (b) the objective of affording the Employee a reasonable period of time after receipt of the notice to make an Affirmative Election (and, if applicable, an investment election). All Automatic Deferrals constitute Elective Deferrals.

1.14 “Beneficiary” means the person (or entity) to whom all or a portion of a deceased Participant’s interest in the Plan is payable, subject to the restrictions of Sections 6.2 and 6.6.

1.15 “Catch-Up Contribution” means an Elective Deferral made to the Plan by a Catch-Up Eligible Participant that, during any taxable year of such Participant, exceeds one of the following:

(a) a statutory dollar limit on Elective Deferrals or “annual additions” as provided in Code §401(a)(30), 402(h), 403(b), 408, 415(c), or 457(b)(2) (without regard to Code §457(b)(3)), as applicable; or

(b) any Plan limit on Elective Deferrals other than a limit described in (a) above; or the limit imposed by the ADP test under Code §401(k)(3) which Excess Contributions would otherwise be distributed pursuant to Section 12.5(b) to a Highly Compensated Employee who is a Catch-Up Eligible Participant.

Catch-Up Contributions for a Participant for a Participant’s taxable year may not exceed the dollar limit on Catch-Up Contributions under Code §414(v) for the Participant’s taxable year. The dollar limit on Catch-Up Contributions under Code §414(v)(2)(B)(i) was $5,000 for taxable years beginning in 2006. After 2006, the $5,000 is adjusted by the Secretary of the Treasury for cost-of-living increases under Code §414(v)(2)(C). Any such adjustments shall be in multiples of $500. Notwithstanding the preceding, different dollar limits apply to Catch-Up Contributions under SIMPLE 401(k) plans.

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Defined Contribution Volume Submitter Plan

1.16 “Catch-Up Eligible Participant” means a Participant who:

(a) is eligible to make Elective Deferrals to the Plan pursuant to Section 12.2; and

(b) will attain age 50 or older by the end of such taxable year.

1.17 “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

1.18 “Compensation” means, with respect to any Participant, the amount determined in accordance with the following provisions, except as otherwise provided in the Adoption Agreement.

(a) Base definition. One of the following, as elected in the Adoption Agreement:

(1) Information required to be reported under Code §§6041, 6051 and 6052 (Wages, tips and other compensation as reported on Form W-2). Compensation means wages, within the meaning of Code §3401(a), and all other payments of compensation to an Employee by the Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Code §§6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules under Code §3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code §3401(a)(2)).

(2) Code §3401(a) Wages. Compensation means an Employee’s wages within the meaning of Code §3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code §3401(a)(2)).

(3) 415 safe harbor compensation. Compensation means wages, salaries, for Plan Years beginning after December 31, 2008, Military Differential Pay, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan (as described in Regulation §1.62-2(c))), and excluding the following:

(i) Employer contributions to a plan of deferred compensation which are not includible in the Employee’s gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are excludable from the Employee’s gross income, or any distributions from a plan of deferred compensation;

(ii) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

(iv) Other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary deferral agreement) towards the purchase of an annuity contract described in Code §403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

(b) Earned Income for Self-Employed Individual. Notwithstanding the foregoing, Compensation for any Self-Employed Individual shall be equal to Earned Income. Furthermore, the contributions on behalf of any “owner-Employee” shall be made only with respect to the Earned Income for such “owner-Employee” which is derived from the trade or business with respect to which such Plan is established. For this purpose, an “owner-Employee” means a sole proprietor who owns the entire interest in the Employer or a partner (or member in the case of a limited liability company treated as a partnership or sole proprietorship for federal income tax purposes) who owns more than ten percent (10%) of either the capital interest or the profits interest in the Employer and who receives income for personal services from the Employer.

(c) Paid during “determination period.” Compensation shall include only that Compensation which is actually paid to the Participant during the “determination period.” Except as otherwise provided in this Plan, the “determination period” is the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the “determination period” shall be the Plan Year.

(d) Inclusion of deferrals. Notwithstanding the above, unless otherwise elected in the Adoption Agreement, Compensation shall include all of the following types of elective contributions and all of the following types of deferred compensation:

(1) Elective contributions that are made by the Employer on behalf of a Participant that are not includible in gross income under Code §§125, 402(e)(3), 402(h)(1)(B), 402(k), 403(b), and 132(f)(4). However, regardless of any election in the Adoption

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Defined Contribution Volume Submitter Plan

Agreement to the contrary, amounts described in the preceding sentence will be included in Compensation for purposes of making Elective Deferrals or receiving any Employer matching contributions under this Plan. If specified in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), amounts under Code §125 shall be deemed to include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Code §125 pursuant to the preceding sentence only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan. Roth Elective Deferrals will be treated as Pre-tax Elective Deferrals for purposes of determining Compensation if the Employer elects to exclude from Compensation the items described in this Subsection (d)(1).

(2) Compensation deferred under an eligible deferred compensation plan within the meaning of Code §457(b).

(3) Employee contributions (under governmental plans) described in Code §414(h)(2) that are picked up by the employing unit and thus are treated as Employer contributions.

(e) Post-severance compensation – Code §415 Regulations. The Administrator shall adjust Compensation, for Plan Years beginning on or after July 1, 2007 (or such other date as the Employer specifies in the Compensation Section of the Adoption Agreement), for amounts that would otherwise be included in the definition of Compensation but are paid by the later of 2 1/2 months after a Participant’s severance from employment with the Employer or the end of the Plan Year that includes the date of the Participant’s severance from employment with the Employer, in accordance with the following, as elected in the Compensation Section of the Adoption Agreement. The preceding time period, however, does not apply with respect to payments described in Subsections (4) and (5) below. Any other payment of compensation paid after severance of employment that is not described in the following types of compensation is not considered Compensation, even if payment is made within the time period specified above.

(1) Regular pay. Compensation shall include regular pay after severance of employment (to the extent otherwise included in the definition of Compensation) if:

(i) The payment is regular compensation for services during the Participant’s regular working hours, or compensation for services outside the Participant’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments; and

(ii) The payment would have been paid to the Participant prior to a severance from employment if the Participant had continued in employment with the Employer.

(2) Leave cash-outs. Compensation shall include leave cash-outs if those amounts would have been included in the definition of Compensation if they were paid prior to the Participant’s severance from employment with the Employer, and the amounts are for unused accrued bona fide sick, vacation, or other leave, but only if the Participant would have been able to use the leave if employment had continued.

(3) Deferred compensation. Compensation shall include deferred compensation if those amounts would have been included in the definition of Compensation if they were paid prior to the Participant’s severance from employment with the Employer, and the amounts are received pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid if the Participant had continued in employment with the Employer and only to the extent the payment is includible in the Participant’s gross income.

(4) Military Differential Pay. Compensation shall include payments to an individual who does not currently perform services for the Employer by reason of qualified military service (as that term is used in Code §414(u)(1)) to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service.

(5) Disability pay. Compensation shall include compensation paid to a Participant who is permanently and totally disabled, as defined in Code §22(e)(3), provided, as elected by the Employer in the Compensation Section of the Adoption Agreement, salary continuation applies to all Participants who are permanently and totally disabled for a fixed or determinable period, or the Participant was not a Highly Compensated Employee immediately before becoming disabled.

(f) Dollar limitation. Compensation in excess of $200,000 shall be disregarded for all purposes other than for purposes of Elective Deferrals. Such amount shall be adjusted by the Commissioner for increases in the cost-of-living in accordance with Code §401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any “determination period” beginning with or within such calendar year. If a “determination period” consists of fewer than twelve (12) months, the $200,000 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the “determination period,” and the denominator of which is twelve (12). In applying any Plan limitation on the amount of matching contributions or any Plan limit on Elective Deferrals which are subject to matching contributions, where such limits are expressed as a percentage of Compensation, the Administrator may apply the Compensation limit under this Section annually, even if the matching contribution formula is applied on any time interval which is less than the full Plan Year or the Administrator may pro rate the Compensation limit.

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Defined Contribution Volume Submitter Plan

(g) Noneligible Employee. If, in the Adoption Agreement, the Employer elects to exclude a class of Employees from the Plan, then Compensation for any Employee who becomes eligible or ceases to be eligible to participate during a “determination period” shall only include Compensation while the Employee is an Eligible Employee. In addition, with respect to the determination of any matching contributions, the Plan will disregard Elective Deferrals made while the Participant is not eligible for the matching contribution component of the Plan.

(h) Amendment. If, in connection with the adoption of any amendment, the definition of Compensation has been modified, then, except as otherwise provided herein, for Plan Years prior to the Plan Year which includes the adoption date of such amendment, Compensation means compensation determined pursuant to the terms of the Plan then in effect.

1.19 “Contract” or “Policy” means any life insurance policy, retirement income policy, or annuity contract (group or individual) issued by the Insurer. In the event of any conflict between the terms of this Plan and the terms of any contract purchased hereunder, the Plan provisions shall control.

1.20 “Custodian” means a person or entity that has custody of all or any portion of the Plan assets.

1.21 “Directed Trustee” means a Trustee who, with respect to the investment of Plan assets, is subject to the direction of the Administrator, the Employer, a properly appointed Investment Manager, a named Fiduciary, or Plan Participant. To the extent the Trustee is a Directed Trustee, the Trustee does not have any discretionary authority with respect to the investment of Plan assets. In addition, the Trustee is not responsible for the propriety of any directed investment made pursuant to this Section and shall not be required to consult or advise the Employer regarding the investment quality of any directed investment held under the Plan.

1.22 “Discretionary Trustee” means a Trustee who has the authority and discretion to invest, manage or control any portion of the Plan assets.

1.23 “Early Retirement Date” means the date specified in the Adoption Agreement on which a Participant has satisfied the requirements specified in the Adoption Agreement (Early Retirement Age). If elected in the Adoption Agreement, a Participant shall become fully Vested upon satisfying such requirements if the Participant is still employed at the Early Retirement Age.

A Participant who severs from employment after satisfying any service requirement but before satisfying the age requirement for Early Retirement Age and who thereafter reaches the age requirement contained herein shall be entitled to receive benefits under this Plan (other than any accelerated vesting and allocations of Employer contributions) as though the requirements for Early Retirement Age had been satisfied.

1.24 “Earned Income” means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions made by the Employer to a qualified plan to the extent deductible under Code §404. In addition, net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code §164(f).

If Compensation is defined to exclude any items of Compensation (other than safe harbor adjustments permitted under the Code §414(s) Regulations or limiting Compensation to periods of Plan participation), then for purposes of determining the Compensation of a Self-Employed Individual, Earned Income shall be adjusted by multiplying Earned Income by the percentage of total compensation that is included for the eligible Participants who are Nonhighly Compensated Employees. That percentage is determined by calculating the percentage of each eligible Nonhighly Compensated Participant’s total Compensation prior to excluding any non-safe harbor adjustments selected in the Adjustments to Compensation Section of the Adoption Agreement that are included in the definition of Compensation and averaging those percentages.

1.25 “Effective Date” means the date this Plan, including any restatement or amendment of this Plan, is effective. Where the Plan is restated or amended, a reference to Effective Date is the effective date of the restatement or amendment, except where the context indicates a reference to an earlier Effective Date. If any provision of this Plan is retroactively effective, then provisions of this Plan generally control. However, if a provision of this Plan is different from the provision of the Employer’s prior plan document and, after the retroactive Effective Date of this Plan, the Employer operated in compliance with the provisions of the prior plan, then the provision of such prior plan is incorporated into this Plan for purposes of determining whether the Employer operated the Plan in compliance with its terms, provided operation in compliance with the terms of the prior plan do not violate any qualification requirements under the Code, Regulations, or other IRS guidance.

The Employer may designate special effective dates for individual provisions under the Plan where provided in the Adoption Agreement or under Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections). If one or more qualified retirement plans have been merged into this Plan, the provisions of the merging plan(s) will remain in full force and effect until the effective date of the plan merger(s).

1.26 “Elective Deferrals” means the Employer’s contributions to the Plan that are made pursuant to a Participant’s salary deferral election in accordance with Section 12.2. Elective Deferrals shall be subject to the requirements of Sections 12.2(d) and 12.2(e) and shall, except as otherwise provided herein, be required to satisfy the nondiscrimination requirements of the Code §401(k) Regulations. The term “Elective Deferrals” includes Pre-Tax Elective Deferrals and, if permitted by the Plan, Roth Elective Deferrals.

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Defined Contribution Volume Submitter Plan

1.27 “Eligible Automatic Contribution Arrangement” (EACA) means an Automatic Contribution Arrangement that is intended to comply as such for purposes of Code §414(w) and that therefore complies with the Automatic Deferral provisions described in the EACA provisions set forth in Section 12.2(b).

1.28 “Eligible Employee” means any Eligible Employee as elected in the Adoption Agreement and as provided herein. With respect to a volume submitter or non-standardized Adoption Agreement, an individual shall not be an Eligible Employee if such individual is not reported on the payroll records of the Employer as a common law employee. In particular, it is expressly intended that individuals not treated as common law employees by the Employer on its payroll records and out-sourced workers, are not Eligible Employees and are excluded from Plan participation even if a court or administrative agency determines that such individuals are common law employees and not independent contractors. However, the two preceding sentences shall not apply to partners or other Self-Employed Individuals unless the Employer treats them as independent contractors. Furthermore, with respect to a volume submitter or non-standardized Adoption Agreement, Employees of an Affiliated Employer will not be treated as Eligible Employees prior to the date the Affiliated Employer adopts the Plan as a Participating Employer.

Employees who became Employees as the result of a “Code §410(b)(6)(C) transaction” will, unless otherwise specified in the Adoption Agreement, only be Eligible Employees after the expiration of the transition period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A “Code §410(b)(6)(C) transaction” is an asset or stock acquisition, merger, or similar transaction involving a change in the Employer of the Employees of a trade or business that is subject to the special rules set forth in Code §410(b)(6)(C). However, regardless of any election made in the Adoption Agreement, if a separate entity becomes an Affiliated Employer as the result of a “Code §410(b)(6)(C) transaction,” then Employees of such separate entity will not be treated as Eligible Employees prior to the date the entity adopts the Plan as a Participating Employer or, with respect to a standardized Adoption Agreement, if earlier, the expiration of the transition period set forth above.

If, in the Adoption Agreement, the Employer elects to exclude union employees, then Employees whose employment is governed by a collective bargaining agreement between the Employer and “employee representatives” under which retirement benefits were the subject of good faith bargaining and if two percent (2%) or less of the Employees covered pursuant to that agreement are professionals as defined in Regulation §1.410(b)-9, shall not be eligible to participate in this Plan to the extent of employment covered by such agreement, unless the agreement provides for coverage in the Plan (see Section 4.1(d)). For this purpose, the term “employee representatives” does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer. If a Participant performs services both as a collectively bargained Employee and as a non-collectively bargained Employee, then the Participant’s Hours of Service in each respective category are treated separately.

If, in the Adoption Agreement, the Employer elects to exclude nonresident aliens, then Employees who are nonresident aliens (within the meaning of Code §7701(b)(1)(B)) who received no earned income (within the meaning of Code §911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code §861(a)(3)) shall not be eligible to participate in this Plan. In addition, this paragraph shall also apply to exclude from participation in the Plan an Employee who is a nonresident alien (within the meaning of Code §7701(b)(1)(B)) but who receives earned income (within the meaning of Code §911(d)(2)) from the Employer that constitutes income from sources within the United States (within the meaning of Code §861(a)(3)), if all of the Employee’s earned income from the Employer from sources within the United States is exempt from United States income tax under an applicable income tax convention. The preceding sentence will apply only if all Employees described in the preceding sentence are excluded from the Plan.

If, in the Adoption Agreement, the Employer elects to exclude Part-Time/Temporary/Seasonal Employees, then notwithstanding any such exclusion, if any such excluded Employee actually completes or completed a Year of Service, then such Employee will cease to be within this particular excluded class.

1.29 “Employee” means any person who is employed by the Employer. The term “Employee” shall also include any person who is an employee of an Affiliated Employer and any Leased Employee deemed to be an Employee as provided in Code §414(n) or (o).

1.30 “Employer” means the entity specified in the Adoption Agreement, any successor which shall maintain this Plan and any predecessor which has maintained this Plan. In addition, unless the context means otherwise, the term “Employer” shall include any Participating Employer which shall adopt this Plan.

1.31 “Excess Aggregate Contributions” means, with respect to any Plan Year, the excess of:

(a) The aggregate “contribution percentage amounts” (as defined in Section 12.6) actually made on behalf of Highly Compensated Participants for such Plan Year and taken into account in computing the numerator of the ACP, over

(b) The maximum “contribution percentage amounts” permitted by the ACP test in Section 12.6 (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of their “contribution percentages” beginning with the highest of such percentages).

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Defined Contribution Volume Submitter Plan

Such determination shall be made after first taking into account corrections of any Excess Deferrals pursuant to Section 12.2 and then taking into account adjustments of any Excess Contributions pursuant to Section 12.5.

1.32 “Excess Compensation” means, with respect to a Plan that is integrated with Social Security (permitted disparity), a Participant’s Compensation which is in excess of the integration level elected in the Adoption Agreement. However, if Compensation is based on less than a twelve (12) month “determination period,” Excess Compensation shall be determined by reducing the integration level by a fraction, the numerator of which is the number of full months in the short period and the denominator of which is twelve (12). A “determination period” is not less than twelve (12) months solely because a Participant’s Compensation does not include Compensation paid during a “determination period” while the Participant was not a Participant in this component of the Plan.

1.33 “Excess Contributions” means, with respect to any Plan Year, the excess of:

(a) The aggregate amount of Employer contributions actually made on behalf of Highly Compensated Participants for such Plan Year and taken into account in computing the numerator of the ADP, over

(b) The maximum amount of such contributions permitted by the ADP test in Section 12.4 (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of the actual deferral ratios, beginning with the highest of such ratios).

In determining the amount of Excess Contributions to be distributed and/or recharacterized with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferrals previously distributed to such affected Highly Compensated Participant for the Participant’s taxable year ending with or within such Plan Year.

1.34 “Excess Deferrals” means, with respect to any taxable year of a Participant, either (a) those elective deferrals within the meaning of Code §§402(g) or 402A that are made during the Participant’s taxable year and exceed the dollar limitation under Code §402(g) (including, if applicable, the dollar limitation on Catch-Up Contributions defined in Code §414(v)) for such year; or (b) are made during a calendar year and exceed the dollar limitation under Code §§402(g) and 402A (including, if applicable, the dollar limitation on Catch-Up Contributions defined in Code §414(v)) for the Participant’s taxable year beginning in such calendar year, counting only Elective Deferrals made under this Plan and any other plan, contract or arrangement maintained by the Employer.

1.35 “Fiduciary” means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan.

1.36 “Fiscal Year” means the Employer’s accounting year.

1.37 “Forfeiture” means that portion of a Participant’s Account that is not Vested and is disposed of in accordance with the provisions of the Plan. Unless otherwise elected in the Adoption Agreement, Forfeitures occur pursuant to (a) below.

(a) A Forfeiture will occur on the earlier of:

(1) The last day of the Plan Year in which a Participant incurs five (5) consecutive 1-Year Breaks in Service, or

(2) The distribution of the entire Vested portion of the Participant’s Account of a Participant who has severed employment with the Employer. For purposes of this provision, if the Participant has a Vested benefit of zero, then such Participant shall be deemed to have received a distribution of such Vested benefit as of the year in which the severance of employment occurs. For this purpose, a Participant’s Vested benefit shall not include: (i) the Participant’s Qualified Voluntary Employee Contribution Account, and (ii) the Participant’s Rollover Account.

(b) If elected in the Adoption Agreement, a Forfeiture will occur as of the last day of the Plan Year in which a Participant incurs five (5) consecutive 1-Year Breaks in Service.

Regardless of the preceding, if a Participant is eligible to share in the allocation of Forfeitures in the year in which the Forfeiture would otherwise occur, then the Forfeiture will not occur until the end of the first Plan Year for which the Participant is not eligible to share in the allocation of Forfeitures. Furthermore, the term “Forfeiture” shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

1.38 “Former Employee” means an individual who has severed employment with the Employer or an Affiliated Employer.

1.39 “414(s) Compensation” means Compensation as defined in Section 1.18. However, the Employer may operationally elect to use any other definition of compensation for 414(s) Compensation provided such definition satisfies the nondiscrimination requirements of Code §414(s) and the Regulations thereunder. For purposes of applying the ADP and ACP tests, the period for determining 414(s) Compensation must be either the Plan Year or the calendar year ending with or within the Plan Year. For all other purposes, the period of determining 414(s) Compensation must be the Plan Year or another twelve (12) month period of time ending in the Plan Year. An Employer may further limit the period taken into account to that part of the determination period in which an Employee was a Participant in the component of the Plan being tested. The period used to determine 414(s) Compensation must be applied uniformly to all Participants for the Plan Year.

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Defined Contribution Volume Submitter Plan

1.40 “415 Compensation” means, with respect to any Participant, such Participant’s (a) Wages, tips and other compensation on Form W-2, (b) Code §3401(a) wages or (c) 415 safe harbor compensation as elected in the Adoption Agreement for purposes of Compensation (and as defined in Subsections 1.18(a)(1)-(3) respectively). 415 Compensation shall be based on the full Limitation Year regardless of when participation in the Plan commences. Furthermore, regardless of any election made in the Adoption Agreement, 415 Compensation shall include any elective deferral (as defined in Code §§402(e)(3), 402(k) and 402(h)(1)(B)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code §§125, 457, and 132(f)(4). In addition, for years beginning after December 31, 2008 Military Differential Pay is treated as 415 Compensation.

(a) Deemed 125 compensation. If elected in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), amounts under Code §125 shall be deemed to include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Code §125 pursuant to the preceding sentence only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.

(b) Post-severance compensation. The Administrator shall adjust 415 Compensation, for Limitation Years beginning on or after July 1, 2007, or such earlier date as the Employer specifies in the Compensation Section of the Adoption Agreement, for amounts that would otherwise be included in the definition of 415 Compensation but are paid by the later of 2 1/2 months after a Participant’s severance from employment with the Employer or the end of the Limitation Year that includes the date of the Participant’s severance from employment with the Employer, in accordance with the following, as elected in the Compensation Section of the Adoption Agreement. The preceding time period, however, does not apply with respect to payments described in Subsections (4) and (5) below. Any other payment of compensation paid after severance of employment that is not described in the following types of compensation is not considered 415 Compensation, even if payment is made within the time period specified above.

(1) Regular pay. 415 Compensation shall include regular pay after severance of employment (to the extent otherwise included in the definition of 415 Compensation) if:

(i) The payment is regular compensation for services during the Participant’s regular working hours, or compensation for services outside the Participant’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments; and

(ii) The payment would have been paid to the Participant prior to a severance from employment if the Participant had continued in employment with the Employer.

(2) Leave cash-outs. 415 Compensation shall include leave cash-outs if those amounts would have been included in the definition of 415 Compensation if they were paid prior to the Participant’s severance from employment with the Employer, and the amounts are for unused accrued bona fide sick, vacation, or other leave, but only if the Participant would have been able to use the leave if employment had continued.

(3) Deferred compensation. 415 Compensation shall include deferred compensation if those amounts would have been included in the definition of 415 Compensation if they were paid prior to the Participant’s severance from employment with the Employer, and the amounts are received pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid if the Participant had continued in employment with the Employer and only to the extent the payment is includible in the Participant’s gross income.

(4) Military Differential Pay. 415 Compensation shall include payments to an individual who does not currently perform services for the Employer by reason of qualified military service (as that term is used in Code §414(u)(1)) to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service.

(5) Disability pay. 415 Compensation shall include compensation paid to a Participant who is permanently and totally disabled, as defined in Code §22(e)(3), provided, as elected by the Employer in the Compensation Section of the Adoption Agreement, salary continuation applies to all Participants who are permanently and totally disabled for a fixed or determinable period, or the Participant was not a Highly Compensated Employee immediately before becoming disabled.

(c) Administrative delay (“the first few weeks”) rule. 415 Compensation for a Limitation Year shall generally not include amounts earned but not paid during the Limitation Year solely because of the timing of pay periods and pay dates. However, if elected in the Compensation Section of the Adoption Agreement, 415 Compensation for a Limitation Year shall include amounts earned but not paid during the Limitation Year solely because of the timing of pay periods and pay dates, provided the amounts are paid during the first few weeks of the next Limitation Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Participants, and no Compensation is included in more than one Limitation Year.

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Defined Contribution Volume Submitter Plan

(d) Inclusion of certain nonqualified deferred compensation amounts. If this is a PPA restatement and prior to the restatement 414(s) Compensation included all items includible in compensation under Regulation §1.415(c)-2(b) (Regulation §1.415-2(d)(2) under the Regulations in effect for Limitation Years beginning prior to July 1, 2007), then 415 Compensation for Limitation Years prior to the adoption of this restatement shall include amounts that are includible in the gross income of a Participant under the rules of Code §409A or Code §457(f)(1)(A) or because the amounts are constructively received by the Participant. For Plan Years beginning on and after the Plan Year in which this restatement is adopted, the Plan does not provide for a definition of 415 Compensation including all items in Regulation §1.415(c)-2(b).

(e) Back pay. Back pay, within the meaning of Regulations §1.415(c)-2(g)(8), shall be treated as Compensation for the Limitation Year to which the back pay relates to the extent the back pay represents wages and compensation that would otherwise be included under this definition.

(f) Dollar limitation. 415 Compensation will be limited to the same dollar limitations set forth in Section 1.18(f) adjusted in such manner as permitted under Code §415(d).

(g) Amendment. Except as otherwise provided herein, if, in connection with the adoption of any amendment, the definition of 415 Compensation has been modified, then for Plan Years prior to the Plan Year which includes the adoption date of such amendment, 415 Compensation means compensation determined pursuant to the terms of the Plan then in effect.

1.41 “Highly Compensated Employee” means an Employee described in Code §414(q) and the Regulations thereunder, and generally means any Employee who:

(a) was a “five percent (5%) owner” as defined in Section 1.47(b) at any time during the “determination year” or the “look-back year”; or

(b) for the “look-back year” had 415 Compensation from the Employer in excess of $80,000 and, if elected in the Adoption Agreement, was in the Top-Paid Group for the “look-back year.” The $80,000 amount is adjusted at the same time and in the same manner as under Code §415(d). In applying this rule, the Employer may adopt any rounding or tie-breaking rules it desires, so long as such rules are reasonable, nondiscriminatory, and uniformly and consistently applied.

The “determination year” means the Plan Year for which testing is being performed and the “look-back year” means the immediately preceding twelve (12) month period. However, if the calendar year data election is made in the Adoption Agreement, for purposes of (b) above, the “look-back year” shall be the calendar year beginning within the twelve (12) month period immediately preceding the “determination year.”

A Highly Compensated Former Employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for that “determination year,” in accordance with Regulation §1.414(q)-1T, A-4 and IRS Notice 97-45 (or any superseding guidance).

In determining who is a Highly Compensated Employee, Employees who are nonresident aliens and who received no earned income (within the meaning of Code §911(d)) from the Employer constituting United States source income within the meaning of Code §861(a)(3) shall not be treated as Employees. If a nonresident alien Employee has U.S. source income, that Employee is treated as satisfying this definition if all of such Employee’s U.S. source income from the Employer is exempt from U.S. income tax under an applicable income tax treaty. Additionally, all Affiliated Employers shall be taken into account as a single Employer and Leased Employees within the meaning of Code §§414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code §414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer’s retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the “determination year.”

1.42 “Highly Compensated Participant” means any Highly Compensated Employee who is eligible to participate in the component of the Plan being tested.

1.43 “Hour of Service” means (a) each hour for which an Employee is directly or indirectly compensated or entitled to Compensation by the Employer for the performance of duties during the applicable computation period (these hours will be credited to the Employee for the computation period in which the duties are performed); (b) each hour for which an Employee is directly or indirectly compensated or entitled to Compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, incapacity (including disability), jury duty, lay-off, military duty or leave of absence) during the applicable computation period (these hours will be calculated and credited pursuant to Department of Labor Regulation §2530.200b-2 which is incorporated herein by reference); (c) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages (these hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made). The same Hours of Service shall not be credited both under (a) or (b), as the case may be, and under (c).

Notwithstanding (b) above, (1) no more than 501 Hours of Service will be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (2) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are

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Defined Contribution Volume Submitter Plan

performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers’ compensation, or unemployment compensation or disability insurance laws; and (3) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. Furthermore, for purposes of (b) above, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

Hours of Service will be credited for employment with all Affiliated Employers and for any individual considered to be a Leased Employee pursuant to Code §414(n) or 414(o) and the Regulations thereunder. Furthermore, the provisions of Department of Labor Regulations §2530.200b-2(b) and (c) are incorporated herein by reference.

Hours of Service will be determined using the actual hours method unless one of the methods below is elected in the Adoption Agreement. If the actual hours method is used to determine Hours of Service, an Employee is credited with the actual Hours of Service the Employee completes with the Employer or the number of Hours of Service for which the Employee is paid (or entitled to payment).

If the days worked method is elected, an Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

If the weeks worked method is elected, an Employee will be credited with forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

If the semi-monthly payroll periods worked method is elected, an Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

If the months worked method is elected, an Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

If the bi-weekly payroll periods worked method is elected, an Employee will be credited with ninety (90) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the bi-weekly payroll period.

1.44 “Insurer” means any legal reserve insurance company which has issued or shall issue one or more Contracts or Policies under the Plan.

1.45 “Investment Manager” means a Fiduciary as described in Act §3(38).

1.46 “Joint and Survivor Annuity” means an immediate annuity for the life of a Participant with a survivor annuity for the life of the Participant’s Spouse which is not less than fifty percent (50%), nor more than one hundred percent (100%) of the amount of the annuity payable during the joint lives of the Participant and the Participant’s Spouse which can be purchased with the Participant’s Vested interest in the Plan reduced by any outstanding loan balances pursuant to Section 7.6.

1.47 “Key Employee” means an Employee as defined in Code §416(i) and the Regulations thereunder. Generally, for purposes of determining top-heavy status, any Employee or Former Employee (including any deceased Employee as well as each of the Employee’s or Former Employee’s Beneficiaries) is considered a Key Employee if the Employee or Former Employee, at any time during the Plan Year that contains the “determination date,” has been included in one of the following categories:

(a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code §416) having annual 415 Compensation greater than $130,000 (as adjusted under Code §416(i)(1));

(b) a “five percent (5%) owner” of the Employer. “Five percent (5%) owner” means any person who owns (or is considered as owning within the meaning of Code §318) more than five percent (5%) of the value of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer; and

(c) a “one percent (1%) owner” of the Employer having annual 415 Compensation from the Employer of more than $150,000. “One percent (1%) owner” means any person who owns (or is considered as owning within the meaning of Code §318) more than one percent (1%) of the value of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer.

In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code §§414(b), (c), (m) and (o) shall be treated as separate employers. In determining whether an individual has 415 Compensation of more than $150,000, 415 Compensation from each employer required to be aggregated under Code §§414(b), (c), (m) and (o) shall be taken into account.

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Defined Contribution Volume Submitter Plan

Notwithstanding the foregoing, for purposes of determining Participants who are entitled to the minimum top-heavy contribution, the determination of Key Employees and Non-Key Employees will be made based on the Plan Year (rather than the Plan Year that contains the “determination date”) for which the top-heavy contribution is being made.

1.48 “Late Retirement Date” means the date of, or the first day of the month or the Anniversary Date coinciding with or next following, whichever corresponds to the election in the Adoption Agreement for the Normal Retirement Date, a Participant’s actual retirement after having reached the Normal Retirement Date.

1.49 “Leased Employee” means any person (other than an Employee of the recipient Employer) who, pursuant to an agreement between the recipient Employer and any other person or entity (“leasing organization”), has performed services for the recipient (or for the recipient and related persons determined in accordance with Code §414(n)(6)) on a substantially full time basis for a period of at least one year (unless otherwise elected in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections)), and such services are performed under primary direction or control by the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. Furthermore, Compensation for a Leased Employee shall only include compensation from the leasing organization that is attributable to services performed for the recipient Employer.

A Leased Employee shall not be considered an employee of the recipient Employer if: (a) such employee is covered by a money purchase pension plan providing: (1) a non-integrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code §415(c)(3), (2) immediate participation, and (3) full and immediate vesting; and (b) leased employees do not constitute more than twenty percent (20%) of the recipient Employer’s nonhighly compensated workforce.

1.50 “Limitation Year” means the “determination period” used to determine Compensation. However, the Employer may elect a different Limitation Year in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections). All qualified plans maintained by the Employer must use the same Limitation Year. Furthermore, unless there is a change to a new Limitation Year, the Limitation Year will be a twelve (12) consecutive month period. In the case of an initial Limitation Year, the Limitation Year will be the twelve (12) consecutive month period ending on the last day of the period specified in the Adoption Agreement. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new “Limitation Year” must begin on a date within the “Limitation Year” in which the amendment is made. For Limitation Years beginning on and after July 1, 2007, the Limitation Year may only be changed by a Plan amendment. Furthermore, if the Plan is terminated effective as of a date other than the last day of the Plan’s Limitation Year, then the Plan is treated as if the Plan had been amended to change its Limitation Year.

1.51 “Military Differential Pay” means, for any Plan or Limitation Year beginning after June 30, 2007, any differential wage payments made to an individual that represents an amount which, when added to the individual’s military pay, approximates the amount of compensation that was paid to the individual while working for the Employer. Notwithstanding the preceding sentence, for Compensation “determination periods” beginning after December 31, 2008, an individual receiving a differential wage payment, as defined by Code §3401(h)(2), is treated as an Employee of the Employer making the payment.

The Plan is not treated as failing to meet the requirements of any provision described in Code §414(u)(1)(C) (or corresponding Plan provisions, including, but not limited to, Plan provisions related to the ADP or ACP test) by reason of any contribution or benefit which is based on the Military Differential Pay. The preceding sentence applies only if all Employees of the Employer performing service in the uniformed services described in Code §3401(h)(2)(A) are entitled to receive differential wage payments (as defined in Code §3401(h)(2)) on reasonably equivalent terms and, if eligible to participate in a retirement plan maintained by the Employer, to make contributions based on the payments on reasonably equivalent terms (taking into account Code §§410(b)(3), (4), and (5)).

1.52 “Nonelective Contribution” means the Employer’s contributions to the Plan other than Elective Deferrals, any Qualified Nonelective Contributions and any Qualified Matching Contributions. Employer matching contributions which are not Qualified Matching Contributions shall be considered a Nonelective Contribution for purposes of the Plan.

1.53 “Nonhighly Compensated Employee/Participant” means any Employee/Participant who is not a Highly Compensated Employee. However, if pursuant to Sections 12.4 or 12.6 the prior year testing method is used to calculate the ADP or the ACP, a Nonhighly Compensated Employee/Participant shall be determined using the definition of Highly Compensated Employee in effect for the preceding Plan Year.

1.54 “Non-Key Employee” means any Employee or Former Employee (and such Employee’s or Former Employee’s Beneficiaries) who is not a Key Employee.

1.55 “Normal Retirement Age” means the age elected in the Adoption Agreement at which time a Participant’s Account shall be nonforfeitable (if the Participant is employed by the Employer on or after that date). For money purchase pension plans, if the Employer enforces a mandatory retirement age, then the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Adoption Agreement. Furthermore, effective for Plan Years beginning after the adoption of this Plan, the Employer may not deem the Social Security retirement age (as defined in Code §415(b)(8)) as the Normal Retirement Age for purposes of nondiscrimination testing under Code §401(a)(4).

1.56 “Normal Retirement Date” means the date elected in the Adoption Agreement.

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Defined Contribution Volume Submitter Plan

1.57 “1-Year Break in Service” means, if the Hour of Service method is used, the applicable computation period that is used to determine a Year of Service during which an Employee or Former Employee has not completed more than 500 Hours of Service. However, if the Employer selected, in the Service Crediting Method Section of the Adoption Agreement, to define a Year of Service as less than 1,000 Hours of Service, then the 500 Hours of Service in this definition of 1-Year Break in Service shall be proportionately reduced. Further, solely for the purpose of determining whether an Employee has incurred a 1-Year Break in Service, Hours of Service shall be recognized for “authorized leaves of absence” and “maternity and paternity leaves of absence.” For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a “maternity or paternity leave of absence” shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a “maternity or paternity leave of absence” shall not exceed the number of Hours of Service needed to prevent the Employee from incurring a 1-Year Break in Service.

“Authorized leave of absence” means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

A “maternity or paternity leave of absence” means an absence from work for any period by reason of the Employee’s pregnancy, birth of the Employee’s child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

If the elapsed time method is elected in the Service Crediting Method Section of the Adoption Agreement, then a “1-Year Break in Service” means a twelve (12) consecutive month period beginning on the severance from service date or any anniversary thereof and ending on the next succeeding anniversary of such date; provided, however, that the Employee or Former Employee does not perform an Hour of Service for the Employer during such twelve (12) consecutive month period.

1.58 “Participant” means any Employee or Former Employee who has satisfied the requirements of Sections 3.1 and 3.2 and entered the Plan and is eligible to accrue benefits under the Plan. In addition, the term “Participant” also includes any individual who was a Participant (as defined in the preceding sentence) and who must continue to be taken into account under a particular provision of the Plan (e.g., because the individual has an Account balance in the Plan).

1.59 “Participant Directed Account” means that portion of a Participant’s interest in the Plan with respect to which the Participant has directed the investment in accordance with the Participant Direction Procedures.

1.60 “Participant Direction Procedures” means such instructions, guidelines or policies, the terms of which are incorporated herein, as shall be established pursuant to Section 4.10 and observed by the Administrator and applied and provided to Participants who have Participant Directed Accounts.

1.61 “Participating Employer” means an Employer which, with the consent of the “lead Employer” adopts the Plan pursuant to Section 11.1 or Article XIV. In addition, unless the context means otherwise, the term “Employer” shall include any Participating Employer which shall adopt this Plan.

1.62 “Period of Service” means the aggregate of all periods of service commencing with an Employee’s first day of employment or reemployment with the Employer or an Affiliated Employer and ending on the first day of a Period of Severance, or for benefit accrual purposes, ending on the severance from service date. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee who incurs a Period of Severance of twelve (12) months or less will also receive service-spanning credit by treating any such period as a Period of Service for purposes of eligibility and vesting (but not benefit accrual). For purposes of benefit accrual, a Participant’s whole year Periods of Service is equal to the sum of all full and partial periods of service, whether or not such service is continuous or contiguous, expressed in the number of whole years represented by such sum. For this purpose, fractional periods of a year will be expressed in terms of days.

Periods of Service with any Affiliated Employer shall be recognized. Furthermore, Periods of Service with any predecessor employer that maintained this Plan shall be recognized. Periods of Service with any other predecessor employer shall be recognized as elected in the Adoption Agreement. However, for a standardized Adoption Agreement, the recognition of service with any other employer (1) is limited to the period which does not exceed 5 years immediately preceding the year in which an amendment crediting such service becomes effective, (2) must be credited to all Employees on a reasonably uniform basis, and (3) must otherwise comply with Regulation §1.401(a)(4)-5(a)(3).

In determining Periods of Service for purposes of vesting under the Plan, Periods of Service will be excluded as elected in the Adoption Agreement and as specified in Section 3.5.

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Defined Contribution Volume Submitter Plan

In the event the method of crediting service is amended from the Hour of Service method to the elapsed time method, an Employee will receive credit for a Period of Service consisting of:

(a) A number of years equal to the number of Years of Service credited to the Employee before the computation period during which the amendment occurs; and

(b) The greater of (1) the Periods of Service that would be credited to the Employee under the elapsed time method for service during the entire computation period in which the transfer occurs or (2) the service taken into account under the Hour of Service method as of the date of the amendment.

In addition, the Employee will receive credit for service subsequent to the amendment commencing on the day after the last day of the computation period in which the transfer occurs.

1.63 “Period of Severance” means a continuous period of time during which an Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the twelve (12) month anniversary of the date on which the Employee was otherwise first absent from service.

In the case of an individual who is absent from work for “maternity or paternity” reasons, the twelve (12) consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute a one year Period of Severance. For purposes of this paragraph, an absence from work for “maternity or paternity” reasons means an absence (a) by reason of the pregnancy of the individual, (b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.64 “Plan” means this instrument hereinafter referred to as                                           Defined Contribution Volume Submitter Plan and Trust (Basic Plan Document #07 and the Adoption Agreement) as adopted by the Employer, including all amendments thereto and any appendix which is specifically permitted pursuant to the terms of the Plan.

1.65 “Plan Year” means the Plan’s accounting year as specified in the Adoption Agreement. Unless there is a Short Plan Year, the Plan Year will be a twelve-consecutive month period.

1.66 “Pre-Retirement Survivor Annuity” means an immediate annuity for the life of a Participant’s Spouse, the payments under which must be equal to the benefit which can be provided with the percentage, as specified in the Adoption Agreement, of the Participant’s Vested interest in the Plan as of the date of death. If no election is made in the Adoption Agreement, the percentage shall be equal to fifty percent (50%). Furthermore, if less than one hundred percent (100%) of the Participant’s Vested interest in the Plan is used to provide the Pre-Retirement Survivor Annuity, a proportionate share of each of the Participant’s Accounts subject to the Pre-Retirement Survivor Annuity shall be used to provide the Pre-Retirement Survivor Annuity.

1.67 “Pre-Tax Elective Deferrals” means a Participant’s Elective Deferrals that are not includible in the Participant’s gross income at the time deferred.

1.68 “Qualified Automatic Contribution Arrangement” (QACA) means an automatic contribution arrangement which meets the requirements of Section 12.9.

1.69 “Qualified Matching Contribution” (QMAC) means any Employer matching contributions that are made pursuant to Sections 12.1(a)(2) (if elected in the Adoption Agreement), 12.5 and 12.7 or pursuant to any other Plan provision which provides for such contributions.

1.70 “Qualified Nonelective Contribution” (QNEC) means the Employer’s contributions to the Plan that are made pursuant to Sections 12.1(a)(4), 12.5 and 12.7 or pursuant to any other Plan provision which provides for such contributions.

1.71 “Regulation” means the Income Tax Regulations as promulgated by the Secretary of the Treasury or a delegate of the Secretary of the Treasury, and as amended from time to time.

1.72 “Retirement Date” means the date as of which a Participant retires for reasons other than Total and Permanent Disability, regardless of whether such retirement occurs on a Participant’s Normal Retirement Date, Early Retirement Date or Late Retirement Date (see Section 6.1).

1.73 “Roth Elective Deferrals” means a Participant’s Elective Deferrals that are includible in the Participant’s gross income at the time deferred and have been irrevocably designated as Roth Elective Deferrals at the time of the deferral. Roth Elective Deferrals shall be subject to the requirements of Sections 12.2(d) and 12.2(e) and shall, except as otherwise provided herein, be required to satisfy the nondiscrimination requirements of Regulation §1.401(k)-1(b), the provisions of which are incorporated herein by reference. A Participant’s Roth Elective Deferrals will be maintained in a separate account containing only the Participant’s Roth Elective Deferrals and gains and losses attributable to those Roth Elective Deferrals. In addition, the Administrator shall, to the extent necessary for proper reporting, separately account for any “in-Plan Roth rollover contributions” (as defined in Section 12.11) that are transferred to a Participant’s Roth Elective Deferral Account. The portion of a Participant’s Account attributable to “in-Plan Roth rollover contributions” is not subject to the distribution restrictions of Section 12.2(e).

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Defined Contribution Volume Submitter Plan

1.74 “Salary Deferral Agreement” means an agreement between a Participant and the Employer, whereby the Participant elects to reduce Compensation by a specific dollar amount or percentage and the Employer agrees to contribute such amount into the 401(k) Plan. A Salary Deferral Agreement may require that an election be stated in specific percentage increments (not greater than one percent (1%) increments) or in specific dollar amount increments (not greater than dollar increments that could exceed one percent (1%) of Compensation).

A Salary Deferral Agreement may not be effective prior to the later of: (a) the date the Employee becomes a Participant; (b) the date the Participant agrees (including by automatic consent) to the Salary Deferral Agreement; or (c) the date the 401(k) plan is adopted by the Employer or applicable Participating Employer. A Salary Deferral Agreement is valid even though it is executed by an Employee before he or she actually becomes a Participant, so long as the Salary Deferral Agreement is not effective before the date the Employee becomes a Participant. A Salary Deferral Agreement may only apply to Compensation that becomes currently available to the Employee after the effective date of the Salary Deferral Agreement.

A Salary Deferral Agreement (or other written procedures) must designate a uniform period during which an Employee may change or terminate his or her deferral election under the Salary Deferral Agreement. A Participant’s right to change or terminate a Salary Deferral Agreement may not be available on a less frequent basis than once per Plan Year.

1.75 “Self-Employed Individual” means an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established, and, also, an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year. A Self-Employed Individual shall be treated as an Employee.

1.76 “Short Plan Year” means, if specified in the Adoption Agreement or as the result of an amendment, a Plan Year of less than a twelve (12) month period. If there is a Short Plan Year, the following rules shall apply in the administration of this Plan. In determining whether an Employee has completed a Year of Service (or Period of Service if the elapsed time method is used) for benefit accrual purposes in the Short Plan Year, the number of the Hours of Service (or months of service if the elapsed time method is used) required shall be proportionately reduced based on the number of days (or months) in the Short Plan Year. The determination of whether an Employee has completed a Year of Service (or Period of Service) for vesting and eligibility purposes shall be made in accordance with Department of Labor Regulation §2530.203-2(c). In addition, if this Plan is integrated with Social Security, then the integration level shall be proportionately reduced based on the number of months in the Short Plan Year.

1.77 “Spouse” means a spouse as determined under federal tax law. In addition, with respect to benefits or rights not mandated by law (e.g., Section 6.2(e)(1) with respect to death benefits in excess of the Pre-Retirement Survivor Annuity), Spouse also includes a spouse as elected in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections). The Employer may also elect, in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), to require that a Participant be married for at least one (1) year before the Participant is treated as married (and having a Spouse) for all purposes of the Plan other than for purposes of determining eligible hardship distribution expenses.

1.78 “Taxable Wage Base” means, with respect to any Plan Year, the contribution and benefit base under Section 230 of the Social Security Act at the beginning of such Plan Year.

1.79 “Terminated Participant” means a person who has been a Participant, but whose employment has been terminated with the Employer (including an Affiliated Employer) or applicable Participating Employer, other than by death, Total and Permanent Disability or retirement.

1.80 “Top-Heavy Plan” means a plan described in Section 9.2(a).

1.81 “Top-Heavy Plan Year” means a Plan Year during which the Plan is a Top-Heavy Plan.

1.82 “Top-Paid Group” shall be determined pursuant to Code §414(q) and the Regulations thereunder and generally means the top twenty percent (20%) of Employees who performed services for the Employer during the applicable year, ranked according to the amount of 415 Compensation received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees shall be treated as Employees if required pursuant to Code §414(n) or (o). Employees who are nonresident aliens who received no earned income (within the meaning of Code §911(d)(2)) from the Employer constituting United States source income within the meaning of Code §861(a)(3) shall not be treated as Employees. Furthermore, for the purpose of determining the number of Employees in any year, the following additional Employees may also be excluded, however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top-Paid Group:

(a) Employees with less than six (6) months of service;

(b) Employees who normally work less than 17 1/2 hours per week;

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Defined Contribution Volume Submitter Plan

(c) Employees who normally work less than six (6) months during a year; and

(d) Employees who have not yet attained age twenty-one (21).

In addition, if ninety percent (90%) or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top-Paid Group.

The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which the Code §414(q) definition is applicable. Furthermore, in applying such exclusions, the Employer may substitute any lesser service, hours or age.

1.83 “Total and Permanent Disability” means, unless otherwise specified in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The disability of a Participant shall be determined by a licensed physician. However, if the condition constitutes total disability under the federal Social Security Acts, the Administrator may rely upon such determination that the Participant is Totally and Permanently Disabled for the purposes of this Plan. The determination shall be applied uniformly to all Participants.

1.84 “Trustee” means any person or entity that is named in the Adoption Agreement or has otherwise agreed to serve as Trustee, or any successors thereto. In addition, unless the context means, or the Plan provides, otherwise, the term “Trustee” shall mean the Insurer if the Plan is fully insured.

If the sponsor of this prototype or volume submitter practitioner is a bank, savings and loan, trust company, credit union or similar institution, a person or entity other than such sponsor or practitioner (or its affiliates or subsidiaries) may not serve as Trustee without the consent of such sponsor or practitioner.

1.85 “Trust Fund” means, if the Plan is funded with a trust, the assets of the Plan and Trust as the same shall exist from time to time.

1.86 “Valuation Date” means the date or dates specified in the Adoption Agreement. Regardless of any election to the contrary, for purposes of the determination and allocation of earnings and losses, the Valuation Date shall include the Anniversary Date and may include any other date or dates deemed necessary or appropriate by the Administrator for the valuation of Participants’ Accounts during the Plan Year, which may include any day that the Trustee (or Insurer), any transfer agent appointed by the Trustee (or Insurer) or the Employer, or any stock exchange used by such agent, are open for business.

1.87 “Vested” means the nonforfeitable portion of any Account maintained on behalf of a Participant.

1.88 “Year of Service” means the computation period of twelve (12) consecutive months, herein set forth, and during which an Employee has completed at least 1,000 Hours of Service (unless a lower number of Hours of Service is specified in the Adoption Agreement).

For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service (employment commencement date). Unless otherwise elected in the Service Crediting Method Section of the Adoption Agreement, the succeeding computation periods shall begin on the anniversary of the Employee’s employment commencement date. However, unless otherwise elected in the Adoption Agreement, if one (1) Year of Service or less is required as a condition of eligibility, then the computation period after the initial computation period shall shift to the current Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, and subsequent computation periods shall be the Plan Year. If there is a shift to the Plan Year, an Employee who is credited with the number of Hours of Service to be credited with a Year of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee’s initial eligibility computation period will be credited with two (2) Years of Service for purposes of eligibility to participate.

If two (2) Years of Service are required as a condition of eligibility, a Participant will only have completed two (2) Years of Service for eligibility purposes upon completing two (2) consecutive Years of Service without an intervening 1-Year Break in Service (referred to as the two (2) 1-Year Breaks in Service rule).

For vesting purposes, and all other purposes not specifically addressed in this Section, the computation period shall be the period elected in the Service Crediting Method Section of the Adoption Agreement. If no election is made in the Service Crediting Method Section of the Adoption Agreement, then the computation period shall be the Plan Year.

In determining Years of Service for purposes of vesting under the Plan, Years of Service will be excluded as elected in the Adoption Agreement and as specified in Section 3.5.

Years of Service and 1-Year Breaks in Service for eligibility purposes will be measured on the same eligibility computation period. Years of Service and 1-Year Breaks in Service for vesting purposes will be measured on the same vesting computation period.

© 2014 SunGard Business Systems LLC or its suppliers

Defined Contribution Volume Submitter Plan

Years of Service with any Affiliated Employer shall be recognized. Furthermore, Years of Service with any predecessor employer that maintained this Plan shall be recognized. Years of Service with any other employer shall be recognized as elected in the Adoption Agreement. However, for a standardized Adoption Agreement, the recognition of service with any other employer (1) is limited to the period which does not exceed 5 years immediately preceding the year in which an amendment crediting such service becomes effective, (2) must be credited to all Employees on a reasonably uniform basis, and (3) must otherwise comply with Regulation §1.401(a)(4)-5(a)(3).

In the event the method of crediting service is amended from the elapsed time method to the Hour of Service method, an Employee will receive credit for Years of Service equal to:

(a) The number of Years of Service equal to the number of 1-year Periods of Service credited to the Employee as of the date of the amendment; and

(b) In the computation period which includes the date of the amendment, a number of Hours of Service (using the Hours of Service equivalency method, if any, elected in the Adoption Agreement) to any fractional part of a year credited to the Employee under this Section as of the date of the amendment.

ARTICLE II

ADMINISTRATION

2.1	POWERS AND RESPONSIBILITIES OF THE EMPLOYER

(a) Appointment of Trustee (or Insurer) and Administrator. In addition to the general powers and responsibilities otherwise provided for in this Plan, the Employer shall be empowered to appoint and remove one or more Trustees (or Insurers) and Administrators from time to time as it deems necessary for the proper administration of the Plan to ensure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act. The Employer may appoint counsel, specialists, advisers, agents (including any nonfiduciary agent) and other persons as the Employer deems necessary or desirable in connection with the exercise of its fiduciary duties under this Plan. The Employer may compensate such agents or advisers from the assets of the Plan as fiduciary expenses (but not including any business (settlor) expenses of the Employer), to the extent not paid by the Employer.

(b) Funding policy and method. The Employer shall establish a “funding policy and method,” i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. If the Trustee (or Insurer) has discretionary authority, the Employer or its delegate shall communicate such needs and goals to the Trustee (or Insurer), who shall coordinate such Plan needs with its investment policy. The communication of such a “funding policy and method” shall not, however, constitute a directive to the Trustee (or Insurer) as to the investment of the Trust Funds. Such “funding policy and method” shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

(c) Appointment of Investment Manager. The Employer may appoint, at its option, one or more Investment Managers, investment advisers, or other agents to provide investment direction to the Trustee (or Insurer) with respect to any or all of the Plan assets. Such appointment shall be given by the Employer in writing in a form acceptable to the Trustee (or Insurer) and shall specifically identify the Plan assets with respect to which the Investment Manager or other agent shall have the authority to direct the investment.

(d) Review of fiduciary performance. The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

2.2	DESIGNATION OF ADMINISTRATIVE AUTHORITY

The Employer may appoint one or more Administrators. If the Employer does not appoint an Administrator, the Employer will be the Administrator. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering a written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified. Upon the resignation or removal of an Administrator, the Employer may designate in writing a successor to this position.

2.3	ALLOCATION AND DELEGATION OF RESPONSIBILITIES

If more than one person is appointed as Administrator, then the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. If no such delegation is made by the Employer, then the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee (or Insurer) in writing of such action and specify the responsibilities of each Administrator. The Trustee (or Insurer) thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee (or Insurer) a written revocation of such designation.

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Defined Contribution Volume Submitter Plan

2.4	POWERS AND DUTIES OF THE ADMINISTRATOR

The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and determine all questions arising in connection with the administration, interpretation, and application of the Plan. Benefits under this Plan will be paid only if the Administrator decides in its discretion that the applicant is entitled to them. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan continue to be deemed a qualified plan under the terms of Code §401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish its duties under this Plan.

The Administrator shall be charged with the duties of the general administration of the Plan and the powers necessary to carry out such duties as set forth under the terms of the Plan, including, but not limited to, the following:

(a) the discretion to determine all questions relating to the eligibility of an Employee to participate or remain a Participant hereunder and to receive benefits under the Plan;

(b) the authority to review and settle all claims against the Plan, including claims where the settlement amount cannot be calculated or is not calculated in accordance with the Plan’s benefit formula. This authority specifically permits the Administrator to settle disputed claims for benefits and any other disputed claims made against the Plan;

(c) to compute, certify, and direct the Trustee (or Insurer) with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

(d) to authorize and direct the Trustee (or Insurer) with respect to all discretionary or otherwise directed disbursements from the Trust Fund;

(e) to maintain all necessary records for the administration of the Plan;

(f) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan that are consistent with the terms hereof;

(g) to determine the size and type of any Contract to be purchased from any Insurer, and to designate the Insurer from which such Contract shall be purchased;

(h) to compute and certify to the Employer and to the Trustee (or Insurer) from time to time the sums of money necessary or desirable to be contributed to the Plan;

(i) to consult with the Employer and the Trustee (or Insurer) regarding the short and long-term liquidity needs of the Plan in order that the Trustee (or Insurer) can exercise any investment discretion (if the Trustee (or Insurer) has such discretion), in a manner designed to accomplish specific objectives;

(j) to prepare and implement a procedure for notifying Participants and Beneficiaries of their rights to elect Joint and Survivor Annuities and Pre-Retirement Survivor Annuities if required by the Plan, Code and Regulations thereunder;

(k) to assist Participants regarding their rights, benefits, or elections available under the Plan;

(l) to act as the named Fiduciary responsible for communicating with Participants as needed to maintain Plan compliance with Act §404(c) (if the Employer intends to comply with Act §404(c)) including, but not limited to, the receipt and transmission of Participants’ directions as to the investment of their Accounts under the Plan and the formation of policies, rules, and procedures pursuant to which Participants may give investment instructions with respect to the investment of their Accounts; and

(m) to determine the validity of, and take appropriate action with respect to, any “qualified domestic relations order” received by it.

2.5	RECORDS AND REPORTS

The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

© 2014 SunGard Business Systems LLC or its suppliers

Defined Contribution Volume Submitter Plan

2.6	APPOINTMENT OF ADVISERS

The Administrator may appoint counsel, specialists, advisers, agents (including nonfiduciary agents) and other persons as the Administrator deems necessary or desirable in connection with the administration of this Plan, including but not limited to agents and advisers to assist with the administration and management of the Plan, and thereby to provide, among such other duties as the Administrator may appoint, assistance with maintaining Plan records and the providing of investment information to the Plan’s investment fiduciaries and, if applicable, to Plan Participants.

2.7	INFORMATION FROM EMPLOYER

The Employer shall supply full and timely information to the Administrator on all pertinent facts as the Administrator may require in order to perform its functions hereunder and the Administrator shall advise the Trustee (or Insurer) of such of the foregoing facts as may be pertinent to the Trustee’s (or Insurer’s) duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.8	PAYMENT OF EXPENSES

All reasonable expenses of administration may be paid out of the Plan assets unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, or any person or persons retained or appointed by any named Fiduciary incident to the exercise of their duties under the Plan, including, but not limited to, fees of accountants, counsel, Investment Managers, agents (including nonfiduciary agents) appointed for the purpose of assisting the Administrator or Trustee (or Insurer) in carrying out the instructions of Participants as to the directed investment of their Accounts (if permitted) and other specialists and their agents, the costs of any bonds required pursuant to Act §412, and other costs of administering the Plan. In addition, unless specifically prohibited under statute, regulation or other guidance of general applicability, the Administrator may charge to the Account of an individual Participant a reasonable charge to offset the cost of making a distribution to the Participant, Beneficiary, or Alternate Payee. If liquid assets of the Plan are insufficient to cover the fees of the Trustee (or Insurer) or the Administrator, then Plan assets shall be liquidated to the extent necessary for such fees. In the event any part of the Plan assets becomes subject to tax, all taxes incurred will be paid from the Plan assets. Until paid, the expenses shall constitute a liability of the Trust Fund.

2.9	MAJORITY ACTIONS

Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.3, if there is more than one Administrator, then they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.10	CLAIMS PROCEDURES

(a) Initial Claim. Claims for benefits under the Plan may be filed in writing with the Administrator. Written or electronic notice of the disposition of a claim shall be furnished to the claimant within ninety (90) days (45 days if the claim involves disability benefits and disability is not based on the Social Security Acts) after the application is filed, or such period as is required by applicable law or Department of Labor regulation. Any electronic notification shall comply with the standards imposed by Department of Labor Regulation §2520.104b-1(c)(1)(i), (iii) and (iv) or any subsequent guidance. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan’s claims review procedure.

(b) Claims review. Any Employee, Former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section 2.10 shall be entitled to request the Administrator to give further consideration to the claim by filing with the Administrator a written request. Such request, together with a written statement of the reasons why the claimant believes such claim should be allowed, shall be filed with the Administrator no later than sixty (60) days after receipt of the written notification provided for in Section 2.10. A final decision as to the allowance of the claim shall be made by the Administrator within sixty (60) days (45 days if the claim involves disability benefits and disability is not based on the Social Security Acts) of receipt of the appeal (unless there has been an extension of sixty (60) days (45 days if the claim involves disability benefits and disability is not based on the Social Security Acts) due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the sixty (60) day period (45 days if the claim involves disability benefits and disability is not based on the Social Security Acts)). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. The communication may be written or electronic (provided the electronic communication complies with the standards imposed by Department of Labor Regulation §2520.104b-1(c)(1)(i), (iii) and (iv) or any subsequent guidance). Notwithstanding the preceding, to the extent any of the time periods specified in this Section are amended by law or Department of Labor regulation, then the time frames specified herein shall automatically be changed in accordance with such law or regulation.

(c) Civil action. If the Administrator, pursuant to the claims review procedure, makes a final written determination denying a Participant’s or Beneficiary’s benefit claim, then in order to preserve the claim, the Participant or Beneficiary must file a civil action under Act Section 502(a) with respect to the denied claim not later than one hundred eighty (180) days following the date of the Administrator’s final determination.

© 2014 SunGard Business Systems LLC or its suppliers

Defined Contribution Volume Submitter Plan

(d) Deadline to file claim. To be considered timely under the Plan’s claims procedures, a claim must be filed under Sections 2.10(a) or (b) above within one year after the claimant knew or reasonably should have known of the principal facts upon which the claim is based. Knowledge of all facts that the Participant knew or reasonably should have known shall be imputed to the claimant for the purpose of applying this deadline.

(e) Exhaustion of administrative remedies. The exhaustion of the claims procedures is mandatory for resolving every claim and dispute arising under this Plan. As to such claims and disputes: (1) no claimant shall be permitted to commence any legal action to recover Plan benefits or to enforce or clarify rights under the Plan under Act §502 or §510 or under any other provision of law, whether or not statutory, until the claims procedures set forth in Subsections (a) and (b) above have been exhausted in their entirety; and (2) in any such legal action all explicit and all implicit determinations by the Administrator (including, but not limited to, determinations as to whether the claim, or a request for a review of a denied claim, was timely filed) shall be afforded the maximum deference permitted by law.

(f) Deadline to file action. No legal action to recover Plan benefits or to enforce or clarify rights under the Plan under Act §502 or §510 or under any other provision of law, whether or not statutory, may be brought by any claimant on any matter pertaining to this Plan unless the legal action is commenced in the proper forum before the earlier of: (1) 30 months after the claimant knew or reasonably should have known of the principal facts on which the claim is based, or (2) six months after the claimant has exhausted the claims procedure under this Plan. Knowledge of all facts that the Participant knew or reasonably should have known shall be imputed to every claimant who is or claims to be a Beneficiary of the Participant or otherwise claims to derive an entitlement by reference to the Participant for the purpose of applying the previously specified periods.

(g) Plan Administrator discretion; court review. The Administrator and all persons determining or reviewing claims have full discretion to determine benefit claims under the Plan. Any interpretation, determination or other action of such persons shall be subject to review only if it is arbitrary or capricious or otherwise an abuse of discretion. Any review of a final decision or action of the persons reviewing a claim shall be based only on such evidence presented to or considered by such persons at the time they made the decision that is the subject of review.

ARTICLE III

ELIGIBILITY

3.1	CONDITIONS OF ELIGIBILITY

An Eligible Employee shall be eligible to participate hereunder on the date such Employee has satisfied the conditions of eligibility, if any, elected in the Adoption Agreement.

3.2	EFFECTIVE DATE OF PARTICIPATION

(a) General rule. An Eligible Employee who has satisfied the conditions of eligibility pursuant to Section 3.1 shall become a Participant effective as of the date elected in the Adoption Agreement. Regardless of any election in the Adoption Agreement to the contrary, an Eligible Employee who has satisfied the maximum age (21) and service requirements (one (1) Year (or Period) of Service (or, with respect to contributions other than Elective Deferrals, more than one (1) year if full and immediate vesting)) and who is otherwise entitled to participate, will become a Participant no later than the earlier of (1) six (6) months after such requirements are satisfied, or (2) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

(b) Rehired Employee. If an Eligible Employee is not employed on the date determined pursuant to (a) above, but is reemployed before a 1-Year Break in Service has occurred, then such Eligible Employee shall become a Participant on the date of reemployment or, if later, the date that the Employee would have otherwise entered the Plan had the Employee not terminated employment. If such Employee incurs a 1-Year Break in Service, then eligibility will be determined under the 1-Year Break in Service rules set forth in Section 3.5.

(c) Recognition of predecessor service. Unless specifically provided otherwise in the Adoption Agreement, an Eligible Employee who satisfies the Plan’s eligibility requirement conditions by reason of recognition of service with a predecessor employer will become a Participant as of the day the Plan credits service with a predecessor employer or, if later, the date the Employee would have otherwise entered the Plan had the service with the predecessor employer been service with the Employer.

(d) Noneligible to eligible class. If an Employee, who has satisfied the Plan’s eligibility requirements and would otherwise have become a Participant, shall go from a classification of a noneligible Employee to an Eligible Employee, such Employee shall become a Participant on the date such Employee becomes an Eligible Employee or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee.

(e) Eligible to noneligible class. If an Employee, who has satisfied the Plan’s eligibility requirements and would otherwise become a Participant, shall go from a classification of an Eligible Employee to a noneligible class of Employees, such Employee shall become a Participant in the Plan on the date such Employee again becomes an Eligible Employee, or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee. However, if such Employee incurs a 1-Year Break in Service, eligibility will be determined under the 1-Year Break in Service rules set forth in Section 3.5.

(f) Matching contributions. With respect to the determination of any matching contributions, the Plan will disregard Elective Deferrals made while a Participant is not eligible for the matching contribution component of the Plan unless otherwise elected in the Adoption Agreement.

© 2014 SunGard Business Systems LLC or its suppliers

Defined Contribution Volume Submitter Plan

3.3	DETERMINATION OF ELIGIBILITY

The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review pursuant to Section 2.10(b).

3.4	TERMINATION OF ELIGIBILITY

In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Participant shall continue to vest in the Plan for each Year of Service (or Period of Service, if the elapsed time method is used) completed while an ineligible Employee, until such time as the Participant’s Account is forfeited or distributed pursuant to the terms of the Plan. Additionally, the Participant’s interest in the Plan shall continue to share in the earnings of the Trust Fund in the same manner as Participants.

3.5	REHIRED EMPLOYEES AND 1-YEAR BREAKS IN SERVICE

(a) Rehired Participant/immediate re-entry. If any Former Employee who had been a Participant is reemployed by the Employer, then the Employee shall become a Participant as of the reemployment date, unless the Employee is not an Eligible Employee, the Employee does not satisfy the eligibility conditions taking into account prior service to the extent such prior service is not disregarded pursuant to Section 3.5(d) or (e) below. If such prior service is disregarded, then the rehired Eligible Employee shall be treated as a new hire.

(b) Rehired Eligible Employee who satisfied eligibility. If any Eligible Employee had satisfied the Plan’s eligibility requirements but, due to a severance of employment, did not become a Participant, then such Eligible Employee shall become a Participant as of the later of (1) the entry date on which he or she would have entered the Plan had there been no severance of employment, or (2) the date of his or her re-employment. Notwithstanding the preceding, if the rehired Eligible Employee’s prior service is disregarded pursuant to Section 3.5(d) or (e) below, then the rehired Eligible Employee shall be treated as a new hire.

(c) Rehired Eligible Employee who had not satisfied eligibility. If any Eligible Employee who had not satisfied the Plan’s eligibility requirements is rehired after severance from employment, then such Eligible Employee shall become a Participant in the Plan in accordance with the eligibility requirements set forth in the Adoption Agreement and the Plan. However, in applying any shift in an eligibility computation period, the Eligible Employee is not treated as a new hire unless prior service is disregarded in accordance with Section 3.5(d) or (e) below.

(d) Reemployed after five (5) 1-Year Breaks in Service (“rule of parity” provisions). If any Employee is reemployed after five (5) 1-Year Breaks in Service has occurred, Years of Service (or Periods of Service if the elapsed time method is being used) shall include Years of Service (or Periods of Service if the elapsed time method is being used) prior to the five (5) 1-Year Breaks in Service subject to the rules set forth below. The Employer may elect in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections) to make the provisions of this paragraph inapplicable for purposes of eligibility and/or vesting.

(1) In the case of a Former Employee who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions, Years of Service (or Periods of Service) before a period of 1-Year Breaks in Service will not be taken into account if the number of consecutive 1-Year Breaks in Service equals or exceeds the greater of (i) five (5) or (ii) the aggregate number of pre-break Years of Service (or Periods of Service). Such aggregate number of Years of Service (or Periods of Service) will not include any Years of Service (or Periods of Service) disregarded under the preceding sentence by reason of prior 1-Year Breaks in Service;

(2) A Former Employee who has not had Years of Service (or Periods of Service) before a 1-Year Break in Service disregarded pursuant to (1) above, shall participate in the Plan as of the date of reemployment, or if later, as of the date the Former Employee would otherwise enter the Plan pursuant to Sections 3.1 and 3.2 taking into account all service not disregarded.

(e) One-Year Hold-Out Rule. If elected in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), the “one-year hold-out” rule under Code §410(a)(5)(C) applies. Under this rule, a Participant who has severed employment will incur a suspension of participation in the Plan after incurring a 1-Year Break in Service and the Plan disregards a Participant’s service completed prior to a 1-Year Break in Service until the Participant completes one Year of Service following the 1-Year Break in Service. The Plan suspends the Participant’s participation in the Plan as of the first day of the eligibility computation period following the eligibility computation period in which the Participant incurs the 1-Year Break in Service.

© 2014 SunGard Business Systems LLC or its suppliers

Defined Contribution Volume Submitter Plan

(1) Completion of one Year of Service. If a Participant completes one Year of Service following a 1-Year Break in Service, the Plan restores the Participant’s pre-break service retroactively to the first day of the eligibility computation period in which the Participant first completes one Year of Service following the 1-Year Break in Service.

(2) Eligibility computation period. The Administrator measures the initial eligibility computation period under this Subsection from the date the Participant first receives credit for an Hour of Service following the 1-Year Break in Service. The Administrator measures any subsequent eligibility computation periods, if necessary, in a manner consistent with the eligibility computation periods, using the re-employment commencement date in determining the anniversary of the date of hire, if applicable.

(3) Application to Employee who did not enter. The Administrator also will apply the one-year hold-out rule, if applicable, to an Employee who satisfies the Plan’s eligibility conditions, but who incurs a separation from service and a 1-Year Break in Service prior to becoming a Participant.

(4) No restoration under two (2) 1-Year Breaks in Service rule. The Administrator in applying this Subsection does not restore any service disregarded under the two (2) 1-Year Breaks in Service rule in Section 1.88.

(5) No application to Elective Deferrals. The Administrator will not apply the provisions of this Subsection with respect to eligibility to make Elective Deferrals under the Plan.

(6) USERRA. An Employee who has completed qualified military service and who the Employer has rehired under the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended (USERRA), does not incur a 1-Year Break in Service under the Plan by reason of the period of such qualified military service.

(f) Vesting after five (5) 1-Year Breaks in Service. If a Participant incurs five (5) consecutive 1-Year Breaks in Service, the Vested portion of such Participant’s Account attributable to pre-break service shall not be increased as a result of post-break service. In such case, separate accounts will be maintained as follows:

(1) one account for nonforfeitable benefits attributable to pre-break service; and

(2) one account representing the Participant’s Employer-derived Account balance in the Plan attributable to post-break service.

(g) Buyback provisions. If any Former Employee who had been a Participant is reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, and such Participant had received a distribution of the entire Vested interest prior to reemployment, then the forfeited account shall be reinstated only if the Participant repays the full amount which had been distributed (including amounts from Accounts that were fully Vested such as the Elective Deferral Account). The Employer, may, however, on a uniform and nondiscriminatory basis, only require the Participant to repay amounts that relate to the Account that was not fully Vested. Such repayment must be made before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive 1-Year Breaks in Service commencing after the distribution. If a distribution occurs for any reason other than a severance of employment, the time for repayment may not end earlier than five (5) years after the date of distribution. If the Participant repays the distribution with after-tax amounts, such amounts are not after-tax voluntary Employee contributions subject to the ACP Test set forth in Section 12.6.

In the event the Participant repays the full amount distributed, the undistributed forfeited portion of the Participant’s Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Valuation Date preceding the distribution. The source for such reinstatement may be Forfeitures occurring during the Plan Year. If such source is insufficient, then the Employer will contribute an amount which is sufficient to restore the Participant’s Account, provided, however, that if a discretionary contribution is made for such year, such contribution will first be applied to restore any such accounts and the remainder shall be allocated in accordance with the terms of the Plan. If a non-Vested Participant was deemed to have received a distribution and such Participant is reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, then such Participant will be deemed to have repaid the deemed distribution as of the date of reemployment.

(h) Waiver of allocation or contribution conditions. If the Employer elects in the Adoption Agreement to waive allocations or contributions due to retirement (early or normal retirement), then a Participant shall only be entitled to one such waiver. Accordingly, if a Participant retires and allocation or contribution conditions are waived, then the Plan will not waive the allocation or contribution conditions if the Participant is rehired and then retires again.

3.6	ELECTION NOT TO PARTICIPATE

(a) Prototype plans. If this is a prototype plan, then an Employee is not permitted to elect not to participate in the Plan. Notwithstanding the preceding, in case of a non-standardized Adoption Agreement, any irrevocable elections not to participate in any component of this Plan shall remain in effect provided such elections were made prior to the date of the adoption of this restatement.

(b) Volume submitter plan. If this is a volume submitter plan, then an Employee may, subject to the approval of the Employer, elect voluntarily not to participate in any component of the Plan before the Employee first becomes eligible to participate in any

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qualified plan (subject to Code §401(a)) maintained by the Employer. Such election must be made upon inception of the Plan or at any time prior to the time the Employee first becomes eligible to participate under any such plan maintained by the Employer. The election not to participate must be irrevocable and communicated to the Employer, in writing, within a reasonable period of time before the date the Employee would have otherwise entered the Plan. Notwithstanding anything in this Section to the contrary, if any prior Plan document of this Plan contained a provision permitting an Employee to make a revocable election not to participate and an Employee made such revocable election not to participate while that prior Plan document was in effect, then such Employee’s waiver shall continue to be in effect.

(c) Effect of election. An Employee who elects, or had previously elected, not to participate under the Plan is treated as a nonbenefiting Employee for purposes of the minimum coverage requirements under Code §410(b) and, if such election applies to Elective Deferrals, the Employee is not an eligible Participant for purposes of the ADP test set forth in Section 12.4 or the ACP test set forth in Section 12.6.

3.7	OMISSION OF ELIGIBLE EMPLOYEE; INCLUSION OF INELIGIBLE EMPLOYEE

If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made and allocated, or any person who should not have been included as a Participant in the Plan is erroneously included, then the Employer may take corrective actions consistent with, the IRS Employee Plans Compliance Resolution System (i.e., Rev. Proc. 2013-12 or any subsequent guidance).

ARTICLE IV

CONTRIBUTION AND ALLOCATION

4.1	FORMULA FOR DETERMINING EMPLOYER’S CONTRIBUTION

(a) For a Money Purchase Plan:

(1) The Employer will make contributions on the following basis. On behalf of each Participant eligible to share in allocations, for each year of such Participant’s participation in this Plan, the Employer will contribute the amount elected in the Adoption Agreement. All contributions by the Employer will be made in cash. In the event a funding waiver is obtained, this Plan shall be deemed to be an individually designed plan.

(2) Notwithstanding the foregoing, with respect to an Employer which is not a tax-exempt entity, the Employer’s contribution for any Fiscal Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code §404. However, to the extent necessary to provide the top-heavy minimum allocations, the Employer shall make a contribution even if it exceeds the amount that is deductible under Code §404.

(b) For a Profit Sharing Plan:

(1) For each Plan Year, the Employer may (or will in the case of a “prevailing wage contribution” as set forth in the Profit Sharing Formula Section of the Adoption Agreement) contribute to the Plan such amount as elected by the Employer in the Adoption Agreement. In addition, the Employer may make a discretionary “gateway contribution” pursuant to Section 4.3(b)(4).

(2) Additionally, the Employer will contribute to the Plan the amount necessary, if any, to provide the top-heavy minimum allocations even if it exceeds current or accumulated net profit or the amount that is deductible under Code §404.

(3) Subject to the consent of the Trustee (or Insurer), the Employer may make its contribution to the Plan in the form of unencumbered property instead of cash, provided the contribution of property is not a prohibited transaction. The decision to make a contribution of property is subject to the general fiduciary rules under the Act.

(c) Frozen Plans. The Employer may designate that the Plan is a frozen Plan at the Contribution Types Section of the Adoption Agreement. As a frozen Plan, the Employer will not make any Employer contributions with respect to Compensation earned after the date the Plan is frozen, and if the Plan is a 401(k) Plan, no Participant will be permitted to make Elective Deferrals to the Plan for any period following such date. In addition, once a Plan is frozen, no additional Employees shall become Participants.

(d) Union Employees. Regardless of any provision in this Plan to the contrary, Employees whose employment is governed by a collective bargaining agreement between the Employer and “employee representatives” under which retirement benefits were the subject of good faith bargaining shall be eligible to participate in this Plan to the extent of employment covered by such agreement provided the agreement provides for coverage in the Plan. The benefits, including but not limited to, contributions, allocations and vesting, under this Plan shall be those set forth in the collective bargaining agreement, which is hereby incorporated by reference and attached as an addendum to the Adoption Agreement. For this purpose, the term “employee representatives” does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer. The provisions of this Subsection only apply if no more than two percent (2%) of the Employees covered pursuant to the agreement are professionals as defined in Regulation §1.410(b)-9. If a Participant performs services both as a collectively bargained Employee and as a non-collectively bargained Employee, then the Participant’s Hours of Service and Compensation in each respective category are treated separately for purposes of the Plan.

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4.2	TIME OF PAYMENT OF EMPLOYER’S CONTRIBUTION

Unless otherwise provided by contract or law, the Employer may make its contribution to the Plan for a particular Plan Year at such time as the Employer, in its sole discretion, determines. However, if pursuant to Section 12.8, the “ADP test safe harbor contribution” being made to the Plan (including a contribution being made pursuant to a QACA as described in Section 12.9) is a matching contribution that is made on a basis other than the Plan Year, then the matching contributions must be contributed to the Plan by the last day of the Plan Year quarter immediately following the Plan Year quarter to which the contributions relate. If the Employer makes a contribution for a particular Plan Year after the close of that Plan Year, the Employer will designate to the Administrator the Plan Year for which the Employer is making its contribution.

4.3	ALLOCATION OF CONTRIBUTIONS, FORFEITURES AND EARNINGS

(a) Separate accounting. The Administrator shall establish and maintain an Account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date, or other Valuation Date, all amounts allocated to each such Participant as set forth herein.

(b) Allocation of contributions. The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer’s contribution, if any, for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate any contributions as follows:

(1) Money Purchase allocation. For a Money Purchase Plan (other than a Money Purchase Plan which is integrated by allocation):

(i) The Employer’s contribution shall be allocated to each Participant’s Account in the manner set forth in Section 4.1 herein and as specified in the Adoption Agreement.

(ii) Notwithstanding the preceding provisions, a Participant shall only be eligible to share in the allocations of the Employer’s contribution for the year if the Participant is an Eligible Employee at any time during the year and the conditions set forth in the Adoption Agreement and Section 3.5(h) are satisfied, unless a top-heavy contribution is required pursuant to Section 4.3(f). If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer’s contribution for the year if the Participant completes more than five hundred (500) Hours of Service (or three (3) consecutive calendar months if the elapsed time method is chosen in the Adoption Agreement) during the Plan Year or is employed on the last day of the Plan Year. Furthermore, with respect to a volume submitter or non-standardized Adoption Agreement, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer’s contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the elapsed time method is elected).

(2) Permitted disparity allocation. For an integrated Profit Sharing Plan or 401(k) Profit Sharing Plan allocation or a Money Purchase Plan which is integrated by allocation:

(i) Subject to the “overall permitted disparity limits,” the Employer’s contribution shall be allocated to each Participant’s Account in a dollar amount equal to 5.7% of the sum of each Participant’s Compensation plus Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that each such Participant’s Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus the total Excess Compensation of all Participants for that year. However, in the case of any Participant who has exceeded the “cumulative permitted disparity limit,” the allocation set forth in this paragraph shall be based on such Participant’s Compensation rather than Compensation plus Excess Compensation.

Regardless of the preceding, 4.3% shall be substituted for 5.7% above if Excess Compensation is based on more than 20% and less than or equal to 80% of the Taxable Wage Base. If Excess Compensation is based on less than 100% and more than 80% of the Taxable Wage Base, then 5.4% shall be substituted for 5.7% above.

(ii) The balance of the Employer’s contribution over the amount allocated above, if any, shall be allocated to each Participant’s Account in the same proportion that each such Participant’s Compensation for the Plan Year bears to the total Compensation of all Participants for such year.

(iii) Notwithstanding the preceding provisions, a Participant shall only be eligible to share in the allocations of the Employer’s contribution for the year if the Participant is an Eligible Employee at any time during the year and the conditions set forth in the Adoption Agreement and Section 3.5(h) are satisfied, unless a top-heavy contribution is required pursuant to Section 4.3(f). If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer’s contribution for the year if the Participant completes more than five hundred (500) Hours of Service (or three (3) consecutive calendar months if the elapsed time method is chosen in the Adoption Agreement) during the Plan Year or is employed on the last day of the Plan Year.

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Defined Contribution Volume Submitter Plan

(iv) The following “overall permitted disparity limits” (which consist of the “annual overall permitted disparity limit” and the “cumulative permitted disparity limit”) apply to the allocations set forth above.

(A) “Annual overall permitted disparity limit.” Notwithstanding the preceding paragraphs, if in any Plan Year this Plan “benefits” any Participant who “benefits” under another qualified plan or simplified employee pension, as defined in Code §408(k), maintained by the Employer that either provides for or imputes permitted disparity (integrates), then such plans will be considered to be one plan and will be considered to comply with the permitted disparity rules if the extent of the permitted disparity of all such plans does not exceed 100%. For purposes of the preceding sentence, the extent of the permitted disparity of a plan is the ratio, expressed as a percentage, which the actual benefits, benefit rate, offset rate, or employer contribution rate, whatever is applicable under the Plan, bears to the limitation under Code §401(l) applicable to such Plan.

(B) “Cumulative permitted disparity limit.” With respect to a Participant who “benefits” or “has benefited” under a defined benefit or target benefit plan of the Employer, the “cumulative permitted disparity limit” for the Participant is thirty-five (35) total cumulative permitted disparity years. Total cumulative permitted disparity years means the number of years credited to the Participant for allocation or accrual purposes under the Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer, while such plan either provides for or imputes permitted disparity. For purposes of determining the Participant’s “cumulative permitted disparity limit,” all years ending in the same calendar year are treated as the same year. If the Participant has not “benefited” under a defined benefit or target benefit plan which neither provides for nor imputes permitted disparity for any year beginning on or after January 1, 1994, then such Participant has no cumulative disparity limit.

For purposes of this Section, “benefiting” means benefiting under the Plan for any Plan Year during which a Participant received or is deemed to receive an allocation in accordance with Regulation §1.410(b)-3(a).

(3) Other profit sharing allocations. For a Profit Sharing Plan or 401(k) Profit Sharing Plan with a non-integrated allocation formula, a uniform points allocation formula, a “prevailing wage contribution” allocation formula, an “age-weighted method” allocation formula, or a “grouping method” allocation formula as elected in the Employer Profit Sharing Contribution Section of the Adoption Agreement:

(i) The Employer’s contribution shall be allocated to each Participant’s Account in accordance with the allocation method below that corresponds to the elections in the Adoption Agreement. The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer’s contribution for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the allocation shall be made in accordance with the provisions below. The “gateway contribution” for plans with a cross-tested allocation formula shall be made in accordance with the provisions of Subsection (4) below.

(ii) If the Employer’s contribution is fixed, the Employer shall allocate the contribution in a set percentage to each Participant. If the Employer elects to contribute a uniform dollar amount for each Participant, the pro rata allocation shall allocate that uniform dollar amount to each Participant.

(iii) If the Employer’s contribution is discretionary and non-integrated, the contribution shall be allocated either in the same ratio as each Participant’s Compensation bears to the total of such Compensation of all Participants, in the same dollar amount to all Participants (per capita), or in the same dollar amount per Hour of Service completed by each Participant.

(iv) If the Employer’s Contribution is allocated under a uniform points allocation formula, the allocation for each Participant shall be determined based on the Participant’s total points for the Plan Year, as determined under the Adoption Agreement. A Participant’s allocation of the Employer Contribution is determined by multiplying the Employer Contribution by a fraction, the numerator of which is the Participant’s total points for the Plan Year and the denominator of which is the sum of the points for all Participants for the Plan Year. A Participant shall receive points for each year(s) of age and/or each Year(s) of Service. In addition, a Participant also may receive points based on his or her Compensation.

(v) If the Employer’s contribution is a “prevailing wage contribution”, it shall be allocated to each Participant who performs services subject to the Service Contract Act, Davis-Bacon Act or similar federal, state, or municipal prevailing wage statutes. The “prevailing wage contribution” will be an amount equal to the balance of the prevailing wage defined bona fide fringe benefit amount based on the Participant’s employment classification as designated on the prevailing wage determination appropriate for that classification. Notwithstanding anything in the Plan to the contrary, the “prevailing wage contribution” shall be fully Vested. Furthermore, the “prevailing wage contribution” shall not be subject to any age, service or employment condition requirements set forth in the Adoption Agreement and the Employer shall make such contribution to the Plan as frequently as is required under applicable law.

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Defined Contribution Volume Submitter Plan

(vi) If the Employer’s contribution is allocated according to a “grouping method,” the Employer may contribute to the Plan on behalf of each of the classifications of Participants set forth in the Adoption Agreement such amount as shall be determined by the Employer. The Employer shall provide the Administrator, if other than the Employer, with written notification of the amount of the contribution to be allocated to each classification on or before the due date of the Employer’s tax return for the year of allocation, through written instructions from the Employer to the Administrator. The Employer may elect to specify any number of classifications and a classification may consist of any number of Participants.

(vii) If the Employer’s contribution is allocated according to an “age-weighting method,” the Employer’s contribution for the Plan Year shall be allocated to each Participant’s Account in the same proportion that each such Participant’s total points with respect to such year, bear to the total points awarded to all Participants with respect to such year. The conditional allocation provided for in the preceding sentence shall become the final allocation for the year only if it is not a Top-Heavy Plan Year; or if the minimum allocation required for Top-Heavy Plan Years is provided to all Employees eligible to receive such minimum allocation. If any such Employee does not receive the top-heavy minimum allocation, then in lieu of the conditional allocation, the Employer’s contribution shall instead be allocated first to the affected Employees in an amount equal to their conditional allocation plus any additional amount necessary to provide the top-heavy minimum allocation.

The remainder of the Employer’s contribution shall then be allocated as provided under the conditional allocation method, but for this purpose, those Employees who did not receive the top-heavy minimum allocation under the initial conditional allocation shall not be considered. If under the secondary allocation provided in the preceding sentence, an Employee who received a top-heavy minimum contribution under the conditional allocation no longer receives the same, then the steps outlined in the preceding paragraph and sentence shall be repeated until such time as all affected Employees have been allocated the top-heavy minimum contribution and the remaining contribution has been allocated, at which time, the allocations for the year shall be final.

A Participant’s points with respect to any Plan Year shall be computed as follows:

(A) Multiply the Participant’s Compensation for the Plan Year by 1%.

(B) Multiply the product for each Participant as determined in (a) above by the product of:

1. the factor in Table I in Exhibit A to the Adoption Agreement, such factor to be determined by reference to the Participant’s Normal Retirement Age, and

2. the factor in Table II of Exhibit A to the Adoption Agreement, such factor to be determined by reference to the number of years remaining from the Participant’s attained age as of the allocation date to his or her Normal Retirement Age.

The schedule of Age-Weighted Allocation Factors is set forth in Exhibit A to the Adoption Agreement, (which is hereby incorporated by reference and made a part of the Plan) and shall be based on the interest rate selected in the Adoption Agreement (if no selection is made, 8.5% interest shall be deemed to have been elected).

3. The resulting number shall be the number of points allocated to the Participant.

(viii) Notwithstanding the preceding provisions, a Participant shall only be eligible to share in the allocations of the Employer’s contribution for the year if the Participant is an Eligible Employee at any time during the year and the conditions set forth in the Adoption Agreement and Section 3.5(h) are satisfied, unless a top-heavy contribution is required pursuant to Section 4.3(f). If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer’s contribution for the year if the Participant completes more than five hundred (500) Hours of Service (or three (3) consecutive calendar months if the elapsed time method is chosen in the Adoption Agreement) during the Plan Year or is employed on the last day of the Plan Year.

(4) Gateway contribution. The Employer may make an additional discretionary Employer contribution (“gateway contribution”) as set forth below (i.e., the minimum allocation gateway requirement described in Regulation §1.401(a)(4)-8(b)(1)(vi)). In applying the provisions of this Subsection (4), the term “Employer contributions” shall also include any Forfeitures that are allocated to a Participant, other than Forfeitures that are subject to Code §401(m) because they are allocated as a matching contribution. Furthermore, in applying the provisions of this Subsection (4) to a 401(k) Profit Sharing Plan, the term “Employer contributions” means any Employer Nonelective Contributions, nonelective “ADP test safe harbor contributions,” and, except as otherwise provided in Subsections (4)(ii) and (iv) below, Qualified Nonelective Contributions, and such term excludes any matching contributions.

(i) Any “gateway contribution” made pursuant to this Subsection for a Plan Year will be allocated to each Nonhighly Compensated Participant who receives an allocation of other “Employer contributions,” for such Plan Year. The “gateway contribution” will be allocated without regard to any allocation conditions otherwise applicable to “Employer contributions” under the Plan. However, Participants who the Administrator disaggregates pursuant to Regulation §1.410(b)-7(c)(3) because they have not satisfied the greatest minimum age and service conditions permissible under Code §410(a) shall not be eligible to receive an allocation of any “gateway contribution” made pursuant to this Subsection unless such an allocation is necessary to satisfy Code §401(a)(4).

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Defined Contribution Volume Submitter Plan

(ii) The “gateway contribution” will be allocated pro rata on the basis of Compensation (as defined in (iii) or (iv) below, whichever is applicable) of each eligible Participant (as described in Subsection (i) above) but in no event will an allocation of the “gateway contribution” exceed the lesser of: (A) five percent (5%) of Compensation or (B) one-third (1/3) of the highest allocation rate for any Highly Compensated Participant for the Plan Year. Any allocation under the prior sentence will be reduced by the amount of any other “Employer contributions,” excluding any Qualified Nonelective Contributions that are used to satisfy the ADP test set forth in Section 12.4 or the ACP test set forth in Section 12.6, allocated for the same Plan Year to such Participant, provided that if an eligible Participant is receiving only a Qualified Nonelective Contribution and such contribution amount equals or exceeds the “gateway contribution,” then the contribution satisfies the “gateway contribution” requirement as to that Participant.

(iii) For allocation purposes under the 5% “gateway contribution” under (A) of Subsection (ii) above, Compensation means 415 Compensation except that it shall be determined for the Plan Year (rather than the Limitation Year) and shall exclude 415 Compensation paid while an Employee is not a Participant in the Plan.

(iv) For purposes of the 1/3 “gateway contribution” alternative under (B) of Subsection (ii) above, the Administrator will (A) determine the allocation rate, and (B) allocate the “gateway contribution,” using a Participant’s Compensation, provided the definition of Compensation satisfies Regulation §1.414(s). In addition, the allocation rate for any Participant is determined by dividing the total “Employer contribution” made on behalf of such Participant by the Participant’s Compensation (as defined in the preceding sentence). However, solely for purposes of determining the allocation rate of any Nonhighly Compensated Participant, Qualified Nonelective Contributions that are used to satisfy the ADP test set forth in Section 12.4 or the ACP test set forth in Section 12.6, shall not be taken into account.

(v) Notwithstanding the foregoing, the Employer may increase the “gateway contribution” to satisfy the provisions of Regulation §1.401(a)(4)-9(b)(2)(v)(D) if the plan (for nondiscrimination testing purposes) consists of one or more defined contribution plans and one or more defined benefit plans.

(c) Gains or losses. Except as otherwise elected in the Adoption Agreement or as provided in Section 4.10 with respect to Participant Directed Accounts, as of each Valuation Date, before allocation of any Employer contributions and Forfeitures, any earnings or losses (net appreciation or net depreciation) of the Trust Fund (exclusive of assets segregated for distribution) shall be allocated in the same proportion that each Participant’s nonsegregated accounts bear to the total of all Participants’ nonsegregated accounts as of such date. Unless otherwise specified in the Adoption Agreement, the nonsegregated account will be reduced by any distributions made prior to the Valuation Date.

ERISA recapture account. The Administrator in its discretion may use an “ERISA Recapture Account” to pay non-settlor Plan expenses and may allocate funds in the “ERISA Recapture Account” (or excess funds therein after payment of Plan Expenses) as earnings or as otherwise permitted by applicable law. The Plan Administrator will exercise its discretion in a reasonable, uniform and nondiscriminatory manner. An “ERISA Recapture Account” is an account designated to receive amounts which a Plan service provider receives in the form of 12b-1 fees, sub-transfer agency fees, shareholder servicing fees or similar amounts (also known as “revenue sharing”), which are received by the service provider from a source other than the Plan and which the service provider may remit to the Plan.

Late trading and market timing settlement. In the event the Plan becomes entitled to a settlement from a mutual fund or other investment relating to late trading, market timing or other activities, the Plan Administrator will allocate the settlement proceeds to Participants and Beneficiaries in accordance with Department of Labor Field Assistance Bulletin 2006-01 or other applicable law.

(d) Contracts. Participants’ Accounts shall be debited for any insurance or annuity premiums paid, if any, and credited with any dividends or interest received on Contracts.

(e) Forfeitures. Forfeitures must be disposed of no later than the last day of the Plan Year following the Plan Year in which the Forfeiture occurs. The Employer must direct the Administrator to use Forfeitures to reinstate previously forfeited Account balances of Participants, if any, in accordance with Section 3.5(g), to satisfy any contribution that may be required pursuant to Section 6.10, or, to pay any Plan expenses. With respect to a Money Purchase Plan, any remaining Forfeitures will be disposed of in accordance with the elections in the Adoption Agreement. With respect to all other plans, the Employer must direct the Administrator to use any remaining Forfeitures in accordance with any combination of the following methods, including a different method based on the source of such Forfeitures. Forfeitures may be:

(1) Added to any Employer discretionary contribution (e.g., matching or profit sharing) and allocated in the same manner;

(2) Used to reduce any Employer contribution (e.g., matching or profit sharing);

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(3) Added to any Employer matching contribution and allocated as an additional matching contribution; or

(4) Allocated to all Participants in the same proportion that each Participant’s Compensation for the Plan Year bears to the Compensation of all Participants for such year.

Notwithstanding (e)(2) above, effective for Plan Years beginning after the Plan Year in which this Plan document is adopted, Forfeitures may not be used to reduce any Employer contributions which are required pursuant to the Code to be fully Vested when contributed to the Plan (such as QMACs, QNECs and “ADP test safe harbor contributions” other than QACA “ADP test safe harbor contributions.”

If Forfeitures are allocated to Participants (rather than used to reduce Employer contributions) then the Employer must also direct the Administrator as to which Participants are eligible to share in such allocation. The maximum allocation conditions the Employer may require are that Participants complete one (1) Year of Service (or Period of Service) and be employed on the last day of the Plan Year in order to share in the allocation of Forfeitures for such Plan Year. Notwithstanding the foregoing, if this is a standardized Plan, then the maximum allocation conditions are that Participants complete more than five hundred (500) Hours of Service (or three (3) consecutive calendar months if the elapsed time method is chosen in the Adoption Agreement) during the Plan Year or be employed on the last day of the Plan Year.

(f) Minimum allocations required for Top-Heavy Plan Years. Notwithstanding the foregoing, for any Top-Heavy Plan Year, the sum of the Employer’s contributions and Forfeitures allocated to the Participant’s Combined Account of each Non-Key Employee or each Participant, if elected in the Adoption Agreement, shall be equal to at least three percent (3%) of such Employee’s 415 Compensation for the Plan Year or the calendar year ending within the Plan Year (reduced by contributions and Forfeitures, if any, allocated to each such Employee in any defined contribution plan included with this Plan in a “required aggregation group” (as defined in Section 9.2(f)). However, if (1) the sum of the Employer’s contributions and Forfeitures allocated to the Participant’s Combined Account of each Key Employee for such Top-Heavy Plan Year is less than three percent (3%) of each Key Employee’s 415 Compensation and (2) this Plan is not required to be included in a “required aggregation group” (as defined in Section 9.2(f)) to enable a defined benefit plan to meet the requirements of Code §401(a)(4) or 410, the sum of the Employer’s contributions and Forfeitures allocated to the Participant’s Combined Account of each Employee entitled to the top-heavy minimum contribution shall be equal to the largest percentage allocated to the Participant’s Combined Account of any Key Employee. The minimum allocation required (to the extent required to be nonforfeitable under Code §416(b)) may not be forfeited under Code §411(a)(3)(B) or 411(a)(3)(D).

However, for each Employee who is a Participant in a Profit Sharing Plan or 401(k) Profit Sharing Plan and a Money Purchase Plan, the minimum three percent (3%) allocation specified above shall be provided in the Money Purchase Plan unless otherwise elected in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections).

If this is an integrated prototype Plan, then for any Top-Heavy Plan Year the Employer’s contribution shall be allocated as follows and shall still be required to satisfy the other provisions of this Subsection:

(1) An amount equal to three percent (3%) multiplied by each Participant’s Compensation for the Plan Year shall be allocated to each Participant’s Account. If the Employer does not contribute such amount for all Participants, the amount shall be allocated to each Participant’s Account in the same proportion that such Participant’s total Compensation for the Plan Year bears to the total Compensation of all Participants for such year. Notwithstanding any contrary allocation conditions set forth in this Plan, Participants who are entitled to receive the top-heavy minimum allocation set forth in this Section shall be eligible to share in this first tier allocation.

(2) The balance of the Employer’s contribution over the amount allocated under subparagraph (1) hereof shall be allocated to each Participant’s Account in a dollar amount equal to three percent (3%) multiplied by a Participant’s Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that such Participant’s Excess Compensation bears to the total Excess Compensation of all Participants for that year. For purposes of this paragraph, in the case of any Participant who has exceeded the “cumulative permitted disparity limit” described in Section 4.3(b)(2), such Participant’s total Compensation will be taken into account.

(3) The balance of the Employer’s contribution over the amount allocated under subparagraph (2) hereof shall be allocated to each Participant’s Account in a dollar amount equal to 2.7% multiplied by the sum of each Participant’s total Compensation plus Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that such Participant’s total Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for that year. For purposes of this paragraph, in the case of any Participant who has exceeded the “cumulative permitted disparity limit” described in Section 4.3(b)(2), such Participant’s total Compensation rather than Compensation plus Excess Compensation will be taken into account.

Regardless of the preceding, 1.3% shall be substituted for 2.7% above if Excess Compensation is based on more than 20% and less than or equal to 80% of the Taxable Wage Base. If Excess Compensation is based on less than 100% and more than 80% of the Taxable Wage Base, then 2.4% shall be substituted for 2.7% above.

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Defined Contribution Volume Submitter Plan

(4) The balance of the Employer’s contributions over the amount allocated above, if any, shall be allocated to each Participant’s Account in the same proportion that such Participant’s total Compensation for the Plan Year bears to the total Compensation of all Participants for such year.

For each Employee who is a Participant in this Plan and another defined contribution plan maintained by the Employer or an Affiliated Employer, the minimum three percent (3%) allocation specified above shall be provided as specified in the Adoption Agreement Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections).

(g) Top-heavy contribution allocation. For purposes of the minimum allocations set forth above, the percentage allocated to the Participant’s Combined Account of any Key Employee shall be equal to the ratio of the sum of the Employer’s contributions and Forfeitures allocated on behalf of such Key Employee divided by the 415 Compensation for such Key Employee.

(h) Participants eligible for top-heavy allocation. Notwithstanding anything in this Plan to the contrary, for any Top-Heavy Plan Year, the minimum allocations set forth in this Section shall only be allocated to the Participant’s Combined Account of all Non-Key Employees, and Key Employees if elected in the Adoption Agreement, who are Participants and who are employed by the Employer on the last day of the Plan Year (unless otherwise elected in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections)), including Employees who have (1) failed to complete a Year of Service; (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, Elective Deferrals to the Plan; or (3) Compensation less than a stated amount. In addition, pursuant to Code §416(i)(4), Participants whose employment is governed by a collective bargaining agreement between the Employer and employee representatives under which retirement benefits were the subject of good faith bargaining shall not be eligible to receive the top-heavy minimum allocations unless otherwise provided in the collective bargaining agreement.

(i) Top-heavy allocation if DB and DC plans maintained. Notwithstanding anything herein to the contrary, in any Plan Year in which the Employer maintains both this Plan and a non-frozen defined benefit pension plan included in a “required aggregation group” (as defined in Section 9.2(f)) which is top-heavy, the Employer will not be required (unless otherwise elected in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections)) to provide Employees with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan top-heavy minimum allocations. In such case, the top-heavy minimum benefits will be provided as elected in the Adoption Agreement and, if applicable, as follows:

(1) If the 5% defined contribution minimum is elected in the Adoption Agreement:

(i) The requirements of Section 9.1 will apply except that each Employee who accrues a benefit in the Profit Sharing Plan or Money Purchase Plan and who accrues a benefit in the Defined Benefit Plan will receive a minimum allocation of five percent (5%) of such Participant’s 415 Compensation from the “applicable defined contribution plan(s).”

(ii) For each Employee who is a participant only in the Defined Benefit Plan, the Employer will provide a minimum non-integrated benefit equal to two percent (2%) of such participant’s highest five (5) consecutive year average 415 Compensation for each Year of Service while a participant in such plan, in which the Plan is top-heavy, not to exceed ten (10) such years.

(iii) For each Employee who is a Participant only in this defined contribution plan, the Employer will provide a minimum allocation equal to three percent (3%) of such Participant’s 415 Compensation.

(2) If the 2% defined benefit minimum is elected in the Adoption Agreement, then for each Employee who is a participant only in the defined benefit plan, the Employer will provide a minimum non-integrated benefit equal to two percent (2%) of such participant’s highest five (5) consecutive year average of 415 Compensation for each Year of Service while a participant in the plan, in which the plan is top-heavy, not to exceed ten (10) such years.

(j) Matching contributions used to satisfy top-heavy contribution. Unless otherwise specified in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code §416(c)(2) and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the ACP test and other requirements of Code §401(m).

(k) Contributions under other plans. The Employer may provide, in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code §401(k)(12) and matching contributions with respect to which the requirements of Code §401(m)(11) apply). The Employer must specify the name of the other plan, the minimum benefit that will be provided under such other plan, and the Employees who will receive the minimum benefit under such other plan.

(l) Delay in processing transactions. Notwithstanding anything in this Section to the contrary, all information necessary to properly reflect a given transaction may not be available until after the date specified herein for processing such transaction, in which case the transaction will be reflected when such information is received and processed. Subject to express limits that may be imposed under the

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Code, the processing of any contribution, distribution or other transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices, and correction for errors or omissions or the errors or omissions of any service provider). The processing date of a transaction will be binding for all purposes of the Plan.

(m) 410(b) ratio percentage fail-safe provisions. Notwithstanding anything in this Section to the contrary, the provisions of this Subsection apply for any Plan Year if, in the volume submitter or non-standardized Adoption Agreement, the Employer elected to apply the 410(b) ratio percentage fail-safe provisions and the Plan fails to satisfy the “ratio percentage test” due to a last day of the Plan Year allocation condition or an Hours of Service (or months of service) allocation condition. A plan satisfies the “ratio percentage test” if, on the last day of the Plan Year, the “benefiting ratio” of the Nonhighly Compensated Employees who are “includible” is at least 70% of the “benefiting ratio” of the Highly Compensated Employees who are “includible.” The “benefiting ratio” of the Nonhighly Compensated Employees is the number of “includible” Nonhighly Compensated Employees “benefiting” under the Plan divided by the number of “includible” Employees who are Nonhighly Compensated Employees. The “benefiting ratio” of the Highly Compensated Employees is the number of Highly Compensated Employees “benefiting” under the Plan divided by the number of “includible” Highly Compensated Employees. “Includible” Employees are all Employees other than: (1) those Employees excluded from participating in the Plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion described in the Code or by reason of the age and service requirements of Article III; and (2) any Employee who incurs a separation from service during the Plan Year and fails to complete at least 501 Hours of Service (or three (3) months of service if the elapsed time method is being used) during such Plan Year.

For purposes of this Subsection, an Employee is “benefiting” under the Plan on a particular date if, under the Plan, the Employee is entitled to an Employer contribution or an allocation of Forfeitures for the Plan Year.

If this Subsection applies and the Hours of Service method is used, then the Administrator will suspend the allocation conditions and expand the group of the “includible” Nonhighly Compensated Employees who are Participants by including the minimum number of Participants eligible to share in the contribution, beginning first with the “includible” Employees employed by the Employer on the last day of the Plan Year who have completed the greatest number of Hours of Service in the Plan Year, then the “includible” Employees who have completed the greatest number of Hours of Service during the Plan Year, and continuing to suspend the allocation conditions for each “includible” Employee who completed Hours of Service, from the greatest number of Hours of Service to the least, until the Plan satisfies the “ratio percentage test” for the Plan Year. If two or more “includible” Employees have the same number of Hours of Service, then the Administrator will suspend the allocation conditions for all such “includible” Employees, irrespective of whether the Plan can satisfy the “ratio percentage test” by accruing benefits for fewer than all such “includible” Employees. If the Plan for any Plan Year suspends the allocation conditions for an “includible” Employee, then that Employee will share in the allocation for that Plan Year of the Employer contribution and Forfeitures, if any, without regard to whether the Employee has satisfied the other allocation conditions set forth in this Section.

If this Subsection applies and the elapsed time method is used, then the Administrator will suspend the allocation conditions for the “includible” Nonhighly Compensated Employees who are Participants, beginning first with the “includible” Employees employed by the Employer on the last day of the Plan Year, then the “includible” Employees who have the latest separation from service during the Plan Year, and continuing to suspend the allocation conditions for each “includible” Employee who incurred an earlier separation from service, from the latest to the earliest separation from service date, until the Plan satisfies the “ratio percentage test” for the Plan Year. If two or more “includible” Employees have a separation from service on the same day, then the Administrator will suspend the allocation conditions for all such “includible” Employees, irrespective of whether the Plan can satisfy the “ratio percentage test” by accruing benefits for fewer than all such “includible” Employees. If the Plan for any Plan Year suspends the allocation conditions for an “includible” Employee, then that Employee will share in the allocation for that Plan Year of the Employer contribution and Forfeitures, if any, without regard to whether the Employee has satisfied the other allocation conditions set forth in this Section.

Notwithstanding the foregoing, if the portion of the Plan which is not a Code §401(k) or 401(m) plan would fail to satisfy Code §410(b) if the coverage tests were applied by treating those Participants whose only allocation would otherwise be provided under the top-heavy formula as if they were not currently benefiting under the Plan, then, for purposes of applying this Subsection (m), such Participants shall be treated as not benefiting.

4.4	MAXIMUM ANNUAL ADDITIONS

(a) Calculation of “annual additions.”

(1) If a Participant does not participate in, and has never participated in another qualified plan maintained by the “employer,” or a welfare benefit fund (as defined in Code §419(e)) maintained by the “employer,” or an individual medical benefit account (as defined in Code §415(l)(2)) maintained by the “employer,” or a simplified employee pension (as defined in Code §408(k)) maintained by the “employer” which provides “annual additions,” the amount of “annual additions” which may be credited to the Participant’s Accounts for any Limitation Year shall not exceed the lesser of the “maximum permissible amount” or any other limitation contained in this Plan. If the “employer” contribution that would otherwise be contributed or allocated to the Participant’s Accounts would cause the “annual additions” for the Limitation Year to exceed the “maximum permissible amount,” the amount contributed or allocated will be reduced so that the “annual additions” for the Limitation Year will equal the “maximum permissible amount,” and any amount in excess of the “maximum permissible amount” which would have been allocated to such Participant may be allocated to other Participants.

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(2) Prior to determining the Participant’s actual 415 Compensation for the Limitation Year, the “employer” may determine the “maximum permissible amount” for a Participant on the basis of a reasonable estimation of the Participant’s 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

(3) As soon as is administratively feasible after the end of the Limitation Year the “maximum permissible amount” for such Limitation Year shall be determined on the basis of the Participant’s actual 415 Compensation for such Limitation Year.

(b) “Annual additions” if a Participant is in more than one plan.

(1) Except as provided in Subsection (c) below, this Subsection applies if, in addition to this Plan, a Participant is covered under another “employer” maintained qualified defined contribution plan, welfare benefit fund (as defined in Code §419(e)), individual medical benefit account (as defined in Code §415(l)(2)), or simplified employee pension (as defined in Code §408(k)), which provides “annual additions,” during any Limitation Year. The “annual additions” which may be credited to a Participant’s Accounts under this Plan for any such Limitation Year shall not exceed the “maximum permissible amount” reduced by the “annual additions” credited to a Participant’s accounts under the other plans and welfare benefit funds, individual medical benefit accounts, and simplified employee pensions for the same Limitation Year. If the “annual additions” with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the “employer” are less than the “maximum permissible amount” and the “employer” contribution that would otherwise be contributed or allocated to the Participant’s accounts under this Plan would cause the “annual additions” for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the “annual additions” under all such plans and welfare benefit funds for the Limitation Year will equal the “maximum permissible amount,” and any amount in excess of the “maximum permissible amount” which would have been allocated to such Participant may be allocated to other Participants. If the “annual additions” with respect to the Participant under such other defined contribution plans, welfare benefit funds, individual medical benefit accounts and simplified employee pensions in the aggregate are equal to or greater than the “maximum permissible amount,” no amount will be contributed or allocated to the Participant’s Account under this Plan for the Limitation Year.

(2) Prior to determining the Participant’s actual 415 Compensation for the Limitation Year, the “employer” may determine the “maximum permissible amount” for a Participant on the basis of a reasonable estimation of the Participant’s 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

(3) As soon as is administratively feasible after the end of the Limitation Year, the “maximum permissible amount” for the Limitation Year will be determined on the basis of the Participant’s actual 415 Compensation for the Limitation Year.

(4) If, pursuant to Section 4.4(b)(2), a Participant’s “annual additions” under this Plan and such other plans would result in an “excess amount” for a Limitation Year, the “excess amount” will be deemed to consist of the “annual additions” last allocated, except that “annual additions” attributable to a simplified employee pension will be deemed to have been allocated first, followed by “annual additions” to a welfare benefit fund or individual medical benefit account, and then by “annual additions” to a plan subject to Code §412, regardless of the actual allocation date.

(5) If an “excess amount” was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the “excess amount” attributed to this Plan will be the product of:

(i) the total “excess amount” allocated as of such date, times

(ii) the ratio of (A) the “annual additions” allocated to the Participant for the Limitation Year as of such date under this Plan to (B) the total “annual additions” allocated to the Participant for the Limitation Year as of such date under this and all the other qualified defined contribution plans.

(c) Coverage under another plan. If the Participant is covered under another qualified defined contribution plan maintained by the “employer,” “annual additions” which may be credited to the Participant’s Accounts under this Plan for any Limitation Year will be limited in accordance with Section 4.4(b), unless the “employer” provides other limitations in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections).

(d) Time when “annual additions” credited. An “annual addition” is credited to the Account of a Participant for a particular Limitation Year if it as allocated to the Participant’s Account under the Plan as of any date within that Limitation Year. However, an amount is not deemed allocated as of any date within a Limitation Year if such allocation is dependent upon participation in the Plan as of any date subsequent to such date.

For purposes of this subparagraph, “employer” contributions are not deemed credited to a Participant’s Account for a particular Limitation Year unless the contributions are actually made to the Plan no later than thirty (30) days after the end of the period described in Code §404(a)(6) applicable to the taxable year with or within which the particular Limitation Year ends. In the case of an Employer that is exempt from federal income tax (including a governmental employer), Employer contributions are treated as credited

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Defined Contribution Volume Submitter Plan

to a Participant’s Account for a particular Limitation Year only if the contributions are actually made to the Plan no later than the 15th day of the tenth calendar month following the end of the calendar year or Fiscal Year (as applicable, depending on the basis on which the Employer keeps its books) with or within which the particular Limitation Year ends.

(e) Definitions. For purposes of this Section, the following terms shall be defined as follows:

(1) “Annual additions” means the sum credited to a Participant’s accounts for any Limitation Year of (a) “employer” contributions, (b) Employee contributions (except as provided below), (c) Forfeitures, (d) amounts allocated to an individual medical benefit account, as defined in Code §415(l)(2), which is part of a pension or annuity plan maintained by the “employer,” (e) amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code §419A(d)(3)) under a welfare benefit fund (as defined in Code §419(e)) maintained by the “employer” and (f) allocations under a simplified employee pension. Except, however, the Compensation percentage limitation referred to in paragraph (e)(6)(ii) below shall not apply to: (1) any contribution for medical benefits (within the meaning of Code §419A(f)(2)) after separation from service which is otherwise treated as an “annual addition,” or (2) any amount otherwise treated as an “annual addition” under Code §415(l)(1).

(i) Restorative payments. “Annual additions” for purposes of Code §415 and this Section shall not include restorative payments. A restorative payment is a payment made to restore losses to a Plan resulting from actions by a Fiduciary for which there is reasonable risk of liability for breach of a fiduciary duty under the Act or under other applicable federal or state law, where Participants who are similarly situated are treated similarly with respect to the payments. Generally, payments are restorative payments only if the payments are made in order to restore some or all of the Plan’s losses due to an action (or a failure to act) that creates a reasonable risk of liability for such a breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan). This includes payments to a plan made pursuant to a Department of Labor order, the Department of Labor’s Voluntary Fiduciary Correction Program, or a court-approved settlement, to restore losses to a qualified defined contribution plan on account of the breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan). Payments made to the Plan to make up for losses due merely to market fluctuations and other payments that are not made on account of a reasonable risk of liability for breach of a fiduciary duty under the Act are not restorative payments and generally constitute contributions that are considered “annual additions.”

(ii) Other amounts. “Annual additions” for purposes of Code §415 and this Section shall not include: (A) The direct transfer of a benefit or employee contributions from a qualified plan to this Plan; (B) Rollover contributions (as described in Code §§401(a)(31), 402(c)(1), 403(a)(4), 403(b)(8), 408(d)(3), and 457(e)(16)); (C) Repayments of loans made to a Participant from the Plan; and (D) Repayments of amounts described in Code §411(a)(7)(B) (in accordance with Code §411(a)(7)(C)) and Code §411(a)(3)(D) or repayment of contributions to a governmental plan (as defined in Code §414(d)) as described in Code §415(k)(3), as well as Employer restorations of benefits that are required pursuant to such repayments.

(2) “Defined contribution dollar limitation” means $40,000 as adjusted under Code §415(d).

(3) “Employer” means, for purposes of this Section, the Employer that adopts this Plan and all Affiliated Employers, except that for purposes of this Section, the determination of whether an entity is an Affiliated Employer shall be made by applying Code §415(h).

(4) “Excess amount” means the excess of the Participant’s “annual additions” for the Limitation Year over the “maximum permissible amount.”

(5) “Master or prototype plan” means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

(6) “Maximum permissible amount” means, except to the extent permitted under this Plan and Code §414(v), the maximum “annual addition” that may be contributed or allocated to a Participant’s Accounts under the Plan for any Limitation Year, which shall not exceed the lesser of:

(i) the “defined contribution dollar limitation,” or

(ii) one hundred percent (100%) of the Participant’s 415 Compensation for the Limitation Year.

The 415 Compensation Limitation referred to in (ii) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code §§401(h) or 419A(f)(2)) which is otherwise treated as an “annual addition.”

If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the “maximum permissible amount” will not exceed the “defined contribution dollar limitation” multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is twelve (12).

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Defined Contribution Volume Submitter Plan

(f) Special rules.

(1) Aggregation of plans. For purposes of applying the limitations of Code §415, all defined contribution plans (without regard to whether a plan has been terminated) ever maintained by the “employer” (or a “predecessor employer”) under which the Participant receives “annual additions” are treated as one defined contribution plan. For purposes of this Section:

(i) A former “employer” is a “predecessor employer” with respect to a participant in a plan maintained by an “employer” if the “employer” maintains a plan under which the participant had accrued a benefit while performing services for the former “employer,” but only if that benefit is provided under the plan maintained by the “employer.” For this purpose, the “formerly affiliated plan” rules in Regulation §1.415(f)-1(b)(2) apply as if the “employer” and “predecessor employer” constituted a single employer under the rules described in Regulation §1.415(a)-1(f)(1) and (2) immediately prior to the “cessation of affiliation” (and as if they constituted two, unrelated employers under the rules described in Regulation §1.415(a)-1(f)(1) and (2) immediately after the “cessation of affiliation”) and “cessation of affiliation” was the event that gives rise to the “predecessor employer” relationship, such as a transfer of benefits or plan sponsorship.

(ii) With respect to an “employer” of a Participant, a former entity that antedates the “employer” is a “predecessor employer” with respect to the Participant if, under the facts and circumstances, the “employer” constitutes a continuation of all or a portion of the trade or business of the former entity.

(2) Break-up of an affiliated employer or an affiliated service group. For purposes of aggregating plans for Code §415, a “formerly affiliated plan” of an “employer” is taken into account for purposes of applying the Code §415 limitations to the “employer,” but the “formerly affiliated plan” is treated as if it had terminated immediately prior to the “cessation of affiliation.” For purposes of this paragraph, a “formerly affiliated plan” of an “employer” is a plan that, immediately prior to the “cessation of affiliation,” was actually maintained by one or more of the entities that constitute the “employer” (as determined under the employer affiliation rules described in Regulation §1.415(a)-1(f)(1) and (2)), and immediately after the “cessation of affiliation,” is not actually maintained by any of the entities that constitute the “employer” (as determined under the employer affiliation rules described in Regulation §1.415(a)-1(f)(1) and (2)). For purposes of this paragraph, a “cessation of affiliation” means the event that causes an entity to no longer be aggregated with one or more other entities as a single “employer” under the employer affiliation rules described in Regulation §1.415(a)-1(f)(1) and (2) (such as the sale of a subsidiary outside a controlled group), or that causes a plan to not actually be maintained by any of the entities that constitute the “employer” under the employer affiliation rules of Regulation §1.415(a)-1(f)(1) and (2) (such as a transfer of plan sponsorship outside of a controlled group).

(3) Mid-year aggregation. Two or more defined contribution plans that are not required to be aggregated pursuant to Code §415(f) and the Regulations thereunder as of the first day of a Limitation Year do not fail to satisfy the requirements of Code §415 with respect to a Participant for the Limitation Year merely because they are aggregated later in that Limitation Year, provided that no “annual additions” are credited to the Participant’s Account after the date on which the plans are required to be aggregated.

4.5	ADJUSTMENT FOR EXCESS ANNUAL ADDITIONS

Notwithstanding any provision of the Plan to the contrary, if the “annual additions” (as defined in Section 4.4) are exceeded for any Participant, then the Plan may only correct such excess in accordance with the Employee Plans Compliance Resolution System (EPCRS) as set forth in Revenue Procedure 2008-50 or any superseding guidance.

4.6	ROLLOVERS

(a) Acceptance of “rollovers” into the Plan. If elected in the Adoption Agreement and with the consent of the Administrator (such consent must be exercised in a nondiscriminatory manner and applied uniformly to all Participants), the Plan may accept a “rollover,” provided the “rollover” will not jeopardize the tax-exempt status of the Plan or create adverse tax consequences for the Employer. The amounts rolled over shall be separately accounted for in a “Participant’s Rollover Account.” Furthermore, any Roth Elective Deferrals that are accepted as “rollovers” in this Plan on or after January 1, 2006 shall be separately accounted for. A Participant’s Rollover Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason. For purposes of this Section, the term Participant shall include any Eligible Employee who is not yet a Participant, if, pursuant to the Adoption Agreement, “rollovers” are permitted to be accepted from Eligible Employees. In addition, for purposes of this Section the term Participant shall also include Former Employees if the Employer and Administrator consent to accept “rollovers” of distributions made to Former Employees from any plan of the Employer.

(b) Treatment of “rollovers” under the Plan. Amounts in a Participant’s Rollover Account shall be held by the Trustee (or Insurer) pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as elected in the Adoption Agreement and Subsection (c) below. The Trustee (or Insurer) shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Trustee (or Insurer) under the terms of this Plan.

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Defined Contribution Volume Submitter Plan

(c) Distribution of “rollovers.” At such time as the conditions set forth in the Adoption Agreement have been satisfied, the Administrator, at the election of the Participant, shall direct the distribution of up to the entire amount credited to the Rollover Account maintained on behalf of such Participant. Any distribution of amounts held in a Participant’s Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code §§411(a)(11) and 417 and the Regulations thereunder. Furthermore, unless otherwise elected in the Adoption Agreement, such amounts shall be considered to be part of a Participant’s benefit in determining whether an involuntary cash-out of benefits may be made without Participant consent.

(d) “Rollovers” maintained in a separate account. The Administrator may direct that “rollovers” made after a Valuation Date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated, invested as part of the general Trust Fund or, if elected in the Adoption Agreement, directed by the Participant.

(e) Limits on accepting “rollovers.” Prior to accepting any “rollovers” to which this Section applies, the Administrator may require the Employee to establish (by providing opinion of counsel or otherwise) that the amounts to be rolled over to this Plan meet the requirements of this Section. The Employer may instruct the Administrator, operationally and on a nondiscriminatory basis, to limit the source of “rollover” contributions that may be accepted by the Plan.

(f) Definitions. For purposes of this Section, the following definitions shall apply:

(1) A “rollover” means: (i) amounts transferred to this Plan directly from another “eligible retirement plan;” (ii) distributions received by an Employee from other “eligible retirement plans” which are eligible for tax-free rollover to an “eligible retirement plan” and which are transferred by the Employee to this Plan within sixty (60) days following receipt thereof; and (iii) any other amounts which are eligible to be rolled over to this Plan pursuant to the Code or any other federally enacted legislation.

(2) An “eligible retirement plan” means an individual retirement account described in Code §408(a), an individual retirement annuity described in Code §408(b) (other than an endowment contract), a qualified trust (an employees’ trust described in Code §401(a) which is exempt from tax under Code §501(a)), an annuity plan described in Code §403(a), an eligible deferred compensation plan described in Code §457(b) which is maintained by an eligible employer described in Code §457(e)(1)(A), and an annuity contract described in Code §403(b).

4.7	PLAN-TO-PLAN TRANSFERS FROM QUALIFIED PLANS

(a) Transfers into this Plan. With the consent of the Administrator, amounts may be transferred (within the meaning of Code §414(l)) to this Plan from other tax qualified plans under Code §401(a), provided the plan from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax-exempt status of the Plan or Trust or create adverse tax consequences for the Employer. Prior to accepting any transfers to which this Section applies, the Administrator may require an opinion of counsel that the amounts to be transferred meet the requirements of this Section. The amounts transferred shall be set up in a separate account herein referred to as a “Participant’s Transfer Account.” Furthermore, for vesting purposes, the Participant’s Transfer Account shall be treated as a separate “Participant’s Account.”

(b) Accounting of transfers. Amounts in a Participant’s Transfer Account shall be held by the Trustee (or Insurer) pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as elected in the Adoption Agreement and Subsection (d) below, provided the restrictions of Subsection (c) below and Section 6.16 are satisfied. The Trustee (or Insurer) shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Trustee (or Insurer) under the terms of this Plan. Notwithstanding anything in this Section to the contrary, transferred amounts are not required to be separately accounted for and may be combined with the corresponding Account maintained in this Plan provided all rights, benefits and features and other attributes are identical with respect to each account, or are identical after the combination and such combination does not result in the impermissible elimination of any Code §411(d)(6) protected benefits.

(c) Restrictions on Elective Deferrals. Except as permitted by Regulations (including Regulation §1.411(d)-4), amounts attributable to elective contributions (as defined in Regulation §1.401(k)-6), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer (other than a direct rollover) shall be subject to the distribution limitations provided for in the Code §401(k) Regulations.

(d) Distribution of plan-to-plan transfer amounts. At Normal Retirement Date, or such other date when the Participant or the Participant’s Beneficiary shall be entitled to receive benefits, the Participant’s Transfer Account shall be used to provide additional benefits to the Participant or the Participant’s Beneficiary. Any distribution of amounts held in a Participant’s Transfer Account shall be made in a manner which is consistent with and satisfies the provisions of Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code §§411(a)(11) and 417 and the Regulations thereunder. Furthermore, such amounts shall be considered to be part of a Participant’s benefit in determining whether an involuntary cash-out of benefits may be made without Participant consent.

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Defined Contribution Volume Submitter Plan

(e) Segregation. The Administrator may direct that Employee transfers made after a Valuation Date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated, invested as part of the general Trust Fund or, if elected in the Adoption Agreement, directed by the Participant.

(f) Protected benefits. Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another qualified plan (or a transaction having the effect of such a transfer) shall not result in the elimination or reduction of any “Section 411(d)(6) protected benefit” (as described in Section 8.1(e)) that may not be eliminated or reduced pursuant to Regulation §1.411(d)-4.

4.8	AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS

(a) Not permitted in Money Purchase or Profit Sharing Plan. Except as provided in Section 4.8(b) below, this Plan will not accept after-tax voluntary Employee contributions. If this is an amendment to a Plan that had previously allowed after-tax voluntary Employee contributions, then this Plan will not accept after-tax voluntary Employee contributions for Plan Years beginning after the Plan Year in which this Plan is adopted by the Employer.

(b) After-tax voluntary Employee contributions allowed in 401(k) Plans. For 401(k) Plans, if elected in the Adoption Agreement, each Participant who is eligible to make Elective Deferrals may, in accordance with nondiscriminatory procedures established by the Administrator, elect to make after-tax voluntary Employee contributions to this Plan. Such contributions must generally be paid to the Trustee (or Insurer) within a reasonable period of time after being received by the Employer. An after-tax voluntary Employee contribution is any contribution (other than Roth Elective Deferrals) made to the Plan by or on behalf of a Participant that is included in the Participant’s gross income in the year in which made and that is separately accounted for under the Plan.

(c) Full vesting. The balance in each Participant’s Voluntary Contribution Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

(d) Distribution at any time. A Participant may elect at any time to withdraw after-tax voluntary Employee contributions from such Participant’s Voluntary Contribution Account and the actual earnings thereon in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code §§411(a)(11) and 417 and the Regulations thereunder. If the Administrator maintains sub-accounts with respect to after-tax voluntary Employee contributions (and earnings thereon) which were made on or before a specified date, a Participant shall be permitted to designate which sub-account shall be the source for the withdrawal. Forfeitures of Employer contributions shall not occur solely as a result of an Employee’s withdrawal of after-tax voluntary Employee contributions.

In the event a Participant has received a hardship distribution under the safe harbor hardship provisions of the Code §401(k) Regulations from any plan maintained by the Employer, then the Participant shall be barred from making any after-tax voluntary Employee contributions for a period of six (6) months after receipt of the hardship distribution. Any prior elections to make after-tax voluntary Employee contributions will become void upon the receipt of the hardship distribution that triggers the suspension period of this paragraph.

(e) Used to provide benefits. At Normal Retirement Date, or such other date when the Participant or the Participant’s Beneficiary is entitled to receive benefits, the Participant’s Voluntary Contribution Account shall be used to provide additional benefits to the Participant or the Participant’s Beneficiary.

(f) Prior mandatory contributions. To the extent a Participant has previously made mandatory Employee contributions under prior provisions of this Plan, such contributions will be treated as after-tax voluntary Employee contributions, except that the provisions of Subsection (d) above permitting a distribution at any time shall not apply to mandatory Employee contributions.

4.9	QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS

(a) Maintenance of existing QVEC Accounts. If this is an amendment to a Plan that previously permitted deductible voluntary Employee contributions, then each Participant who made “qualified voluntary Employee contributions” within the meaning of Code §219(e)(2) as it existed prior to the enactment of the Tax Reform Act of 1986, shall have such contributions held in a separate Qualified Voluntary Employee Contribution Account which shall be fully Vested at all times. Such contributions, however, shall not be permitted for taxable years beginning after December 31, 1986.

(b) Distribution from QVEC Account. A Participant may, upon written request delivered to the Administrator, make withdrawals from such Participant’s Qualified Voluntary Employee Contribution Account. Any distribution shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code §§411(a)(11) and 417 and the Regulations thereunder.

(c) Used to provide benefits. At Normal Retirement Date, or such other date when the Participant or the Participant’s Beneficiary is entitled to receive benefits, the Qualified Voluntary Employee Contribution Account shall be used to provide additional benefits to the Participant or the Participant’s Beneficiary.

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Defined Contribution Volume Submitter Plan

4.10	PARTICIPANT DIRECTED INVESTMENTS

(a) Directed investment options allowed. If elected in the Adoption Agreement, all Participants may direct the Trustee (or Insurer) as to the investment of all or a portion of their individual Account balances as set forth in the Adoption Agreement and within limits set by the Employer. Participants may direct the Trustee (or Insurer), in writing (or in such other form which is acceptable to the Trustee (or Insurer)), to invest their accounts in specific assets, specific funds or other investments permitted under the Plan and the Participant Direction Procedures. That portion of the Account of any Participant that is subject to investment direction of such Participant will be considered a Participant Directed Account.

(b) Establishment of Participant Direction Procedures. The Administrator will establish Participant Direction Procedures, to be applied in a uniform and nondiscriminatory manner, setting forth the permissible investment options under this Section, how often changes between investments may be made, and any other limitations and provisions that the Administrator may impose on a Participant’s right to direct investments.

(c) Administrative discretion. The Administrator may, in its discretion, include or exclude by amendment or other action from the Participant Direction Procedures such instructions, guidelines or policies as it deems necessary or appropriate to ensure proper administration of the Plan, and may interpret the same accordingly.

(d) Allocation of gains or losses. As of each Valuation Date, all Participant Directed Accounts shall be charged or credited with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in the market value using publicly listed fair market values when available or appropriate as follows:

(1) to the extent the assets in a Participant Directed Account are accounted for as pooled assets or investments, the allocation of earnings, gains and losses of each Participant’s Account shall be based upon the total amount of funds so invested in a manner proportionate to the Participant’s share of such pooled investment; and

(2) to the extent the assets in a Participant Directed Account are accounted for as segregated assets, the allocation of earnings, gains on and losses from such assets shall be made on a separate and distinct basis.

(e) Plan will follow investment directions. Investment directions will be processed as soon as administratively practicable after proper investment directions are received from the Participant. No guarantee is made by the Plan, Employer, Administrator or Trustee (or Insurer) that investment directions will be processed on a daily basis, and no guarantee is made in any respect regarding the processing time of an investment direction. Notwithstanding any other provision of the Plan, the Employer, Administrator or Discretionary Trustee (or Insurer) reserves the right to not value an investment option on any given Valuation Date for any reason deemed appropriate by the Employer, Administrator or Discretionary Trustee (or Insurer). Furthermore, the processing of any investment transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, the failure of a service provider to timely receive values or prices, and correction for errors or omissions or the errors or omissions of any service provider) or force majeure. The processing date of a transaction will be binding for all purposes of the Plan and considered the applicable Valuation Date for an investment transaction.

(f) Other documents required by directed investments. Any information regarding investments available under the Plan, to the extent not required to be described in the Participant Direction Procedures, may be provided to Participants in one or more documents (or in any other form, including, but not limited to, electronic media) which are separate from the Participant Direction Procedures and are not thereby incorporated by reference into this Plan.

4.11	INTEGRATION IN MORE THAN ONE PLAN

If the Employer maintains qualified retirement plans that provide for permitted disparity (integration), the provisions of Section 4.3(b)(2) will apply.

4.12	QUALIFIED MILITARY SERVICE

(a) USERRA. Notwithstanding any provisions of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code §414(u). Furthermore, loan repayments may be suspended under this Plan as permitted under Code §414(u)(4).

(b) Benefit accrual. If the Employer elects in the Adoption Agreement to apply this Subsection, then effective as of the date specified in the Adoption Agreement but no earlier than the first day of the 2007 Plan Year, for benefit accrual purposes, the Plan treats an individual who becomes Totally and Permanently disabled or dies while performing “qualified military service” (as defined in Code §414(u)) with respect to the Employer as if the individual had resumed employment in accordance with the individual’s reemployment rights under Uniformed Services Employment and Reemployment Rights Act of 1994, as amended (USERRA), on the day preceding Total and Permanent Disability and terminated employment on the actual date of Total and Permanent Disability.

The Plan will determine the amount of after-tax voluntary Employee contributions and Elective Deferrals of an individual treated as reemployed under this Section for purposes of applying paragraph Code §414(u)(8)(C) on the basis of the individual’s average

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actual after-tax voluntary Employee contributions or Elective Deferrals for the lesser of: (1) the 12-month period of service with the Employer immediately prior to “qualified military service” (as defined in Code §414(u)); or (2) the actual length of continuous service with the Employer.

(c) Death benefits. In the case of a death occurring on or after January 1, 2007, if a Participant dies while performing “qualified military service” (as defined in Code §414(u)), the Participant’s Beneficiary is entitled to any additional benefits (other than benefit accruals (unless otherwise elected in the Adoption Agreement) relating to the period of “qualified military service” but including vesting credit for such period and any other ancillary life insurance or other survivor benefits) provided under the Plan as if the Participant had resumed employment and then terminated employment on account of death. Moreover, the Plan will credit the Participant’s “qualified military service” as service for vesting purposes, as though the Participant had resumed employment under Uniformed Services Employment and Reemployment Rights Act of 1994, as amended (USERRA) immediately prior to the Participant’s death.

4.13	TRANSFER OF ASSETS FROM TERMINATED EMPLOYER DEFINED BENEFIT PENSION PLAN

(a) Transferred DB Assets. The Employer may transfer an amount to this Plan from the Employer’s terminated defined benefit plan in accordance with Code §4980(d)(2)(B). The amounts transferred into this Plan shall be held in a “transferred assets suspension account.” Amounts released from the “transferred assets suspension account” pursuant to the provisions of this Section shall be allocated in the same manner and to the same Participants that Employer Nonelective Contributions are allocated, as described in Section 4.3. If the Plan does not provide for Nonelective Contributions, then the amounts released from the “transferred assets suspension account” pursuant to the provisions of this Section shall be allocated to each Participant eligible to share in allocations in the same ratio as such Participant’s Compensation bears to the total Compensation of all Participants eligible to share in allocations.

The Employer will determine, in its discretion, the amount to be released from the “transferred suspension account.” However, the minimum amount that shall be released from the “transferred assets suspension account” for any Plan Year is the percentage of the account based on the following table:

Years Since Transfer	Percentage of Suspense Account

0	14.2857%
1	16.6667%
2	20.0000%
3	25.0000%
4	33.3333%
5	50.0000%
6	100.0000%

(b) Earnings. The amount in the “transferred suspension account” shall be credited with earnings and losses as of each Valuation Date in accordance with Section 4.3, except that Participants may not direct the investment of amounts in the “transferred suspension account.” Amounts released from the account prior to the last day of a Plan Year shall not share in such earnings or losses.

(c) Annual additions. Notwithstanding anything in the Plan to the contrary, amounts in the “transferred suspension account” shall not be treated as “annual additions” pursuant to Section 4.4 until such amounts are released and allocated to Participants.

(d) Plan termination. If upon the termination of the Plan any amount credited to the “transferred suspension account” remains unallocated, then such amount shall be allocated as provided above to the Accounts of Participants as of such date of Plan termination, but limited as to each Participant to avoid allocating exceeding the limitations of Code §415 as set forth in Section 4.4. Any amount that cannot be allocated to a Participant under the preceding sentence shall be reallocated to remaining Participants, but only to the extent that no Participant receives an amount that exceeds the limitations of Code §415 as set forth in Section 4.4. The reallocation process will continue until all amounts in the “transferred suspension account” have been reallocated. If all Participants have received the maximum “annual addition” permitted pursuant to Section 4.4, then any remaining amounts shall revert to the Employer.

ARTICLE V

VALUATIONS

5.1	VALUATION OF THE TRUST FUND

The Administrator shall direct the Trustee (or Insurer), as of each Valuation Date, to determine the net worth of the assets comprising the Trust Fund as it exists on the Valuation Date. In determining such net worth, the Trustee (or Insurer) shall value the assets comprising the Trust Fund at their fair market value as of the Valuation Date and may deduct all expenses for which the Trustee (or Insurer) has not yet been paid by the Employer or the Trust Fund. The Trustee (or Insurer), when determining the net worth of the assets, may update the value of any shares held in a Participant Directed Account by reference to the number of shares held on behalf of the Participant, priced at the market value as of the Valuation Date.

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Defined Contribution Volume Submitter Plan

5.2	METHOD OF VALUATION

In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee (or Insurer) to value the same at the prices they were last traded on such exchange preceding the close of business on the Valuation Date. If such securities were not traded on the Valuation Date, or if the exchange on which they are traded was not open for business on the Valuation Date, then the securities shall be valued at the prices at which they were last traded prior to the Valuation Date. Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the Valuation Date, which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee, the Administrator (if the Trustee is a directed Trustee), or Insurer may appraise such assets itself (assuming it has the appropriate expertise), or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

ARTICLE VI

DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1	DETERMINATION OF BENEFITS UPON RETIREMENT

Every Participant may terminate employment with the Employer and retire for purposes hereof on the Participant’s Normal Retirement Date or Early Retirement Date. However, a Participant may postpone the severance of employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.3, shall continue until such Participant’s Retirement Date. Upon a Participant’s Retirement Date, or if elected in the Adoption Agreement, the attainment of Normal Retirement Date without severance of employment with the Employer (subject to Sections 6.11 and 12.2(e)), or as soon thereafter as is practicable, the Administrator shall direct the distribution, at the election of the Participant, of the Participant’s entire Vested interest in the Plan in accordance with Section 6.5.

6.2	DETERMINATION OF BENEFITS UPON DEATH

(a) 100% vesting on death. Upon the death of a Participant before the Participant’s Retirement Date or other severance of employment, all amounts credited to such Participant’s Combined Account shall, if elected in the Adoption Agreement, become fully Vested. The Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of the deceased Participant’s Vested accounts to the Participant’s Beneficiary.

(b) Distribution upon death. Upon the death of a Participant, the Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of any remaining Vested amounts credited to the accounts of such deceased Participant to such Participant’s Beneficiary.

(c) Determination of death benefit by Administrator. The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant as the Administrator may deem desirable. The Administrator’s determination of death and of the right of any person to receive payment shall be conclusive.

(d) Beneficiary designation. Unless otherwise elected in the manner prescribed in Section 6.6, the Beneficiary of the Pre-Retirement Survivor Annuity shall be the Participant’s surviving Spouse. Except, however, the Participant may designate a Beneficiary other than the Spouse for the Pre-Retirement Survivor Annuity if:

(1) the Participant and the Participant’s Spouse have validly waived the Pre-Retirement Survivor Annuity in the manner prescribed in Section 6.6, and the Spouse has waived the right to be the Participant’s Beneficiary,

(2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no “qualified domestic relations order” as defined in Code §414(p) which provides otherwise),

(3) the Participant has no Spouse, or

(4) the Spouse cannot be located.

In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke a designation of a Beneficiary or change a Beneficiary by filing written (or in such other form as permitted by the IRS) notice of such revocation or change with the Administrator. However, the Participant’s Spouse must again consent in writing (or in such other form as permitted by the IRS) to any change in Beneficiary unless the original consent acknowledged that the Spouse had the right to limit consent only to a specific Beneficiary and that the Spouse voluntarily elected to relinquish such right.

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(e) Beneficiary if no Beneficiary elected by Participant. A Participant may, at any time, designate a Beneficiary for death benefits, if any, payable under the Plan that are in excess of the Pre-Retirement Survivor Annuity without the waiver or consent of the Participant’s Spouse. In the event no valid designation of Beneficiary exists, or if the Beneficiary with respect to a portion of a Participant’s death benefit is not alive at the time of the Participant’s death and no contingent Beneficiary has been designated, then such portion of the death benefit will be paid in the following order of priority, unless the Employer specifies a different order of priority in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), to:

(1) The Participant’s surviving Spouse;

(2) The Participant’s issue, per stirpes;

(3) The Participant’s surviving parents, in equal shares; or

(4) The Participant’s estate.

If the Beneficiary does not predecease the Participant, but dies prior to distribution of the death benefit, the death benefit will be paid to the Beneficiary’s “designated Beneficiary” (or if there is no “designated Beneficiary,” to the Beneficiary’s estate). For purposes of these provisions, and with respect to any Beneficiary designations, adopted children shall be treated as children.

(f) Divorce revokes spousal Beneficiary designation. Notwithstanding anything in this Section to the contrary, unless otherwise elected in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), if a Participant has designated the Spouse as a Beneficiary, then a divorce decree that relates to such Spouse shall revoke the Participant’s designation of the Spouse as a Beneficiary unless the decree or a “qualified domestic relations order” (within the meaning of Code §414(p)) provides otherwise or a subsequent Beneficiary designation is made.

(g) Simultaneous death of Participant and Beneficiary. If a Participant and his or her Beneficiary should die simultaneously, or under circumstances that render it difficult or impossible to determine who predeceased the other, then unless the Participant’s Beneficiary designation otherwise specifies, the Administrator will presume conclusively that the Beneficiary predeceased the Participant.

(h) Slayer statute. The Administrator may apply slayer statutes, or similar rules which prohibit inheritance by a person who murders someone from whom he or she stands to inherit, under applicable state laws without regard to federal pre-emption of such state laws.

(i) Insured death benefit. If the Plan provides an insured death benefit and a Participant dies before any insurance coverage to which the Participant is entitled under the Plan is effected, the death benefit from such insurance coverage shall be limited to the premium which was or otherwise would have been used for such purpose.

(j) Plan terms control. In the event of any conflict between the terms of this Plan and the terms of any Contract issued hereunder, the Plan provisions shall control.

6.3	DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

In the event of a Participant’s Total and Permanent Disability prior to the Participant’s Retirement Date or other severance of employment, all amounts credited to such Participant’s Combined Account shall, if elected in the Adoption Agreement, become fully Vested. In the event of a Participant’s Total and Permanent Disability, the Participant’s entire Vested interest in the Plan will be distributable and may be distributed in accordance with the provisions of Sections 6.5 and 6.7.

6.4	DETERMINATION OF BENEFITS UPON TERMINATION

(a) Payment on severance of employment. If a Participant’s employment with the Employer and any Affiliated Employer is severed for any reason other than death, Total and Permanent Disability, or attainment of the Participant’s Retirement Date, then such Participant shall be entitled to such benefits as are provided herein.

Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant’s death, Total and Permanent Disability, Early or Normal Retirement). However, at the election of the Participant, the Administrator shall direct that the entire Vested portion of the Terminated Participant’s Combined Account be payable to such Terminated Participant provided the conditions, if any, set forth in the Adoption Agreement have been satisfied. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including but not limited to, all notice and consent requirements of Code §§411(a)(11) and 417 and the Regulations thereunder.

Regardless of whether distributions in kind are permitted, in the event the amount of the Vested portion of the Terminated Participant’s Combined Account equals or exceeds the fair market value of any insurance Contracts, the Trustee (or Insurer), when so directed by the Administrator and agreed to by the Terminated Participant, shall assign, transfer, and set over to such Terminated Participant all Contracts on such Terminated Participant’s life in such form or with such endorsements, so that the settlement options and forms of payment are

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consistent with the provisions of Section 6.5. In the event that the Terminated Participant’s Vested portion does not at least equal the fair market value of the Contracts, if any, the Terminated Participant may pay over to the Trustee (or Insurer) the sum needed to make the distribution equal to the value of the Contracts being assigned or transferred, or the Trustee (or Insurer), pursuant to the Participant’s election, may borrow the cash value of the Contracts from the Insurer so that the value of the Contracts is equal to the Vested portion of the Terminated Participant’s Combined Account and then assign the Contracts to the Terminated Participant.

Notwithstanding the above, unless otherwise elected in the Adoption Agreement, if the value of a Terminated Participant’s Vested benefit derived from Employer and Employee contributions does not exceed $5,000 (or such lower amount as elected in the Adoption Agreement), the Administrator shall direct that the entire Vested benefit be paid to such Participant in a single lump-sum as soon as practical without regard to the consent of the Participant, provided the conditions, if any, set forth in the Adoption Agreement have been satisfied. A Participant’s Vested benefit shall not include (1) qualified voluntary employee contributions within the meaning of Code §72(o)(5)(B) and (2) if selected in the Conditions for Distributions Upon Severance of Employment Section of the Adoption Agreement, the Participant’s Rollover Account. If a mandatory distribution is made pursuant to this paragraph and such distribution is greater than $1,000 and the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a “direct rollover” in accordance with Section 6.15 or to receive the distribution directly, then the Administrator shall transfer such amount to an individual retirement account described in Code §408(a) or an individual retirement annuity described in Code §408(b) designated by the Administrator. However, if the Participant elects to receive or make a “direct rollover” of such amount, then the Administrator shall direct the Trustee (or Insurer) to cause the entire Vested benefit to be paid to such Participant in a single lump sum, or make a “direct rollover” pursuant to Section 6.15, provided the conditions, if any, set forth in the Adoption Agreement have been satisfied. The Administrator may establish a uniform and nondiscriminatory procedure as to whether a Participant who fails to make an Affirmative Election with respect to a mandatory distribution of $1,000 or less is treated as having made a “direct rollover” election. For purposes of determining whether the $1,000 threshold set forth in this paragraph is met, the mandatory distribution includes amounts in a Participant’s Rollover Account. For purposes of determining whether the $5,000 threshold in this paragraph is met, a Participant’s Rollover Account is taken into account unless otherwise elected in the Adoption Agreement. Furthermore, the Administrator may apply this paragraph by treating a Participant’s Roth Elective Deferral Account separately from the Participant’s other Accounts.

(b) Vesting schedule. The Vested portion of any Participant’s Account shall be a percentage of such Participant’s Account determined on the basis of the Participant’s number of Years of Service (or Periods of Service if the elapsed time method is elected) according to the vesting schedule specified in the Adoption Agreement. However, a Participant’s entire interest in the Plan shall be non-forfeitable upon the Participant’s Normal Retirement Age (if the Participant is employed by the Employer on or after such date).

(c) EGTRRA matching vesting schedule. If the Employer maintained a vesting schedule for matching contributions that did not comply with Code §411(a)(2) as in effect prior to the enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001, then the matching contribution vesting schedule selected in the Adoption Agreement shall apply to Participants who complete an Hour of Service in a Plan Year beginning after December 31, 2001, unless a provision was adopted to have the vesting schedule apply to all Participants. However, if specified in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), the matching contribution vesting schedule set forth in the Adoption Agreement shall only apply to the portion of the Participant’s Account attributable to matching contributions made after December 31, 2001 and matching contributions made prior to the first day of the first Plan Year beginning after December 31, 2001 will vest in accordance with the vesting schedule then in effect.

(d) PPA Employer Nonelective profit sharing vesting schedule. For Plan Years beginning after December 31, 2006, if the Employer maintained a vesting schedule for Employer Nonelective profit sharing contributions that did not comply with Code §411(a)(2) as in effect prior to the enactment of the Pension Protection Act of 2006, then the vesting schedule selected in the Adoption Agreement for Employer Nonelective profit sharing contributions shall apply to Participants who complete an Hour of Service in a Plan Year beginning after December 31, 2006, unless a provision was adopted to have the vesting schedule apply to all Participants. However, if specified in the Adoption Agreement, the Employer Nonelective profit sharing contribution vesting schedule set forth in the Adoption Agreement shall only apply to the portion of the Participant’s Account attributable to such contributions made after December 31, 2006 and contributions made prior to such date will vest in accordance with the vesting schedule then in effect.

(e) Top-heavy vesting schedule. For any Top-Heavy Plan Year, the minimum top-heavy vesting schedule elected by the Employer in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections) will automatically apply to the Plan. The minimum top-heavy vesting schedule applies to all benefits within the meaning of Code §411(a)(7) except those attributable to Employee contributions, including benefits accrued before the effective date of Code §416 and benefits accrued before the Plan became top-heavy. Further, no decrease in a Participant’s Vested percentage shall occur in the event the Plan’s status as top-heavy changes for any Plan Year. However, this Subsection does not apply to the Account balances of any Employee who does not have an Hour of Service after the Plan has initially become top-heavy and the Vested percentage of such Employee’s Participant’s Account shall be determined without regard to this Section 6.4(e). Furthermore, pursuant to Code §416(i)(4), Participants whose employment is governed by a collective bargaining agreement between the Employer and employee representatives under which retirement benefits were the subject of good faith bargaining will not be subject to this Subsection unless otherwise provided in the collective bargaining agreement.

If in any subsequent Plan Year the Plan ceases to be a Top-Heavy Plan, then unless a specific Plan amendment is made to provide otherwise, the Administrator will continue to use the vesting schedule in effect while the Plan was a Top-Heavy Plan.

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Defined Contribution Volume Submitter Plan

(f) 100% vesting on partial or full Plan termination. Upon the complete discontinuance of the Employer’s contributions to the Plan (if this is a profit sharing plan) or upon any full or partial termination of the Plan, all amounts then credited to the Account of any affected Participant shall become 100% Vested and shall not thereafter be subject to Forfeiture.

(g) No reduction in Vested percentage due to change in vesting schedule. If this is an amended or restated Plan, then notwithstanding the vesting schedule specified in the Adoption Agreement, the Vested percentage of a Participant’s Account shall not be less than the Vested percentage attained as of the later of the Effective Date or adoption date of this amendment and restatement. The computation of a Participant’s nonforfeitable percentage of such Participant’s interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Article, or due to changes in the Plan’s status as a Top-Heavy Plan. Furthermore, if the Plan’s vesting schedule is amended (including a change in the calculation of Years of Service or Periods or Service), then the amended schedule will only apply to those Participants who complete an Hour of Service after the effective date of the amendment.

(h) Continuation of old schedule if 3 Years of Service. If the Plan’s vesting schedule is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of the Participant’s nonforfeitable percentage or if the Plan is deemed amended by an automatic change to a top-heavy vesting schedule, then each Participant with at least three (3) Years of Service (or Periods of Service if the elapsed time method is elected) as of the expiration date of the election period may elect to have such Participant’s nonforfeitable percentage computed under the Plan without regard to such amendment or change. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant’s election period shall commence on the adoption date of the amendment, or deemed adoption date, and shall end sixty (60) days after the latest of:

(1) the adoption date, or deemed adoption date, of the amendment,

(2) the effective date of the amendment, or

(3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

(i) Excludable service for vesting. In determining Years of Service or Periods of Service for purposes of vesting under the Plan, Years of Service or Periods of Service shall be excluded as elected in the Adoption Agreement. For this purpose, a predecessor plan is described in Regulation §1.411(a)-5(b)(3).

6.5	DISTRIBUTION OF BENEFITS

(a) Qualified Joint and Survivor Annuity.

(1) Unless otherwise elected as provided below, a Participant who is married on the Annuity Starting Date and who does not die before the Annuity Starting Date shall receive the value of all Plan benefits in the form of a Joint and Survivor Annuity. The Joint and Survivor Annuity is an annuity that commences immediately and shall be equal in value to a single life annuity. Such joint and survivor benefits following the Participant’s death shall continue to the Spouse during the Spouse’s lifetime at a rate equal to either fifty percent (50%), seventy-five percent (75%) (or, sixty-six and two-thirds percent (66 2/3%) if the Insurer used to provide the annuity does not offer a joint and seventy-five percent (75%) survivor annuity), or one hundred percent (100%) of the rate at which such benefits were payable to the Participant. Unless otherwise elected in the Adoption Agreement, a joint and fifty percent (50%) survivor annuity shall be considered the designated qualified Joint and Survivor Annuity and the normal form of payment for the purposes of this Plan. However, the Participant may, without spousal consent, elect an alternative Joint and Survivor Annuity, which alternative shall be equal in value to the designated qualified Joint and Survivor Annuity. An unmarried Participant shall receive the value of such Participant’s benefit in the form of a life annuity. Such unmarried Participant, however, may elect to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the Joint and Survivor Annuity by a married Participant, but without fulfilling the spousal consent requirement. The Participant may elect to have any annuity provided for in this Section distributed upon the attainment of the “earliest retirement age” under the Plan. The “earliest retirement age” is the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

(2) Any election to waive the Joint and Survivor Annuity must be made by the Participant in writing (or in such other form as permitted by the IRS) during the election period and be consented to in writing (or in such other form as permitted by the IRS) by the Participant’s Spouse. If the Spouse is legally incompetent to give consent, the Spouse’s legal guardian, even if such guardian is the Participant, may give consent. Such election shall designate a Beneficiary (or a form of benefits) that may not be changed without spousal consent (unless the consent of the Spouse expressly permits designations by the Participant without the requirement of further consent by the Spouse). Such Spouse’s consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no Spouse, the Spouse cannot be located, or other circumstances that may be prescribed by Regulations. The election made by the Participant and consented to by such Participant’s Spouse may be revoked by the Participant in writing (or in such other form as permitted by the IRS) without the consent of the Spouse at any time during the election period. A revocation of a prior election shall cause the Participant’s benefits to be distributed as a Joint and Survivor Annuity. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former Spouse’s waiver shall not be binding on a new Spouse.

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(3) The election period to waive the Joint and Survivor Annuity shall be the one-hundred eighty (180) (ninety (90) for Plan Years beginning before January 1, 2007) day period ending on the Annuity Starting Date.

(4) For purposes of this Section and Section 6.6, Spouse or surviving Spouse means the Spouse or surviving Spouse of the Participant, provided that a former Spouse will be treated as the Spouse or surviving Spouse and a current Spouse will not be treated as the Spouse or surviving Spouse to the extent provided under a “qualified domestic relations order” as described in Code §414(p).

(5) With regard to the election, except as otherwise provided herein, the Administrator shall, in accordance with Regulation §1.417(a)(3)-1, provide to the Participant no less than thirty (30) days and no more than one-hundred eighty (180) (ninety (90) for Plan Years beginning before January 1, 2007) days before the Annuity Starting Date a written (or such other form as permitted by the IRS) explanation of:

(i) the terms and conditions of the qualified Joint and Survivor Annuity, and, effective for Plan Years beginning on or after January 1, 2007, the “qualified optional survivor annuity” that is payable in lieu of the qualified Joint and Survivor Annuity,

(ii) the Participant’s right to make and the effect of an election to waive the Joint and Survivor Annuity,

(iii) the right of the Participant’s Spouse to consent to any election to waive the Joint and Survivor Annuity, and

(iv) the right of the Participant to revoke such election, and the effect of such revocation.

(6) Any distribution provided for in this Section may commence less than thirty (30) days after the notice required by Code §417(a)(3) is given provided the following requirements are satisfied:

(i) the Administrator clearly informs the Participant that the Participant has a right to a period of thirty (30) days after receiving the notice to consider whether to waive the Joint and Survivor Annuity and to elect (with spousal consent) a form of distribution other than a Joint and Survivor Annuity;

(ii) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven (7) day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant;

(iii) the Annuity Starting Date is after the time that the explanation of the Joint and Survivor Annuity is provided to the Participant. However, the Annuity Starting Date may be before the date that any affirmative distribution election is made by the Participant and before the date that the distribution is permitted to commence under (iv) below; and

(iv) distribution in accordance with the affirmative distribution election does not commence before the expiration of the seven (7) day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant.

(b) Alternative forms of distributions. In the event a married Participant duly elects pursuant to paragraph (a)(2) above not to receive the benefit in the form of a Joint and Survivor Annuity, or if such Participant is not married, in the form of a life annuity, the Administrator, pursuant to the election of the Participant, shall direct the distribution to a Participant or Beneficiary any amount to which the Participant or Beneficiary is entitled under the Plan in one or more of the following methods which are permitted pursuant to the Adoption Agreement.

(1) One lump-sum payment in cash or in property, provided that if a distribution of property is permitted, it shall be limited to property that is specifically allocated and identifiable with respect to such Participant.

(2) Partial withdrawals.

(3) Payments over a period certain in monthly, quarterly, semi-annual, or annual cash installments. The period over which such payment is to be made shall not extend beyond the earlier of the Participant’s life expectancy (or the joint life expectancy of the Participant and the Participant’s designated Beneficiary). Once payments have begun, a Participant may elect to accelerate the payments (reduce the term and increase payments).

(4) Purchase of or providing an annuity. However, such annuity may not be in any form that will provide for payments over a period extending beyond the life of the Participant (or the lives of the Participant and the Participant’s designated Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and the Participant’s designated Beneficiary).

(c) Consent to distributions. Benefits may not be paid without the Participant’s and the Participant’s Spouse’s consent if the present value of the Participant’s Joint and Survivor Annuity derived from Employer and Employee contributions exceeds $5,000 and the benefit is “immediately distributable.” However, spousal consent is not required if the distribution will be made in the form of a qualified Joint and Survivor Annuity and the benefit is “immediately distributable.” A benefit is “immediately distributable” if any part of the benefit could be distributed to the Participant (or surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of the Participant’s Normal Retirement Age or age 62.

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Notwithstanding the foregoing, if the value of the Participant’s benefit derived from Employer and Employee contributions does not exceed $5,000, then the Administrator will distribute such benefit in a lump-sum. No distribution may be made under the preceding sentence after the Annuity Starting Date unless the Participant and the Participant’s Spouse consent in writing (or in such other form as permitted by the IRS) to such distribution. Any consent required under this paragraph must be obtained not more than one-hundred eighty (180) (ninety (90) for Plan Years beginning before January 1, 2007) days before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)(2).

For purposes of this Subsection, the Participant’s benefit derived from Employer and Employee contributions shall not include: (1) the Participant’s Qualified Voluntary Employee Contribution Account, and (2) if selected in the Conditions for Distributions Upon Severance of Employment Section of the Adoption Agreement, the Participant’s Rollover Account.

(d) Obtaining consent. The following rules will apply with respect to the consent requirements set forth in Subsection (c):

(1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code §417;

(2) The Participant must be informed of the right, if any, to defer receipt of the distribution, and for Plan Years beginning on or after January 1, 2007 a description of the consequences of failing to defer any distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions that are required under Section 6.8;

(3) Notice of the rights specified under this paragraph shall be provided no less than thirty (30) days and no more than one-hundred eighty (180) (ninety (90) for Plan Years beginning before January 1, 2007) days before the Annuity Starting Date;

(4) Written (or such other form as permitted by the IRS) consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than one-hundred eighty (180) (ninety (90) for Plan Years beginning before January 1, 2007) days before the Annuity Starting Date; and

(5) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

(e) Required minimum distributions (Code §401(a)(9)). Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant’s benefits, whether under the Plan or through the purchase of an annuity Contract, shall be made in accordance with the requirements of Section 6.8.

(f) Annuity Contracts. All annuity Contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity Contract purchased and distributed to a Participant or Spouse shall comply with all of the requirements of this Plan.

(g) TEFRA 242(b)(2) election. The provisions of this Section shall not apply to distributions made in accordance with Plan Section 6.8(a)(4).

(h) Distribution from partially Vested Account. If a distribution is made to a Participant who has not severed employment and who is not fully Vested in the Participant’s Account, and the Participant may increase the Vested percentage in such Account, then at any relevant time the Participant’s Vested portion of the Account will be equal to an amount (“X”) determined by the formula:

X = P (AB plus D) - D

For purposes of applying the formula: P is the Vested percentage at the relevant time, AB is the Account balance at the relevant time, D is the amount of distribution, and the relevant time is the time at which, under the Plan, the Vested percentage in the Account cannot increase.

(i) Transition rules.

(1) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Subsections of this Section must be given the opportunity to elect to have such prior Subsections apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten (10) years of vesting service when he or she separated from service.

(2) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Subsection (4) below.

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(3) The respective opportunities to elect (as described in Subsections (1) and (2) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

(4) Any Participant who has elected pursuant to Subsection (2) above and any Participant who does not elect under Subsection (1) or who meets the requirements of Subsection (1) except that such Participant does not have at least ten (10) years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

(i) If benefits in the form of a life annuity become payable to a married Participant who:

(A) begins to receive payments under the Plan on or after Normal Retirement Age; or

(B) dies on or after Normal Retirement Age while still working for the Employer; or

(C) begins to receive payments on or after the “qualified early retirement age”; or

(D) separates from service on or after attaining Normal Retirement Age (or the “qualified early retirement age”) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

then such benefits will be received under this Plan in the form of a qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least six (6) months before the Participant attains “qualified early retirement age” and end not more than one-hundred eighty (180) (ninety (90) days for Plan Years beginning before January 1, 2007) before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

(ii) A Participant who is employed after attaining the “qualified early retirement age” will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (A) the 90th day before the Participant attains the “qualified early retirement age,” or (B) the date on which Participation begins, and ends on the date the Participant terminates employment.

(iii) For purposes of this Subsection, the “qualified early retirement age” means the latest of: (A) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits, (B) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or (C) the date the Participant begins participation.

(j) Qualified optional survivor annuity

(1) Right to elect “qualified optional survivor annuity.” Notwithstanding the preceding, effective with respect to Plan Years beginning after December 31, 2007 and prior to the date this Plan is adopted, the Plan satisfied the “qualified optional survivor annuity” provisions set forth in this Subsection. A Participant who elected to waive the qualified Joint and Survivor Annuity form of benefit was entitled to elect the “qualified optional survivor annuity” at any time during the applicable election period. Furthermore, the written explanation of the Joint and Survivor Annuity explains the terms and conditions of the “qualified optional survivor annuity.”

(2) Definition of “qualified optional survivor annuity.”

(i) General. For purposes of this Article, the term “qualified optional survivor annuity” means an annuity:

(A) For the life of the Participant with a survivor annuity for the life of the Participant’s Spouse which is equal to the “applicable percentage” of the amount of the annuity which is payable during the joint lives of the Participant and the Participant’s Spouse, and

(B) Which is the actuarial equivalent of a single annuity for the life of the Participant.

Such term also includes any annuity in a form having the effect of an annuity described in the preceding sentence.

(ii) Applicable percentage. For purposes of this Subsection, the “applicable percentage” is based on the survivor annuity percentage (i.e., the percentage which the survivor annuity under the Plan’s qualified Joint and Survivor Annuity bears to the

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annuity payable during the joint lives of the Participant and the Participant’s Spouse). If the survivor annuity percentage is less than seventy-five percent (75%), then the “applicable percentage” is seventy-five percent (75%); otherwise, the “applicable percentage” is fifty percent (50%).

6.6	DISTRIBUTION OF BENEFITS UPON DEATH

(a) Qualified Pre-Retirement Survivor Annuity (QPSA). Unless otherwise elected as provided below, a Vested Participant who dies before the Annuity Starting Date and who has a surviving Spouse shall have the Pre-Retirement Survivor Annuity paid to the surviving Spouse. The Participant’s Spouse may direct that payment of the Pre-Retirement Survivor Annuity commence within a reasonable period after the Participant’s death. If the Spouse does not so direct, payment of such benefit will commence at the time the Participant would have attained the later of Normal Retirement Age or age 62. However, the Spouse may elect a later commencement date. Any distribution to the Participant’s Spouse shall be subject to the rules specified in Section 6.8.

(b) Election to waive QPSA. Any election to waive the Pre-Retirement Survivor Annuity before the Participant’s death must be made by the Participant in writing (or in such other form as permitted by the IRS) during the election period and shall require the Spouse’s irrevocable consent in the same manner provided for in Section 6.5(a)(2). Further, the Spouse’s consent must acknowledge the specific non-Spouse Beneficiary. Notwithstanding the foregoing, the non-Spouse Beneficiary need not be acknowledged, provided the consent of the Spouse acknowledges that the Spouse has the right to limit consent only to a specific Beneficiary and that the Spouse voluntarily elects to relinquish such right.

(c) Time to waive QPSA. The election period to waive the Pre-Retirement Survivor Annuity shall begin on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant’s death. An earlier waiver (with spousal consent) may be made provided a written (or such other form as permitted by the IRS) explanation of the Pre-Retirement Survivor Annuity is given to the Participant and such waiver becomes invalid at the beginning of the Plan Year in which the Participant turns age 35. In the event a Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

(d) QPSA notice. With regard to the election, the Administrator shall provide each Participant within the applicable election period, with respect to such Participant (and consistent with Regulations), a written (or such other form as permitted by the IRS) explanation of the Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to Section 6.5(a)(5). For the purposes of this paragraph, the term “applicable period” means, with respect to a Participant, whichever of the following periods ends last:

(1) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

(2) A reasonable period after the individual becomes a Participant;

(3) A reasonable period ending after the Plan no longer fully subsidizes the cost of the Pre-Retirement Survivor Annuity with respect to the Participant; or

(4) A reasonable period ending after Code §401(a)(11) applies to the Participant.

For purposes of applying this Subsection, a reasonable period ending after the enumerated events described in (2), (3) and (4) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the “applicable period” for such Participant shall be redetermined.

(e) Pre-REA. The Pre-Retirement Survivor Annuity provided for in this Section shall apply only to Participants who are credited with an Hour of Service on or after August 23, 1984. Participants who are not credited with an Hour of Service on or after August 23, 1984, shall be provided with rights to the Pre-Retirement Survivor Annuity in accordance with Section 303(e)(2) of the Retirement Equity Act of 1984.

(f) Consent. If the value of the Pre-Retirement Survivor Annuity derived from Employer and Employee contributions does not exceed $5,000, the Administrator shall direct the distribution of such amount to the Participant’s Spouse in a single lump-sum as soon as practicable. No distribution may be made under the preceding sentence after the Annuity Starting Date unless the Spouse consents in writing (or in such other form as permitted by the IRS). If the value exceeds $5,000, an immediate distribution of the entire amount may be made to the surviving Spouse, provided such surviving Spouse consents in writing (or in such other form as permitted by the IRS) to such distribution. Any consent required under this paragraph must be obtained not more than one-hundred eighty (180) days (ninety (90) days for Plan Years beginning before January 1, 2007) before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)(2).

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(g) Alternative forms of distribution. Death benefits may be paid to a Participant’s Beneficiary in one of the following optional forms of benefits subject to the rules specified in Section 6.8 and the elections made in the Adoption Agreement. Such optional forms of distributions may be elected by the Participant in the event there is an election to waive the Pre-Retirement Survivor Annuity, and for any death benefits in excess of the Pre-Retirement Survivor Annuity. However, if no optional form of distribution was elected by the Participant prior to death, then the Participant’s Beneficiary may elect the form of distribution.

(1) One lump-sum payment in cash or in property that is allocated to the Accounts of the Participant at the time of the distribution.

(2) Partial withdrawals.

(3) Payment in monthly, quarterly, semi-annual, or annual cash installments over a period to be determined by the Participant or the Participant’s Beneficiary. In order to provide such installment payments, the Administrator may (A) segregate the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other liquid short-term security or (B) purchase a nontransferable annuity Contract for a term certain (with no life contingencies) providing for such payment. After periodic installments commence, the Beneficiary shall have the right to reduce the period over which such periodic installments shall be made, and the cash amount of such periodic installments shall be adjusted accordingly.

(4) In the form of an annuity over the life expectancy of the Beneficiary.

(5) If death benefits in excess of the Pre-Retirement Survivor Annuity are to be paid to the surviving Spouse, such benefits may be paid pursuant to (1), (2) or (3) above, or used to purchase an annuity so as to increase the payments made pursuant to the Pre-Retirement Survivor Annuity.

(h) Required minimum distributions (Code §401(a)(9)). Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall comply with the requirements of Section 6.8.

(i) Payment to a child. For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving Spouse if the amount becomes payable to the surviving Spouse when the child reaches the age of majority.

(j) Voluntary Contribution Account. In the event that less than one hundred percent (100%) of a Participant’s interest in the Plan is distributed to such Participant’s Spouse, the portion of the distribution attributable to the Participant’s Voluntary Contribution Account shall be in the same proportion that the Participant’s Voluntary Contribution Account bears to the Participant’s total interest in the Plan.

(k) TEFRA 242(b)(2) election. The provisions of this Section shall not apply to distributions made in accordance with Section 6.8(a)(4).

6.7	TIME OF DISTRIBUTION

Except as limited by Section 6.8, whenever a distribution is to be made, or a series of payments are to commence, the distribution or series of payments may be made or begun as soon as practicable. Notwithstanding anything in the Plan to the contrary, unless a Participant otherwise elects, payments of benefits under the Plan will begin not later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (b) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates service with the Employer. The failure of a Participant and, if applicable, the Participant’s Spouse, to request a distribution shall be deemed to be an election to defer the commencement of payment of any benefit until the time otherwise permitted under the Plan.

6.8	REQUIRED MINIMUM DISTRIBUTIONS

(a) General rules

(1) Effective Date. Subject to the Joint and Survivor Annuity requirements set forth in Plan Section 6.5, the requirements of this Section shall apply to any distribution of a Participant’s interest in the Plan and will take precedence over any inconsistent provisions of this Plan.

(2) Requirements of Treasury Regulations incorporated. All distributions required under this Section will be determined and made in accordance with the Regulations under Code §401(a)(9) and the minimum distribution incidental benefit requirement of Code §401(a)(9)(G).

(3) Limits on distribution periods. As of the first “distribution calendar year,” distributions to a Participant may only be made in accordance with the selections made in the Form of Distributions Section of the Adoption Agreement. If such distributions are not made in a single-sum, then they may only be made over one of the following periods: (i) the life of the Participant, (ii) the

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joint lives of the Participant and a “designated Beneficiary,” (iii) a period certain not extending beyond the “life expectancy” of the Participant, or (iv) a period certain not extending beyond the joint life and last survivor expectancy of the Participant and a “designated Beneficiary.”

(4) TEFRA Section 242(b)(2) elections.

(i) Notwithstanding the other provisions of this Section, other than the Spouse’s right of consent afforded under the Plan, distributions may be made on behalf of any Participant, including a five percent (5%) owner, who has made a designation in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and in accordance with all of the following requirements (regardless of when such distribution commences):

(A) The distribution by the Plan is one which would not have disqualified such Plan under Code §401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

(B) The distribution is in accordance with a method of distribution designated by the Participant whose interest in the Plan is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

(C) Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

(D) The Participant had accrued a benefit under the Plan as of December 31, 1983.

(E) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant’s death, the Beneficiaries of the Participant listed in order of priority.

(ii) A distribution upon death will not be covered by the transitional rule of this Subsection unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

(iii) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in (i)(A) and (i)(E) of this Subsection.

(iv) If a designation is revoked, any subsequent distribution must satisfy the requirements of Code §401(a)(9) and the Regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code §401(a)(9) and the Regulations thereunder, but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).

(v) In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Regulation §1.401(a)(9)-8, Q&A-14 and Q&A-15, shall apply.

(b) Time and manner of distribution

(1) Required beginning date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s “required beginning date.”

(2) Death of Participant before distributions begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows as elected in the Distributions Upon Death Section of the Adoption Agreement (or if no election is made, then the Beneficiary may elect either the lifetime method or the five-year method):

(i) Lifetime method (Spouse). If the Participant’s surviving Spouse is the Participant’s sole “designated Beneficiary,” then, except as otherwise provided herein, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

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(ii) Lifetime method (non-Spouse). If the Participant’s surviving Spouse is not the Participant’s sole “designated Beneficiary,” then, except as provided in Section 6.8(b)(3) below, distributions to the “designated Beneficiary” will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(iii) Five-year method. If there is no “designated Beneficiary” as of September 30 of the year following the year of the Participant’s death or if otherwise elected pursuant to the Adoption Agreement with respect to a “designated Beneficiary,” the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(iv) Death of Spouse. If the Participant’s surviving Spouse is the Participant’s sole “designated Beneficiary” and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Section 6.8(b)(2), other than Section 6.8(b)(2)(i), will apply as if the surviving Spouse were the Participant.

For purposes of this Section 6.8(b)(2) and Section 6.8(b)(3), unless Section 6.8(b)(2)(iv) applies, distributions are considered to begin on the Participant’s “required beginning date.” If Section 6.8(b)(2)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under Section 6.8(b)(2)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s “required beginning date” (or to the Participant’s surviving Spouse before the date distributions are required to begin to the surviving Spouse under Section 6.8(b)(2)(i)), the date distributions are considered to begin is the date distributions actually commence.

(3) Forms of distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the “required beginning date,” as of the first “distribution calendar year” distributions will be made in accordance with Sections 6.8(c) and 6.8(d) and only in a form of distribution provided in Section 6.5 or 6.6, as applicable. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code §401(a)(9) and the Regulations thereunder.

(c) Required minimum distributions during Participant’s lifetime

(1) Amount of required minimum distribution for each “distribution calendar year.” During the Participant’s lifetime, the minimum amount that will be distributed for each “distribution calendar year” is the lesser of the following, as elected in the Form of Distributions Section of the Adoption Agreement:

(i) the quotient obtained by dividing the “Participant’s account balance” by the distribution period in the Uniform Lifetime Table set forth in Regulation §1.401(a)(9)-9, using the Participant’s age as of the Participant’s birthday in the “distribution calendar year”; or

(ii) if the Participant’s sole “designated Beneficiary” for the “distribution calendar year” is the Participant’s Spouse, the quotient obtained by dividing the “Participant’s account balance” by the number in the Joint and Last Survivor Table set forth in Regulation §1.401(a)(9)-9, using the Participant’s and Spouse’s attained ages as of the Participant’s and Spouse’s birthdays in the “distribution calendar year.”

(2) Lifetime required minimum distributions continue through year of Participant’s death. Required minimum distributions will be determined under this Section 6.8(c) beginning with the first “distribution calendar year” and up to and including the “distribution calendar year” that includes the Participant’s date of death.

(d) Required minimum distributions after Participant’s death

(1) Death on or after date distributions begin.

(i) Participant survived by “designated Beneficiary.” If the Participant dies on or after the date distributions begin and there is a “designated Beneficiary,” the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the “Participant’s account balance” by the longer of the remaining “life expectancy” of the Participant or the remaining “life expectancy” of the Participant’s “designated Beneficiary,” determined as follows:

(A) The Participant’s remaining “life expectancy” is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(B) If the Participant’s surviving Spouse is the Participant’s sole “designated Beneficiary,” the remaining “life expectancy” of the surviving Spouse is calculated for each “distribution calendar year” after the year of the Participant’s death using the surviving Spouse’s age as of the Spouse’s birthday in that year. For “distribution calendar years” after the year of the surviving Spouse’s death, the remaining “life expectancy” of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year.

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(C) If the Participant’s surviving Spouse is not the Participant’s sole “designated Beneficiary,” the “designated Beneficiary’s” remaining “life expectancy” is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(ii) No “designated Beneficiary.” If the Participant dies on or after the date distributions begin and there is no “designated Beneficiary” as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the “Participant’s account balance” by the Participant’s remaining “life expectancy” calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2) Death before date distributions begin.

(i) Participant survived by “designated Beneficiary.” Except as provided in Sections 6.8(b)(2) and 6.8(b)(3), if the Participant dies before the date distributions begin and there is a “designated Beneficiary,” the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the “Participant’s account balance” by the remaining “life expectancy” of the Participant’s “designated Beneficiary,” determined as provided in Section 6.8(d)(1).

(ii) No “designated Beneficiary.” If the Participant dies before the date distributions begin and there is no “designated Beneficiary” as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(iii) Death of surviving Spouse before distributions to surviving Spouse are required to begin. If the Participant dies before the date distributions begin, the Participant’s surviving Spouse is the Participant’s sole “designated Beneficiary,” and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Section 6.8(b)(2)(i), this Section 6.8(d)(2) will apply as if the surviving Spouse were the Participant.

(e) Definitions. For purposes of this Section, the following definitions apply:

(1) “Designated Beneficiary” means the individual who is designated as the Beneficiary under the Plan and is the “designated Beneficiary” under Code §401(a)(9) and Regulation §1.401(a)(9)-4.

(2) “Distribution calendar year” means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first “distribution calendar year” is the calendar year immediately preceding the calendar year which contains the Participant’s “required beginning date.” For distributions beginning after the Participant’s death, the first “distribution calendar year” is the calendar year in which distributions are required to begin under Section 6.8(b). The required minimum distribution for the Participant’s first “distribution calendar year” will be made on or before the Participant’s “required beginning date.” The required minimum distribution for other “distribution calendar years,” including the required minimum distribution for the “distribution calendar year” in which the Participant’s “required beginning date” occurs, will be made on or before December 31 of that “distribution calendar year.”

(3) “Life expectancy” means the life expectancy as computed by use of the Single Life Table in Regulation §1.401(a)(9)-9.

(4) “Participant’s account balance” means the Participant’s account balance as of the last Valuation Date in the calendar year immediately preceding the “distribution calendar year” (valuation calendar year) increased by the amount of any contributions made and allocated or Forfeitures allocated to the account balance as of the dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. For this purpose, the Administrator may exclude contributions that are allocated to the account balance as of dates in the valuation calendar year after the Valuation Date, but that are not actually made during the valuation calendar year. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the “distribution calendar year” if distributed or transferred in the valuation calendar year.

(5) “Required beginning date” means, except as otherwise elected in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), with respect to any Participant, April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires, except that benefit distributions to a “5-percent owner” must commence by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

(6) “5-percent owner” means a Participant who is a 5-percent owner as defined in Code §416 at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2. Once distributions have begun to a 5-percent owner under this Section they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

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(f) Waiver of 2009 required distributions

(1) Suspension of RMDs unless otherwise elected by Participant. This paragraph does not apply if the Employer elected options a., b., or c. at the WRERA – RMD Waivers for 2009 Section of the Adoption Agreement. Notwithstanding the provisions of the Plan relating to required minimum distributions under Code §401(a)(9), a Participant or Beneficiary who would have been required to receive required minimum distributions for 2009 but for the enactment of Code §401(a)(9)(H) (“2009 RMDs”), and who would have satisfied that requirement by receiving distributions that are (i) equal to the “2009 RMDs” or (ii) one or more payments in a series of substantially equal distributions (that include the “2009 RMDs”) made at least annually and expected to last for the life (or “life expectancy”) of the Participant, the joint lives (or joint “life expectancy”) of the Participant and the Participant’s “designated Beneficiary,” or for a period of at least 10 years (“Extended 2009 RMDs”), did not receive those distributions for 2009 unless the Participant or Beneficiary chooses to receive such distributions. Participants and Beneficiaries described in the preceding sentence were given the opportunity to elect to receive the distributions described in the preceding sentence.

(2) Continuation of RMDs unless otherwise elected by Participant. This paragraph applies if the Employer elected option b. at the WRERA – RMD Waivers for 2009 Section of the Adoption Agreement. Notwithstanding the provisions of the Plan relating to required minimum distributions under Code §401(a)(9), a Participant or Beneficiary who would have been required to receive required minimum distributions for 2009 but for the enactment of Code §401(a)(9)(H) (“2009 RMDs”), and who would have satisfied that requirement by receiving distributions that are (i) equal to the “2009 RMDs” or (ii) one or more payments in a series of substantially equal distributions (that include the “2009 RMDs”) made at least annually and expected to last for the life (or “life expectancy”) of the Participant, the joint lives (or joint “life expectancy”) of the Participant and the Participant’s “designated Beneficiary,” or for a period of at least 10 years (“Extended 2009 RMDs”), did not receive those distributions for 2009 unless the Participant or Beneficiary choose not to receive such distributions. Participants and Beneficiaries described in the preceding sentence were given the opportunity to elect to stop receiving the distributions described in the preceding sentence.

(3) Direct rollovers. Notwithstanding the provisions of the Plan relating to required minimum distributions under Code §401(a)(9), and solely for purposes of applying the direct rollover provisions of the Plan, certain additional distributions in 2009, as elected by the Employer in the WRERA – RMD Waivers for 2009 Section of the Adoption Agreement, were treated as eligible rollover distributions. If no election was made by the Employer in the Adoption Agreement, then a direct rollover was offered only for distributions that would have been eligible rollover distributions without regard to Code §401(a)(9)(H).

6.9	DISTRIBUTION FOR MINOR OR INCOMPETENT INDIVIDUAL

If, in the opinion of the Administrator, a Participant or Beneficiary entitled to a distribution is not able to care for his or her affairs because of a mental condition, a physical condition, or by reason of age, then the Administrator shall direct the distribution to the Participant’s or Beneficiary’s guardian, conservator, trustee, custodian (including under a Uniform Transfers or Gifts to Minors Act) or to his or her attorney-in-fact or to other legal representative, upon furnishing evidence of such status satisfactory to the Administrator. The Administrator and the Trustee (or Insurer) do not have any liability with respect to payments so made and neither the Administrator nor the Trustee (or Insurer) has any duty to make inquiry as to the competence of any person entitled to receive payments under the Plan.

6.10	LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

In the event that all, or any portion, of the distribution payable to a Participant or Beneficiary hereunder shall, at the later of the Participant’s attainment of age 62 or Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator to ascertain the whereabouts of such Participant or Beneficiary, the amount so distributable may, in the sole discretion of the Administrator, either be treated as a Forfeiture or be paid directly to an individual retirement account described in Code §408(a) or an individual retirement annuity described in Code §408(b). In addition, if the Plan provides for mandatory distributions and the amount to be distributed to a Participant or Beneficiary does not exceed $1,000, then the amount distributable may, in the sole discretion of the Administrator, either be treated as a Forfeiture, or be paid directly to an individual retirement account described in Code §408(a) or an individual retirement annuity described in Code §408(b) at the time it is determined that the whereabouts of the Participant or the Participant’s Beneficiary cannot be ascertained. In the event a Participant or Beneficiary is located subsequent to the Forfeiture, such benefit shall be restored, first from Forfeitures, if any, and then from an additional Employer contribution if necessary. Upon Plan termination, the portion of the distributable amount that is an “eligible rollover distribution” as defined in Section 6.15(b)(1) may be paid directly to an individual retirement account described in Code §408(a) or an individual retirement annuity described in Code §408(b). However, regardless of the preceding, a benefit that is lost by reason of escheat under applicable state law is not treated as a Forfeiture for purposes of this Section nor as an impermissible forfeiture under the Code.

6.11	IN-SERVICE DISTRIBUTION

If elected in the Adoption Agreement, at such time as the conditions set forth in the Adoption Agreement have been satisfied, then the Administrator, at the election of a Participant who has not severed employment with the Employer, shall direct the distribution of up to the entire Vested amount then credited to the Accounts as elected in the Adoption Agreement maintained on behalf of such Participant. For purposes of this Section, a Participant shall include an Employee who has an Account balance in the Plan. In the event that the Administrator makes such a distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Section 6.5, including, but not

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limited to, all notice and consent requirements of Code §§411(a)(11) and 417 and the Regulations thereunder. The Plan may, however, make a partial distribution pursuant to this Section regardless of whether partial distributions are otherwise permitted pursuant to the Adoption Agreement. Furthermore, if an in-service distribution is permitted from more than one account type, the Administrator may determine any ordering of a Participant’s in-service distribution from such accounts.

6.12	ADVANCE DISTRIBUTION FOR HARDSHIP

(a) Hardship events. For Profit Sharing Plans and 401(k) Plans (except to the extent Section 12.10 applies), if elected in the Adoption Agreement, the Administrator, at the election of the Participant, shall direct the distribution to any Participant in any one Plan Year up to the lesser of 100% of the Vested interest of the Accounts selected in the Adoption Agreement, valued as of the last Valuation Date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. For purposes of this Section, a Participant shall include an Employee who has an Account balance in the Plan. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the Valuation Date immediately preceding the date of distribution, and the Account from which the distribution is made shall be reduced accordingly. Withdrawal under this Section shall be authorized only if the distribution is for an immediate and heavy financial need. The Administrator will determine whether there is an immediate and heavy financial need based on the facts and circumstances. An immediate and heavy financial need includes, but is not limited to, a distribution for one of the following:

(1) Expenses for (or necessary to obtain) medical care (as defined in Code §213(d));

(2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

(3) Payments for burial or funeral expenses for the Participant’s deceased parent, Spouse, children or dependents (as defined in Code §152, and without regard to Code §152(d)(1)(B));

(4) Payment of tuition, related educational fees, and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Participant, the Participant’s Spouse, children, or dependents (as defined in Code §152, and without regard to Code §§152(b)(1), (b)(2), and (d)(1)(B));

(5) Payments necessary to prevent the eviction of the Participant from the Participant’s principal residence or foreclosure on the mortgage on that residence; or

(6) Expenses for the repair of damage to the Participant’s principal residence that would qualify for the casualty deduction under Code §165 (determined without regard to whether the loss exceeds 10% of adjusted gross income).

(b) Beneficiary-based distribution. If elected in Adoption Agreement, then effective as of the date specified in the Adoption Agreement, but no earlier than August 17, 2006, a Participant’s hardship event includes an immediate and heavy financial need of the Participant’s “primary Beneficiary under the Plan,” that would constitute a hardship event if it occurred with respect to the Participant’s Spouse or dependent as defined under Code §152 (such hardship events being limited to educational expenses, funeral expenses and certain medical expenses). For purposes of this Section, a Participant’s “primary Beneficiary under the Plan” is an individual who is named as a Beneficiary under the Plan (by the Participant or pursuant to Section 6.2(d)) and has an unconditional right to all or a portion of the Participant’s Account balance under the Plan upon the Participant’s death.

(c) Other limits and conditions. If elected in the Adoption Agreement, no distribution shall be made pursuant to this Section from the Participant’s Account until such Account has become fully Vested. Furthermore, if a hardship distribution is permitted from more than one Account, the Administrator may determine any ordering of a Participant’s hardship distribution from such Accounts.

(d) Distribution rules apply. Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code §§411(a)(11) and 417 and the Regulations thereunder.

6.13	SPECIAL RULE FOR CERTAIN PROFIT SHARING PLANS

(a) The provisions of this Section apply to a Participant in a Profit Sharing Plan or 401(k) Profit Sharing Plan to the extent elected in the Adoption Agreement. However, unless otherwise permitted pursuant to Regulation §1.411(d)-4, this Section shall not apply with respect to amounts that are transferred directly or indirectly (i.e., other than by a rollover) to this Plan from a defined benefit plan, money purchase pension plan, target benefit plan, or stock bonus or profit sharing plan which is subject to the survivor annuity requirements of Code §§401(a)(11) and 417.

(b) If an election is made to not offer life annuities as a form of distribution, then a Participant shall be prohibited from electing benefits in the form of a life annuity and the Joint and Survivor Annuity provisions of Section 6.5 shall not apply.

(c) If an election is made to offer life annuities as a form of distribution but not as the normal form of distribution, then the Joint and Survivor Annuity provisions of Section 6.5 shall not apply if a Participant does not elect an annuity form of distribution. Furthermore, Subsection (e) shall not apply if a Participant elects an annuity form of distribution.

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(d) Notwithstanding anything in Sections 6.2 and 6.6 to the contrary, upon the death of a Participant, the automatic form of distribution will be a lump-sum rather than a Qualified Pre-Retirement Survivor Annuity. Furthermore, the Participant’s Spouse will be the Beneficiary of the Participant’s entire Vested interest in the Plan unless an election is made to waive the Spouse as Beneficiary. The other provisions in Section 6.2 shall be applied by treating the death benefit in this Subsection as though it is a Qualified Pre-Retirement Survivor Annuity.

(e) Except to the extent otherwise provided in this Section, the provisions of Sections 6.2 and 6.5 regarding spousal consent shall be inoperative with respect to this Plan.

(f) If a distribution is one to which Code §§401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under Regulation §1.411(a)-11(c) is given, provided that:

(1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

(2) the Participant, after receiving the notice, affirmatively elects a distribution.

6.14	QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION

All benefits provided to a Participant in this Plan shall be subject to the rights afforded to any Alternate Payee under a “qualified domestic relations order.” Furthermore, unless otherwise elected in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), a distribution to an Alternate Payee shall be permitted if such distribution is authorized by a “qualified domestic relations order,” even if the affected Participant has not reached the “earliest retirement age.” For the purposes of this Section, “qualified domestic relations order” and “earliest retirement age” shall have the meanings set forth under Code §414(p).

Effective as of April 6, 2007, a domestic relations order that otherwise satisfies the requirements for a “qualified domestic relations order” will not fail to be a “qualified domestic relations order”: (i) solely because the order is issued after, or revises, another domestic relations order or “qualified domestic relations order”; or (ii) solely because of the time at which the order is issued, including issuance after the Annuity Starting Date or after the Participant’s death.

6.15	DIRECT ROLLOVERS

(a) Right to direct rollover. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a “distributee’s” election under this Section, a “distributee” may elect, at the time and in the manner prescribed by the Administrator, to have an “eligible rollover distribution” paid directly to an “eligible retirement plan” specified by the “distributee” in a “direct rollover.” However, if less than the entire amount of the “eligible rollover distribution” is being paid directly to an “eligible retirement plan,” then the Administrator may require that the amount paid directly to such plan be at least $500. Furthermore, the Administrator may apply this Section by treating a Participant’s Roth Elective Deferral Account separately from the Participant’s other Accounts.

(b) Definitions. For purposes of this Section, the following definitions shall apply:

(1) Eligible rollover distribution. An “eligible rollover distribution” means any distribution described in Code §402(c)(4) and generally includes any distribution of all or any portion of the balance to the credit of the “distributee,” except that an “eligible rollover distribution” does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the “distributee” or the joint lives (or joint life expectancies) of the “distributee” and the “distributee’s” “designated Beneficiary,” or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code §401(a)(9); any hardship distribution; the portion of any other distribution(s) that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution reasonably expected to total less than $200 during a year. For purposes of the $200 rule, a distribution from a designated Roth account and a distribution from other accounts under the Plan may be treated as made under separate plans. In addition, Section 6.8(f) applies with respect to distributions made in 2009.

Notwithstanding the above, a portion of a distribution shall not fail to be an “eligible rollover distribution” merely because the portion consists of after-tax voluntary Employee contributions which are not includible in gross income. However, such portion may be transferred only to:

(i) a traditional individual retirement account or annuity described in Code §408(a) or (b) (a “traditional IRA”)

(ii) for taxable years beginning after December 31, 2006, a Roth individual account or annuity described in Code §408A (a “Roth IRA”), or

(iii) a qualified defined contribution plan or an annuity contract described in Code §401(a) or Code §403(b), respectively, that agrees to separately account for amounts so transferred (and earnings thereon), including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

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(2) Eligible retirement plan. An “eligible retirement plan” is a “traditional IRA,” for distributions made after December 31, 2007, a “Roth IRA,” a qualified trust (an employees’ trust) described in Code §401(a) which is exempt from tax under Code §501(a), an annuity plan described in Code §403(a), an eligible plan under Code §457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision and which agrees to separately account for amounts transferred into such plan from this Plan, and an annuity contract described in Code §403(b), that accepts the “distributee’s” “eligible rollover distribution.” The definition of “eligible retirement plan” shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is an Alternate Payee. If any portion of an “eligible rollover distribution” is attributable to payments or distributions from a designated Roth account, an “eligible retirement plan” with respect to such portion shall include only another designated Roth account of the individual from whose account the payments or distributions were made, or a Roth IRA of such individual. A “direct rollover” of a distribution from a Roth Elective Deferral Account (other than an “in-Plan Roth rollover contribution” (as defined in Section 12.11)) will only be made to another Roth Elective Deferral Account under an applicable retirement plan described in Code §402A(e)(1) or to a Roth IRA described in Code §408A, and only to the extent that the rollover is permitted under the rules of Code §402(c). In the case of a “distributee” who is a non-Spouse designated Beneficiary, (i) the “direct rollover” may be made only to a traditional or Roth individual retirement account or an annuity described in Code §408(b) (“IRA”) that is established on behalf of the designated non-Spouse Beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Code §402(c)(11), and (ii) the determination of any required minimum distribution required under Code §401(a)(9) that is ineligible for rollover shall be made in accordance with IRS Notice 2007-7, Q&A 17 and 18.

(3) Distributee. A “distributee” includes an Employee or Former Employee. In addition, the Employee’s or Former Employee’s surviving Spouse and the Employee’s or Former Employee’s Spouse or former Spouse who is the Alternate Payee, are “distributees” with regard to the interest of the Spouse or former Spouse.

(4) Direct rollover. A “direct rollover” is a payment by the Plan to the “eligible retirement plan” specified by the “distributee.”

(c) Participant notice. A Participant entitled to an “eligible rollover distribution” must receive a written explanation of the right to a “direct rollover,” the tax consequences of not making a “direct rollover,” and, if applicable, any available special income tax elections. The notice must be provided within the same thirty (30) – one-hundred eighty (180) day timeframe applicable to the Participant consent notice as set forth in Section 6.5(d)(3). The “direct rollover” notice must be provided to all Participants, unless the total amount the Participant will receive as a distribution during the calendar year is expected to be less than $200.

(d) Non-Spouse Beneficiary rollover right. For distributions after December 31, 2009, and unless otherwise elected in the Adoption Agreement, for distributions after December 31, 2006, a non-Spouse Beneficiary who is a “designated Beneficiary” under Code §401(a)(9)(E) and the Regulations thereunder, by a direct trustee-to-trustee transfer (“direct rollover”), may roll over all or any portion an “eligible rollover distribution” to an IRA the Beneficiary establishes for purposes of receiving the distribution.

(1) Certain requirements not applicable. Any distribution made prior to January 1, 2010 is not subject to the “direct rollover” requirements of Code §401(a)(31) (including Code §401(a)(31)(B), the notice requirements of Code §402(f) or the mandatory withholding requirements of Code §3405(c)).

(2) Trust Beneficiary. If the Participant’s named Beneficiary is a trust, the Plan may make a direct rollover to an IRA on behalf of the trust, provided the trust satisfies the requirements to be a “designated Beneficiary.”

6.16	RESTRICTIONS ON DISTRIBUTION OF ASSETS TRANSFERRED FROM A MONEY PURCHASE PLAN

Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Employee’s retirement, death, Total and Permanent Disability, or severance from employment, and prior to Plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code §414(l), to this Plan from a money purchase pension plan qualified under Code §401(a) (other than any portion of those assets and liabilities attributable to after-tax voluntary Employee contributions or to a direct or indirect rollover contribution). Notwithstanding anything in the Plan to the contrary, effective with respect to Plan Years beginning after June 30, 2008, a Participant may not obtain an in-service distribution with respect to such transferred amounts prior to the earlier of the Participant’s Normal Retirement Age or attainment of age 62.

6.17	CORRECTIVE DISTRIBUTIONS

Nothing in this Article shall preclude the Administrator from making a distribution to a Participant, to the extent such distribution is made to correct a qualification defect in accordance with the corrective procedures under the IRS’ Employee Plans Compliance Resolution System or any other voluntary compliance programs established by the IRS or the Department of Labor.

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6.18	QUALIFIED RESERVIST DISTRIBUTIONS AND HEART ACT

(a) Qualified reservist distribution defined. A “qualified reservist distribution” is any distribution to an individual who is ordered or called to active duty after September 11, 2001, if: (1) the distribution is from amounts attributable to elective deferrals in a 401(k) plan; (2) the individual was (by reason of being a member of a reserve component, as defined in section 101 of title 37, United States Code) ordered or called to active duty for a period in excess of 179 days or for an indefinite period; and (3) the Plan makes the distribution during the period beginning on the date of such order or call, and ending at the close of the active duty period.

(b) Death benefits. In the case of a death occurring on or after January 1, 2007, if a Participant dies while performing qualified military service (as defined in Code §414(u)), the Participant’s Beneficiary is entitled to any additional benefits (other than benefit accruals (unless otherwise elected in the Adoption Agreement) relating to the period of qualified military service) provided under the Plan as if the Participant had resumed employment and then terminated employment on account of death. Moreover, the Plan will credit the Participant’s qualified military service as service for vesting purposes, as though the Participant had resumed employment under Uniformed Services Employment and Reemployment Rights Act of 1994, as amended (USERRA) immediately prior to the Participant’s death.

(c) Military Differential Pay. For years beginning after December 31, 2008: (1) an individual receiving Military Differential Pay is treated as an Employee of the Employer making the payment; (2) the Military Differential Pay is treated as 415 Compensation (and Compensation unless otherwise elected in the Adoption Agreement); and (3) the Plan is not treated as failing to meet the requirements of any provision described in Code §414(u)(1)(C) (or corresponding Plan provisions, including, but not limited to, Plan provisions related to the ADP or ACP test) by reason of any contribution or benefit which is based on the Military Differential Pay. The Administrator operationally may determine, for purposes of the provisions described in Code §414(u)(1)(C), whether to take into account any Elective Deferrals, and if applicable, any matching contributions, attributable to Military Differential Pay.

Subsection (c)(3) above applies only if all Employees of the Employer performing service in the uniformed services described in Code §3401(h)(2)(A) are entitled to receive Military Differential Pay on reasonably equivalent terms and, if eligible to participate in a retirement plan maintained by the Employer, to make contributions based on the payments on reasonably equivalent terms (taking into account Code §410(b)(3), (4), and (5)).

(d) Deemed Severance. Notwithstanding Subsection (c)(1) above, if elected in the Adoption Agreement, a Participant performs service in the uniformed services (as defined in Code §414(u)(12)(B)) on active duty for a period of more than 30 days, the Participant will be deemed to have a severance from employment solely for purposes of eligibility for distribution of amounts not subject to Code §412. However, the Plan will not distribute such a Participant’s Account on account of this deemed severance unless the Participant specifically elects to receive a benefit distribution hereunder. If a Participant elects to receive a distribution on account of this deemed severance, then the individual may not make an Elective Deferral or after-tax voluntary Employee contribution during the six (6) month period beginning on the date of the distribution. If a Participant would be entitled to a distribution on account of a deemed severance, and a distribution on account of another Plan provision (such as a “qualified reservist distribution” as defined in Subsection (a) above), then the other Plan provision will control and the six (6) month suspension will not apply.

ARTICLE VII

TRUSTEE AND CUSTODIAN

7.1	BASIC RESPONSIBILITIES OF THE TRUSTEE

(a) Application of Article. The provisions of this Article, other than Sections 7.6 and 7.15, shall not apply to this Plan if a separate trust agreement is being used. Furthermore, the provisions of this Article, other than Sections 7.5, 7.6 and 7.15, shall not apply if the Plan is fully insured. If the Employer has appointed two or more Trustees to hold Plan assets, then each Trustee shall be the Trustee only with respect to those Plan assets specifically deposited by the Employer in the Trust Fund for which such Trustee is the trustee. References in the Plan to the responsibilities, power or duties of the Trustee and any other provisions in the Plan relating to the Trustee shall be interpreted as applying to each Trustee only with respect to the assets of the Trust Fund for which such Trustee is the Trustee. Each Trustee shall have no responsibility for, or liability with respect to, any of the Plan assets other than the assets for which it serves as Trustee.

(b) Duty to collect contributions. The Trustee is obligated to collect any amounts owed to the Trust, except as otherwise provided in Section 7.3(c), even if such amounts are owed by the Employer, unless another person or entity has been designated with such duty in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections) or other written agreement (including a designation made pursuant to Section 7.3(c)). In determining how to discharge any duty to collect contributions, the Trustee should weigh the value of the Plan assets involved, the likelihood of a successful recovery, and the expenses expected to be incurred.

(c) Reliance on Administrator’s directions. The Trustee will credit and distribute the Trust Fund as directed by the Administrator. The Trustee is not obligated to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or whether the manner of making any payment or distribution is proper. The Trustee is accountable only to the Administrator for any payment or distribution made by it in good faith on the order or direction of the Administrator.

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(d) Directions by others. In the event that the Trustee shall be directed by a Participant (pursuant to the Participant Direction Procedures if the Plan permits Participant directed investments), the Employer, or an Investment Manager or other agent appointed by the Employer with respect to the investment of any or all Plan assets, the Trustee shall have no liability with respect to the investment of such assets, but shall be responsible only to execute such investment instructions as so directed.

(1) The Trustee shall be entitled to rely fully on the written (or other form acceptable to the Administrator and the Trustee, including but not limited to, voice recorded) instructions of a Participant (pursuant to the Participant Direction Procedures), the Employer, or any Fiduciary or nonfiduciary agent of the Employer, in the discharge of such duties, and shall not be liable for any loss or other liability resulting from such direction (or lack of direction) of the investment of any part of the Plan assets.

(2) The Trustee may delegate the duty of executing such instructions to any nonfiduciary agent, which may be an affiliate of the Trustee or any Plan representative.

(3) The Trustee may refuse to comply with any direction from the Participant in the event the Trustee, in its sole and absolute discretion, deems such direction improper by virtue of applicable law. The Trustee shall not be responsible or liable for any loss or expense that may result from the Trustee’s refusal or failure to comply with any direction from the Participant.

(4) Any costs and expenses related to compliance with the Participant’s directions shall be borne by the Participant’s Directed Account, unless paid by the Employer.

(5) Notwithstanding anything herein above to the contrary, the Trustee shall not invest any portion of a Participant’s Directed Account in “collectibles” within the meaning of Code §408(m).

(e) Records. The Trustee will maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Plan Year a written annual report pursuant to Section 7.9.

(f) Employment of bank or trust company. The Trustee may employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

(g) Payment of expenses. The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any such person.

7.2	INVESTMENT POWERS AND DUTIES OF DISCRETIONARY TRUSTEE

(a) Discretionary authority. This Section applies if the Employer, in the Adoption Agreement or as otherwise agreed upon by the Employer and the Trustee, designates the Trustee to administer all or a portion of the trust as a Discretionary Trustee. If so designated, then the Trustee has the discretion and authority to invest, manage, and control those Plan assets except, however, with respect to those assets which are subject to the investment direction of a Participant (if Participant directed investments are permitted), or an Investment Manager, the Administrator, or other agent appointed by the Employer. The exercise of any investment discretion hereunder shall be consistent with the “funding policy and method” determined by the Employer.

(b) Duties. The Trustee shall, except as otherwise provided in this Plan, invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, common or preferred stocks, open-end or closed-end mutual funds, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times this Plan may qualify as a qualified Plan and Trust. The Trustee shall discharge its duties with respect to the Plan solely in the interest of the Participants and Beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

(c) Powers. The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of this Plan, shall have the following powers and authorities to be exercised in the Trustee’s sole discretion:

(1) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

(2) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

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(3) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

(4) To cause any securities or other property to be registered in the Trustee’s own name, or in the name of a nominee or in a street name provided such securities or other property are held on behalf of the Plan by (i) a bank or trust company, (ii) a broker or dealer registered under the Securities Exchange Act of 1934, or a nominee of such broker or dealer, or (iii) a clearing agency as defined in Section 3(a)(23) of the Securities Exchange Act of 1934;

(5) To invest in a common, collective, or pooled trust fund (the provisions of which are incorporated herein by reference) maintained by any Trustee (or any affiliate of such Trustee) hereunder pursuant to Revenue Ruling 81-100 (as modified by Rev. Rul. 2011-1 or any subsequent guidance), all or such part of the Trust Fund as the Trustee may deem advisable, and the part of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The name of the trust fund may be specified in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections). The Trustee may withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable;

(6) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

(7) To accept and retain for such time as it may deem advisable any securities or other property received or acquired by it as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

(8) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

(9) To settle, compromise, or submit to arbitration (provided such arbitration does not apply to qualification issues nor to Participants or Beneficiaries) any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

(10) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agents or counsel may or may not be an agent or counsel for the Employer;

(11) To apply for and procure from the Insurer as an investment of the Trust Fund any annuity or other Contracts (on the life of any Participant, or in the case of a Profit Sharing Plan (including a 401(k) Plan), on the life of any person in whom a Participant has an insurable interest, or on the joint lives of a Participant and any person in whom the Participant has an insurable interest) as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other Contracts; to collect, receive, and settle for the proceeds of all such annuity, or other Contracts as and when entitled to do so under the provisions thereof;

(12) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest or in cash or cash balances without liability for interest thereon, including the specific authority to invest in any type of deposit of the Trustee (or of a financial institution related to the Trustee);

(13) To invest in Treasury Bills and other forms of United States government obligations;

(14) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange regardless of whether such options are covered;

(15) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations including the specific authority to make deposit into any savings accounts or certificates of deposit of the Trustee (or a financial institution related to the Trustee);

(16) To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or any Affiliated Employer, and to commingle such assets and make joint or common

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investments and carry joint accounts on behalf of this Plan and Trust and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests; and

(17) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.

(d) Appointment of Investment Manager or others. The Trustee may appoint, at its option, an Investment Manager, investment adviser, or other agent to provide direction to the Trustee with respect to the investment of any or all of the Plan assets. Such appointment shall be in writing and shall specifically identify the Plan assets with respect to which the Investment Manager or other agent shall have the authority to direct the investment.

7.3	INVESTMENT POWERS AND DUTIES OF NONDISCRETIONARY TRUSTEE

(a) No discretionary powers. This Section applies if the Employer, in the Adoption Agreement or as otherwise agreed upon by the Employer and the Trustee, designates the Trustee to administer all or a portion of the trust as a nondiscretionary Trustee. If so designated, then the Trustee shall have no discretionary authority to invest, manage, or control those Plan assets, but must act solely as a Directed Trustee of those Plan assets. A nondiscretionary Trustee, as Directed Trustee of the Plan funds it holds, is authorized and empowered, by way of limitation, with the powers, rights and duties set forth herein and in Section 7.14, each of which the nondiscretionary Trustee exercises solely as Directed Trustee in accordance with the direction of the party which has the authority to manage and control the investment of the Plan assets. If no directions are provided to the Trustee, the Employer will provide necessary direction. Furthermore, the Employer and the nondiscretionary Trustee may, in writing, limit the powers of the nondiscretionary Trustee to any combination of powers listed within this Section. The party which has the authority to manage and control the investment of the Plan assets shall discharge its duties with respect to the Plan solely in the interest of the Participants and Beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

(b) Powers. The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of this Plan, shall have the following powers and authorities:

(1) To invest the assets, without distinction between principal and income, in securities or property, real or personal, wherever situated, including, but not limited to, common or preferred stocks, open-end or closed-end mutual funds, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times this Plan may qualify as a qualified Plan and Trust;

(2) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

(3) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

(4) At the direction of the party which has the authority or discretion, to vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate powers, and pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

(5) To cause any securities or other property to be registered in the Trustee’s own name, or in the name of a nominee or in a street name provided such securities or other property are held on behalf of the Plan by (i) a bank or trust company, (ii) a broker or dealer registered under the Securities Exchange Act of 1934, or a nominee of such broker or dealer, or (iii) a clearing agency as defined in Section 3(a)(23) of the Securities Exchange Act of 1934;

(6) To invest in a common, collective, or pooled trust fund (the provisions of which are incorporated herein by reference) maintained by any Trustee (or any affiliate of such Trustee) hereunder pursuant to Revenue Ruling 81-100 (as modified by Rev. Rul. 2011-1 or any subsequent guidance), all or such part of the Trust Fund as the party which has the authority to manage and control the investment of the assets shall deem advisable, and the part of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The name of the trust fund may be specified in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections);

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(7) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

(8) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

(9) To settle, compromise, or submit to arbitration (provided such arbitration does not apply to qualification issues nor to Participants or Beneficiaries) any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

(10) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be an agent or counsel for the Employer;

(11) To apply for and procure from the Insurer as an investment of the Trust Fund any annuity or other Contracts (on the life of any Participant, or in the case of a Profit Sharing Plan (including a 401(k) Plan), on the life of any person in whom a Participant has an insurable interest, or on the joint lives of a Participant and any person in whom the Participant has an insurable interest) as the Administrator shall deem proper; to exercise, at the direction of the person with the authority to do so, whatever rights and privileges may be granted under such annuity or other Contracts; to collect, receive, and settle for the proceeds of all such annuity or other Contracts as and when entitled to do so under the provisions thereof;

(12) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest or in cash or cash balances without liability for interest thereon, including the specific authority to invest in any type of deposit of the Trustee (or of a financial institution related to the Trustee);

(13) To invest in Treasury Bills and other forms of United States government obligations;

(14) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange regardless of whether such options are covered;

(15) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations including the specific authority to make deposit into any savings accounts or certificates of deposit of the Trustee (or a financial institution related to the Trustee); and

(16) To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or any Affiliated Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests.

(c) The Trustee shall have no responsibility to enforce the collection from the Employer of any contribution to the Plan or determine the correctness of the amount or timing any contribution. The Employer is responsible for transmitting contributions to the Trustee at such times and in such manner as is mutually agreed upon by the Employer and the Trustee and as required by the Plan and applicable law. Further, the Employer represents and warrants that it either has responsibility as a “named fiduciary” (as defined in Act §402(a)(2)) or has properly delegated the responsibility to a Plan fiduciary, other than the nondiscretionary Trustee, for determining the correctness, amount and timing of contributions and for the collection of contributions.

7.4	POWERS AND DUTIES OF CUSTODIAN

The Employer may appoint a Custodian of the Plan assets. A Custodian has the same powers, rights and duties as a nondiscretionary Trustee. Any reference in the Plan to a Trustee also is a reference to a Custodian unless the context of the Plan indicates otherwise. A limitation of the Trustee’s liability by Plan provision also acts as a limitation of the Custodian’s liability. The Custodian will be protected from any liability with respect to actions taken pursuant to the direction of the Trustee, Administrator, the Employer, an Investment Manager, a named Fiduciary or other third party with authority to provide direction to the Custodian. The resignation or removal of the Custodian shall be made in accordance with Section 7.11 as though the Custodian were a Trustee.

7.5	LIFE INSURANCE

(a) Permitted insurance. The Trustee (or Insurer), in accordance with nondiscriminatory operational procedures of the Administrator, shall ratably apply for, own, and pay all premiums on Contracts on the lives of the Participants or, in the case of a Profit Sharing Plan (including a 401(k) Plan), on the life of a member of the Participant’s family or on the joint lives of a Participant and a member of the Participant’s family. Furthermore, if a Contract is purchased on the joint lives of the Participant and another person and such other person predeceases the Participant, then the Contract may not be maintained under this Plan. Any initial or

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additional Contract purchased on behalf of a Participant shall have a face amount of not less than $1,000, an amount set forth in the Administrator’s procedures, or the limitation of the Insurer, whichever is greater. If a life insurance Contract is to be purchased for a Participant, then the aggregate premium for ordinary life insurance for each Participant must be less than 50% of the aggregate contributions and Forfeitures allocated to the Participant’s Combined Account. For purposes of this limitation, ordinary life insurance Contracts are Contracts with both non-decreasing death benefits and non-increasing premiums. If term insurance or universal life insurance is purchased, then the aggregate premium must be 25% or less of the aggregate contributions and Forfeitures allocated to the Participant’s Combined Account. If both term insurance and ordinary life insurance are purchased, then the premium for term insurance plus one-half of the premium for ordinary life insurance may not in the aggregate exceed 25% of the aggregate Employer contributions and Forfeitures allocated to the Participant’s Combined Account. Notwithstanding the preceding, the limitations imposed herein with respect to the purchase of life insurance shall not apply, in the case of a Profit Sharing Plan (including a 401(k) Plan), to the portion of the Participant’s Account, other than the Participant’s Elective Deferral Account, Qualified Matching Account and Qualified Nonelective Contribution Account, that has accumulated for at least two (2) Plan Years or to the entire Participant’s Account if the Participant has been a Participant in the Plan for at least five (5) years. In addition, amounts transferred to this Plan in accordance with Section 4.6(f)(1)(ii) or (iii) and a Participant’s Voluntary Contribution Account may be used to purchase Contracts without limitation. Thus, amounts that are not subject to the limitations contained herein may be used to purchase life insurance on any person in whom a Participant has an insurable interest or on the joint lives of a Participant and any person in whom the Participant has an insurable interest, and without regard to the amount of premiums paid to purchase any life insurance hereunder.

(b) Contract conversion at retirement. Subject to the survivor annuity requirements of Sections 6.5 and 6.6 (if applicable), the Trustee (or Insurer) must distribute the Contracts to the Participant or convert the entire value of the Contracts at or before retirement into cash or provide for a periodic income so that no portion of such value may be used to continue life insurance protection beyond the date on which benefits commence.

(c) Limitations on purchase. Notwithstanding anything herein above to the contrary, amounts credited to a Participant’s Qualified Voluntary Employee Contribution Account pursuant to Section 4.9, shall not be applied to the purchase of life insurance Contracts. Furthermore, no life insurance Contracts shall be required to be obtained on an individual’s life if, for any reason (other than the nonpayment of premiums) the Insurer will not issue a Contract on such individual’s life.

(d) Proceeds payable to Plan. The Trustee (or Insurer) will be the owner of any life insurance Contract purchased under the terms of this Plan. The Contract must provide that the proceeds will be payable to the Trustee (or Insurer); however, the Trustee (or Insurer) shall be required to pay over all proceeds of the Contract to the Participant’s “designated Beneficiary” in accordance with the distribution provisions of Article VI. A Participant’s Spouse will be the “designated Beneficiary” pursuant to Section 6.2, unless a qualified election has been made in accordance with Sections 6.5 and 6.6 of the Plan, if applicable. Under no circumstances shall the Trust retain any part of the proceeds that are in excess of the cash surrender value immediately prior to death. However, the Trustee (or Insurer) shall not pay the proceeds in a method that would violate the requirements of the Retirement Equity Act of 1984, as stated in Article VI of the Plan, or Code §401(a)(9) and the Regulations thereunder. In the event of any conflict between the terms of this Plan and the terms of any insurance Contract purchased hereunder, the Plan provisions shall control.

(e) No responsibility for act of Insurer. The Employer, the Administrator and the Trustee shall not be responsible for the validity of the provisions under a Contract issued hereunder or for the failure or refusal by the Insurer to provide benefits under such Contract. The Employer, Administrator and the Trustee are also not responsible for any action or failure to act by the Insurer or any other person which results in the delay of a payment under the Contract or which renders the Contract invalid or unenforceable in whole or in part.

7.6	LOANS TO PARTICIPANTS

(a) Permitted loans. The Trustee (or the Administrator if the Trustee is a nondiscretionary Trustee or if loans are treated as Participant directed investments) may, in the Trustee’s (or, if applicable, the Administrator’s) sole discretion, make loans to Participants or Beneficiaries. If loans are permitted, then the following shall apply: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and (5) loans shall provide for periodic repayment over a reasonable period of time. Furthermore, no Participant loan shall exceed the Participant’s Vested interest in the Plan. For purposes of this Section, the term Participant shall include any Eligible Employee who is not yet a Participant, if, pursuant to the Adoption Agreement, “rollovers” are permitted to be accepted from Eligible Employees.

(b) Prohibited assignment or pledge. An assignment or pledge of any portion of a Participant’s interest in the Plan and a loan, pledge, or assignment with respect to any insurance Contract purchased under the Plan, shall be treated as a loan under this Section.

(c) Spousal consent. If the Vested interest of a Participant is used to secure any loan made pursuant to this Section, then the written (or such other form as permitted by the IRS) consent of the Participant’s Spouse shall be required in a manner consistent with Section 6.5(a), provided the spousal consent requirements of such Section apply to the Plan. Such consent must be obtained within the one-hundred eighty (180) (ninety (90) for Plan Years beginning before January 1, 2007) day period prior to the date the loan is made. A new consent shall be required if the Vested interest of a Participant is used for renegotiation, extension, renewal or other revision of the loan. However, unless the loan program established pursuant to this Section provides otherwise, no spousal consent shall be required under this paragraph if the total interest subject to the security is not in excess of $5,000. If a valid spousal consent has been

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obtained in accordance with this Subsection, then, notwithstanding any other provision of this Plan, the portion of the Participant’s Vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant’s Vested Account balance (determined without regard to the preceding sentence) is payable to the surviving Spouse, then the Account balance shall be adjusted by first reducing the Vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving Spouse.

(d) Loan program. The Administrator shall be authorized to establish a Participant loan program to provide for loans under the Plan. The loan program shall be established in accordance with Department of Labor Regulation §2550.408(b)-1(d)(2) providing for loans by the Plan to parties-in-interest under said Plan, such as Participants or Beneficiaries. In order for the Administrator to implement such loan program, a separate written document forming a part of this Plan must be adopted, which document shall specifically include, but need not be limited to, the following:

(1) the identity of the person or positions authorized to administer the Participant loan program;

(2) a procedure for applying for loans;

(3) the basis on which loans will be approved or denied;

(4) limitations, if any, on the types and amounts of loans offered;

(5) the procedure under the program for determining a reasonable rate of interest;

(6) the types of collateral which may secure a Participant loan; and

(7) the events constituting default and the steps that will be taken to preserve Plan assets in the event such default.

(e) Loan default. Notwithstanding anything in this Plan to the contrary, if a Participant or Beneficiary defaults on a loan made pursuant to this Section that is secured by the Participant’s interest in the Plan, then a Participant’s interest may be offset by the amount subject to the security to the extent there is a distributable event permitted by the Code or Regulations.

(f) Loans subject to Plan terms. Notwithstanding anything in this Section to the contrary, if this is an amendment and restatement of an existing Plan, any loans made prior to the date this amendment and restatement is adopted shall be subject to the terms of the Plan in effect at the time such loan was made.

7.7	ALLOCATION AND DELEGATION OF RESPONSIBILITIES

If there is more than one Trustee, then the responsibilities of each Trustee may be specified by the Employer and accepted in writing by each Trustee. If no such delegation is made by the Employer, then the Trustees may allocate the responsibilities among themselves, in which event the Trustees shall notify the Employer and the Administrator in writing of such action and specify the responsibilities of each Trustee. Except where there has been an allocation and delegation of powers, if there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

7.8	TRUSTEE’S COMPENSATION AND EXPENSES AND TAXES

The Trustee shall be paid such reasonable compensation as set forth in the Trustee’s fee schedule (if the Trustee has such a schedule) or as agreed upon in writing by the Employer and the Trustee. However, an individual serving as Trustee who already receives full-time compensation from the Employer shall not receive compensation from this Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

7.9	ANNUAL REPORT OF THE TRUSTEE

(a) Annual report. Within a reasonable period of time after the later of the Anniversary Date or receipt of the Employer’s contribution for each Plan Year, the Trustee, or its agent, shall furnish to the Employer and Administrator a written statement of account with respect to the Plan Year for which such contribution was made setting forth:

(1) the net income, or loss, of the Trust Fund;

(2) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

(3) the increase, or decrease, in the value of the Trust Fund;

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(4) all payments and distributions made from the Trust Fund; and

(5) such further information as the Trustee and/or Administrator deems appropriate.

(b) Employer approval of report. The Employer, promptly upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding on the Employer and the Trustee as to all matters contained in the statement to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties. However, nothing contained in this Section shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

7.10 AUDIT

(a) Duty to engage accountant. If an audit of the Plan’s records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of the audit setting forth the accountant’s opinion as to whether any statements, schedules or lists, that are required by Act §103 or the Secretary of Labor to be filed with the Plan’s annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently.

(b) Payment of fees. All auditing and accounting fees shall be an expense of and may, at the election of the Employer, be paid from the Trust Fund.

(c) Information to be provided to Administrator. If some or all of the information necessary to enable the Administrator to comply with Act §103 is maintained by a bank, insurance company, or similar institution, regulated, supervised, and subject to periodic examination by a state or federal agency, then it shall transmit and certify the accuracy of that information to the Administrator as provided in Act §103(b) within one hundred twenty (120) days after the end of the Plan Year or such other date as may be prescribed under regulations of the Secretary of Labor.

7.11 RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

(a) Trustee resignation. Unless otherwise agreed to by both the Trustee and the Employer, a Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of resignation.

(b) Trustee removal. Unless otherwise agreed to by both the Trustee and the Employer, the Employer may remove a Trustee at any time by delivering to the Trustee, at least thirty (30) days before its effective date, a written notice of such Trustee’s removal.

(c) Appointment of successor. Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the powers and responsibilities of the predecessor as if such successor had been originally named as a Trustee herein. Until such a successor is appointed, any remaining Trustee or Trustees shall have full authority to act under the terms of the Plan.

(d) Appointment of successor prior to removal of predecessor. The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the powers and responsibilities of the predecessor as if such successor had been originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of the predecessor.

(e) Trustee’s statement upon cessation of being Trustee. Whenever any Trustee hereunder ceases to serve as such, the Trustee shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which the individual or entity served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under Section 7.9 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year. The procedures set forth in Section 7.9 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 7.9 shall have the same effect upon the statement as the Employer’s approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by Section 7.9 and this subparagraph.

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7.12 TRANSFER OF INTEREST

Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Administrator shall transfer the interest, if any, of a Participant to another trust forming part of a pension, profit sharing, or stock bonus plan that meets the requirements of Code §401(a), provided that the trust to which such transfers are made permits the transfer to be made and further provided that the terms of the transferee plan properly allocates the funds in each account to a transferee account that preserves all the required features and restrictions applicable to such account under this Plan. However, the transfer of amounts from this Plan to a nonqualified foreign trust is treated as a distribution and the transfer of assets and liabilities from this Plan to a plan that satisfies Section 1165 of the Puerto Rico Code is also treated as distribution from the transferor plan.

7.13 TRUSTEE INDEMNIFICATION

To the extent permitted by the Code and the Act, the Employer agrees to indemnify and hold harmless the Trustee against any and all claims, losses, damages, expenses and liabilities the Trustee may incur in the exercise and performance of the Trustee’s powers and duties hereunder, unless the same are determined to be due to gross negligence or willful misconduct.

7.14 EMPLOYER SECURITIES AND REAL PROPERTY

Subject to the provisions of Section 7.15, the Trustee shall be empowered to acquire and hold “qualifying employer securities” and “qualifying employer real property,” as those terms are defined in the Act. However, no more than one hundred percent (100%), in the case of a Profit Sharing Plan or 401(k) Plan, or ten percent (10%), in the case of a Money Purchase Plan, of the fair market value of all the assets in the Trust Fund may be invested in “qualifying employer securities” and “qualifying employer real property.”

Any such investment shall only be made upon written direction of the Employer who shall be solely responsible for the propriety of such investment, except to the extent Participants direct the investment of their Accounts in such investment. Additional directives regarding the purchase, sale, or retention of such securities may be addressed in a funding policy, statement of investment policy, or other separate procedures or documents governing the investment of Plan assets. In the event of any conflicts between the Plan document and a separate investment trust agreement, the Plan document shall prevail.

Notwithstanding the preceding, if the Plan does not permit Participants to direct the investment of their Elective Deferral Accounts, then the Trustee shall only be permitted to acquire or hold “qualifying employer securities” and “qualifying employer real property” to the extent permitted under Act §407.

7.15 DIVESTMENT OF EMPLOYER SECURITIES

(a) Application of Section. This Section only applies to a Plan that is an “applicable defined contribution plan.” Except as provided herein or in Regulations, an “applicable defined contribution plan” means a defined contribution plan that holds employer securities (within the meaning of Regulation §1.401(a)(35)-1(f)(3)) that are publicly traded (within the meaning of Regulation §1.401(a)(35)-1(f)(5)). An “applicable defined contribution plan” does not include a one-participant plan, as defined in Code §401(a)(35)(E)(iv) or an employee stock ownership plan (“ESOP”) as defined in Code §4975(e)(7) if: (1) the ESOP holds no contributions (or related earnings) that are (or were ever) subject to Code §§401(k) or 401(m); and (2) the ESOP is a separate plan, for purposes of Code §414(l), from any other defined benefit plan or defined contribution plan maintained by the same employer or employers. Except as provided in Regulation §1.401(a)(35)-1(f)(2)(iv) or in Code §401(a)(35)(F)(ii) (relating to certain controlled groups), the Plan is treated as holding publicly traded Employer securities if any Employer corporation, or any member of a controlled group of corporations which includes such Employer corporation (as defined in Code §401(a)(35)(F)(iii)) has issued a class of stock which is a “publicly traded Employer security.”

(b) Effective date. The provisions of Code §401(a)(35) generally apply to Plan Years beginning after December 31, 2006. However, the effective date of the provisions relating to Regulation §1.401(a)(35)-1 are applicable to Plan Years beginning on or after January 1, 2011.

(c) Rule applicable to Elective Deferrals, Employee contributions and rollovers. If any portion of an “applicable individual’s” account attributable to Elective Deferrals, after-tax voluntary Employee contributions or rollover contributions is invested in publicly-traded Employer securities, then, except as otherwise provided herein, the “applicable individual” may elect to direct the Plan to divest any such securities, and to reinvest an equivalent amount in other investment options which satisfy the requirements of Subsection (e). For purposes of this Section, an “applicable individual” means: (1) a Participant; (2) an Alternate Payee who has an account under the Plan; or (3) a Beneficiary of a deceased Participant.

(d) Rule applicable to Employer contributions. If any portion of an “applicable individual’s” account attributable to Employer contributions (other than Elective Deferrals) is invested in publicly-traded Employer securities, then, except as otherwise provided herein, the “applicable individual” may elect to direct the Plan to divest any such securities, and to reinvest an equivalent amount in other investment options which satisfy the requirements of Subsection (e) below.

(1) Definition of “Applicable individual.” For purposes of this Subsection, an “applicable individual” means: (i) a Participant who has completed at least three (3) Years of Service; (ii) an Alternate Payee who has an account under the Plan with respect to a

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Participant who has completed at least three (3) Years of Service; or (iii) a Beneficiary of a deceased Participant. For this purpose, a Participant completes three (3) Years of Service on the last day of the vesting computation period provided for under the Plan that constitutes the completion of the third year of service under Code §411(a)(5). However, if the Plan uses the elapsed time method of crediting service for vesting purposes (or the Plan provides for immediate vesting without using a vesting computation period or the elapsed time method of determining vesting), a Participant completes three (3) years of service on the day immediately preceding the third anniversary of the Participant’s date of hire.

(2) Definition of “publicly traded Employer security.” For purposes of this Section, a “publicly traded Employer security” means a security which is traded on a national securities exchange that is registered under Section 6 of the Securities Exchange Act of 1935 or which is traded on a foreign national securities exchange that is officially recognized, sanctioned, or supervised by a governmental authority and the security is deemed by the securities and Exchange commission as having a “ready market” under SEC Rule 14c3-1 (17 CFR 240.15c3). In addition, if the Employer, or any member of a controlled group of corporations (as described in Regulation §1.401(a)(35)-1(f)(2)(iv)(A) which includes the Employer, has issued a class of stock which is a publicly traded employer security, and the Plan hold employer securities which are not publicly traded Employer securities, then the Plan shall be treated as holding publicly traded Employer securities.

(3) Three-year phase-in applicable to Employer contributions. For Employer securities acquired with Employer contributions (other than Elective Deferrals) during a Plan Year beginning before January 1, 2007, the rule described in this Subsection only applies to the percentage of the Employer securities (applied separately for each class of securities) as follows:

Plan Year	Percentage
2007	33
2008	66
2009	100

(4) Exception to phase-in for certain age 55 Participants. The 3-year phase-in rule in paragraph (3) above does not apply to a Participant who has attained age 55 and who has completed at least three (3) years of service (as defined in paragraph (1) above before the first Plan Year beginning after December 31, 2005.

(e) Investment options. For purposes of this Section, other investment options must include not less than three (3) investment options, other than Employer securities, to which the individual who the right to divest under Subsections (c) or (d) may direct the proceeds from the divestment of Employer securities. Each of the three (3) investment options must be diversified and have materially different risk and return characteristics. For this purpose, investment options that constitute a broad range of investment alternatives within the meaning of Department of Labor Regulation §2550.404c–1(b)(3) are treated as being diversified and having materially different risk and return characteristics.

(f) Restrictions or conditions on investments in Employer securities. The Plan must provide reasonable divestment and reinvestment opportunities at least quarterly. Furthermore, except as permitted by Regulation §1.401(a)(35)-1(e), the Plan may not impose restrictions or conditions on the investment of Employer securities which the Plan does not impose on the investment of other Plan assets.

ARTICLE VIII

AMENDMENT, TERMINATION AND MERGERS

8.1	AMENDMENT

(a) General rule on Employer amendment. The Employer shall have the right at any time to amend this Plan subject to the limitations of this Section. However, any amendment that affects the rights, duties or responsibilities of the Trustee (or Insurer) or Administrator may only be made with the Trustee’s (or Insurer’s) or Administrator’s written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee (or Insurer) shall not be required to execute any such amendment unless the amendment affects the duties of the Trustee (or Insurer) hereunder.

(b) Permissible amendments. The Employer may amend the Plan to accomplish any of the following items without affecting reliance on the opinion or advisory letter: (1) change the choice of options in the Adoption Agreement, (2) add any appendix to the Adoption Agreement that is specifically permitted pursuant to the terms of the Plan (e.g., Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections)); (3) amend administrative trust or custodial provisions in the case of a volume submitter or non-standardized Plan and make more limited amendments in the case of a standardized Plan such as the name of the Plan, Employer, Trustee or Custodian, (4) add certain sample or model amendments published by the Internal Revenue Service or other required good-faith amendments which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan, (5) add or change provisions permitted under the Plan and/or specify or change the effective date of a provision as permitted under the Plan, (6) add a list of any “Section 411(d)(6) protected benefits” which must be preserved, (7) conform to the requirements of Act Section 402(a) (relating to named fiduciaries), Act Section 503 (relating to claims procedures), or DOL Field Assistance Bulletin 2008-01 (relating to the duty to collect delinquent contributions), (8) adjust the limitations under Code §§415, 402(g), 401(a)(17) and 414(q)(1)(B) to reflect annual cost-of-living increases, and (9) change the prototype sponsor’s or volume submitter practitioner’s name. An Employer that amends the Plan for any other reason, including a waiver of the minimum

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funding requirement under Code §412(c) (or for Plan Years beginning on or before December 31, 2007, Code §412(d)), will no longer participate in this prototype or volume submitter Plan and this Plan will be considered to be an individually designed plan for purposes of reliance.

(c) Sponsoring organization/volume submitter practitioner amendments. The Employer (and every Participating Employer) expressly delegates authority to the sponsoring organization of this prototype Plan or volume submitter practitioner, the right to amend the Plan by submitting a copy of the amendment to each Employer (and Participating Employer) who has adopted this prototype or volume submitter plan, after first having received a ruling or favorable determination from the Internal Revenue Service that the prototype or volume submitter Plan as amended qualifies under Code §401(a) (unless a ruling or determination is not required by the IRS). For purposes of this Section, the mass submitter shall be recognized as the agent of the sponsor. If the sponsor does not adopt any amendment made by the mass submitter, it will no longer be identical to, or a minor modifier of, the mass submitter plan.

(d) Impermissible amendments. No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

(e) Anti-cutback restrictions. No Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective if it eliminates or reduces any “Section 411(d)(6) protected benefit” or adds or modifies conditions relating to “Section 411(d)(6) protected benefits” which results in a further restriction on such benefits (even if the amendment merely adds a restriction or condition that is permitted under the vesting rules in Code §§411(a)(3) – (11)) unless such “Section 411(d)(6) protected benefits” are preserved in operation with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. Notwithstanding the preceding, “Section 411(d)(6) protected benefits” may be eliminated or reduced to the extent permitted by Code §412(d)(2) or Regulations (including Regulation §§1.411(d)-3 and 1.411(d)-4 ) or other IRS guidance. For purposes of this Subsection, a plan amendment which has the effect of decreasing a Participant’s “Section 411(d)(6) protected benefits” with respect to benefits attributable to service before the amendment shall be treated as reducing a “Section 411(d)(6) protected benefit.” “Section 411(d)(6) protected benefits” are benefits described in Code §411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit. The preceding shall not apply to a Plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her Account under a particular optional form of benefit if the amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit being eliminated or restricted. For this purpose, a single-sum distribution form is otherwise identical only if the single-sum distribution form is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

8.2	TERMINATION

(a) Termination of Plan. The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee (or Insurer) and Administrator written notice of such termination. Upon any full or partial termination or upon the complete discontinuance of the Employer’s Contributions to the Plan (in the case of a Profit Sharing Plan), all amounts credited to the affected Participants’ Combined Accounts shall become 100% Vested and shall not thereafter be subject to Forfeiture.

(b) Distribution of assets. Upon the full termination of the Plan, the Employer shall direct the distribution of the assets to Participants in a manner that is consistent with and satisfies the provisions of Section 6.5, except that no Participant or spousal consent is required. Distributions to a Participant shall be made in cash (or in property if permitted in the Adoption Agreement) or through the purchase of irrevocable nontransferable deferred commitments from the Insurer. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of “Section 411(d)(6) protected benefits” as described in Section 8.1(e). In addition, to the extent Section 6.13 (Special Rule for Certain Profit Sharing Plans) could apply to all or a portion of the assets, then, subject to Section 12.2, the Administrator will direct the distribution of assets to Participants in a lump-sum distribution. Such distribution will be made as soon as reasonable after the Plan termination, regardless of: (1) the amount of the Participant’s Vested Account balance; (2) the Participant’s age; and (3) whether the Participant consents to the distribution. Furthermore, to the extent a distribution is required to be made pursuant to this Section and the Participant does not consent to such distribution, then the Administrator may make a direct distribution to an individual retirement account described in Code §408(a) or an individual retirement annuity described in Code §408(b).

(c) Abandoned plan. If the Employer, in accordance with DOL guidance, abandons the Plan, then the Trustee (or Insurer) or other party permitted to take action as a qualified terminal administrator (QTA), may terminate the Plan in accordance with applicable DOL and IRS regulations and other guidance.

8.3	MERGER, CONSOLIDATION OR TRANSFER OF ASSETS

This Plan may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any “Section 411(d)(6) protected benefits” as described in Section 8.1(e).

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ARTICLE IX

TOP-HEAVY PROVISIONS

9.1	TOP-HEAVY PLAN REQUIREMENTS

Notwithstanding anything in this Plan to the contrary, for any Top-Heavy Plan Year, the Plan shall provide the special vesting requirements of Code §416(b) pursuant to Section 6.4 of the Plan and the special minimum allocation requirements of Code §416(c) pursuant to Section 4.3(f) of the Plan. Except as otherwise provided in the Plan, the minimum allocation shall be an Employer Nonelective Contribution and, if no vesting schedule has been selected in the Adoption Agreement or the selection is invalid, shall be subject to the 6 Year Graded vesting schedule described in the Adoption Agreement.

Notwithstanding the above, the Top-Heavy Plan Year requirements of this Article and Code §416 shall not apply in any Plan Year in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code §401(k)(12) or §401(k)(13) and matching contributions meet the requirements of Code §401(m)(11) or §401(m)(12).

9.2	DETERMINATION OF TOP-HEAVY STATUS

(a) Definition of Top-Heavy Plan. This Plan shall be a Top-Heavy Plan if any of the following conditions exists:

(1) if the “top-heavy ratio” for this Plan exceeds sixty percent (60%) and this Plan is not part of any “required aggregation group” or “permissive aggregation group”;

(2) if this Plan is a part of a “required aggregation group” but not part of a “permissive aggregation group” and the “top-heavy ratio” for the group of plans exceeds sixty percent (60%); or

(3) if this Plan is a part of a “required aggregation group” and part of a “permissive aggregation group” and the “top-heavy ratio” for the “permissive aggregation group” exceeds sixty percent (60%).

(b) Top-heavy ratio. “Top-heavy ratio” means, with respect to a “determination date”:

(1) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan (as defined in Code §408(k))) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the “determination date” has or has had accrued benefits, the top-heavy ratio for this Plan alone or for the “required aggregation group” or “permissive aggregation group” as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the “determination date” (including any part of any Account balance distributed in the 1-year period ending on the “determination date”) (5-year period ending on the “determination date” in the case of a distribution made for a reason other than severance from employment, death or Total and Permanent Disability), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the 1-year period ending on the “determination date”) (5-year period ending on the “determination date” in the case of a distribution made for a reason other than severance from employment, death or Total and Permanent Disability), both computed in accordance with Code §416 and the Regulations thereunder.

Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the “determination date,” but which is required to be taken into account on that date under Code §416 and the Regulations thereunder.

(2) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the “determination date” has or has had any accrued benefits, the top-heavy ratio for any “required aggregation group” or “permissive aggregation group” as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (1) above, and the “present value” of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the “determination date,” and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (1) above, and the “present value” of accrued benefits under the defined benefit plan or plans for all participants as of the “determination date,” all determined in accordance with Code §416 and the Regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the 1-year period ending on the “determination date” (5-year period ending on the “determination date” in the case of a distribution made for a reason other than severance from employment, death or Total and Permanent Disability).

(3) For purposes of (1) and (2) above, the value of Account balances and the “present value” of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the “determination date,” except as provided in Code §416 and the Regulations thereunder for the first and second plan years of a defined benefit plan. The Account balances and accrued benefits of a Participant (i) who is not a Key Employee but who was a Key Employee in

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a prior year, or (ii) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 1-year period ending on the “determination date” will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code §416 and the Regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of Account balances and accrued benefits will be calculated with reference to the “determination dates” that fall within the same calendar year.

The accrued benefit of a participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code §411(b)(1)(C).

(c) Determination date. “Determination date” means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, “determination date” means the last day of that Plan Year.

(d) Permissive aggregation group. “Permissive aggregation group” means the “required aggregation group” of plans plus any other plan or plans of the Employer or any Affiliated Employer which, when considered as a group with the “required aggregation group,” would continue to satisfy the requirements of Code §§401(a)(4) and 410.

(e) Present value. “Present value” means the present value based only on the interest and mortality rates specified in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections).

(f) Required aggregation group. “Required aggregation group” means: (1) each qualified plan of the Employer or any Affiliated Employer in which at least one Key Employee participates or participated at any time during the Plan Year containing the “determination date” or any of the four preceding Plan Years (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer or any Affiliated Employer which enables a plan described in (l) to meet the requirements of Code §401(a)(4) or 410.

(g) Valuation Date. Valuation Date means the date elected by the Employer in the Adoption Agreement as of which Account balances or accrued benefits are valued for purposes of calculating the “top-heavy ratio.”

ARTICLE X

MISCELLANEOUS

10.1 EMPLOYER ADOPTIONS

(a) Method of adoption. Any organization may become the Employer hereunder by executing the Adoption Agreement in a form satisfactory to the Trustee (or Insurer), and it shall provide such additional information as the Trustee (or Insurer) may require. The consent of the Trustee (or Insurer) to act as such shall be signified by its execution of the Adoption Agreement or a separate agreement (including, if elected in the Adoption Agreement, a separate trust agreement).

(b) Separate affiliation. Except as otherwise provided in this Plan, the affiliation of the Employer and the participation of its Participants shall be separate and apart from that of any other employer and its participants hereunder.

10.2 PARTICIPANT’S RIGHTS

This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon the Employee as a Participant of this Plan.

10.3 ALIENATION

(a) General rule. Subject to the exceptions provided below and as otherwise permitted by the Code and the Act, no benefit which shall be payable to any person (including a Participant or the Participant’s Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized except to such extent as may be required by law.

(b) Exception for loans. Subsection (a) shall not apply to the extent a Participant or Beneficiary is indebted to the Plan by reason of a loan made pursuant to Section 7.6. At the time a distribution is to be made to or for a Participant’s or Beneficiary’s benefit, such portion of the amount to be distributed as shall equal such indebtedness shall be paid to the Plan, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given notice by the Administrator that such indebtedness is to be so paid in whole or part from the Participant’s interest in the Plan. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against the Participant’s interest in the Plan, the Participant or Beneficiary shall be entitled to a review of the validity of the claim in accordance with procedures provided in Section 2.10.

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Defined Contribution Volume Submitter Plan

(c) Exception for QDRO. Subsection (a) shall not apply to a “qualified domestic relations order” defined in Code §414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a “qualified domestic relations order,” a former Spouse of a Participant shall be treated as the Spouse or surviving Spouse for all purposes under the Plan.

(d) Exception for certain debts to Plan. Notwithstanding any provision of this Section to the contrary, an offset to a Participant’s accrued benefit against an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order, or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Code §§401(a)(13)(C) and (D).

10.4 PLAN COMMUNICATIONS, INTERPRETATION AND CONSTRUCTION

(a) Applicable law. This Plan and Trust shall be construed and enforced according to the Code, the Act and the laws of the state or commonwealth in which the Employer’s (or if there is a corporate Trustee, the Trustee’s, or if the Plan is fully insured, the Insurer’s) principal office is located (unless otherwise designated in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections)), other than its laws respecting choice of law, to the extent not pre-empted by federal law.

(b) Administrator’s discretion/nondiscriminatory administration. The Administrator has total and complete discretion to interpret and construe the Plan and to determine all questions arising in the administration, interpretation and application of the Plan. Any determination the Administrator makes under the Plan is final and binding upon any affected person. The Administrator must exercise all of its Plan powers and discretion, and perform all of its duties in a uniform and nondiscriminatory manner.

(c) Communications. All Participant or Beneficiary notices, designations, elections, consents or waivers must be made in a form the Administrator (or, as applicable, the Trustee or Insurer) specifies or otherwise approves. Any person entitled to notice under the Plan may waive the notice or shorten the notice period unless such actions are contrary to applicable law.

(d) Evidence. Anyone, including the Employer, required to give data, statements or other information relevant under the terms of the Plan (“evidence”) may do so by certificate, affidavit, document or other form which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The Administrator, Trustee and Insurer are protected fully in acting and relying upon any evidence described under the immediately preceding sentence.

(e) Plan terms binding. The Plan is binding upon all parties, including but not limited to, the Employer, Trustee, Insurer, Administrator, Participants and Beneficiaries.

(f) Parties to litigation. Except as otherwise provided by applicable law, a Participant or a Beneficiary is not a necessary party or required to receive notice of process in any court proceeding involving the Plan, the Trust or any Fiduciary. Any final judgment (not subject to further appeal) entered in any such proceeding will be binding upon all parties, including the Employer, the Administrator, Trustee, Insurer, Participants and Beneficiaries.

(g) Fiduciaries not insurers. The Trustee, Administrator and the Employer in no way guarantee the Plan assets from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Plan. The liability of the Employer, the Administrator and the Trustee to make any distribution from the Trust at any time and all times is limited to the then available assets of the Trust.

(h) Construction/severability. The Plan, the Adoption Agreement, the Trust and all other documents to which they refer, will be interpreted consistent with and to preserve tax qualification of the Plan under Code §401(a) and tax exemption of the Trust under Code §501(a) and also consistent with the Act and other applicable law. To the extent permissible under applicable law, any provision which a court (or other entity with binding authority to interpret the Plan) determines to be inconsistent with such construction and interpretation, is deemed severed and is of no force or effect, and the remaining Plan terms will remain in full force and effect.

(i) Uniformity. All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

(j) Headings. The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

10.5 GENDER, NUMBER AND TENSE

Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply; whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply; and whenever any words are used herein in the past or present tense, they shall be construed as though they were also used in the other form in all cases where they would so apply.

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Defined Contribution Volume Submitter Plan

10.6 LEGAL ACTION

In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee (or Insurer), the Employer or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee (or Insurer), the Employer or the Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney’s fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

10.7 PROHIBITION AGAINST DIVERSION OF FUNDS

(a) General rule. Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any Trust Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries.

(b) Mistake of fact. In the event the Employer shall make a contribution under a mistake of fact pursuant to Act §403(c)(2)(A), the Employer may demand repayment of such contribution at any time within one (1) year following the time of payment and the Trustee (or Insurer) shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

(c) Contribution conditioned on deductibility. Except as specifically stated in the Plan, any contribution made by the Employer to the Plan (if the Employer is not tax-exempt) is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a court of competent jurisdiction, demand repayment of such disallowed contribution and the Trustee (or Insurer) shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

10.8 EMPLOYER’S AND TRUSTEE’S PROTECTIVE CLAUSE

The Employer, Administrator and Trustee, and their successors, shall not be responsible for the validity of any Contract issued hereunder or for the failure on the part of the Insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

10.9 INSURER’S PROTECTIVE CLAUSE

Except as otherwise agreed upon in writing between the Employer and the Insurer, an Insurer which issues any Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The Insurer shall be protected and held harmless in acting in accordance with any written direction of the Administrator or Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Administrator or Trustee. Regardless of any provision of this Plan, the Insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the Insurer.

10.10 RECEIPT AND RELEASE FOR PAYMENTS

Any payment to any Participant, the Participant’s legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee (or Insurer) and the Employer.

10.11 ACTION BY THE EMPLOYER

Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

10.12 NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

The “named Fiduciaries” of this Plan are (a) the Employer, (b) the Administrator, (c) the Trustee (if the Trustee has discretionary authority as elected in the Adoption Agreement or as otherwise agreed upon by the Employer and the Trustee), and (d) any Investment Manager appointed hereunder. The Employer may, however, modify the preceding sentence to add or remove named Fiduciaries. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan including, but not limited to, any agreement allocating or delegating their responsibilities, the terms of which are incorporated herein by reference. In general, the Employer shall have the sole responsibility for making the contributions provided for under the Plan; and shall

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Defined Contribution Volume Submitter Plan

have the sole authority to appoint and remove the Trustee and the Administrator; to formulate the Plan’s “funding policy and method”; and to amend the elective provisions of the Adoption Agreement or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. If the Trustee has discretionary authority, it shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an Investment Manager or Administrator, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

10.13 APPROVAL BY INTERNAL REVENUE SERVICE

Notwithstanding anything herein to the contrary, if, pursuant to an application for qualification is made by the time prescribed by law for filing the Employer’s return for the taxable year in which the Plan or an amendment to the Plan is adopted, or such later date as the Secretary of Treasury may prescribe, the Commissioner of the Internal Revenue Service or the Commissioner’s delegate should determine that the Plan does not initially qualify as a tax-exempt plan under Code §§401 and 501, and such determination is not contested, or if contested, is finally upheld, then if the Plan is a new plan, it shall be void ab initio and all amounts contributed to the Plan, by the Employer, less expenses paid, shall be returned within one (1) year and the Plan shall terminate, and the Trustee (or Insurer) shall be discharged from all further obligations. If the disqualification relates to a Plan amendment, then the Plan shall operate as if it had not been amended. If the Employer’s Plan fails to attain or retain qualification, such Plan will no longer participate in this prototype or volume submitter plan and will be considered an individually designed plan.

10.14 PAYMENT OF BENEFITS

Except as otherwise provided in the Plan, benefits under this Plan shall be paid, subject to Sections 6.11, 6.12 and 12.10, only upon death, Total and Permanent Disability, normal or early retirement, severance of employment, or termination of the Plan.

10.15 ELECTRONIC MEDIA

The Administrator may use any electronic medium to give or receive any Plan notice, communicate any Plan policy, conduct any written Plan communication, satisfy any Plan filing or other compliance requirement and conduct any other Plan transaction to the extent permissible under applicable law. A Participant or a Participant’s Spouse, to the extent authorized by the Administrator, may use any electronic medium to make or provide any Beneficiary designation, election, notice, consent or waiver under the Plan, to the extent permissible under applicable law. Any reference in this Plan to a “form,” a “notice,” an “election,” a “consent,” a “waiver,” a “designation,” a “policy” or to any other Plan-related communication includes an electronic version thereof as permitted under applicable law. Notwithstanding the foregoing, any Participant or Beneficiary notices and consent that are required pursuant to the Code must satisfy Regulation §1.401(a)-21.

10.16 PLAN CORRECTION

The Administrator in conjunction with the Employer may undertake such correction of Plan errors as the Administrator deems necessary, including correction to preserve tax qualification of the Plan under Code §401(a) or to correct a fiduciary breach under the Act. Without limiting the Administrator’s authority under the prior sentence, the Administrator, as it determines to be reasonable and appropriate, may undertake correction of Plan document, operational, demographic and Employer eligibility failures under a method described in the Plan or under the IRS Employee Plans Compliance Resolution System (“EPCRS”) or any successor program to EPCRS. The Administrator, as it determines to be reasonable and appropriate, also may undertake or assist the appropriate Fiduciary or Plan official in undertaking correction of a fiduciary breach, including correction under the DOL Voluntary Fiduciary Correction Program (“VFC”) or any successor program to VFC. If the Plan is a 401(k) Plan, to correct an operational error, the Administrator may require the Trustee (or Insurer) to distribute from the Plan Elective Deferrals or Vested matching contributions, including earnings, where such amounts result from an operational error other than a failure of Code §415, Code §402(g), or a failure of the ADP or ACP tests. Furthermore, the Employer may make corrective contributions pursuant to this Section regardless of whether the Plan otherwise permits such contribution source. In addition, the Plan is authorized to recover benefits from Participants or Beneficiaries that have been improperly distributed.

10.17 NONTRUSTEED PLANS

If the Plan is funded solely with Contracts, then notwithstanding Sections 10.7 and 10.13, no Contract will be purchased under the Plan unless such Contract or a separate definite written agreement between the Employer and the Insurer provides that no value under Contracts providing benefits under the Plan or credits determined by the Insurer (on account of dividends, earnings, or other experience rating credits, or surrender or cancellation credits) with respect to such Contracts may be paid or returned to the Employer or diverted to or used for other than the exclusive benefit of the Participants or their Beneficiaries. However, any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

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Defined Contribution Volume Submitter Plan

If this Plan is funded by individual Contracts that provide a Participant’s benefit under the Plan, such individual Contracts shall constitute the Participant’s Account balance. If this Plan is funded by group Contracts, under the group annuity or group insurance Contract, premiums or other consideration received by the Insurer must be allocated to Participants’ Accounts under the Plan.

ARTICLE XI

PARTICIPATING EMPLOYERS

11.1 ELECTION TO BECOME A PARTICIPATING EMPLOYER

Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee (or Insurer), any Employer may adopt the Employer’s Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer (a participation agreement). In the event a Participating Employer is not an Affiliated Employer, then the provisions of Article XIV shall apply rather than the provision of this Article XI.

11.2 REQUIREMENTS OF PARTICIPATING EMPLOYERS

(a) Permissible variations of participation agreement. The participation agreement must identify the Participating Employer and the covered Employees and provide for the Participating Employer’s signature. In addition, in the participation agreement, the Employer shall specify which elections, if any, the Participating Employer can modify, and any restrictions on the modifications. Any such modification shall apply only to the Employees of that Participating Employer. The Participating Employer shall make any such modification by selecting the appropriate option on its participation agreement to the Employer’s Adoption Agreement. To the extent that the participation agreement does not permit modification of an election, any attempt by a Participating Employer to modify the election shall have no effect on the Plan and the Participating Employer is bound by the Plan terms as selected by the Employer. If a Participating Employer does not make any permissible participation agreement election modifications, then with regard to any election, the Participating Employer is bound by the Adoption Agreement terms as completed by the “lead Employer.” Notwithstanding the other provisions of this Section, if a standardized Plan is being used, then the elections available to Participating Employers must be limited to the elections available to the Employer in order to ensure the Plan, by design, satisfies the minimum coverage requirements of Code §410(b) and the nondiscrimination requirements of Code §401(a)(4).

(b) Holding and investing assets. The Trustee (or Insurer) may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof. However, the assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the Employer or Participating Employer who contributed such assets.

(c) Payment of expenses. Unless the Employer otherwise directs, any expenses of the Plan which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

11.3 DESIGNATION OF AGENT

Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee (or Insurer) and Administrator for purposes of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates otherwise, the word “Employer” shall be deemed to include each Participating Employer as related to its adoption of the Plan.

11.4 EMPLOYEE TRANSFERS

In the event an Employee is transferred between Participating Employers, accumulated service and eligibility shall be carried with the Employee involved. No such transfer shall effect a severance of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

11.5 PARTICIPATING EMPLOYER’S CONTRIBUTION AND FORFEITURES

For volume submitter or non-standardized Adoption Agreements, if elected by a Participating Employer in its participation agreement, then to the extent permitted under Code §411(d)(6), effective with respect to Plan Years beginning in and after the Plan Year in which the provisions of this Plan are adopted, any contribution and/or Forfeiture subject to allocation during each Plan Year shall be determined and allocated separately by each Participating Employer, and shall be allocated only among the Participants eligible to share in the contribution and Forfeiture allocation of the Employer or Participating Employer making the contribution or by which the forfeiting Participant was employed. Alternatively (if so elected), and with respect to standardized Adoption Agreements, any contribution or Forfeiture subject to allocation during each Plan Year shall be allocated among all Participants of all Participating Employers in accordance with the provisions of this Plan. However, if a Participating Employer is not an Affiliated Employer then any contributions made by such Participating Employer will only be allocated among the Participants eligible to share in the contribution and Forfeiture allocation of the Participating Employer.

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Defined Contribution Volume Submitter Plan

On the basis of the information furnished by the Administrator, the Trustee (or Insurer) shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee (or Insurer) may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee (or Insurer) thereof.

11.6 AMENDMENT

Any Participating Employer hereby authorizes the Employer to make amendments on its behalf, unless otherwise agreed among all affected parties. If a Participating Employer is not an Affiliated Employer (due to the transition period under Code §410(b)(6)(C)), then amendment of this Plan by the Employer at any time when there shall be a Participating Employer shall, unless otherwise agreed to by the affected parties, only be by the written action of each and every Participating Employer and with the consent of the Trustee (or Insurer) where such consent is necessary in accordance with the terms of this Plan.

11.7 DISCONTINUANCE OF PARTICIPATION

Except in the case of a standardized Plan, any Participating Employer that is an Affiliated Employer shall be permitted to discontinue or revoke its participation in the Plan at any time. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee (or Insurer). The Trustee (or Insurer) shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new trustee (or insurer) or custodian as shall have been designated by such Participating Employer, in the event that it has established a separate qualified retirement plan for its employees provided, however, that no such transfer shall be made if the result is the elimination or reduction of any “Section 411(d)(6) protected benefits” as described in Section 8.1(e). If no successor is designated, the Trustee (or Insurer) shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust Fund as it relates to such Participating Employer be used for or diverted to purposes other than for the exclusive benefit of the Employees of such Participating Employer.

11.8 ADMINISTRATOR’S AUTHORITY

The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

11.9 PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE

If any Participating Employer is prevented in whole or in part from making a contribution which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then, pursuant to Code §404(a)(3)(B), so much of the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the participating employees of such Participating Employer, by other Participating Employers who are members of the same affiliated group within the meaning of Code §1504 to the extent of their current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total current and accumulated earnings or profits remaining after adjustment for its contribution to the Plan made without regard to this paragraph which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this paragraph.

A Participating Employer on behalf of whose employees a contribution is made under this paragraph shall not be required to reimburse the contributing Participating Employers.

ARTICLE XII

CASH OR DEFERRED PROVISIONS

Except as specifically provided elsewhere in this Plan, the provisions of this Article shall apply with respect to any 401(k) Profit Sharing Plan regardless of any provisions in the Plan to the contrary.

12.1 FORMULA FOR DETERMINING EMPLOYER’S CONTRIBUTION

(a) Permitted contributions. For each Plan Year, the Employer will (or may with respect to any discretionary contributions) contribute to the Plan:

(1) The amount of the total salary deferral elections of all Participants made pursuant to Section 12.2(a), which amount shall be deemed Elective Deferrals, plus

(2) If elected in the Adoption Agreement, a matching contribution equal to the percentage, if any, specified in the Adoption Agreement of the Elective Deferrals of each Participant eligible to share in the allocations of the matching contribution, which amount shall be deemed an Employer matching contribution or Qualified Matching Contribution as elected in the Adoption Agreement, plus

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Defined Contribution Volume Submitter Plan

(3) If elected in the Adoption Agreement, a discretionary amount determined each year by the Employer, which amount if any, shall be deemed an Employer Nonelective Contribution, or a “prevailing wage contribution” as set forth in the Adoption Agreement, which amount shall be an Employer Nonelective Contribution or an Elective Contribution as elected in the Adoption Agreement, plus

(4) A Qualified Nonelective Contribution in a discretionary amount determined by the Employer.

(5) Regardless of any provision in the Plan to the contrary, Employees whose employment is governed by a collective bargaining agreement between the Employer and “employee representatives” under which retirement benefits were the subject of good faith bargaining shall be eligible to participate in this Plan to the extent of employment covered by such agreement provided the agreement provides for coverage in the Plan. The contributions and allocations under this Plan shall be those set forth in the collective bargaining agreement, which is hereby incorporated by reference. For this purpose, the term “employee representatives” does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer. The provisions of this Subsection only apply if no more than two percent (2%) of the Employees covered pursuant to the agreement are professionals as defined in Regulation §1.410(b)-9.

(b) Timing and form of contributions. Notwithstanding the foregoing, if the Employer is not a tax-exempt entity, then the Employer’s contributions for any Fiscal Year may generally not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code §404. However, to the extent necessary to provide the top-heavy minimum allocations, the Employer shall make a contribution even if it exceeds current or accumulated net profit or the amount that is deductible under Code §404. Subject to the consent of the Trustee (or Insurer), the Employer may make its contribution to the Plan in the form of property, provided such contribution does not constitute a prohibited transaction under the Code or the Act. The decision to make a contribution of property is subject to the general fiduciary rules under the Act.

12.2 PARTICIPANT’S SALARY DEFERRAL ELECTION

(a) Salary deferral elections. Each Participant may elect to defer a portion of Compensation which would have been received in the Plan Year, but for the salary deferral election, subject to the limitations of this Section and the Adoption Agreement. A salary deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election, or if later, the later of the date the Employer adopts this cash or deferred arrangement or the date such arrangement first became effective. Any elections made pursuant to this Section, including a modification or termination of an election, shall become effective as soon as is administratively feasible following the receipt of such election by the Administrator. Furthermore, if the Employer elects in the Adoption Agreement to apply the Automatic Contribution Arrangement provisions, then in the event a Participant fails to make an Affirmative Election, such Participant shall be deemed to have made a salary deferral election in accordance with the provisions selected in the Adoption Agreement and such other procedures that the Administrator may establish and apply in a uniform and nondiscriminatory basis.

Regardless of the definition of Compensation selected in the Adoption Agreement, the Administrator may adopt a uniform policy for purposes of determining the amount of a Participant’s Elective Deferrals of excluding “non-cash Compensation.” For purposes of this Section, “non-cash Compensation” means tips, fringe benefits, and other items of Compensation not regularly paid in cash or cash equivalents, or for which the Employer does not or may not have the ability to withhold Elective Deferrals in cash for the purpose of transmitting the Elective Deferrals to the Plan pursuant to the Participant’s Salary Deferral Agreement. Additionally, the Employer may, on a uniform and nondiscriminatory basis, permit different salary deferral elections for different items of Compensation (e.g., a separate salary deferral election for bonuses), and may exclude for purposes of calculating Elective Deferrals one or more items of irregular pay (e.g., car allowance).

If elected in the Adoption Agreement, effective as of the date specified in the Adoption Agreement, a Participant may make a salary deferral election to have Roth Elective Deferrals contributed to the Plan. Roth Elective Deferrals are includible in the Participant’s gross income at the time deferred and must be irrevocably designated as Roth Elective Deferrals by the Participant in the Salary Deferral Agreement (or if applicable, in the Automatic Deferral provisions of the Plan).

The amount by which Compensation is reduced shall be that Participant’s Elective Deferrals and shall be treated as an Employer contribution and allocated to that Participant’s Elective Deferral Account. If the Plan permits Roth Elective Deferral contributions, then a Participant’s Pre-Tax Elective Deferrals shall be allocated to the Participant’s Pre-Tax Elective Deferral Account and a Participant’s Roth Elective Deferrals shall be allocated to the Participant’s Roth Elective Deferral Account. Except in the case of an “in-Plan Roth Rollover Contribution” made pursuant to Section 12.11, Elective Deferrals contributed to the Plan as one type, either Roth Elective Deferrals or Pre-Tax Elective Deferrals, may not later be reclassified as the other type.

Notwithstanding anything in the Plan to the contrary, Participants may not make Elective Deferrals with respect to amounts that are not 415 Compensation. However, for this purpose, 415 Compensation is not limited to the annual compensation limit of Code §401(a)(17). Furthermore, for purposes of this Section, the annual dollar limitation of Code §401(a)(17) ($200,000 as adjusted) shall not apply except that the Administrator may elect to apply such limit as part of the salary deferral election procedures established hereunder.

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Defined Contribution Volume Submitter Plan

Once made, a Participant’s election to reduce Compensation shall remain in effect until modified or terminated. The Administrator shall establish procedures setting forth the conditions on modifications of an election. However, Participants must be permitted to modify elections at least once each Plan Year. Furthermore, terminations may be made at any time.

(b) Eligible Automatic Contribution Arrangement (EACA). If elected in the Adoption Agreement, the Employer maintains a Plan with Automatic Deferral provisions as an Eligible Automatic Contribution Arrangement (EACA) and the following provisions will apply:

(1) Participants subject to EACA. The Employer in its Adoption Agreement will elect which Participants are subject to the EACA Automatic Deferral on the “EACA Effective Date” thereof which may include some or all current Participants or may be limited to those Employees who become Participants after the EACA Effective Date. The “EACA Effective Date” means the date on which the EACA goes into effect, either as to the overall Plan or as to an individual Participants as the context requires. An EACA becomes effective as to the Plan as of the date the Employer elects in the Adoption Agreement. A Participant’s “EACA Effective Date” is as soon as practicable after the Participant is subject to Automatic Deferrals under the EACA, consistent with: (i) applicable law; and (ii) the objective of affording the Participant a reasonable period of time after receipt of the EACA notice to make an Affirmative Election (and, if applicable, an investment election).

(2) Uniformity. The Automatic Deferral percentage must be a uniform percentage of Compensation. However, the Plan does not violate the uniform Automatic Deferral percentage requirement merely because the Plan applies any of the following provisions:

(i) Years of participation. The Automatic Deferral percentage varies based on the number of Plan Years the Participant has participated in the Plan while the Plan has applied EACA provisions;

(ii) No reduction from prior percentage. The Plan does not reduce a deferral percentage that, immediately prior to the EACA’s effective date was higher (for any Participant) than the Automatic Deferral percentage;

(iii) Applying statutory limits. The Plan limits the Automatic Deferral amount so as not to exceed the limits of Code §401(a)(17), 402(g) (determined without regard to Age 50 Catch-Up Deferrals), or 415;

(iv) No Automatic Deferrals during hardship suspension. The Plan does not apply the Automatic Deferral during a period of suspension, under the Plan’s hardship distribution provisions, of Participant’s right to make Elective Deferrals to the Plan following a hardship distribution; or

(v) Disaggregated groups. The Plan applies different default percentages to different groups if the groups can be disaggregated under Regulation §1.401(k)-1(b)(4).

(3) EACA notice. The Administrator annually will provide a notice to each Participant covered by the EACA provisions (including, if elected in the Adoption Agreement, Participants who made an Affirmative Election) within a reasonable period of time prior to each Plan Year the Employer maintains the Plan as an EACA (“EACA Plan Year”).

(i) Deemed reasonable notice/new Participant. The Administrator is deemed to provide timely notice if the Administrator provides the EACA notice at least thirty (30) days and not more than ninety (90) days prior to the beginning of the EACA Plan Year.

(ii) Mid-year notice/new Participant or Plan. If: (A) an Employee becomes eligible to make Elective Deferrals in the Plan during an EACA Plan Year but after the Administrator has provided the annual EACA notice for that Plan Year; or (B) the Employer adopts mid-year a new Plan as an EACA, the Administrator must provide the EACA notice no later than the date the Employee becomes eligible to make Elective Deferrals. However, if it is not practicable for the notice to be provided on or before the date an Employee becomes a Participant, then the notice will nonetheless be treated as provided timely if it is provided as soon as practicable after that date and the Employee is permitted to elect to defer from all types of Compensation that may be deferred under the Plan earned beginning on that date.

(iii) Content. The EACA notice must provide comprehensive information regarding the Participants’ rights and obligations under the Plan and must be written in a manner calculated to be understood by the average Participant in accordance with applicable law.

(4) EACA permissible withdrawal. If elected in the Adoption Agreement, a Participant who has Automatic Deferrals under the EACA may elect to withdraw all the Automatic Deferrals (and allocable earnings) under the provisions of this Subsection. Any distribution made pursuant to this Section will be processed in accordance with normal distribution provisions of the Plan.

(i) Amount. If a Participant elects a permissible withdrawal under this Subsection, then the Plan must make a distribution equal to the amount (and only the amount) of the Automatic Deferrals made under the EACA (adjusted for allocable gains and losses to the date of the distribution). The Plan may separately account for Automatic Deferrals, in which case the entire account will be distributed. If the Plan does not separately account for the Automatic Deferrals, then the Plan must determine earnings or losses in a manner similar to the refund of Excess Contributions.

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Defined Contribution Volume Submitter Plan

(ii) Fees. Notwithstanding the above, the Administrator may reduce the permissible distribution amount by any generally applicable fees. However, the Plan may not charge a greater fee for distribution under this Section than applies to other distributions. The Administrator may adopt a policy regarding charging such fees consistent with this paragraph.

(iii) Timing. The Participant may make an election to withdraw the Automatic Deferrals under the EACA no later than ninety (90) days, or such shorter period as specified in the Adoption Agreement, after the date of the first Automatic Deferral under the EACA. For this purpose, the date of the first Automatic Deferral is the date that the Compensation subject to the Automatic Deferral otherwise would have been includible in the Participant’s gross income. For this purpose, EACAs under the Plan are aggregated, except that the mandatory disaggregation rules of Code §410(b) apply. In addition, a Participant’s withdrawal right is not restricted due to the Participant making an Affirmative Election during the ninety (90) day period (or shorter period as specified in the Adoption Agreement).

(iv) Rehired Employees. For purposes of paragraph (iii) above, an Employee who for an entire Plan Year did not have contributions made pursuant to a default election under the EACA will be treated as having not had such contributions for any prior Plan Year as well.

(v) Effective date of the withdrawal election. The effective date of the permissible withdrawal will be as soon as practicable, but in no event later than the earlier of (A) the pay date of the second payroll period beginning after the election is made, or (B) the first pay date that occurs at least thirty (30) days after the election is made. The election will also be deemed to be an Affirmative Election to have no Elective Deferrals made to the Plan.

(vi) Related matching contributions. The Administrator will not take any Elective Deferrals withdrawn pursuant to this Section into account in computing and allocating matching contributions. If the Employer has already allocated matching contributions to the Participant’s Account with respect to Elective Deferrals being withdrawn pursuant to this Subsection (4), then such matching contributions, as adjusted for gains and losses, must be forfeited.

(vii) Treatment of withdrawals. With regard to Elective Deferrals withdrawn pursuant to this Subsection, (A) the Administrator will disregard such Elective Deferrals in the Actual Deferral Percentage Test (if applicable); (B) the Administrator will disregard such Elective Deferrals for purposes of the limitation on Elective Deferrals under Code §402(g); (C) such Elective Deferrals are not subject to the consent requirements of Code §401(a)(11) or 417. The Administrator will disregard any matching contributions forfeited under paragraph (vi) above in the ACP Test (if applicable).

(viii) Effect of Affirmative Election. A Participant’s Affirmative Election continues in effect until the Participant subsequently revokes or modifies his or her Salary Deferral Agreement, or the Affirmative Election expires. A Participant who makes an Affirmative Election is not thereafter subject to the Automatic Deferral or to any scheduled increases thereto, even if the Participant later revokes the Affirmative Election or the Affirmative Election, unless the Participant is subject to the EACA. In addition, a Participant who is subject to the EACA provisions who revokes his or her Affirmative Election or whose Affirmative Election expires, will be deemed to have made an Affirmative Election to have no Elective Deferrals made to the Plan.

(c) Catch-Up Contributions. If selected in the Adoption Agreement, all Employees who are eligible to make Elective Deferrals under this Plan and who have attained age 50 before the close of the taxable year shall be eligible to make Catch-Up Contributions in accordance with, and subject to the dollar limitations of, Code §414(v)(2)(B)(i) for the taxable year. The limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code §414(v)(2)(C). Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code §§402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code §401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of such Catch-Up Contributions (but Catch-Up Contributions made in prior years are counted in determining whether the Plan is a Top-Heavy Plan). If selected in the Adoption Agreement, Catch-Up Contributions shall not be treated as Elective Deferrals for purposes of applying any Employer matching contributions. Such option cannot be selected if the Plan elects to follow the safe harbor provisions of Section 12.8.

(d) Full vesting. The balance in each Participant’s Elective Deferral Account, Qualified Matching Contribution Account and Qualified Nonelective Contribution Account shall be fully Vested at all times and, except as otherwise provided herein, shall not be subject to Forfeiture for any reason.

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Defined Contribution Volume Submitter Plan

(e) Distribution restrictions. Amounts held in a Participant’s Elective Deferral Account, Qualified Matching Contribution Account and Qualified Nonelective Contribution Account may only be distributable as provided in (4) below or as provided under the other provisions of this Plan, but in no event prior to the earlier of the following events or any other events permitted by the Code or Regulations:

(1) the Participant’s severance of employment (regardless of when the severance of employment occurred), Total and Permanent Disability, or death;

(2) the Participant’s attainment of age 59 1/2;

(3) the proven financial hardship of the Participant, subject to the limitations of Section 12.10(d) (or, for a volume submitter plan, Section 6.12);

(4) the termination of the Plan without the existence at the time of Plan termination of another defined contribution plan or the establishment of a successor defined contribution plan by the Employer or an Affiliated Employer within the period ending twelve months after distribution of all assets from the Plan maintained by the Employer. For this purpose, a defined contribution plan does not include an employee stock ownership plan (as defined in Code §4975(e)(7) or 409(a)), a simplified employee pension plan (as defined in Code §408(k)), a SIMPLE individual retirement account plan (as defined in Code §408(p)), a plan or contract that satisfies the requirements of Code §403(b), or a plan that is described in Code §457(b) or (f). A distribution that is made because of this paragraph (4) must be made in a lump-sum;

(5) the Participant’s call to active duty after September 11, 2001, because of the Participant’s status as a member of a reserve component, for a period of at least 180 days or for an indefinite period, i.e., a “qualified reservist distribution” within the meaning of Section 6.18; or

(6) a Participant’s service in the uniformed services while on active duty for a period of at least 30 days, i.e., a “deemed distribution” within the meaning of Section 6.18.

(f) Code §402(g) dollar limit. A Participant’s Elective Deferrals made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan during any calendar year shall not exceed the dollar limitation imposed by Code §402(g), as in effect at the beginning of such calendar year, except to the extent permitted under Section 12.2(c) and Code §414(v), if applicable. The limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code §402(g)(4). For this purpose, “elective deferrals” means, with respect to a calendar year, the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code §401(k), any salary reduction simplified employee pension (as defined in Code §408(k)(6)), any SIMPLE IRA plan described in Code §408(p), any eligible deferred compensation plan under Code §457, any plans described under Code §501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code §403(b) pursuant to a salary deferral agreement.

(g) Excess Deferrals. If a Participant has Excess Deferrals for a taxable year, the Participant may, not later than March 1st following the close of such taxable year, notify the Administrator in writing of such excess and request that the Participant’s Elective Deferrals under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator shall direct the distribution of such excess amount (and any “income” allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant’s taxable year. Any distribution of less than the entire amount of Excess Deferrals and “income” shall be treated as a pro rata distribution of Excess Deferrals and “income.” The amount distributed shall not exceed the Participant’s Elective Deferrals under the Plan for the taxable year. Any distribution on or before the last day of the Participant’s taxable year must satisfy each of the following conditions:

(1) the Participant shall designate the distribution as Excess Deferrals;

(2) the distribution must be made after the date on which the Plan received the Excess Deferrals; and

(3) the Plan must designate the distribution as a distribution of Excess Deferrals.

Regardless of the preceding, if a Participant has Excess Deferrals solely from Elective Deferrals made under this Plan or any other plan maintained by the Employer, a Participant will be deemed to have notified the Administrator of such excess amount and the Administrator shall direct the distribution of such Excess Deferrals in a manner consistent with the provisions of this Subsection.

For the purpose of this Subsection, “income” means the amount of income or loss allocable to a Participant’s Excess Deferrals, which amount shall be allocated in the same manner as income or losses are allocated pursuant to Section 4.3(c). For taxable years after 2007, the Administrator may not distribute “income” allocable to Excess Deferrals for the period between the end of the Participant’s taxable year in which the Excess Deferral occurred and the date of the distribution (the “gap period”).

Notwithstanding the above, for any years in which a Participant makes both Roth Elective Deferrals and Pre-Tax Elective Deferrals, the distribution of any Excess Deferrals for such year shall be made, as operationally determined by the Administrator, from the Participant’s Pre-Tax Elective Deferral Account or Participant’s Roth Elective Deferral Account. Matching contributions which relate to Excess Elective Deferrals (regardless of whether such Excess Elective Deferrals are Pre-Tax Elective Deferrals or Roth Elective Deferrals) shall be treated as a Forfeiture.

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Defined Contribution Volume Submitter Plan

Any distribution of Excess Deferrals made pursuant to this Subsection shall be made first from unmatched Elective Deferrals (regardless of whether they are attributable to Pre-Tax Elective Deferrals or Roth Elective Deferrals) and, thereafter, from Elective Deferrals which are matched. Matching contributions which relate to Excess Deferrals that are distributed pursuant to this Section 12.2(g) shall be treated as a Forfeiture to the extent required pursuant to Code §401(a)(4) and the Regulations thereunder.

(h) Coordination with ADP test. Notwithstanding the preceding, a Participant’s Excess Deferrals shall be reduced, but not below zero, by any distribution and/or recharacterization of Excess Deferrals pursuant to Section 12.5(b) for the Plan Year beginning with or within the taxable year of the Participant.

(i) Suspension due to hardship or deemed severance. In the event a Participant has received a hardship distribution pursuant to Regulation §1.401(k)-1(d)(3) from any other plan maintained by the Employer or from the Participant’s Elective Deferral Account pursuant to Section 12.10, or has received a distribution on account of deemed severance on account of qualified military service from this Plan or any other plan maintained by the Employer, then such Participant shall not be permitted to elect to have Elective Deferrals contributed to the Plan for a period of six (6) months following the receipt of the distribution. Furthermore, any provisions of the Plan providing for the reduction of the dollar limitation under Code §402(g) for the Participant’s taxable year following the taxable year in which the hardship distribution was made shall no longer apply. Upon the expiration of the suspension period, a Participant’s prior Affirmative Election will no longer apply unless the Employer provides otherwise in the Plan’s administrative procedures.

(j) Distributable based on other terms of Plan. At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant’s Elective Deferral Account shall be used to provide benefits to the Participant or the Participant’s Beneficiary.

(k) Adjustment due to anticipated failure of ADP test. If during a Plan Year, it is projected that the aggregate amount of Elective Deferrals to be allocated to all Highly Compensated Participants under this Plan would cause the Plan to fail the tests set forth in Section 12.4, then the Administrator may automatically reduce the Elective Deferrals of affected Highly Compensated Participants, beginning with the Highly Compensated Participant who has the highest actual deferral ratio until it is anticipated the Plan will pass the tests or until the actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the next highest actual deferral ratio. This process may continue until it is anticipated that the Plan will satisfy one of the tests set forth in Section 12.4. Alternatively, the Employer may specify a maximum percentage of Compensation that may be deferred by Highly Compensated Participants (and any such limitation shall be a Plan-imposed limit for purposes of determining Catch-up Contributions).

(l) Procedures must be established. The Employer and the Administrator shall establish procedures necessary to implement the salary deferral elections provided for herein. Such procedures may contain limits on salary deferral elections such as limiting elections to whole percentages of Compensation or to equal dollar amounts per pay period that an election is in effect.

12.3 ALLOCATION OF CONTRIBUTIONS AND FORFEITURES

(a) Separate accounting. The Administrator shall establish and maintain an account in the name of each Participant to which the

Administrator shall credit as of each Anniversary Date, or other Valuation Date, all amounts allocated to each such Participant as set forth herein.

(b) Contributions. The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of Employer contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate contributions as follows:

(1) With respect to Elective Deferrals made pursuant to Section 12.1(a)(1), to each Participant’s Elective Deferral Account in an amount equal to each such Participant’s Elective Deferrals for the year.

(2) With respect to the Employer matching contribution made pursuant to Section 12.1(a)(2), to each Participant’s Account, or Participant’s Qualified Matching Contribution Account, as elected in the Adoption Agreement, in accordance with Section 12.1(a)(2).

Except, however, in order to be entitled to receive any Employer matching contribution, a Participant must satisfy the conditions for sharing in the Employer matching contribution as set forth in the Adoption Agreement.

(3) With respect to the Employer Nonelective Contribution made pursuant to Section 12.1(a)(3), to each Participant’s Account in accordance with the provisions of Section 4.3(b)(2) or (3) (including the “gateway contribution” pursuant to Section 4.3(b)(4)), whichever is applicable.

(4) With respect to the Employer Qualified Nonelective Contribution made pursuant to Section 12.1(a)(4), to each Participant’s Qualified Nonelective Contribution Account in the same ratio as each Participant’s Compensation bears to the total of such Compensation of all Participants.

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Defined Contribution Volume Submitter Plan

(c) Elective Deferrals not taken into account for Non-Key Employees. Notwithstanding anything in the Plan to the contrary, in determining whether a Non-Key Employee has received the required minimum allocation pursuant to Section 4.3(f) such Non-Key Employee’s Elective Deferrals shall not be taken into account. In addition, unless otherwise specified in Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code §416(c)(2) and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the ACP test and other requirements of Code §401(m).

(d) Elective Deferrals not conditioned on service during a year. Notwithstanding anything herein to the contrary, Participants who terminated employment during the Plan Year shall share in the Elective Deferral contributions made by the Employer for the year of termination without regard to the Hours of Service credited.

(e) Conditions for sharing in contributions/allocations. Notwithstanding anything herein to the contrary (other than Sections 3.5(h), 4.3(f) and 12.3(f)), Participants shall only share in the allocations of the Employer matching contribution made pursuant to Section 12.1(a)(2), the Employer Nonelective Contributions made pursuant to Section 12.1(a)(3), the Employer Qualified Nonelective Contribution made pursuant to Section 12.1(a)(4), and Forfeitures as provided in the Adoption Agreement. If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer’s contribution for the year if the Participant completes more than 500 Hours of Service (or three (3) consecutive calendar months if the elapsed time method is chosen in the Adoption Agreement) during the Plan Year or is employed on the last day of the Plan Year.

(f) Code §410(b) fail-safe. Notwithstanding anything in this Section to the contrary, if, in the volume submitter or non-standardized Adoption Agreement, the Employer elected to apply the 410(b) ratio percentage fail-safe provisions, then the provisions of Section 4.3(m) shall apply. Furthermore, if the Plan includes Employer matching contributions subject to ACP testing, then Section 4.3(m) shall be applied separately to the Code §401(m) portion of the Plan.

12.4 ACTUAL DEFERRAL PERCENTAGE TESTS

(a) ADP test. Except as otherwise provided herein, this Subsection applies if the prior year testing method is elected in the Adoption Agreement. The “Actual Deferral Percentage” (hereinafter ADP) for a Plan Year for Participants who are Highly Compensated Employees (hereinafter “HCEs”) for each Plan Year and the prior year’s ADP for Participants who were Nonhighly Compensated Employees (hereinafter “NHCEs”) for the prior Plan Year must satisfy one of the following tests:

(1) The ADP for a Plan Year for Participants who are “HCEs” for the Plan Year shall not exceed the prior year’s ADP for Participants who were “NHCEs” for the prior Plan Year multiplied by 1.25; or

(2) The ADP for a Plan Year for Participants who are “HCEs” for the Plan Year shall not exceed the prior year’s ADP for Participants who were “NHCEs” for the prior Plan Year multiplied by 2.0, provided that the ADP for Participants who are “HCEs” does not exceed the prior year’s ADP for Participants who were “NHCEs” in the prior Plan Year by more than two (2) percentage points.

Notwithstanding the above, for purposes of applying the foregoing tests with respect to the first Plan Year (as defined in Regulation §1.401(k)-2(c)(2)) in which the Plan permits any Participant to make Elective Deferrals, the ADP for the prior year’s “NHCEs” shall be the greater of three percent (3%) or the current Plan Year’s ADP for these Participants. However, the provisions of this paragraph may not be used if the Plan is a successor plan or is otherwise prohibited from using such provisions pursuant to Regulation §1.401(k)-2(c)(2).

(b) Current year testing method. Notwithstanding the foregoing, if the current year testing method is elected in the Adoption Agreement, or if no election is made in the Adoption Agreement, and for any Plan Year for which the Employer has either reserved the right to make a nonelective “ADP test safe harbor contribution” pursuant to Section 12.8 or amended the Plan to make an “ADP test safe harbor contribution,” the ADP tests in (a)(1) and (a)(2) above shall be applied by comparing the current Plan Year’s ADP for Participants who are “HCEs” with the current Plan Year’s ADP (rather than the prior Plan Year’s ADP) for Participants who are “NHCEs” for the current Plan Year. Once made, the Employer can elect prior year testing for a Plan Year only if the Plan has used current year testing for each of the preceding 5 Plan Years (or if lesser, the number of Plan Years the Plan has been in existence) or if, as a result of a merger or acquisition described in Code §410(b)(6)(C)(i), the Employer maintains both a plan using prior year testing and a plan using current year testing and the change is made within the transition period described in Code §410(b)(6)(C)(ii).

(c) Determination of “HCEs” and “NHCEs.” A Participant is an “HCE” for a particular Plan Year if the Participant meets the definition of an “HCE” in effect for that Plan Year. Similarly, a Participant is an “NHCE” for a particular Plan Year if the Participant does not meet the definition of an “HCE” in effect for that Plan Year.

(d) Calculation of ADP. For the purposes of this Section and Section 12.5, ADP means, for a specific group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the Plan on behalf of such Participant for the Plan Year to (2) the Participant’s 414(s) Compensation

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Defined Contribution Volume Submitter Plan

for such Plan Year. Employer contributions on behalf of any Participant shall include: (1) any Elective Deferrals made pursuant to the Participant’s salary deferral election (including Excess Deferrals of “HCEs”), but excluding (i) Excess Deferrals of “NHCEs” that arise solely from Elective Deferrals made under the plan or plans of this Employer and (ii) Elective Deferrals that are taken into account in the ACP tests set forth in Section 12.6 (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (2) except as provided in Subsections (f) and (g), at the election of the Employer, Qualified Nonelective Contributions and Qualified Matching Contributions to the extent such contributions are not used to satisfy the ACP test.

The actual deferral ratio for each Participant and the ADP for each group shall be calculated to the nearest one-hundredth of one percent. Furthermore, Elective Deferrals allocated to each Highly Compensated Participant’s Elective Deferral Account shall not be reduced by Excess Deferrals to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer.

(e) Participants taken into account. For purposes of this Section and Section 12.5, a Highly Compensated Participant and a Nonhighly Compensated Participant shall include any Employee eligible to make salary deferrals pursuant to Section 12.2 for the Plan Year. Such Participants who fail to make Elective Deferrals shall be treated for ADP purposes as Participants on whose behalf no Elective Deferrals are made. If a Participant has no 414(s) Compensation for the Plan Year, then such Participant is disregarded for purposes of calculating the ADP test.

(f) Contributions taken into account. For purposes of determining the ADP and the amount of Excess Contributions pursuant to Section 12.5, only Qualified Nonelective Contributions and Qualified Matching Contributions contributed to the Plan prior to the end of the twelve (12) month period immediately following the Plan Year to which the contributions relate shall be considered. A Participant’s Elective Deferrals are only taken into account for purposes of determining the ADP for a Plan Year if allocated to the Participant’s Elective Deferral Account as of a date within that Plan Year and are only made with respect to Compensation that would have either been received by the Participant in the Plan Year (but for the salary deferral election) or is attributable to services performed by the Participant in the Plan Year and would have been paid within two and one-half (2 1/2) months after the close of the Plan Year (but for the salary deferral election).

(g) Targeted contributions. Notwithstanding the preceding, for Plan Years beginning in 2006 (or if earlier, the date the final 401(k) Regulations are effective with respect to the Plan), Qualified Nonelective Contributions cannot be taken into account in determining the ADP for a Plan Year for an “NHCE” to the extent such contributions exceed the product of that “NHCE’s” 414(s) Compensation and the greater of five percent (5%) or two (2) times the Plan’s “representative contribution rate.” Any Qualified Nonelective Contribution taken into account under an ACP test under Regulation §1.401(m)-2(a)(6) (including the determination of the “representative contribution rate” for purposes of Regulation §1.401(m)-2(a)(6)(v)(B)), is not permitted to be taken into account for purposes of this paragraph (including the determination of the “representative contribution rate” under this Section). For purposes of this Subsection:

(1) The Plan’s “representative contribution rate” is the lowest “applicable contribution rate” of any eligible “NHCE” among a group of eligible “NHCEs” that consists of half of all eligible “NHCEs” for the Plan Year (or, if greater, the lowest “applicable contribution rate” of any eligible “NHCE” in the group of all eligible “NHCEs” for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and

(2) The “applicable contribution rate” for an eligible “NHCE” is the sum of the Qualified Matching Contributions taken into account under Subsection (d) for the eligible “NHCE” for the Plan Year and the Qualified Nonelective Contributions made for the eligible “NHCE” for the Plan Year, divided by the eligible “NHCE’s” 414(s) Compensation for the same period.

Notwithstanding the above, Qualified Nonelective Contributions that are made in connection with an Employer’s obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat. 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat. 1965), Public Law 89-286, or similar legislation can be taken into account for a Plan Year for an “NHCE” to the extent such contributions do not exceed 10 percent (10%) of that “NHCE’s” 414(s) Compensation.

Qualified Matching Contributions may only be used to calculate the ADP to the extent that such Qualified Matching Contributions are matching contributions that are not precluded from being taken into account under the ACP test for the Plan Year under the rules of Regulation §1.401(m)-2(a)(5)(ii).

Qualified Nonelective Contributions and Qualified Matching Contributions cannot be taken into account to determine the ADP to the extent such contributions are taken into account for purposes of satisfying any other ADP test, any ACP test, or the requirements of Regulation §1.401(k)-3, 1.401(m)-3 or 1.401(k)-4. Thus, for example, matching contributions that are made pursuant to Regulation §1.401(k)-3(c) cannot be taken into account under the ADP test. Similarly, if a plan switches from the current year testing method to the prior year testing method pursuant to Regulation §1.401(k)-2(c), Qualified Nonelective Contributions that are taken into account under the current year testing method for a year may not be taken into account under the prior year testing method for the next year.

(h) Aggregation with other plans. In the event this Plan satisfies the requirements of Code §401(a)(4), 401(k), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. If more than ten percent (10%) of the Employer’s “NHCEs” are involved in a plan coverage change as defined in Regulation

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Defined Contribution Volume Submitter Plan

§1.401(k)-2(c)(4), then any adjustments to the “NHCEs” ADP for the prior year will be made in accordance with such Regulations, if the Employer has elected in the Adoption Agreement to use the prior year testing method. Plans may be aggregated in order to satisfy Code §401(k) only if they have the same Plan Year and use the same ADP testing method.

(i) ADP if multiple plans. The ADP for any Participant who is an “HCE” for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to such Participant’s accounts under two (2) or more arrangements described in Code §401(k), that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement for purposes of determining such “HCE’s” actual deferral ratio. If an “HCE” participates in two or more arrangements described in Code §401(k) of the Employer that have different plan years, all Elective Deferrals made during the Plan Year under all such arrangements shall be aggregated. For Plan Years beginning before 2006 (or if earlier, the Plan Year prior to the date the final 401(k) Regulations are effective with respect to the Plan), if the plans have different Plan Years, then all such arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Regulations under Code §401(k).

(j) Disaggregation and otherwise excludable Employees. Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 12.5 may be applied separately (or will be applied separately to the extent required by Regulations) to each “plan” within the meaning of Regulation §1.401(k)-6. Furthermore, the provisions of Code §401(k)(3)(F) may be used to exclude from consideration all Nonhighly Compensated Employees who have not satisfied the minimum age and service requirements of Code §410(a)(1)(A). For purposes of applying this provision, the Administrator may use any effective date of participation that is permitted under Code §410(b) provided such date is applied on a consistent and uniform basis to all Participants.

(k) “HCEs” as sole Eligible Employees. If, for the applicable year for determining the ADP of the “NHCEs” for a Plan Year, there are no eligible “NHCEs,” then the Plan is deemed to satisfy the ADP test for the Plan Year.

12.5 ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

(a) Authority to correct. In the event the Plan does not satisfy one of the tests set forth in Section 12.4, the Administrator shall adjust Excess Contributions or, if the current year testing method is being used, the Employer shall make contributions pursuant to the options set forth below or any combination thereof.

(b) Corrective distribution and/or recharacterization. On or before the close of the following Plan Year (or with respect to recharacterization as after-tax voluntary Employee contributions, on or before the fifteenth day of the third month following the end of each Plan Year), the Highly Compensated Participant allocated the largest amount of Elective Deferrals shall have a portion of such Elective Deferrals (and “income” allocable to such amounts) distributed (and/or, at the Participant’s election, recharacterized as an after-tax voluntary Employee contribution pursuant to Section 4.8) until the total amount of Excess Contributions has been distributed, or until the amount of the Participant’s Elective Deferrals equals the Elective Deferrals of the Highly Compensated Participant having the next largest amount of Elective Deferrals allocated. This process shall continue until the total amount of Excess Contributions has been distributed. However, in the event the Plan permits Catch-Up Contributions, then any “HCE” who is eligible to make Catch-Up Contributions pursuant to Section 12.2(c) shall have any amount that would have otherwise been distributed pursuant to this Section recharacterized as a Catch-Up Contribution (up to the maximum catch-up dollar limitation). Any distribution and/or recharacterization of Excess Contributions shall be made in the following order:

(1) With respect to the distribution of Excess Contributions, such distribution:

(i) shall be made first from unmatched Elective Deferrals used in the ADP and, thereafter, simultaneously from such Elective Deferrals which are matched and matching contributions which relate to such Elective Deferrals (if the matching contributions are used in the ADP). Matching contributions which are not used in the ADP but which relate to Elective Deferrals that are distributed pursuant to this Subsection shall be forfeited unless the related matching contributions are distributed as Excess Aggregate Contributions pursuant to Section 12.7;

(ii) shall be made, as operationally determined by the Administrator, from the Participant’s Pre-Tax Elective Deferral Account or the Participant’s Roth Elective Deferral Account, to the extent both Pre-Tax Elective Deferrals and Roth Elective Deferrals were made for the Plan Year;

(iii) shall be adjusted for “income”; and

(iv) shall be designated by the Employer as a distribution of Excess Contributions (and “income”).

(2) With respect to the recharacterization of Excess Contributions as after-tax voluntary Employee contributions pursuant to (a) above, such recharacterized amounts:

(i) shall be deemed to have occurred on the date on which the last of those Highly Compensated Participants with Excess Contributions to be recharacterized is notified of the recharacterization and the tax consequences of such recharacterization;

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Defined Contribution Volume Submitter Plan

(ii) shall not exceed the amount of Elective Deferrals on behalf of any Highly Compensated Participant for any Plan Year;

(iii) shall be treated as after-tax voluntary Employee contributions for purposes of Code §401(a)(4) and Regulation §1.401(k)-1(b). However, for purposes of Sections 4.3(f) and 9.2 (top-heavy rules), recharacterized Excess Contributions continue to be treated as Employer contributions that are Elective Deferrals. Excess Contributions (and “income” attributable to such amounts) recharacterized as after-tax voluntary Employee contributions shall continue to be nonforfeitable and subject to the same distribution rules provided for in Section 12.2(d); and

(iv) are not permitted if the amount recharacterized plus after-tax voluntary Employee contributions actually made by such Highly Compensated Participant exceed the maximum amount of after-tax voluntary Employee contributions (determined prior to application of Section 12.6) that such Highly Compensated Participant is permitted to make under the Plan in the absence of recharacterization.

(3) Any distribution and/or recharacterization of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution and/or recharacterization of Excess Contributions and “income.”

(4) For the purpose of this Section, “income” means the income or losses allocable to Excess Contributions, which amount shall be determined and allocated, at the discretion of the Administrator, using any of the methods set forth below. The method must be used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year. However, effective for Plan Years after December 31, 2007, the Administrator will not calculate and distribute “income” for the period between the end of the Plan Year in which the Excess Contribution and prior to the date of the distribution (the “gap period”).

(i) Method of allocating “income.” The Administrator may use any reasonable method for computing the “income” allocable to Excess Contributions, provided that the method does not violate Code §401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating “income” to Participant’s Accounts. A Plan will not fail to use a reasonable method for computing the “income” allocable to Excess Contributions merely because the “income” allocable to Excess Contributions is determined on a date that is no more than seven (7) days before the distribution.

(ii) Alternative method of allocating Plan Year income. The Administrator may allocate “income” to Excess Contributions for the Plan Year by multiplying the “income” for the Plan Year allocable to the Elective Deferrals and other amounts taken into account under this Section (including contributions made for the Plan Year), by a fraction, the numerator of which is the Excess Contributions for the Employee for the Plan Year, and the denominator of which is the sum of the:

(A) Account balance attributable to Elective Deferrals and other contributions taken into account under this Section as of the beginning of the Plan Year, and

(B) Any additional amount of such contributions made for the Plan Year.

(iii) Safe harbor method of allocating gap period income. The Administrator may use the safe harbor method in this paragraph to determine “income” on Excess Contributions for the “gap period.” Under this safe harbor method, “income” on Excess Contributions for the “gap period” is equal to ten percent (10%) of the “income” allocable to Excess Contributions for the Plan Year that would be determined under paragraph (ii) above, multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of calculating the number of calendar months that have elapsed under the safe harbor method, a corrective distribution that is made on or before the fifteenth day of a month is treated as made on the last day of the preceding month and a distribution made after the fifteenth day of a month is treated as made on the last day of the month.

(iv) Alternative method for allocating Plan Year and gap period income. The Administrator may determine the allocable gain or loss for the aggregate of the Plan Year and the “gap period” by applying the alternative method provided by paragraph (ii) above to this aggregate period. This is accomplished by substituting the “income” for the Plan Year and the “gap period” for the “income” for the Plan Year and by substituting the contributions taken into account under this Section for the Plan Year and the “gap period” for the contributions taken into account under this Section for the Plan Year in determining the fraction that is multiplied by that “income.”

(5) Excess Contributions shall be treated as Employer contributions for purposes of Code §§404 and 415 even if distributed from the Plan.

(c) Corrective contributions. Notwithstanding the above, if the current year testing method is used, then within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Nonelective Contribution or Qualified Matching Contribution in accordance with one of the following provisions which contribution shall be allocated to the Qualified Nonelective Contribution Account or Qualified Matching Contribution Account of each Nonhighly Compensated Participant eligible to share in the allocation in accordance with such provision. If the prior year testing method is used, then a Qualified Nonelective Contribution and a Qualified Matching Contribution may not be made to correct the tests set forth in Section 12.4. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and to which provision it relates.

(1) A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated in the same proportion that each Nonhighly Compensated Participant’s 414(s) Compensation for the year bears to the total 414(s) Compensation of all Nonhighly Compensated Participants for such year.

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Defined Contribution Volume Submitter Plan

(2) A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated in the same proportion that each Nonhighly Compensated Participant’s 414(s) Compensation for the year bears to the total 414(s) Compensation of all Nonhighly Compensated Participants for such year. However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the elapsed time method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

(3) A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated in equal amounts (per capita).

(4) A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated in equal amounts (per capita). However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the elapsed time method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

(5) A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Nonelective Contribution Account of the Nonhighly Compensated Participant having the lowest 414(s) Compensation, until the applicable ADP test set forth in Section 12.4 is satisfied, or until such Nonhighly Compensated Participant has received the lesser of the maximum “annual addition” pursuant to Section 4.4 or the maximum that may be taken into account in the ADP test pursuant to Section 12.4(g) (Targeted Contributions). This process shall continue until one of the tests set forth in Section 12.4 is satisfied.

(6) A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Nonelective Contribution Account of the Nonhighly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.4 is satisfied, or until such Nonhighly Compensated Participant has received the lesser of the maximum “annual addition” pursuant to Section 4.4 or the maximum that may be taken into account in the ADP test pursuant to Section 12.4(g) (Targeted Contributions). This process shall continue until one of the tests set forth in Section 12.4 is satisfied. However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the elapsed time method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

(7) A Qualified Matching Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of each Nonhighly Compensated Participant in the same proportion that each Nonhighly Compensated Participant’s Elective Deferrals for the year bears to the total Elective Deferrals of all Nonhighly Compensated Participants.

(8) A Qualified Matching Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of each Nonhighly Compensated Participant in the same proportion that each Nonhighly Compensated Participant’s Elective Deferrals for the year bears to the total Elective Deferrals of all Nonhighly Compensated Participants. However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the elapsed time method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

(d) Excise tax after 2 1/2 months (or 6 months). Any Excess Contributions (and “income”) which are distributed after 2 1/2 months, or 6 months with respect to a Plan Year in which the EACA requirements of Section 12.2 are met, after the end of the Plan Year are subject to a ten percent (10%) Employer excise tax imposed by Code §4979.

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Defined Contribution Volume Submitter Plan

12.6 ACTUAL CONTRIBUTION PERCENTAGE TESTS

(a) ACP test. Except as otherwise provided herein, this Subsection applies if the prior year testing method is elected in the Adoption Agreement. The “Actual Contribution Percentage” (hereinafter ACP) for Participants who are Highly Compensated Employees (hereinafter “HCEs”) for each Plan Year and the prior year’s ACP for Participants who were Nonhighly Compensated Employees (hereinafter “NHCEs”) for the prior Plan Year must satisfy one of the following tests:

(1) The ACP for a Plan Year for Participants who are “HCEs” for the Plan Year shall not exceed the prior year’s ACP for Participants who were “NHCEs” for the prior Plan Year multiplied by 1.25; or

(2) The ACP for a Plan Year for Participants who are “HCEs” for the Plan Year shall not exceed the prior year’s ACP for Participants who were “NHCEs” for the prior Plan Year multiplied by 2.0, provided that the ACP for Participants who are “HCEs” does not exceed the prior year’s ACP for Participants who were “NHCEs” in the prior Plan Year by more than two (2) percentage points.

Notwithstanding the above, for purposes of applying the foregoing tests with respect to the first Plan Year (as defined in Regulation §1.401(m)-2(c)(2)) in which the Plan permits any Participant to make “Employee contributions”, provides for “matching contributions”, or both, the ACP for the prior year’s “NHCEs” shall be the greater of three percent (3%) or the current Plan Year’s ACP for these Participants. However, the provisions of this paragraph may not be used if the Plan is a successor plan or is otherwise prohibited from using such provisions pursuant to Regulation §1.401(m)-2(c)(2).

(b) Current year testing method. Notwithstanding the preceding, if the current year testing method is elected in the Adoption Agreement or if no election is made in the Adoption Agreement, and for any Plan Year for which the Employer has either reserved the right to make a nonelective “ADP test safe harbor contribution” pursuant to Section 12.8 or amended the Plan to make an “ADP test safe harbor contribution,” the ACP tests in (a)(1) and (a)(2) above shall be applied by comparing the current Plan Year’s ACP for Participants who are “HCEs” with the current Plan Year’s ACP (rather than the prior Plan Year’s ACP) for Participants who are “NHCEs” for the current Plan Year. Once made, the Employer can elect prior year testing for a Plan Year only if the Plan has used current year testing for each of the preceding 5 Plan Years (or if lesser, the number of Plan Years the Plan has been in existence) or if, as a result of a merger or acquisition described in Code §410(b)(6)(C)(i), the Employer maintains both a plan using prior year testing and a plan using current year testing and the change is made within the transition period described in Code §410(b)(6)(C)(ii).

(c) Determination of “HCEs” and “NHCEs.” A Participant is an “HCE” for a particular Plan Year if the Participant meets the definition of an “HCE” in effect for that Plan Year. Similarly, a Participant is an “NHCE” for a particular Plan Year if the Participant does not meet the definition of an “HCE” in effect for that Plan Year.

(d) Calculation of ACP. For the purposes of this Section and Section 12.7, ACP for a specific group of Participants for a Plan Year means the average of the “contribution percentages” (calculated separately for each Participant in such group). For this purpose, “contribution percentage” means the ratio (expressed as a percentage) of the Participant’s “contribution percentage amounts” to the Participant’s 414(s) Compensation. The actual contribution ratio for each Participant and the ACP for each group, shall be calculated to the nearest one-hundredth of one percent of the Participant’s 414(s) Compensation.

(e) Amounts included in ACP. “Contribution percentage amounts” means the sum of (1) after-tax voluntary Employee contributions, (2) Employer “matching contributions” made pursuant to Section 12.1(a)(2) (including Qualified Matching

Contributions to the extent such Qualified Matching Contributions are not used to satisfy the tests set forth in Section 12.4), (3) Excess Contributions recharacterized as nondeductible voluntary Employee contributions pursuant to Section 12.5, and (4) Qualified Nonelective Contributions, to the extent the Qualified Nonelective Contributions are not used to satisfy the tests set forth in Section 12.4 and do not exceed the limitations of the targeted contribution limitation of Section 12.4(g). However, “contribution percentage amounts” shall not include “matching contributions” that are forfeited either to correct Excess Aggregate Contributions or due to Code §401(a)(4) and the Regulations thereunder because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. In addition, “contribution percentage amounts” may include Elective Deferrals provided the ADP test in Section 12.4 is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

(f) Participants taken into account. For purposes of this Section and Section 12.7, a Highly Compensated Participant and a Nonhighly Compensated Participant shall include any Employee eligible to have “matching contributions” made pursuant to Section 12.1(a)(2) (whether or not a salary deferral election was made or suspended pursuant to the Plan) allocated to such Participant’s Account for the Plan Year or to make after-tax voluntary Employee contributions pursuant to Section 4.8 (whether or not after-tax voluntary Employee contributions are made) allocated to the Participant’s Account for the Plan Year.

(g) Allocations taken into account. For purposes of determining the ACP test, “Employee contributions” are considered to have been made in the Plan Year in which contributed to the Plan. “Matching contributions” and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the twelve (12) month period beginning on the date after the close of the Plan Year. Excess Contributions recharacterized as after-tax voluntary Employee contributions pursuant to Section 12.5(b)(2) are taken into account in the ACP for the Plan Year in which the contribution would have been received in cash if there had not been a salary deferral election. A “matching contribution” will be taken into account in the ACP for a Plan Year only if (1) it is made on

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Defined Contribution Volume Submitter Plan

account of the Participant’s nondeductible voluntary “employee contributions” or on account of a Participant’s Elective Deferrals under a plan maintained by the Employer for that Plan Year and (2) it is allocated to the Participant’s Account as of any date within that Plan Year.

(h) Definition of “matching contribution” and “employee contribution.” For purposes of this Section and Section 12.7, “matching contribution” means an Employer contribution made to the Plan, or to a contract described in Code §403(b), on behalf of a Participant on account of a nondeductible voluntary “employee contribution” made by such Participant, or on account of a Participant’s elective deferrals under a plan maintained by the Employer. “Employee contribution” means any contribution (other than Roth Elective Deferrals) made to the Plan by or on behalf of a Participant that is included in the Participant’s gross income in the year in which made and that is maintained under separate account to which earnings and losses are allocated.

(i) Targeted matching contributions. Notwithstanding the preceding, for Plan Years beginning in 2006 (or if earlier, the date the final 401(m) Regulations are effective with respect to the Plan), a “matching contribution” with respect to an Elective Deferral for a year is not taken into account in determining the ACP for “NHCEs” to the extent it exceeds the greatest of:

(1) five percent (5%) of the Participant’s 414(s) Compensation for the year;

(2) the Employee’s Elective Deferrals for the year; or

(3) the product of two (2) times the Plan’s “representative matching rate” and the Participant’s Elective Deferrals for the year.

For purposes of this Subsection, the Plan’s “representative matching rate” is the lowest “matching rate” for any eligible “NHCE” among a group of “NHCEs” that consists of half of all eligible “NHCEs” in the Plan for the Plan Year who make Elective Deferrals for the Plan Year (or, if greater, the lowest “matching rate” for all eligible “NHCEs” in the Plan who are employed by the Employer on the last day of the Plan Year and who make Elective Deferrals for the Plan Year).

For purposes of this Subsection, the “matching rate” for an Employee generally is the “matching contributions” made for such Employee divided by the Employee’s Elective Deferrals for the year. If the “matching rate” is not the same for all levels of Elective Deferrals for an Employee, the Employee’s “matching rate” is determined assuming that an Employee’s Elective Deferrals are equal to six percent (6%) of 414(s) Compensation.

If the Plan provides a match with respect to the sum of the Employee’s after-tax voluntary Employee contributions and Elective Deferrals, then for purposes of this Subsection, that sum is substituted for the amount of the Employee’s Elective Deferrals and Employees who make either after-tax voluntary Employee contributions or Elective Deferrals are taken into account in determining the Plan’s “representative matching rate.” Similarly, if the Plan provides a match with respect to the Employee’s after-tax voluntary Employee contributions, but not Elective Deferrals, then for purposes of this Subsection, the Employee’s after-tax voluntary Employee contributions are substituted for the amount of the Employee’s Elective Deferrals and Employees who make after-tax voluntary Employee contributions are taken into account in determining the Plan’s “representative matching rate.”

(j) Aggregation with other plans. In the event that this Plan satisfies the requirements of Code §401(a)(4), 401(m), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ACP of Employees as if all such plans were a single plan. If more than ten percent (10%) of the Employer’s “NHCEs” are involved in a plan coverage change as defined in Regulation §1.401(m)-2(c)(4), then any adjustments to the “NHCE’s” ACP for the prior year will be made in accordance with such Regulations, if the Employer has elected in the Adoption Agreement to use the prior year testing method. Plans may be aggregated in order to satisfy Code §401(m) only if they have the same Plan Year and use the same ACP testing method.

(k) ACP if multiple plans. For the purposes of this Section, if an HCE is a Participant under two (2) or more plans (other than an employee stock ownership plan as defined in Code §4975(e)(7)) which are maintained by the Employer or an Affiliated Employer to which “matching contributions,” nondeductible voluntary Employee contributions, or both, are made, all such contributions on behalf of such HCE shall be aggregated for purposes of determining such HCE’s actual contribution ratio. However, if the plans have different plan years, then for purposes of Plan Years beginning prior to 2006 (or if earlier, the date the final 401(m) Regulations are effective with respect to the Plan), this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Regulations under Code §401(m).

(l) Disaggregation and otherwise excludable Employees. Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 12.7 may be applied separately (or will be applied separately to the extent required by Regulations) to each “plan” within the meaning of Regulation §1.401(m)-5. Furthermore, the provisions of Code §401(m)(5)(C) may be used to exclude from consideration all Nonhighly Compensated Employees who have not satisfied the minimum age and service requirements of Code §410(a)(1)(A). For purposes of applying this provision, the Administrator may use any effective date of participation that is permitted under Code §410(a) provided such date is applied on a consistent and uniform basis to all Participants.

(m) “HCEs” as sole Eligible Employees. If, for the applicable year for determining the ACP of the “NHCEs” for a Plan Year, there are no eligible “NHCEs,” then the Plan is deemed to satisfy the ACP test for the Plan Year.

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Defined Contribution Volume Submitter Plan

12.7 ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

(a) Authority to correct. In the event the Plan does not satisfy one of the tests set forth in Section 12.6, the Administrator shall adjust Excess Aggregate Contributions or, if the current year testing method is used, the Employer shall make contributions pursuant to the options set forth below or any combination thereof.

(b) Corrective distribution or Forfeiture. On or before the close of the following Plan Year, the Highly Compensated Participant having the largest allocation of “contribution percentage amounts” shall have a portion of such “contribution percentage amounts” (and “income” allocable to such amounts) distributed or, if non-Vested, Forfeited (including “income” allocable to such Forfeitures) until the total amount of Excess Aggregate Contributions has been distributed, or until the amount of the Participant’s “contribution percentage amounts” equals the “contribution percentage amounts” of the Highly Compensated Participant having the next largest amount of “contribution percentage amounts.” This process shall continue until the total amount of Excess Aggregate Contributions has been distributed or forfeited. Any distribution and/or Forfeiture of “contribution percentage amounts” shall be made in the following order:

(1) Employer “matching contributions” distributed and/or forfeited pursuant to Section 12.5(b)(1);

(2) After-tax voluntary Employee contributions including Excess Contributions recharacterized as after-tax voluntary Employee contributions pursuant to Section 12.5(b)(2);

(3) Unmatched Elective Deferrals used in the ACP and, thereafter, simultaneously from such Elective Deferrals used in the ACP which are matched and “matching contributions” which relate to such Elective Deferrals (if the “matching contributions” are used in the ACP). “Matching contributions” which are not used in the ACP but which relate to Elective Deferrals that are distributed to Highly Compensated Participants pursuant to this Subsection shall be forfeited unless the related “matching contributions” are distributed as Excess Aggregate Contributions pursuant to this Subsection;

(4) To the extent Elective Deferrals are distributed pursuant to the preceding paragraph, then the distribution shall be made, as operationally determined by the Administrator, from the Participant’s Pre-Tax Elective Deferral Account or the Participant’s Roth Elective Deferral Account, to the extent both Pre-Tax Elective Deferrals and Roth Elective Deferrals were made for the Plan Year, to the extent both Pre-Tax Elective Deferrals and Roth Elective Deferrals were made for the Plan Year; and

(5) Remaining Employer “matching contributions.”

(c) Source of corrective distribution or Forfeiture. Any distribution or Forfeiture of less than the entire amount of Excess Aggregate Contributions (and “income”) shall be treated as a pro rata distribution of Excess Aggregate Contributions and “income.” Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and “income”). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section 4.3. However, no such Forfeiture may be allocated to a Highly Compensated Participant whose contributions are reduced pursuant to this Section.

(d) Determination of income or loss. For the purpose of this Section, “income” means the income or losses allocable to Excess Aggregate Contributions, which amount shall be determined and allocated, at the discretion of the Administrator, using any of the methods set forth in Section 12.5(b)(4) with respect to the calculation of “income” for Excess Contributions (applied by substituting Excess Contributions with Excess Aggregate Contributions and by substituting amounts taken into account under the ACP test for amounts taken into account under the ADP test in Section 12.4). However, effective with respect to Plan Years beginning after December 31, 2007 the Administrator will not calculate and distribute “income” for the period between the end of the Plan Year in which the Excess Aggregate Contribution and prior to the date of the distribution (the “gap period”).

(e) Treatment of excess amounts. Excess Aggregate Contributions attributable to amounts other than nondeductible voluntary Employee contributions, including forfeited “matching contributions,” shall be treated as Employer contributions for purposes of Code §§404 and 415 even if distributed from the Plan.

(f) Ordering of tests. The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as nondeductible voluntary Employee contributions due to recharacterization for the Plan Year of any other qualified cash or deferred arrangement (as defined in Code §401(k)) maintained by the Employer that ends with or within the Plan Year or which are treated as after-tax voluntary Employee contributions due to recharacterization pursuant to Section 12.5.

(g) Corrective contributions. Notwithstanding the above, if the current year testing method is being used, then within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Nonelective Contribution or Employer matching contribution in accordance with one of the following provisions which contribution shall be allocated to the Qualified Nonelective Contribution Account or with respect to Employer “matching contributions,” to the Participant’s Account of each Nonhighly Compensated Participant eligible to share in the allocation in accordance with such provision. If the prior year testing method is used, then a Qualified Nonelective Contribution or an Employer “matching contribution” may not be made to correct the tests set forth in Section 12.6. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and to which provision it relates.

(1) A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated in the same proportion that each Nonhighly Compensated Participant’s 414(s) Compensation for the year bears to the total 414(s) Compensation of all Nonhighly Compensated Participants for such year.

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Defined Contribution Volume Submitter Plan

(2) A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated in the same proportion that each Nonhighly Compensated Participant’s 414(s) Compensation for the year bears to the total 414(s) Compensation of all Nonhighly Compensated Participants for such year. However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the elapsed time method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

(3) A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated in equal amounts (per capita).

(4) A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated in equal amounts (per capita). However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the elapsed time method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

(5) A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated to the Qualified Nonelective Contribution Account of the Nonhighly Compensated Participant having the lowest 414(s) Compensation, until the applicable test set forth in Section 12.6 is satisfied, or until such Nonhighly Compensated Participant has received the lesser of the maximum “annual addition” pursuant to Section 4.4 or the maximum that may be taken into account in the ACP test pursuant to Section 12.6(i) (Targeted Contributions). This process shall continue until one of the tests set forth in Section 12.6 is satisfied.

(6) A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated to the Qualified Nonelective Contribution Account of the Nonhighly Compensated Participant having the lowest 414(s) Compensation, until the applicable test set forth in Section 12.6 is satisfied, or until such Nonhighly Compensated Participant has received the lesser of the maximum “annual addition” pursuant to Section 4.4 or the maximum that may be taken into account in the ACP test pursuant to Section 12.6(i) (Targeted Contributions). This process shall continue until one of the tests set forth in Section 12.6 is satisfied. However, for purposes of this contribution, Nonhighly Compensated Employees who are not employed at the end of the Plan Year and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the elapsed time method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

(7) A “matching contribution” may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated on behalf of each Nonhighly Compensated Participant in the same proportion that each Nonhighly Compensated Participant’s Elective Deferrals for the year bears to the total Elective Deferrals of all Nonhighly Compensated Participants. The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution or an Employer Nonelective Contribution.

(8) A “matching contribution” may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated on behalf of each Nonhighly Compensated Participant in the same proportion that each Nonhighly Compensated Participant’s Elective Deferrals for the year bears to the total Elective Deferrals of all Nonhighly Compensated Participants. The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution or an Employer Nonelective Contribution. However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the elapsed time method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

(h) Excise tax after 2 1/2 months (or 6 months). Any Excess Aggregate Contributions (and “income”) which are distributed after 2 1/2 months, or 6 months with respect to a Plan Year in which the EACA requirements of Section 12.2(b) are met, after the end of the Plan Year shall be subject to the ten percent (10%) Employer excise tax imposed by Code §4979.

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12.8 401(k) ADP TEST SAFE HARBOR PROVISIONS

(a) Election of “ADP test safe harbor.” The provisions of this Section will apply if the Employer has elected, in the 401(k) ADP Test Safe Harbor Provisions Section of the Adoption Agreement, to use the “ADP test safe harbor” or “ACP test safe harbor.” If the Employer has elected to use the “ADP test safe harbor” for a Plan Year, then the provisions relating to the ADP test described in Section 12.4 and in Code §401(k)(3) do not apply for such Plan Year to the group of Participants subject to the “ADP test safe harbor” provisions. In addition, if the Employer has also elected to use the “ACP test safe harbor” for a Plan Year, then the provisions relating to the ACP test described in Section 12.6 and in Code §401(m)(2) do not apply for such Plan Year to the group of Participants subject to the “ACP test safe harbor” provisions. Furthermore, to the extent any other provision of the Plan is inconsistent with the provisions of this Section, the provisions of this Section will govern. In accordance with Regulation §1.401(k)-1(e)(7) and Regulation §1.401(m)- 1(c)(2), it is impermissible for the Employer to use the ADP test or the ACP test for a Plan Year in which it is intended for the Plan, through its written terms, to use the “ADP test safe harbor” or “ACP test safe harbor” and the Employer fails to satisfy the requirements of such safe harbors for the Plan Year.

(b) Definitions. For purposes of this Section and Section 12.9, the following definitions apply:

(1) “ACP test safe harbor” means the method described in Subsection (d) below for satisfying the ACP test of Code §401(m)(2).

(2) “ACP test safe harbor matching contributions” means “matching contributions” described in Subsection (d)(1).

(3) “ADP test safe harbor” means the method described in Subsection (c) for satisfying the ADP test of Code §401(k)(3).

(4) “ADP test safe harbor contributions” means the contributions made pursuant to Subsection (c)(1) below.

(5) “Compensation” means Compensation as defined in Section 1.18, except, for purposes of this Section, no dollar limit, other than the limit imposed by Code §401(a)(17), applies to the Compensation of a Nonhighly Compensated Employee.

(6) “Eligible Participant” means a Participant who is eligible to make Elective Deferrals under the Plan for any part of the Plan Year (or who would be eligible to make Elective Deferrals but for a suspension due to a hardship distribution described in Section 12.10 or to statutory limitations, such as Code §§402(g) and 415) and who is not excluded as an “eligible Participant” in the 401(k) ADP Test Safe Harbor Provisions Section of the Adoption Agreement.

(7) “Matching contributions” means contributions made by the Employer on account of an “eligible Participant’s” Elective Deferrals.

(c) Satisfying ADP safe harbor. The provisions of this Subsection apply for purposes of satisfying the “ADP test safe harbor.”

(1) The “ADP test safe harbor contribution” is the contribution, elected by the Employer in the 401(k) ADP Test Safe Harbor Provisions Section of the Adoption Agreement, to be used to satisfy the “ADP test safe harbor.” However, if no contribution is elected in the Adoption Agreement, the Employer will contribute to the Plan for the Plan Year a “basic matching contribution” on behalf of each Eligible Employee. The “basic matching contribution” is equal to (i) one hundred percent (100%) of the amount of an “eligible Participant’s” Elective Deferrals that do not exceed three percent (3%) of the Participant’s “Compensation” for the Plan Year, plus (ii) fifty percent (50%) of the amount of the Participant’s Elective Deferrals that exceed three percent (3%) of the Participant’s “Compensation” but do not exceed five percent (5%) of the Participant’s “Compensation.” However, if the contribution is being made pursuant to a QACA as described in Section 12.9, then the “basic matching contribution” is equal to (i) one hundred percent (100%) of the amount of an “eligible Participant’s” Elective Deferrals that do not exceed one percent (1%) of the Participant’s “Compensation” for the Plan Year, plus (ii) fifty percent (50%) of the amount of the Participant’s Elective Deferrals that exceed one percent (1%) of the Participant’s “Compensation” but do not exceed six percent (6%) of the Participant’s “Compensation.” If pursuant to this Section, the “ADP test safe harbor contribution” being made to the Plan (including a contribution being made pursuant to a QACA as described in Section 12.9) is a matching contribution that is made on a basis other than the Plan Year, then the matching contributions must be contributed to the Plan by the last day of the Plan Year quarter immediately following the Plan Year quarter to which the contributions relate.

(2) Except as provided in Subsection (e) below, for purposes of the Plan, a “basic matching contribution” or an “enhanced matching contribution” will be treated as a Qualified Matching Contribution and a nonelective “ADP test safe harbor contribution” will be treated as a Qualified Nonelective Contribution. Accordingly, “ADP test safe harbor contributions” will be fully Vested and subject to the distribution restrictions set forth in Section 12.2(e) other than on account of a hardship (i.e., may generally not be distributed earlier than severance of employment, death, Total and Permanent Disability, an event described in Code §401(k)(10), or, in case of a profit sharing plan, the attainment of age 59 1/2.). In addition, such contributions must satisfy the “ADP test safe harbor” without regard to permitted disparity under Code §401(l). An “enhanced matching contribution” is a matching contribution that, at rate of Elective Deferrals, is at least equal to what the matching contribution would be if under the “basic matching contribution.”

(3) Notwithstanding the requirement that the Employer make the “ADP test safe harbor contribution” to this Plan, if the Employer so elects in the Adoption Agreement, the “ADP test safe harbor contribution” will be made to the defined contribution plan indicated in the Adoption Agreement. However, such contributions will be made to this Plan unless (i) each Employee eligible under this Plan is also eligible under the other plan, and (ii) the other plan has the same Plan Year as this Plan.

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(4) Within a reasonable period before the beginning of the Plan Year (or, in the year an Eligible Employee becomes a Participant, within a reasonable period before the Employee becomes eligible), the Employer will provide each “eligible Participant” a comprehensive notice of the Participant’s rights and obligations under the Plan, written in a manner calculated to be understood by the average Participant. The determination of whether a notice satisfies the timing requirement of this paragraph is based on all of the relevant facts and circumstances. However, the timing requirement of the notice is deemed to be satisfied if at least thirty (30) days, but not more than ninety (90) days, before the beginning of the Plan Year, the Employer will provide each “eligible Participant” a comprehensive notice of the Participant’s rights and obligations under the Plan, written in a manner calculated to be understood by the average Participant. However, if an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than ninety (90) days before the Employee becomes eligible but not later than the date the Employee becomes eligible.

(5) In addition to any other election periods provided under the Plan, each “eligible Participant” may make or modify a salary deferral election during the thirty (30) day period immediately following receipt of the notice described in Subsection (4) above. Furthermore, if the “ADP test safe harbor contribution” is a “matching contribution” each Eligible Employee must be permitted to elect sufficient Elective Deferrals to receive the maximum amount of “matching contributions” available to the Participant under the Plan.

(d) Application of “ACP test safe harbor.” The provisions of this Subsection apply if the Employer has elected to satisfy the “ACP test safe harbor.”

(1) In addition to the “ADP test safe harbor contributions,” the Employer will make any “matching contributions” in accordance with elections made in the Adoption Agreement. Such additional “matching contributions” will be considered “ACP test safe harbor matching contributions.” “Matching contributions” are taken into account for a Plan Year purposes of the “ACP test safe harbor” in accordance with the allocation and timing rules of Regulation §1.401(m)-2(a), which provides that a matching contribution will be taken into account for a Plan Year only if (1) it is made on account of the Participant’s nondeductible voluntary “employee contributions” or elective deferrals under a plan maintained by the Employer for that Plan Year and (2) it is allocated to the Participant’s account as of any date within that Plan Year, and (3) it is actually paid to the plan no later than twelve (12) months after the close of the Plan Year.

(2) Notwithstanding any election in the Adoption Agreement to the contrary, an “eligible Participant’s” Elective Deferrals in excess of six percent (6%) of “Compensation” may not be taken into account in applying “ACP test safe harbor matching contributions.” In addition, any portion of an “ACP test safe harbor matching contribution” attributable to a discretionary “matching contribution” may not exceed four percent (4%) of an “eligible Participant’s” “Compensation.”

(e) Application of ACP test. The Plan is required to satisfy the ACP test of Code §401(m)(2), using the current year testing method, if the Plan permits after-tax voluntary Employee contributions or if matching contributions that do not satisfy the “ACP test safe harbor” may be made to the Plan. In such event, only “ADP test safe harbor contributions” or “ACP test safe harbor contributions” that exceed the amount needed to satisfy the “ADP test safe harbor” or “ACP test safe harbor” (if the Employer has elected to use the “ACP test safe harbor”) may be treated as Qualified Nonelective Contributions or Qualified Matching Contributions in applying the ACP test. In addition, in applying the ACP test, elective contributions may not be treated as “matching contributions” under Code §401(m)(3). Furthermore, in applying the ACP test, the Employer may operationally elect to disregard with respect to all “eligible Participants” (1) all “matching contributions” if the Plan satisfies the “ACP test safe harbor” and (2) “matching contributions” that do not exceed four percent (4%) (3 1/2% if a QACA) of each Participant’s “Compensation” if the Plan satisfies the “ADP test safe harbor” using “matching contributions” (the “basic matching contribution” or the “enhanced matching contribution”) and the “ACP test safe harbor” is not satisfied.

(f) Modification of top-heavy rules. The top-heavy requirements of Code §416 and the Plan shall not apply in any Plan Year in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code §401(k)(12) and “matching contributions” with respect to which the requirements of Code §401(m)(11) are met.

(g) Plan Year requirement. Except as provided in Regulation §1.401(k)-3(e), the Plan will fail to satisfy the requirements of Code §401(k)(12) and this Section for a Plan Year unless such provisions remain in effect for an entire twelve (12) month Plan Year.

(h) Discretionary safe harbor nonelective contribution. If the Employer has elected in the Adoption Agreement to either not use the 401(k) safe harbor provisions of this Section or to utilize the “maybe” election with respect to the nonelective “ADP test safe harbor contribution,” then the Employer may elect to utilize the “ADP test safe harbor” provisions for a Plan Year after the Plan Year has commenced in accordance with the provisions of this Subsection. In order to utilize this Subsection, the Employer must provide a notice in accordance with Section 12.8(c)(4) above, except that the notice must provide that the Employer may provide the nonelective “ADP test safe harbor contribution” and that a supplemental notice will be provided at least thirty (30) days prior to the last day of the Plan Year if the Employer decides to make the nonelective “ADP test safe harbor contribution”. In order to implement the 401(k) safe harbor provisions of this Section for the Plan Year, the Employer must (1) amend the Adoption Agreement to provide for the nonelective “ADP test safe harbor contribution” and, (2) provide a supplemental notice to Participants indicating its intention to

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Defined Contribution Volume Submitter Plan

provide such nonelective “ADP test safe harbor contribution”. The supplemental notice indicating the Employer’s intention to make the nonelective “ADP test safe harbor contribution” must be provided no later than thirty (30) days prior to the last day of the Plan Year for the Plan in order for the provisions of this Section to apply.

(i) Elimination of safe harbor contributions or matching contributions. The Employer may amend the Plan during a Plan Year to reduce or eliminate “ADP test safe harbor contributions” or matching contributions for such Plan Year subject to the following provisions.

(1) An amendment may be made during a Plan Year to reduce or eliminate prospectively any or all “ADP test safe harbor contributions” provided a supplemental notice is given to all “eligible Participants” explaining the consequences and effective date of the amendment, and that such “eligible Participants” have a reasonable opportunity (including a reasonable period) to change their Elective Deferral (and if applicable, their Voluntary Employee Contribution) elections. An amendment reducing or eliminating an “ADP test safe harbor contribution” must be effective no earlier than the later of: (i) thirty (30) days after “eligible Participants” are given the supplemental notice or (ii) the date the amendment is adopted. If the Employer amends the Plan to reduce or eliminate the “ADP test safe harbor contributions,” then except as provided in Code §§401(k) and 401(m) and the Regulations thereunder, the Plan is subject to the ADP test set forth in Section 12.4 and the ACP test set forth in Section 12.6 for the entire Plan Year using current year testing and the Employer must also satisfy the provisions of this Section 12.8 until the amendment becomes effective.

(2) Notwithstanding the preceding, an amendment may be made during a Plan Year to eliminate a nonelective “ADP test safe harbor contribution” for such Plan Year only in accordance with the provisions of Regulation 1.401(k)-3(g) and, if applicable, Regulation §1.401(m)-3(h)).

(3) If the Employer eliminates a matching contribution that is not an “ADP test safe harbor contribution,” then the “ADP test safe harbor” provisions of this Section continue to apply (i.e., the provisions relating to the ADP test described in Section 12.4 and in Code §401(k)(3) do not apply for such Plan Year to the group of Participants subject to the “ADP test safe harbor” provisions).

12.9 QUALIFIED AUTOMATIC CONTRIBUTION ARRANGEMENT

(a) Qualified Automatic Contribution Arrangement (QACA). If elected in the Adoption Agreement, the Employer maintains a Plan with Automatic Deferral provisions as a Qualified Automatic Contribution Arrangement (QACA) and the provisions of this Section will apply. Except as otherwise provided in this Section, the Plan’s “ADP test safe harbor” and “ACP test safe harbor” provisions set forth in Section 12.8 apply. The Employer will contribute on behalf of the Participants specified in the Adoption Agreement, “ADP test safe harbor contributions,” as elected in the Adoption Agreement.

(b) Participants subject to the QACA. The Employer in its Adoption Agreement will elect which Participants are subject to the QACA Automatic Deferral on the “QACA Effective Date” thereof which may include some or all current Participants or may be limited to those Employees who become Participants after the “QACA Effective Date.” The “QACA Effective Date” means the date on which the QACA goes into effect, either as to the overall Plan or as to an individual Participants as the context requires. A QACA becomes effective as to the Plan as of the date the Employer elects in the Adoption Agreement. A Participant’s “QACA Effective Date” is as soon as practicable after the Participant is subject to Automatic Deferrals under the QACA, consistent with: (A) applicable law; and (B) the objective of affording the Participant a reasonable period of time after receipt of the QACA notice to make an Affirmative Election (and, if applicable, an investment election).

(c) QACA Automatic Deferral amount. Except as provided in Subsection (d) below (relating to uniformity requirements), the Plan must apply to all Participants subject to the QACA, a uniform Automatic Deferral amount, as a percentage of each Participant’s Compensation, which does not exceed ten percent (10%), and which is at least the following minimum amount:

(1) Initial period. 3% for the period that begins when the Participant first has contributions made pursuant to a default election under the QACA and ends on the last day of the following Plan Year;

(2) Third Plan Year. 4% for the third Plan Year of the Participant’s participation in the QACA;

(3) Fourth Plan Year. 5% for the fourth Plan Year of the Participant’s participation in the QACA; and

(4) Fifth and later Plan Years. 6% for the fifth Plan Year of the Participant’s participation in the QACA and for each subsequent Plan Year.

For purposes of the above, the Plan will treat an Employee who for an entire Plan Year did not have contributions made pursuant to a default election under the QACA as not having made such contributions for any prior Plan Year.

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Defined Contribution Volume Submitter Plan

(d) Uniformity. The “Automatic Deferral Percentage” must be a uniform percentage of Compensation. The “Automatic Deferral Percentage” is the percentage of Automatic Deferral which the Employer elects in the Adoption Agreement (including any scheduled increase to the “Automatic Deferral Percentage”). However, the Plan does not violate the uniform “Automatic Deferral Percentage” merely because:

(1) Years of participation. The “Automatic Deferral Percentage” varies based on the number of Plan Years the Participant has participated in the Plan while the Plan has applied the QACA provisions;

(2) No reduction from prior default percentage. The Plan does not reduce an “Automatic Deferral Percentage” that, immediately prior to the QACA’s effective date was higher (for any Participant) than the “Automatic Deferral Percentage.”

(3) Applying statutory limits. The Plan limits the Automatic Deferral amount so as not to exceed the limits of Code §401(a)(17), 402(g) (determined without regard to Catch-Up Contributions), or 415;

(4) No Automatic Deferrals during hardship suspension. The Plan does not apply the Automatic Deferral during a period of suspension, under the Plan’s hardship distribution provisions, of Participant’s right to make Elective Deferrals to the Plan following a hardship distribution; or

(5) Disaggregated groups. The Plan applies different default percentages to different groups if the groups can be disaggregated under Regulation §1.401(k)-1(b)(4).

(e) Safe harbor notice. The Plan’s safe harbor notice provisions apply as set forth in Section 12.8, except the Employer must provide the initial QACA safe harbor notice sufficiently early so that an Employee has a reasonable period after receiving the notice and before the first Automatic Deferral to make an Affirmative Election. In addition, the notice must state: (1) the Automatic Deferral amount that will apply in absence of the Employee’s Affirmative Election; (2) the Employee’s right to elect not to have any Automatic Deferral amount made on the Employee’s behalf or to elect to make Elective Deferrals in a different amount or percentage of Compensation; and (iii) how the Plan will invest the Automatic Deferrals. However, if it is not practicable for the notice to be provided on or before the date an Employee becomes a Participant, then the notice nonetheless will be treated as provided timely if it is provided as soon as practicable after that date and the Employee is permitted to elect to defer from all types of Compensation that may be deferred under the Plan earned beginning on that date. For this purpose, the Administrator is deemed to provide timely notice if the Administrator provides the notice at least thirty (30) days and not more than ninety (90) days prior to the beginning of the QACA Plan Year.

(f) Distributions. A Participant’s Account balance attributable to QACA “ADP test safe harbor contributions” is subject to the distribution restrictions set forth in Section 12.2(e) other than on account of a hardship (i.e., may generally not be distributed earlier than severance of employment, death, Total and Permanent Disability, an event described in Code §401(k)(10), or, in case of a profit sharing plan, the attainment of age 59 1/2).

(g) Vesting. A Participant’s Account balance attributable to QACA “ADP test safe harbor contributions” is Vested in accordance with the vesting schedule, if any, elected in the Adoption Agreement.

(h) Compensation. Compensation for purposes of determining the “Automatic Deferral Percentage” has the same meaning as Compensation with regard to Elective Deferrals.

(i) Modification of top-heavy rules. The top-heavy requirements of Code §416 and the Plan shall not apply in any Plan Year in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code §401(k)(13) and “matching contributions” with respect to which the requirements of Code §401(m)(12) is met.

12.10	ADVANCE DISTRIBUTION FOR HARDSHIP

(a) Hardship events. If elected in the Adoption Agreement, the Administrator, at the election of a Participant, shall direct the Trustee (or Insurer) to distribute to the Participant in any one Plan Year up to the lesser of (1) 100% of the Accounts as selected in the Adoption Agreement valued as of the last Valuation Date or (2) the amount necessary to satisfy the immediate and heavy financial need of the Participant. For purposes of this Section, a Participant shall include an Employee who has an Account balance in the Plan. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the Valuation Date immediately preceding the date of distribution, and the Account from which the distribution is made shall be reduced accordingly. Effective with respect to Plan Years beginning in 2006 (or if earlier, the date the final 401(k) Regulations are effective with respect to the Plan), withdrawal under this Section shall be authorized only if the distribution is for one of the following or any other item permitted under Regulation §1.401(k)-1(d)(3)(iii)(B) or any other federally enacted legislation:

(1) expenses for (or necessary to obtain) medical care (as defined in Code §213(d));

(2) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

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(3) payments for burial or funeral expenses for the Participant’s deceased parent, Spouse, children or dependents (as defined in Code §152, and without regard to Code §152(d)(1)(B));

(4) payment of tuition, related educational fees, and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Participant, the Participant’s Spouse, children, or dependents (as defined in Code §152, and without regard to Code §152(b)(1), (b)(2), and (d)(1)(B));

(5) payments necessary to prevent the eviction of the Participant from the Participant’s principal residence or foreclosure on the mortgage on that residence; or

(6) expenses for the repair of damage to the Participant’s principal residence that would qualify for the casualty deduction under Code §165 (determined without regard to whether the loss exceeds 10% of adjusted gross income).

(b) Beneficiary-based distribution. If elected in Adoption Agreement, then effective as of the date specified in the Adoption Agreement, but no earlier than August 17, 2006, a Participant’s hardship event includes an immediate and heavy financial need of the Participant’s “primary Beneficiary under the Plan,” that would constitute a hardship event if it occurred with respect to the Participant’s Spouse or dependent as defined under Code §152 (such hardship events being limited to educational expenses, funeral expenses and certain medical expenses). For purposes of this Section, a Participant’s “primary Beneficiary under the Plan” is an individual who is named as a Beneficiary under the Plan (by the Participant or pursuant to Section 6.2(d)) and has an unconditional right to all or a portion of the Participant’s Account balance under the Plan upon the Participant’s death.

(c) Other limits and conditions. No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant’s representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

(1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant (including any amounts necessary to pay any federal, state, or local taxes or penalties reasonably anticipated to result from the distribution);

(2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer (to the extent the loan would not increase the hardship); and

(3) The Plan, and all other plans maintained by the Employer, provide that the Participant’s Elective Deferrals and nondeductible voluntary Employee contributions will be suspended, for at least six (6) months after receipt of the hardship distribution.

(d) Limitation on Account withdrawals. Notwithstanding the above, distributions from the Participant’s Elective Deferral Account, Qualified Matching Contribution Account and Qualified Nonelective Contribution Account pursuant to this Section shall be limited solely to the Participant’s Elective Deferrals and any income attributable thereto credited to the Participant’s Elective Deferral Account as of December 31, 1988.

(e) Other limits and conditions. If elected in the Adoption Agreement, no distribution shall be made pursuant to this Section from the Participant’s Account until such Account has become fully Vested. Furthermore, if a hardship distribution is permitted from more than one Account, the Administrator may determine any ordering of a Participant’s hardship distribution from such Accounts.

(f) Distribution rules apply. Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code §§411(a)(11) and 417 and the Regulations thereunder.

12.11	IN-PLAN ROTH ROLLOVER CONTRIBUTIONS

(a) Right to elect In-Plan Roth Rollover Contribution. If elected in the Adoption Agreement, then effective as of the date specified in the Adoption Agreement, but no earlier than September 28, 2010, a Participant may elect to roll over a distribution directly to an In-Plan Roth Rollover Contribution Account in accordance with the provisions of the Plan, this Section and the elections made in the Adoption Agreement. “In-Plan Roth rollover contributions” will be subject to the Plan rules related to designated Roth accounts.

(b) Eligibility for distribution and rollover. A Participant must be eligible for a distribution in order to roll over a distribution to an In-Plan Roth Rollover Contribution Account in accordance with this Section. A Participant may not make an “in-Plan Roth rollover contribution” with regard to an amount which is not an “eligible rollover distribution” as defined in Section 6.15.

(c) Form of rollover. The Administrator may permit an “in-Plan Roth rollover contribution” either by converting to cash any non-cash investments prior to rolling over the Participant’s distribution election amount to the In-Plan Roth Rollover Contribution Account, or by rolling over the Participant’s current investments to the In-Plan Roth Rollover Contribution Account. A Plan loan so transferred in a direct rollover (if such transfer is permitted) without changing the repayment schedule is not treated as a new loan.

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Defined Contribution Volume Submitter Plan

(d) Treatment of In-Plan Roth Rollover Contributions.

(1) Amount of In-Plan Roth Rollover Contribution. If specified in the Adoption Agreement, a Participant may take an in-service distribution only for purposes of electing a direct rollover to an In-Plan Roth Rollover Contribution Account. If elected in the Adoption Agreement, a portion of the amount that is eligible to be rolled over to an In-Plan Roth Rollover Contribution Account may be distributed solely for the purpose of federal or state income tax withholding for the Participant’s anticipated tax obligations regarding the amount includible in the Participant’s gross income by reason of the In-Plan Roth Rollover Contribution (and the amount withheld for income taxes). The Administrator may limit the amount of the 100% withholding distribution to the amount the Administrator reasonably determines is sufficient to satisfy the Participant’s federal and/or state income tax liability relating to the Plan distribution.

(2) No rollover or distribution treatment. Notwithstanding any other Plan provision, a direct In-Plan Roth Rollover Contribution is not a rollover contribution for purposes of the Plan. Accordingly, the Plan will take into account the amounts attributable to an “in-Plan Roth rollover contribution” in determining whether a Participant’s Vested Account balance exceeds $5,000 for purposes of Code §411(a)(11). In addition, an “in-Plan Roth rollover contribution” is not a distribution for purposes of Code §§401(a)(11) (relating to spousal consent) and 3405(c) (relating to mandatory income tax withholding). Furthermore, it is not a distribution for purposes of applying any limitations that a Plan may impose with respect to the number of in-service distributions permitted by the Plan.

(3) Withdrawal of In-Plan Roth Rollover Contributions. A Participant may withdraw amounts from the Participant’s In-Plan Roth Rollover Contribution Account only when the Participant is eligible for a distribution from the Plan account that is the source of the “in-Plan Roth rollover contribution.” This Section does not expand (except, if elected, for distributions for withholding) or eliminate any distribution rights on amounts that a Participant elects to treat as an “in-Plan Roth rollover contribution.”

(e) Definitions and other rules.

(1) In-Plan Roth Rollover Contribution. An “in-Plan Roth rollover contribution” means a rollover contribution to the Plan that consists of a distribution from a Participant’s Plan account, other than a designated Roth account, that the Participant rolls over to the Participant’s designated In-Plan Roth Rollover Contribution Account in the Plan, in accordance with Code §402(c)(4). An “in-Plan Roth rollover contribution” may occur only by a direct rollover.

(2) Participant includes spousal Beneficiary/Alternate Payee. For purposes of eligibility for an “in-Plan Roth rollover contribution,” the Plan will treat a Participant’s surviving Spouse Beneficiary or Alternate Payee Spouse or former Spouse as a Participant (unless the right to elect an “in-Plan Roth rollover contribution” is limited to Employees). A non-Spouse Beneficiary may not make an “in-Plan Roth rollover contribution.”

(3) Distribution from partially Vested account. Distributions (i.e., the source of the “in-Plan Roth rollover contribution” amounts) are permitted only from Vested amounts allocated to a qualifying source as identified in the Adoption Agreement. If a distribution is made to a Participant who has not severed employment and who is not fully Vested in the Participant’s Account from which the rollover is to be made, and the Participant may increase the Vested percentage in such account, then at any relevant time the Participant’s Vested portion of the account will be determined in the manner set forth in Section 6.5(h).

ARTICLE XIII

SIMPLE 401(K) PROVISIONS

13.1 SIMPLE 401(k) PROVISIONS

(a) If elected in the Adoption Agreement, this Plan is intended to be a SIMPLE 401(k) plan which satisfies the requirements of Code §§401(k)(11) and 401(m)(10).

(b) The provisions of this Article apply for a “year” only if the following conditions are met:

(1) The Employer adopting this Plan is an “eligible employer.” An “eligible employer” means, with respect to any “year,” an Employer that had no more than 100 Employees who received at least $5,000 of “compensation” from the Employer for the preceding “year.” In applying the preceding sentence, all employees of an Affiliated Employer and Leased Employees are taken into account.

An “eligible employer” that has elected to use the SIMPLE 401(k) provisions but fails to be an “eligible employer” for any subsequent “year,” is treated as an “eligible employer” for the two (2) “years” following the last “year” the Employer was an “eligible employer.” If the failure is due to any acquisition, disposition, or similar transaction involving an “eligible employer,” the preceding sentence applies only if the provisions of Code §410(b)(6)(C)(i) are satisfied.

(2) No contributions are made, or benefits accrued for services during the “year,” on behalf of any “eligible employee” under any other plan, contract, pension, or trust described in Code §219(g)(5)(A) or (B), maintained by the Employer.

(c) To the extent that any other provision of the Plan is inconsistent with the provisions of this Article, the provisions of this Article govern.

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Defined Contribution Volume Submitter Plan

13.2 DEFINITIONS

(a) “Compensation” means, for purposes of this Article, the sum of the wages, tips, and other compensation from the Employer subject to federal income tax withholding (as described in Code §6051(a)(3)) and the Employee’s salary deferral contributions made under this or any other 401(k) plan, and, if applicable, elective deferrals under a Code §408(p) SIMPLE plan, a SARSEP, or a Code §403(b) annuity contract and compensation deferred under a Code §457 plan, required to be reported by the Employer on Form W-2 (as described in Code §6051(a)(8)). For Self-Employed Individuals, “compensation” means net earnings from self-employment determined under Code §1402(a) prior to subtracting any contributions made under this Plan on behalf of the individual. “Compensation” also includes amounts paid for domestic service (as described in Code §3401(a)(3)). The provisions of the Plan implementing the limit on Compensation under Code §401(a)(17) apply to the “compensation” under this Article.

(b) “Eligible employee” means, for purposes of this Article, any Participant who is entitled to make Elective Deferrals described in Code §402(g) under the terms of the Plan.

(c) “Year” means the calendar year.

13.3 CONTRIBUTIONS

(a) Salary deferral contributions

(1) Each “eligible employee” may make a salary deferral election to have “compensation” reduced for the “year” in any amount selected by the Employee subject to the limitation in Subsection (c) below. The Employer will make a salary deferral contribution to the Plan, as an Elective Deferral, in the amount by which the Employee’s “compensation” has been reduced.

(2) The total salary deferral contribution for the “year” for any Employee cannot exceed the limitation on salary deferral contributions in effect for the “year” pursuant to Code §408(p)(2). The limit will be adjusted by the Secretary of the Treasury for cost-of living increases under Code §408(p)(2)(E). Any such adjustments will be in multiples of $500. The amount of an Employee’s salary deferral contributions permitted for a “year” is increased for Employees aged 50 or over by the end of the “year” by the amount of allowable Catch-Up Contributions pursuant to Code §414(v)(2). The limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code §414(v)(2)(C). Any such adjustments will be in multiples of $500. Catch-Up Contributions are otherwise treated the same as other salary deferral contributions.

(b) Other contributions

(1) Matching contributions. Unless (2) below is elected, each “year” the Employer will make a matching contribution to the Plan on behalf of each Employee who makes a salary deferral election under Section 13.3(a). The amount of the matching contribution will be equal to the Employee’s salary deferral contribution up to a limit of three percent (3%) of the Employee’s “compensation” for the full “year.”

(2) Nonelective Contributions. For any “year,” instead of a matching contribution, the Employer may elect to contribute a Nonelective Contribution of two percent (2%) of “compensation” for the full “year” for each “eligible employee” who received at least $5,000 of “compensation” from the Employer for the “year.”

(c) Limitation on Other Contributions

No Employer or Employee contributions may be made to this Plan for the “year” other than salary deferral contributions described in Section 13.3(a), matching or Nonelective Contributions described in Section 13.3(b) and rollover contributions described in Regulation §1.402(c)-2, Q&A-1(a). Furthermore, the provisions of Section 4.4 which implement the limitations of Code §415 apply to contributions made pursuant to this Section (other than Catch-Up Contributions).

13.4 ELECTION AND NOTICE REQUIREMENTS

(a) Election period

(1) In addition to any other election periods provided under the Plan, each “eligible employee” may make or modify a salary deferral election during the 60-day period immediately preceding each January 1st.

(2) For the “year” an Employee becomes eligible to make salary deferral contributions under this Article, the 60-day election period requirement of Subsection (a)(1) is deemed satisfied if the Employee may make or modify a salary deferral election during a 60-day period that includes either the date the Employee becomes eligible or the day before.

(3) Each “eligible employee” may terminate a salary deferral election at any time during the “year.”

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Defined Contribution Volume Submitter Plan

(b) Notice requirements

(1) The Employer will notify each “eligible employee” prior to the 60-day election period described in Section 13.4(a) that a salary deferral election or a modification to a prior election may be made during that period.

(2) The notification described in (1) above will indicate whether the Employer will provide a matching contribution described in Section 13.3(b)(1) or a two percent (2%) Nonelective Contribution described in Section 13.3(b)(2) for that “year.”

13.5 VESTING REQUIREMENTS

All benefits attributable to contributions made pursuant to this Article are nonforfeitable at all times, and all previous contributions made under the Plan are nonforfeitable as of the beginning of the Plan Year that the 401(k) SIMPLE provisions apply.

13.6 TOP-HEAVY RULES

The Plan is not treated as a top-heavy plan under Code §416 for any “year” for which the provisions of this Article are effective and satisfied.

13.7 NONDISCRIMINATION TESTS

The Plan is treated as meeting the requirements of Code §§401(k)(3)(A)(ii) and 401(m)(2) for any “year” for which the provisions of this Article are effective and satisfied. Accordingly, Sections 12.4, 12.5, 12.6 and 12.7 shall not apply to the Plan for any “year” for which this Article applies.

ARTICLE XIV

MULTIPLE EMPLOYER PROVISIONS

14.1	ELECTION AND OVERRIDING EFFECT

If a Participating Employer that is not an Affiliated Employer adopts this Plan, then the provisions of this Article XIV shall apply to such Participating Employer as of the Effective Date specified in its participation agreement and supersede any contrary provisions in the basic Plan document or the Adoption Agreement. If this Article XIV applies, then the Plan shall be a multiple employer plan as described in Code §413(c). In this case, the Employer and each Participating Employer acknowledge that the Plan is a multiple employer plan subject to the rules of Code §413(c) and the Regulations thereunder, which are hereby incorporated by reference, and specific annual reporting requirements.

14.2	DEFINITIONS

The following definitions shall apply to this Article XIV and shall supersede any conflicting definitions in the Plan:

(a) Employee. “Employee” means any common law employee, Self-Employed Individual, Leased Employee or other person the Code treats as an employee of a Participating Employer for purposes of the Participating Employer’s qualified plan. Either the Adoption Agreement or a participation agreement to the Adoption Agreement may designate any Employee, or class of Employees, as not eligible to participate in the Plan.

(b) Lead Employer. “Lead Employer” means the signatory Employer to the Adoption Agreement execution page, and does not include any Affiliated Employer or Participating Employer. The “lead Employer” has the same meaning as the Employer for purposes of making Plan amendments and other purposes regardless of whether the “lead Employer” is also a Participating Employer under this Article XIV.

14.3	PARTICIPATING EMPLOYER ELECTIONS

The participation agreement must identify the Participating Employer and the covered Employees and provide for the Participating Employer’s signature. In addition, in the participation agreement, the “lead Employer” shall specify which elections, if any, the Participating Employer can modify, and any restrictions on the modifications. Any such modification shall apply only to the employees of that Participating Employer. The Participating Employer shall make any such modification by selecting the appropriate option on its participation agreement to the “lead Employer’s” Adoption Agreement. To the extent that the Adoption Agreement does not permit modification of an election, any attempt by a Participating Employer to modify the election shall have no effect on the Plan and the Participating Employer is bound by the Plan terms as selected by the “lead Employer.” If a Participating Employer does not make any permissible participation agreement election modifications, then with regard to any election, the Participating Employer is bound by the Adoption Agreement terms as completed by the “lead Employer.” Notwithstanding the other provisions of this Section, if a Standardized Plan is being used, then the elections available to Participating Employers must be limited to the elections available to the “lead Employer” that ensure the Plan, by design, satisfies the minimum coverage requirements of Code §410(b) and the nondiscrimination requirements of Code §401(a)(4).

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Defined Contribution Volume Submitter Plan

14.4	HIGHLY COMPENSATED EMPLOYEE STATUS

Status as a Highly Compensated Employee shall be determined separately with respect to each Participating Employer.

14.5	TESTING

(a) Separate status. The Administrator shall perform the tests listed below separately for each Participating Employer, with respect to the Employees of that Participating Employer. For this purpose, the Employees of a Participating Employer, and their allocations and accounts, shall be treated as though they were in separate plan. Any correction action, such as additional contributions or corrective distributions, shall only affect the Employees of the Participating Employer. The tests subject to this separate treatment are:

(1) The ADP test in Section 12.4.

(2) The ACP test in Section 12.6.

(3) Nondiscrimination testing as described in Code §401(a)(4) and the applicable Regulations.

(4) Coverage testing as described in Code §410(b) and the applicable Regulations.

(b) Joint status. The Administrator shall perform the following tests for the Plan as whole, without regard to employment by a particular Participating Employer:

(1) Applying the Code §415 limitation in Section 4.4.

(2) Applying the Code §402(g) limitation in Section 12.2.

(3) Applying the limit on Catch-Up Contributions in Section 12.2.

14.6	TOP HEAVY PROVISIONS

The Plan will apply the provisions of Article IX separately to each Participating Employer. The Plan will be considered separate plans for each Participating Employer and its Employees for purposes of determining whether such a separate plan is top-heavy under Section 9.1 or is entitled to the exemption described in Section 12.8(f) or 12.9(i). For purposes of applying this Article to a Participating Employer, the Participating Employer and any business which is related to that Participating Employer shall be the “Employer” for purposes of Section 9.1, and the terms “Key Employee” and “Non-Key Employee” shall refer only to the Employees of that Participating Employer. If such a Participating Employer’s separate plan is top-heavy, then:

(a) Highest contribution rate. The Administrator shall determine the highest Key Employee contribution rate under Section 4.3(g) by reference to the Key Employees and their allocations in the separate plan of that Participating Employer;

(b) Top-heavy minimum allocation. The Administrator shall determine the amount of any required top-heavy minimum allocation separately for that separate plan under Section 4.3(f); and

(c) Plan Which Will Satisfy. The Participating Employer shall make any additional contributions Section 4.3(k) requires.

14.7	COMPENSATION

(a) Separate determination. For the following purposes, a Participant’s Compensation shall be determined separately for each Participating Employer:

(1) Nondiscrimination and coverage. All of the separate tests listed in Section 14.5(a).

(2) Top-heavy. Application of the top-heavy rules in Article IX.

(3) Allocations. Application of allocations under Article IV.

(4) HCE determination. The determination of an Employee’s status as a Highly Compensated Employee.

(b) Joint status. For all Plan purposes other than those described in Section 14.7(a), including but not limited to determining the Code §415 limits in Section 4.4, Compensation includes all Compensation paid by or for any Participating Employer.

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Defined Contribution Volume Submitter Plan

14.8	SERVICE

An Employee’s service includes all Hours of Service and Years of Service with any and all Participating Employers. An Employee who terminates employment with one Participating Employer and immediately commences employment with another Participating Employer has not separated from service or had a severance from employment.

14.9	REQUIRED MINIMUM DISTRIBUTIONS

If a Participant is a more than 5% Owner (under Code §416(i) and Section 6.8(e)(6)) of any Participating Employer for which the Participant is an Employee in the Plan Year the Participant attains age 70 1/2, then the Participant’s “required beginning date” under Section 6.8(e)(5) shall be the April 1 following the close of the calendar year in which the Participant attains age 70 1/2.

14.10 COOPERATION AND INDEMNIFICATION

(a) Cooperation. Each Participating Employer agrees to timely provide all information the Administrator deems necessary to insure the Plan is operated in accordance with the requirements of the Code and the Act and will cooperate fully with the “lead Employer,” the Plan, the Plan fiduciaries and other proper representatives in maintaining the qualified status of the Plan. Such cooperation will include payment of such amounts into the Plan, to be allocated to employees of the Participating Employer, which are reasonably required to maintain the tax-qualified status of the Plan.

(b) Indemnity. Each Participating Employer will indemnify and hold harmless the Administrator, the “lead Employer” and its subsidiaries; officers, directors, shareholders, employees, and agents of the “lead Employer”; the Plan; the Trustees, Fiduciaries, Participants and Beneficiaries of the Plan, as well as their respective successors and assigns, against any cause of action, loss, liability, damage, cost, or expense of any nature whatsoever (including, but not limited to, attorney’s fees and costs, whether or not suit is brought, as well as IRS plan disqualifications, other sanctions or compliance fees or DOL fiduciary breach sanctions and penalties) arising out of or relating to the Participating Employer’s noncompliance with any of the Plan’s terms or requirements; any intentional or negligent act or omission the Participating Employer commits with regard to the Plan; and any omission or provision of incorrect information with regard to the Plan which causes the Plan to fail to satisfy the requirements of a tax-qualified plan.

14.11 INVOLUNTARY TERMINATION

Unless the “lead Employer” provides otherwise in an addendum hereto, the “lead Employer” shall have the power to terminate the participation of any Participating Employer (hereafter “Terminated Employer”) in this Plan. If and when the “lead Employer” wishes to exercise this power, the following shall occur:

(a) Notice. The “lead Employer” shall give the “Terminated Employer” a notice of the “lead Employer’s” intent to terminate the “Terminated Employer’s” status as a Participating Employer of the Plan. The “lead Employer” will provide such notice not less than thirty (30) days prior to the date of termination unless the “lead Employer” determines that the interest of Plan Participants requires earlier termination.

(b) Spin-off. The “lead Employer” shall establish a new defined contribution plan, using the provisions of this Plan with any modifications contained in the “Terminated Employer’s” participation agreement, as a guide to establish a new defined contribution plan (the “spin-off plan”). The “lead Employer” will direct the Trustee to transfer (in accordance with the rules of Code §414(l) and the provisions of Section 8.3) the Accounts of the Employees of the “Terminated Employer” to the “spin-off plan.” The “Terminated Employer” shall be the Employer, Administrator, and sponsor of the “spin-off plan.” The Trustee of the “spin-off plan” shall be the person or entity designated by the “Terminated Employer,” or, in the absence of any such designation, the chief executive officer of the “Terminated Employer.” If state law prohibits the “Terminated Employer” from serving as Trustee, the Trustee is the president of a corporate “Terminated Employer,” the managing partner of a partnership “Terminated Employer,” the managing member of a limited liability company “Terminated Employer,” the sole proprietor of a proprietorship “Terminated Employer,” or in the case of any other entity type, such other person with title and responsibilities similar to the foregoing. However, the “lead Employer” shall have the option to designate an appropriate financial institution as Trustee instead if necessary to protect the interest of the Participants. The “lead Employer” shall have the authority to charge the “Terminated Employer” or the Accounts of the Employees of the “Terminated Employer” a reasonable fee to pay the expenses of establishing the “spin-off plan.”

(c) Alternative. The “Terminated Employer,” in lieu of creation of the “spin-off plan” under (b) above, has the option to elect a transfer alternative in accordance with this Subsection (c).

(1) Election. To exercise the option described in this Subsection, the “Terminated Employer” must inform the “lead Employer” of its choice, and must supply any reasonably required documentation as soon as practical. If the “lead Employer” has not received notice of a “Terminated Employer’s” exercise of this option within ten (10) days prior to the stated date of termination, the “lead Employer” can choose to disregard the exercise and proceed with the Spin-off.

(2) Transfer. If the “Terminated Employer” selects this option, the Administrator shall transfer (in accordance with the rules of Code §414(l) and the provisions of Section 8.3) the Accounts of the Employees of the “Terminated Employer” to a qualified plan the “Terminated Employer” maintains. To exercise this option, the “Terminated Employer” must deliver to the “lead Employer” or Administrator in writing the name and other relevant information of the transferee plan and must provide such assurances that the Administrator shall reasonable require to demonstrate that the transferee plan is a qualified plan.

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Defined Contribution Volume Submitter Plan

(d) Participants. The Employees of the “Terminated Employer” shall cease to be eligible to accrue additional benefits under the Plan with respect to Compensation paid by the “Terminated Employer,” effective as of the date of termination. To the extent that these Employees have accrued but unpaid contributions as of the date of termination, the “Terminated Employer” shall pay such amounts to the Plan or the “spin-off plan” no later than thirty (30) days after the date of termination, unless the “Terminated Employer” effectively selects the Transfer option under Subsection (c)(2) above.

(e) Consent. By its signature on the participation agreement, the Terminated Employer specifically consents to the provisions of this Article and agrees to perform its responsibilities with regard to the “spin-off plan,” if necessary.

14.12 VOLUNTARY TERMINATION

A Participating Employer (hereafter “withdrawing employer”) may voluntarily withdraw from participation in this Plan at any time. If and when a “withdrawing employer” wishes to withdraw, the following shall occur:

(a) Notice. The “withdrawing employer” shall inform the “lead Employer” and the Administrator of its intention to withdraw from the Plan. The Withdrawing Employer must give the notice not less than thirty (30) days prior to the effective date of its withdrawal.

(b) Procedure. The “withdrawing employer” and the “lead Employer” shall agree upon procedures for the orderly withdrawal of the “withdrawing employer” from the plan. Such procedures may include any of the optional spin-off or transfer options described in Section 14.11.

(c) Costs. The “withdrawing employer” shall bear all reasonable costs associated with withdrawal and transfer under this Section.

(d) Participants. The Employees of the “withdrawing employer” shall cease to be eligible to accrue additional benefits under the Plan as to Compensation paid by the “withdrawing employer,” effective as of the effective date of withdrawal. To the extent that such Employees have accrued but unpaid contributions as of the effective date of withdrawal, the “withdrawing employer” shall contribute such amounts to the Plan or the “spin-off plan” promptly after the effective date of withdrawal, unless the accounts are transferred to a qualified plan the “withdrawing employer” maintains.

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